UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual®
Semi-Annual Reports
June 30, 2017
Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved higher in the first half of 2017 with strong earnings being one of the major driving factors. Stocks recorded the majority of their second quarter gains in late April and May, as first-quarter earnings reports managed to outpace even elevated expectations. This marked the second straight quarter of earnings increases, following five quarters of declines that began in the middle of 2015. Equity market volatility remained relatively low during the first half of the year, despite the occasional spikes following political uncertainty, global conflicts, and surprising economic data. However, many of the major indexes seemed to shrug off these issues and any declines proved short-lived. First quarter Gross Domestic Product (GDP) growth slowed to a 1.4 percent annualized rate, restrained by a mild winter, lower business inventory investment and a decrease in government spending. Final second quarter GDP growth is expected to produce a much better reading in the 2.0 to 3.0 percent range. Tightening labor market conditions have yet to produce significant upward pressure on wages, but inflation risks will persist with the unemployment rate at 15 year lows. From a sector perspective, Technology, Health Care, and Consumer Discretionary had the strongest returns and sectors such as Energy and Telecommunications experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a solid 8.73 percent during the six-month period ending June 30.

On a relative basis, large capitalization stocks provided higher returns than mid and small capitalization stocks during the six-month period. Large capitalization stocks, as measured by the Russell 1000 Index, returned 9.27 percent, while mid capitalization stocks, as measured by the Russell Midcap Index, returned 7.99 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned 4.99 percent. From a style perspective, growth stocks outperformed value stocks in all market capitalizations, with the widest disparity being in the small capitalization space. For instance, small cap growth stocks, as measured by the Russell 2000 Growth Index returned 9.97 percent while small cap value stocks, as measured by the Russell 2000 Value Index, returned 0.54 percent. Much of the outperformance within growth stocks can be attributed to investors rewarding companies displaying strong growth and improving earnings estimates over stocks displaying low volatility and value characteristics.

International markets solidly outperformed domestic equity markets during first six months of the year with emerging market stocks posting a strong 18.6 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returning a solid 14.23 percent, as measured by the MSCI EAFE Index. This strong international performance is a testament to an improving global growth outlook and investors’ search for yield amid low interest rates in most developed markets. Stronger prospects for earnings growth among both developed and emerging market equities also buoyed valuations.

Investment-grade fixed-income securities underperformed high yield bonds during the six-month period even as noninvestment-grade bonds experienced a drag from lower oil prices, which make up a large percentage of U.S. high yield indexes. Crude oil entered a bear market – a decline of over 20 percent from recent highs – in June. Supply side factors have become a major determinant of oil prices, which are expected to remain in the $40 to $60 per barrel range. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned 2.27 percent and the Credit Suisse High Yield Bond Index returned a solid 4.37 percent. The Federal Open Market Committee (FOMC) met several times during the first half of the year and by their June meeting had tightened monetary policy for the second time this year. The Federal Reserve signaled further rate hikes in coming quarters and publicly discussed plans to gradually shrink their $4.5 trillion balance sheet.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 1.18% during the first six months of 2017, compared to 0.72% for its benchmark, the Bloomberg Barclays Capital U.S. 1-3 Year Index for the same time period.

The Fund finished in the top half among actively managed short duration fixed income funds as measured by Morningstar.

The Federal Reserve picked up its pace of tightening monetary policy with two interest rate hikes during the first half of 2017. The 2-year Treasury note finished the second quarter at 1.38%, 19 basis points higher than the beginning of the year. The Federal Reserve is likely to begin unwinding its $4.5 trillion balance sheet during the latter half of 2017.

We continue to maintain a conservative duration (interest rate risk) position in the Limited Maturity Bond Fund in light of expected additional monetary policy tightening in the United States. The European Central Bank (ECB) and Bank of Japan (BOJ) also are moving closer to the end of negative interest rate policies, putting more upward pressure on short-term yields in the U.S. and abroad.

Portfolio performance during the first half of the year benefitted from credit spread tightening across both corporate and structured holdings. Despite an extended period of credit spread tightening since oil prices bottomed in early 2016, we continue to identify attractive short duration total return opportunities in the Limited Maturity Fund.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Corporate Bonds	55.9%
Asset Backed	22.7%
Commercial Mortgage Backed	13.2%
U.S Treasury Obligations	7.1%
Municipal Bonds	1.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 2.99% during the first six months of 2017, compared to 2.27% for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same time period.

The Fund finished in the top quartile among actively managed intermediate duration fixed income funds as measured by Morningstar.

Steady economic growth, stable inflation and improving corporate earnings helped sustain upward momentum across the U.S. financial markets since the start of this year. International equity markets also rallied as the global economy finally appears ready for lift off after years of disappointing growth. The 10-year Treasury note finished June at 2.31%, 13 basis points lower than where the year started.

The Federal Reserve quickened the pace to normalize short-term interest rate policy with two additional rate hikes during the first half of 2017. Gradual unwinding of the Federal Reserve’s $4 1/2 trillion balance sheet will likely begin during the latter half of this year. The European Central Bank (ECB) and Bank of Japan (BOJ) also are moving closer to ending negative interest rate policies in response to better economic performance.

Fund performance during the first six months of 2017 benefitted from credit spread tightening among both corporate and structured bond holdings. As credits spreads tighten, we are gradually shifting out of fully valued spread product and moving up in credit quality. Treasury Inflation Protected securities (TIPs) underperformed during the period as inflation expectations declined. However, we believe TIPs offer attractive relative value and will cushion portfolio performance should interest rates move higher.

We expect financial market volatility to pick up from near record low levels experienced during the first half of the year. Our balanced active management approach focused on both bottoms-up and top-down investment opportunities should benefit from the expected pick-up in interest rate and credit spread volatility.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Corporate Bonds	45.7%
Commercial Mortgage Backed	18.0%
U.S. Treasury Obligation	12.8%
Asset Backed	10.2%
Residential Mortgage Backed	8.5%
Agency Obligations	2.9%
Municipal Bonds	1.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 4.31% for the six-month period ending June 30, 2017, compared to the 4.37% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

The portfolio outperformed the CSFB High Yield Index during the six-month period on a net-of-fees basis. Positioning in the media and telecommunications sector was beneficial. Conversely, credit selection in the food segment was a drag on relative performance.

High yield bonds posted positive results in the first six months of the calendar year despite political tensions and oil price volatility that at times weighed on the market. The continuation of the Trump-enthusiasm trade was evident as the year began. However, the collapse of the Republican-led effort to repeal and replace the Affordable Care Act led to doubts that the Trump administration will be able to implement fiscal stimulus as quickly as some had hoped. Additionally, the administration continued to face opposition to policy changes from both sides of the aisle, while headlines about the Trump campaign’s possible ties to Russia were a distraction. Trading in bonds of energy and commodity-related industries was volatile throughout the period as the market absorbed sometimes-conflicting reports about levels of oil inventories. Disappointment that OPEC did not deepen its production cuts as part of the agreement to curtail output for an additional nine months also contributed to energy sector weakness.

The Federal Reserve announced two 25-basis-point increases in the federal funds target rate range during the first half of the year, with the first in March and the second in June. Fed officials maintained their outlook for one more rate hike in 2017 and also outlined their plans to begin unwinding the central bank’s $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis. Despite the moves by the central bank, longer-term Treasury interest rates declined over the last six months — thus flattening the yield curve — as inflation remained low, economic growth was lackluster, and new fiscal stimulus measures failed to materialize.

Year-to-date issuance has increased compared with the first six months of 2016. However, the majority of new issuance volume has been used to refinance existing debt, potentially lowering companies’ cost of capital and extending maturities. In terms of quality, the bulk of year-to-date issuance has been rated BB or higher.

Credit selection drove outperformance, particularly in the media/telecommunications, financials, and information technology sectors. Our positioning within the larger media and telecommunications sector provided the greatest relative contribution by industry. Credits within these segments have represented top positions by issuers for several years and continue to generate steady gains. In the wireless space, our investment in T-Mobile was a leading contributor during the period. The company followed up strong fourth-quarter 2016 results with solid first-quarter performance. Management raised fiscal year 2017 guidance and expressed confidence in the company’s position under both standalone and various industry consolidation scenarios.

Credit selection in the food segment was a drag on relative performance due to our investment in Agrokor, a Croatian retailer that produces, distributes, and sells food products internationally. Moody’s Investors Services and S&P downgraded the operating company debt rating largely due to liquidity concerns. In April, Croatian authorities passed a law to address systematically important companies like this retailer that are on the verge of collapse, thus initiating the restructuring process. Bondholders are in discussions to determine the best course of action going forward. Although we continue to see value in Agrokor’s businesses due to its scale throughout the Balkans and its importance to local economies, we reduced exposure to the name.

High yield bonds appear well positioned from a yield and duration perspective relative to many alternative fixed income sectors. The relatively low duration profile and higher income of the asset class are attractive in this environment. Enthusiasm tied to the new administration has been clearly priced in, but campaign platform policies are proving difficult to implement. Beyond the U.S., global elections throughout this year alongside central bank policy changes also bring a considerable level of uncertainty. Steady economic growth and favorable U.S. employment trends are supportive to high yield issuers, as they are typically more sensitive to macroeconomic factors. Solid corporate fundamentals based on strong earnings and ready access to capital mean that the default rate will likely remain low. While our credit analysts struggle to find value across the market, idiosyncratic opportunities do exist particularly related to M&A developments or amid pockets of market volatility. As always, we aim to deliver high current income while

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
BBB/BB Rated & Above	10.5%
BB Rated	7.3%
BB/B Rated	30.2%
B Rated	16.2%
B/CCC Rated	16.9%
CCC and Below	1.4%
Not Rated	2.1%
Loan Agreements	13.2%
Equity Securities	2.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 9.07% for the six-month period ending June 30, 2017, compared to the 9.34% return of its benchmark, the S&P 500 Index for the same time period.

Stocks rose over the six-month period ended June 30, 2017. While volatility was relatively low, the market continued the rally sparked by the November 2016 presidential election of Donald Trump amid hopes for tax cuts and increased infrastructure spending — although neither had yet to come to fruition by period-end. The market was largely unfazed by lackluster first-quarter economic growth, two interest rate increases from the Federal Reserve, Trump’s domestic political controversies, Republicans’ failed attempts to repeal the Affordable Care Act, and increased geopolitical tensions. U.S. bond market returns were generally positive as the 10-year U.S. Treasury yield declined.

Our equity weight marginally declined as we sold select equities on strength. During the period, we added to equity holdings in the consumer discretionary and real estate sectors, while we trimmed names in the consumer staples sector. We continued to maintain exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our fixed income weight decreased during the period. While high yield remains our largest fixed income asset class, where we tend to invest in the highest-quality high yield bonds, we view the sector as less compelling due to tightening spreads. Within investment-grade corporate securities, our weight increased as we added to high-quality names that offer idiosyncratic investment opportunities with relatively attractive yields and limited credit risk. Although our duration remains relatively low, it increased as our allocation to lower- duration high yield bonds declined while our allocation to relatively higher-duration investment-grade securities increased.

Within equities, the health care sector contributed to relative performance, due to stock selection and an overweight position. Scientific instruments maker PerkinElmer performed well amid improved performance from its core life science research tools and services business unit, as well as from announcing it will buy German diagnostics company Euroimmun Medical Laboratory Diagnostics. An underweight position and stock selection in the energy sector also boosted relative performance. Conversely, stock selection in the consumer discretionary sector hindered relative results. Specialty retailers O’Reilly Automotive and AutoZone traded lower as weaker-than-expected sales, driven in part by delayed tax refunds and unfavorable weather, raised investor concern regarding the threat of e-commerce to the automotive retail industry. An underweight position in the information technology sector also detracted.

We continue to favor stocks with more defensive characteristics that we believe will be solid performers in multiple economic scenarios, including a downturn. As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	31.7%
Financials	20.5%
Consumer, Cyclical	11.9%
Technology	9.6%
Communications	9.4%
Industrials	8.0%
Utilities	5.0%
Energy	3.6%
Asset Backed	0.2%
Basic Materials	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 6.59% for the six-month period ending June 30, 2017, compared to its benchmarks, the S&P 500 Index’s return of 9.34% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the six-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period.

The Fund’s overweight in CMBS (commercial mortgage-backed securities) and CLO (collateralized loan obligations) have contributed positively to the performance. Municipal bonds and corporates performed well also.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 19.28% for the six-month period ending June 30, 2017, compared to the 13.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered positive double-digit returns for the six months ended June 30, 2017, outpacing the benchmark Russell 1000 Growth Index. Stock selection was the main reason for relative outperformance, but group weighting was also positive. Information technology, consumer discretionary, consumer staples, and industrials and business services were the leading relative outperformers. Financials was the only significant detractor.

U.S. stocks rose in the first half of 2017, led by large-caps and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending — although neither has yet to come to fruition. In the large-cap universe, information technology and health care stocks did very well, while energy and telecommunication services shares declined.

Information technology was the leading relative outperformer, primarily driven by stock selection, but outweighting the strongest sector in the benchmark also helped. Alibaba Group Holding, China’s largest e-commerce player, provided revenue guidance for the current fiscal year that was significantly higher than expected, driven by the strength in its core Chinese e-commerce business. The company, which is rapidly transforming into a global leader in data, is also experiencing strong growth in its AliCloud and Alipay businesses. Shares of PayPal Holdings traded higher following its latest quarterly report with total payment volume and active accounts coming in higher than expected. Higher-than-expected revenue growth in its gaming and cloud-computing businesses helped Tencent Holdings post another strong quarter. The company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region.

Consumer discretionary outperformed on stock selection. Shares of Amazon.com rose following its latest quarterly report, with topline and bottom-line results coming in ahead of consensus expectations. Expansion of its fulfillment and logistics networks has helped drive accelerated growth and allowed it to meet the needs of its increasing global footprint. Amazon Web Services, the company’s highly profitable cloud-computing business, also continues to grow at a rapid clip. The overwhelming demand for Model 3, Tesla’s first mass-market car, confirms broad appeal of all-electric vehicles and helps support the company’s mission to accelerate the world’s transition to sustainable energy and transport. We believe the company is also poised to be a dominant player in the shift to autonomous vehicles.

Consumer staples was an outperformer on significant underweighting against the benchmark, but stock selection also contributed. Shares of Philip Morris International outperformed based upon the rapid growth of its IQOS heat-not-burn smokeless cigarette. This reduced-risk smoking product is generating very strong sales in several markets, including Japan and Italy.

Industrials and business services outperformed on stock selection. We focus on high-quality companies that can benefit from long-term secular, rather than cyclical, growth trends in this sector. The financials sector relatively detracted largely on stock selection.

We believe that global equity markets can generate modest gains in the second half of the year. We are cautious, however, that a fresh catalyst for economic growth would be needed before more substantial gains for cyclically sensitive stocks — a revival of the reflation trade — could be expected. Given the controversies surrounding President Trump, it is not clear whether his administration has the political capital to achieve the sweeping reforms necessary to spur economic growth and accelerate the recovery in corporate earnings. For this reason, we continue to focus attention on sectors with specific growth drivers.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Communications	26.3%
Consumer, Non-cyclical	23.1%
Technology	16.5%
Financials	13.5%
Consumer, Cyclical	12.6%
Industrials	7.1%
Utilities	0.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 15.14% for the six-month period ending June 30, 2017, compared to the 13.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed market (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. While global inflation faded during the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The ECB appears set on announcing QE tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the more constructive political economic backdrop.

The headwind of a stronger US dollar faded during the period while US consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. Demand for autos tapered off from near-record territory at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement, a positive indicator of global economic activity and prospects. Receding fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM, helped EM markets resume their upward trajectory, powered by strong inflows throughout the first half of 2017.

Security selection in the consumer staples, financial services and health care sectors contributed to performance relative to the Russell 1000® Growth Index. Within the consumer staples sector, the fund’s overweight positions in infant and children’s pediatric nutrition producer Mead Johnson Nutrition and beauty products maker Estee Lauder benefited relative returns as both stocks outpaced the benchmark during the reporting period. Within the financial services sector, holding shares on global asset manager Blackstone Group lifted relative results. Within the strong-performing health care sector, overweight positions in pharmaceutical and medical products maker Abbott Laboratories, life sciences supply company Thermo Fisher Scientific and analytical instrument manufacturer Waters Corp. aided relative performance.

Stocks in other sectors that further supported relative returns included overweight positions in precision instruments manufacturer Mettler-Toledo International and paint and coating manufacturer Sherwin-Williams, not holding shares of poor-performing telecommunications company Verizon Communications and holding shares of luxury goods company LVMH.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

An underweight position and stock selection in the technology sector were the largest detractors to relative performance during the reporting period. Within this sector, not holding shares of strong-performing social media company Facebook and an underweight position in computer and personal electronics maker Apple hurt relative returns as the stocks of both companies outperformed the benchmark.

Weak security selection in the special products & services sector also weighed on relative results. Within this sector, an overweight position in management consulting firm Accenture dampened relative performance as shares lagged the benchmark over the reporting period.

Elsewhere, the fund’s overweight positions in automotive replacement parts distributor AutoZone, retail chain operator TJX Companies, beauty products manufacturer

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Coty and global media company 21st Century Fox hurt relative returns. Additionally, not holding internet retailer Amazon.com and holding shares of oil field services company Schlumberger further hindered relative performance.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	34.2%
Technology	17.0%
Consumer, Cyclical	13.6%
Financials	10.4%
Communications	9.6%
Industrials	8.7%
Basic Materials	6.1%
Energy	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 16.61% for the six-month period ending June 30, 2017, compared to the 13.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.

In the six-month reporting period, U.S. stocks rallied strongly on expectations for stimulative and business-friendly fiscal policy from the new presidential administration. With the Republicans controlling both Congress and the White House, President Trump’s promises to cut taxes, increase infrastructure spending and relax regulations were initially anticipated to be enacted wholesale, which sent stocks soaring in the month following the election. However, early policy stumbles and emerging political scandals cast doubt about the ability to pass these reforms.

Although some of the post-election optimism dimmed and economic data were mixed, stock prices continued to rise and volatility remained relatively low over this reporting period. U.S. companies reported increasing profits, and the economy continued its restrained pace of growth. The Federal Reserve’s (Fed) recent interest rate hikes were also perceived as a vote of confidence on the health of the economy.

Within the Russell 1000 Growth Index (the “Index”), the information technology (IT), health care and financials sectors led performance for the period. Energy, telecommunications services and utilities were the Index’s weakest-performing sectors.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index this reporting period primarily due to favorable stock selection, with a modest contribution from sector allocations.

Stock selection in IT contributed the most to relative outperformance. Holdings in Facebook and Alphabet were first and fourth largest contributors to relative returns, respectively. The Fund also benefited from strong stock selection in financials, where S&P Global and MSCI were the third and sixth biggest contributors to relative performance, respectively. Additionally, the Fund had no exposure to the consumer staples sector, which was advantageous in this period.

The only material detractor from performance at the sector level was the health care sector. Both stock selection and an overall underweight allocation were unfavorable as the health care sector rallied over the period. While all of the Fund’s health care holdings delivered positive absolute performance in this period, the Fund held less exposure than the benchmark to strong-performing health care stocks.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Communications	32.6%
Consumer, Cyclical	16.0%
Consumer, Non-cyclical	15.1%
Financials	12.9%
Technology	12.7%
Industrials	9.1%
Basic Materials	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 6.53% for the six-month period ending June 30, 2017, compared to the 4.66% return for its benchmark, the Russell 1000 Value Index for the same time period.

Investor sentiment in the second quarter remained positive as US equity markets maintained upward movement and corporate earnings accelerated. The Federal Reserve announced its plan for the gradual reduction of their balance sheet and also raised short term rates for a fourth time in 18 months. Thematically, growth and international equities continued to outperform their value and domestic brethren, a trend that began during the first-quarter. Double digit returns from the technology and healthcare sectors helped propel growth indexes while value was weighed down by losses in energy and telecommunications.

Outperformance was broad-based, led by strong stock selection in the industrials, financials, real estate, information technology, telecommunications and utilities sectors. Our continued underweight to energy plus an overweight to healthcare also contributed. Detracting most from performance were a few names in consumer discretionary.

For the six months ending June 30, 2017, top contributors included Oracle Corporation, Phillip Morris and Medtronic PLC. Software company Oracle posted an excellent quarter, showing continued progress in its transition from licensed software to Software as a Subscription (SaaS). New license sales fell less than expected, SaaS sales continued to grow quickly, the database business grew 8%, and margins improved, driving the stock up 10%. Shares of Phillip Morris also moved higher as investors continue to gain confidence in the company’s reduced risk product, iQOS. Medtronic’s stock has been strong likely due to improving growth and margin trends.

Detracting from performance were Anadarko Petroleum (APC), Advance Auto Parts (AAP) and Hess Corporation. AAP suffered as auto part retailers all posted disappointing quarterly results which instilled consternation that the industry growth rate is slowing and/or competition from e-commerce companies is intensifying. For AAP specifically, investors are also questioning how the company’s turnaround will unfold given encouraging trends for same store sales growth, but deteriorating margins which has pressured EPS. Energy was dragged down by continued weakness in oil prices, and was the worst performing sector for the year. Anadarko and Hess underperformed as they possess amongst the most leverage to the commodity price within our holdings. In addition to the broader investor malaise toward energy, APC also had the misfortune of an explosion in Colorado, leading to loss of life and the curtailment of production. As oil languishes in the low to mid 40’s, Hess’s production in the Bakken becomes less economically attractive. While the results of the Liza well tests have been positive, production is still years out and investors are focused on the effect current oil prices are having on production.

Looking forward, the continued profits recovery is an important supporting factor for current equity market valuations, which in our view are not inexpensive nor overly stretched either. We believe oil prices are near their range bound bottom, and will be a continued source of angst among investors. While outlook for growth and inflation seem bumpy, we expect a slow bias upwards and for interest rates to follow. If the participation rate in employment doesn’t start to improve, we’d expect wage inflation to increase and hence the prospects of the lower end consumer to improve. Major central banks have indicated monetary policy decisions will continue to be data-dependent, allowing policy to ebb and flow with economic activity. This degree of caution on the policy front paired with improving corporate fundamentals may have led to a favorable environment for risk assets, which we believe can continue. Regardless of the direction of the markets, we continue to take a long term, security-specific approach and, as always, view opportunities as defined by our reward to risk profiles.

Penn Mutual Asset Management, LLC

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financials	30.8%
Consumer, Non-cyclical	19.8%
Industrials	15.3%
Energy	8.6%
Technology	7.5%
Communications	7.0%
Consumer, Cyclical	6.3%
Utilities	3.1%
Basic Materials	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 4.26% for the six-month period ending June 30, 2017, compared to the 4.66% return for its benchmark, the Russell 1000 Value Index for the same time period.

Global stock markets delivered solid results for the six-month period ended June 30, 2017, as broad economic expansion continued to offset political uncertainties in some regions.

In the U.S., despite ongoing concerns for much of the period about the prospects for President Trump’s economic policies, positive economic data including manufacturing gains, a further decline in the jobless rate, and rising consumer spending, among other factors, provided encouragement to investors. Amid the encouraging economic data, the U.S. Federal Reserve (Fed) raised interest rates twice during the period, once in March and then again in June. The Fed also said it would start gradually selling off the securities it bought during and after the financial crisis to boost the economy.

On a global basis, the election of a new government in France helped to ease political uncertainties, although an election setback for British Prime Minister Theresa May added to confusion about Britain’s plans to exit the European Union. In China, the success of the government’s stimulus policies led it to raise interest rates to avoid economic overheating.

Looking across equity markets, the S&P 500 Index rose 9.34%, while the MSCI EAFE Index gained 13.81% during the period. Large-cap stocks generally outperformed their small-cap counterparts during the period. In

The Fund’s underperformance versus the Index was largely driven by unfavorable security selection results, while positive sector allocation results contributed to relative performance. Nine of the 11 economic sectors within the Index appreciated during the quarter. The best-performing Index sectors were health care and information technology. The two sectors with negative performance were the telecommunication services and energy groups.

The largest detractors during the quarter by sector were real estate, industrials, and consumer staples. Underperformance was driven primarily by unfavorable stock selection results in those sectors. In real estate, the Fund’s overweight position in mall operator Simon Property Group was among the largest detractors during the period. Within industrials, exposure to non-benchmark holding C.H. Robinson and not owning Philip Morris represented a drag on relative performance. Elsewhere, overweight positions in Verizon Communications and General Electric hurt relative performance along with not owning strong-performing Oracle.

The Fund’s overweight to the strong-performing Health Care industry was a meaningful contributor to relative performance during the period, while solid security selection results within the utilities, information technology, and consumer discretionary sectors boosted relative performance. In utilities, the Fund’s overweight to NextEra Energy aided performance. Within information technology, overweight positions in tech giants Apple and Alphabet contributed to relative performance. Elsewhere, underweights to Exxon Mobil and AT&T as well as owning payments technology company Visa, helped Fund performance.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financials	31.0%
Consumer, Non-cyclical	26.4%
Energy	11.2%
Industrials	8.8%
Communications	6.3%
Utilities	5.9%
Consumer, Cyclical	5.2%
Technology	4.2%
Basic Materials	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 9.22% for the six-month period ending June 30, 2017, compared to the 9.34% return for its benchmark, the S&P 500 Index for the same time period.

In U.S. equities, the S&P 500 total return index finished the first half of 2017 up 9.3%, reaching new all-time highs and witnessing better than two decade lows in both realized and implied volatility during that period. Performance of 3% for the second quarter was half of that in the first quarter, consistent with a more tentative, but still positive, U.S. growth and inflation outlook as the year progressed. A lack of progress on growth-friendly legislation from the Republican-controlled government has also contributed to the cautious tone in markets. Looking beyond the strong start to the broad index, however, both sectors and styles saw a reversal in some of the major themes that characterized 2016. Among sectors, the strongest sector of 2016 with a 27.4% gain, energy, has started 2017 with a 12.6% selloff as oil prices entered a new bear market. Small capitalization shares have also seen a turn in fortunes in 2017, with the small capitalization Russell 2000 index underperforming the large cap Russell 1000 index by 4% thus far in 2017 after outperforming by better than 9% in 2016. Strong outperformance by Value over Growth in 2016 has also been mostly reversed with the Russell 1000 Value index underperforming its growth counterpart by 9.3% in 2017 after outperforming by 10% in 2016 as the aforementioned energy sector has underperformed more growth oriented sectors such as technology. As the first half came to a close there were signs of hesitation in some of the strong trends that marked the first half. Technology shares, still best among sectors in 2017 with a 17% gain year to date, gave back 2.7% in June as investors pared back exposure to some of the high-flying technology shares amidst a cyclical rotation into value-oriented shares such as financials. To that end, value shares also outperformed growth in June as did small capitalization stocks over large caps.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Microsoft Corporation, and Alphabet Inc Class A. The top negative contributors to the Fund’s performance were General Ele4ctric Company, AT&T, and IBM Corporation.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	23.2%
Financials	18.6%
Technology	14.1%
Communications	13.5%
Industrials	10.1%
Consumer, Cyclical	8.9%
Energy	6.0%
Utilities	3.2%
Basic Materials	2.3%
Government	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 12.87% for the six-month period ending June 30, 2017, compared to the 11.40% return for its benchmark, the Russell Midcap Growth Index for the same time period.

The Russell Mid-cap Growth Index gained a little over 11% for the first half of 2017. Health care was the biggest driver of index performance. Other areas of outperformance included information technology and financials. Energy was the worst performing sector. After delivering strong returns across 2016, the energy sector weakened on early year decline in the price of oil, concerns about the oil production supply response related to a rebound in the rig count, and uncertainty about OPEC’s perspective regarding production restraint. Telecommunications, utilities, consumer staples, consumer discretionary, industrials, materials and real estate all underperformed.

The Mid Cap Growth Fund materially outperformed the Russell Mid-cap Growth Index in the first half of the year. From a sector standpoint, the Fund’s information technology exposure made the strongest positive contribution to performance, significantly outperforming this strong group within the index. The Fund was also overweight the outperforming group, and almost all of the Fund’s names turned in strong performances. Consumer staples contributed positively to relative performance. The Fund was underweight this group, which was slightly beneficial to performance, but the significant outperformance came for the ownership of a natural and organic supermarket, which received a buyout offer that powered a material gain for the stock. The industrials exposure also made a slight positive contribution to relative performance, primarily due to strong stock selection. Energy was the largest detractor. The Fund was overweight this underperforming sector, and the Fund’s oil exploration and production names all underperformed. The Fund’s consumer discretionary names detracted slightly from returns, primarily related to adverse stock selection, as being underweight this underperforming group was somewhat helpful to returns. Stock selection within financials, materials and health care were slightly weaker than the benchmark and made a small negative contribution to performance.

We have expected the market to deliver positive returns in 2017, and thus far, have not been disappointed. We think the markets can move higher from here based on accelerating economic growth around the globe, vastly improved corporate profits in the U.S. as compared to the last two years, and the potential, albeit waning, benefits of pro-growth, pro-cyclical policies from a Trump administration that can enhance an already positive environment. Economic activity in the U.S. continues at a low but stable, if not accelerating pace, as housing demand continues to improve, and consumption in general remains firm tied to ongoing strength in jobs and wage gains. Global industrial production is stronger than in recent years as evidenced by the Purchasing Managers Index in many countries. Interest rates, while increasing, still seem supportive of investment and growth, as does the credit environment. The valuation on the market has expanded with last year’s gains, but levels are reasonable to support further market appreciation as we discount additional increases in corporate profits. The factor that should provide underlying support for a corporate profit and stock market outlook that was encouraging even pre-election is the pro-growth stance of the Trump administration, should it get organized enough to effect change. A more supportive regulatory and taxation environment and a drive to invest in the U.S. could lift an already improving economic and profit picture to a higher level. The response from credit markets will be important to monitor, as higher interest rates could have a dampening impact on a stronger growth scenario. The Fund continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	30.2%
Consumer, Cyclical	22.9%
Industrials	13.4%
Technology	12.9%
Financials	10.1%
Communications	6.6%
Energy	2.9%
Basic Materials	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 10.05% for the six-month period ending June 30, 2017, compared to the 5.18% return for its benchmark, the Russell Micap Value Index for the same time period.

Stocks continued to rally and many indexes reached several new highs. Surprisingly, bond yields decreased during the 2nd quarter; the 10-year bond yield ended near the year’s earlier lows. Investors became increasingly concerned with President Trump’s ability to move his agenda through Congress. With the Fed continuing to tighten monetary policy and sluggish first quarter GDP growth, the “Trump trade” gave way to a “risk off” trade, which favored the defensive sectors of the market. Bond and stock markets are sending contradictory messages; the bond market is signaling a slow growth economy with little concern for a pick-up in inflation, while the stock market, with the S&P 500 selling close to 18x year-end 2017 earnings estimates, is anticipating acceleration in growth.

The portfolio benefited from its overweight in Technology. We believe our Tech holdings have strong growth prospects while selling at value multiples. Two strong Tech performers were Western Digital and Check Point. Over the last year we have increased our exposure to the Health Care sector as many stocks in this area came under pressure due to the new administration’s concerns about pharmaceutical pricing and the potential disruption if Obama Care is repealed. Performance was helped by Quintiles and Zimmer Biomet which both rebounded from overly depressed levels. In Consumer Staples, Whole Foods Market, our largest holding, agreed to be purchased by Amazon for $42 per share in cash, a substantial premium to our cost.

Detracting from performance was our underweight in the Utilities sector, which did well as interest rates declined. Also, we have very little REIT exposure and this area of the financial sector did well as it is particularly sensitive to interest rates. On an individual stock basis, Devon Energy came under pressure as oil prices collapsed. Given our negative outlook for oil prices we eliminated this position. Bank United declined as its loan growth came in below very aggressive targets however, we still believe it is a very valuable franchise. Avis Budget underperformed as used car prices dropped more than expected and investors questioned the business model. With the stock selling at an estimated 20% free cash flow yield, we believe the company remains an attractive investment.

We were somewhat active in the portfolio, adding to eight positions where prices became more attractive and initiating six new ideas. We eliminated four positions — two of which achieved their intrinsic value targets and two where our investment thesis for the companies changed. Lastly, we trimmed eight positions mostly after significant market appreciation.

Since the presidential election, the Russell Mid Cap Value index is up over 13%, with the portfolio strongly outperforming (+17%) during this period. The post-election rally was based on a pro-growth platform of less regulation, infrastructure spending, and tax reform. While regulatory changes are being implemented by the Administration, it remains cloudy as to whether the main agenda will be realized. Without fiscal stimulus and with the Fed tightening, economic growth could slow further and with valuation levels significantly above historical averages investors should be cautious moving forward. With that said, our portfolio of high quality, cash generating franchises continues to sell at an attractive discount to intrinsic value and we believe that it is positioned to generate solid returns over time.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	22.7%
Industrials	17.6%
Technology	17.6%
Financials	12.4%
Consumer, Cyclical	10.6%
Utilities	6.3%
Energy	5.7%
Basic Materials	4.3%
Communications	2.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 4.03% for the six-month period ending June 30, 2017, compared to the 5.18% return for its benchmark, the Russell Midcap Value Index for the same time period.

Amazon’s announcement that it would purchase Whole Foods created negative sentiment that pressured several of the portfolio’s consumer stocks. More specifically, Advance Auto Parts fell due in part to worries that Amazon could take market share away. The stock was also negatively affected by first-quarter earnings and sales that missed estimates and by weak earnings results from a competitor. Despite these headwinds, we believe margin improvements will lead to stronger results later in the year. Packaged foods company Conagra Brands declined due to overall weak industry trends and due to the competitive implications of Amazon’s plan to acquire Whole Foods. Additionally, multiline retailer Target was a top detractor. Its stock price fell considerably after it announced disappointing fourth-quarter results and a notable decrease in year-over-year earnings per share. Also, investors have lost confidence in the company’s turnaround plan.

Overweight positions in the energy sector also weighed on returns, and exploration and production companies Anadarko Petroleum and Noble Energy were key individual detractors. Anadarko Petroleum declined on weaker oil prices. Additionally, the company is facing rising service costs as drilling activity has increased. This led to concerns about lower margins/returns on capital. Furthermore, an explosion in one of the company’s wells in Colorado led to concerns about regulatory costs and asset values of the company’s Colorado operations. Noble Energy also declined on weaker oil prices in a rising service cost environment, causing concerns over margins. Additionally, the stock was negatively affected by concerns about the potential for future efficiency gains in its Southern Delaware Basin position. Imperial Oil was also pressured by weakening oil and gas prices. Furthermore, the company missed production numbers due to unexpected downtime at one of its operations. We believe this is a one-time event.

Reduced concerns about drug pricing reform and generally strong earnings results helped propel health care stocks. Following a decline in its stock price in the fourth quarter of 2016, medical device manufacturer Zimmer Biomet Holdings performed particularly well after it announced fourth-quarter and 2016 fiscal year revenues that exceeded expectations. The company has made significant progress in fixing the supply chain issues that impacted it in 2016. LifePoint Health, a hospital company with facilities in rural and nonurban communities, was another strong performer. The stock benefited from solid earnings and from expectations that a repeal/reform of the Affordable Care Act will take longer to achieve and will have minimal impact on its business.

The portfolio’s real estate holdings turned in strong results relative to the benchmark. American Tower, a REIT that owns and operates wireless communications towers, performed particularly well. The stock benefited from positive revisions to earnings guidance and from expectations for more traffic to the company’s towers given the increase in unlimited data plans offered by wireless telecommunication services companies. Additionally, timber REIT Weyerhaeuser benefited from rising lumber prices driven by improving residential housing activity and lower Canadian imports. Weyerhaeuser also benefited from internal operating improvements and merger synergies following its acquisition of Plum Creek in 2016 and from the divestiture of noncore businesses.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financials	30.1%
Industrials	18.3%
Consumer, Non-cyclical	16.5%
Energy	13.3%
Utilities	9.0%
Consumer, Cyclical	6.8%
Technology	4.8%
Communications	1.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 15.04% for the six-month period ending June 30, 207, compared to the 10.63% return for its benchmark, the Russell 2500 Growth Index for the same time period.

During the first half of 2017, the GSAM U.S. SMID Cap Growth outperformed the Russell 2500 Growth Index (gross). In the portfolio for the six-month period, stock selection in the Industrials and Information Technology sectors contributed to performance, and there were no detracting sectors.

In the first quarter, VCA, Inc. was a top contributor to performance. During this time, the company announced that it had accepted a buyout offer from Mars, Inc. We had initiated a position in 2016 as we believed that there was positive momentum in the U.S. veterinary market and the company’s same store revenue growth remained strong. We were encouraged by this acquisition news and exited our position accordingly. During the first quarter Eagle Bancorp, Inc. was a top detractor from returns. Early in the quarter, Eagle Bancorp reported strong fourth quarter earnings driven by record net income, double-digit loan growth and strong fee income. However, later in the period the company disclosed in its 10-K material weakness in the company’s internal controls relating to income tax accounting. Notably, the weakness in controls was determined to not be material to the financial statements and no adjustments were made as a result. While disappointing, we believe the missteps were relatively minor and are encouraged by the company’s efforts to remediate going forward. We are positive on Eagle Bancorp’s high-quality fundamentals, including balance sheet growth, durable earnings, reserve levels and strong loan and credit book.

Panera Bread Co. was a top contributor to returns in the second quarter. Gains were driven by JAB Holdings’ purchase of the fast casual restaurant chain. The premium paid for Panera Bread was a positive recognition of the company’s previous investments to improve efficiencies and grow margins. Following strong year-to-date performance and a potential shift in leadership, we decided to exit the position. Middleby Corp. was a top detractor from returns for the second quarter. Middleby delivered impressive margin expansion but failed to grow revenues at the pace that investors had expected. The weakness was explained to be caused by delayed capital expenditure spending by domestic restaurants. We view this as a short-term challenge and believe the company’s best in class product line positions it well going forward. We believe the recent decline has presented a strong risk/reward opportunity at attractive valuations. We continue to believe that Middleby’s market share gains, partnerships with strong franchises and innovative products position it as an industry leader.

We continue to believe that equities are more attractive than other asset classes in a potentially improving growth environment. Despite the cooling of the post-election market rally, we continue to anticipate potential pro-business fiscal policy leading to stronger U.S. and global growth. CEO confidence remains high and could reignite a willingness to invest in growth. Corporate earnings have been constrained by weak revenue growth over the last several years, but stronger and broader economic growth could boost revenues and extend the profit cycle. We see attractive opportunities in specific sectors such as Financials, which can reap significant benefits from more effective implementation of existing regulatory legislation. Valuations are elevated, but many potential tailwinds can provide upside for return. We are also encouraged by the improved environment for traditional active managers as stock correlations have declined. Importantly, major growth indices have fallen back to the middle of their respective peer groups. With U.S. markets touching on multi-year highs, we are strong believers that a selective approach will be well-rewarded again.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	27.3%
Industrial	25.3%
Technology	17.1%
Consumer, Cyclical	11.3%
Financial	10.8%
Basic Materials	4.4%
Energy	2.2%
Communications	1.6%

100%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 1.30% for the six-month period ending June 30, 2017, compared to the 1.95% return for its benchmark, the Russell 2500 Value Index for the same time period.

US equities advanced considerably during the six-month period ended June 30, 2017 (in US dollar terms). During the period, investors focused on moderate, but steady global economic expansion and generally subdued inflation. Investors also welcomed robust corporate earnings, and a US economy that appeared to be doing well without additional fiscal stimulus — which helped offset concerns that political turmoil would stall US President Donald Trump’s pro-growth agenda. Central bank posturing also reflected an improving economic landscape that could lead to a withdrawal of relaxed monetary policies. Despite the European central banks’ easing bias and an easily digested second rate hike from the US Federal Reserve, rates climbed towards the end of the period as a number of central bankers began to communicate that monetary-policy normalization was on the horizon.

For the period January 1 — June 30, 2017, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 2500 Value Index. Security selection detracted from returns while sector allocation contributed. Stock selection detracted in the energy, technology and consumer discretionary sectors. Overweights in the technology and consumer-discretionary sectors drove outperformance in sector selection.

Overall, performance laggards included several energy names whose share prices were pressured by falling oil prices, including SM Energy and Oasis Petroleum. SM Energy’s shares fell despite better-than-expected initial drilling results from its recently acquired Permian Basin acreage. In addition to pressure on SM Energy from lower oil prices, investors remain skeptical about the company’s ability to show the value it believes exists in the acreage. Fellow exploration and production company Oasis Petroleum’s shares also fell, despite showing promising results from its Bakken acreage.

Contributors for the period included a number of healthcare holdings. Molina Healthcare’s shares rose sharply in the period as the company surprisingly ousted current management. Investors believe that the change will allow the company to be more adept at growing profits in a challenging healthcare landscape. Icon, a contract clinical research company, outperformed as it reported a strong first-quarter result and new business awards, which lessened investor anxiety over the impact of a

While equity markets have broadly advanced this year, investor enthusiasm for the perceived beneficiaries of lower taxes and a smaller regulatory burden has waned. Additionally, concerns related to the US economy’s continued expansion have increased. As a result, investors have gravitated again towards companies with perceived strong growth outlooks or those with high-dividend yields. Smaller-cap stocks have also fallen out of favor as the market seeks companies that can benefit from broader global economic growth trends. We share investor concerns about the broader backdrop for corporate profits. Challenges to economic growth remain on the horizon, including the impact of Brexit and the effect of the US Federal Reserve deleveraging its balance sheet. While it seems likely that the administration will make some progress on its policy initiatives, the benefits remain uncertain. In this environment, we remain focused on our deeper-value-with-a-catalyst approach. We continue to believe that companies that combine attractive valuations and compelling company-level or niche industry improvement catalysts can drive returns for investors. At the same time, we remain vigilant on risks and opportunities emanating from the shifting policy environment. Many of our holdings are well positioned to benefit from lower taxes, higher infrastructure spending and less regulation should these come to pass.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financial	24.0%
Industrial	18.2%
Consumer, Cyclical	17.4%
Technology	11.8%
Consumer, Non-cyclical	11.7%
Energy	7.7%
Utilities	4.0%
Communications	3.7%
Basic Materials	1.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 13.42% for the six-month period ending June 30, 2017, compared to the 9.97% return for its benchmark, the Russell 2000 Growth Index for the same time period.

U.S. small-cap stocks gained ground, but a stylistic change in market tone favored a new set of market leaders. Companies with more established earnings profiles generally outperformed the smaller companies and more cyclical stocks. The health care and technology sectors were among the top performing sectors within the Russell 2000 Growth Index, while the energy and consumer staples sectors lagged.

We have taken a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. These companies are often defined by sustainable competitive advantages, helping the company grow in a variety of market and economic environments. The current market environment favored our investment style, as higher quality stocks returned to favor.

At the sector level, our stock selection in the technology and industrial sectors were large contributors to our relative outperformance. Stock selection in the health care and consumer discretionary sectors detracted from relative results.

On an absolute basis, Blackbaud was our largest contributor. The company provides technology solutions designed to improve fundraising efforts for nonprofit companies. Blackbaud is moving from packaged solutions to a subscription-based, Software-as-a-Service model that should create a more recurring revenue stream. Fundraising is the lifeblood of the nonprofit industry, but many nonprofits have been slow to integrate technology into their fundraising process, creating a potentially large addressable market for Blackbaud.

Puma Biotechnology was another large contributor. The stock appreciated after its breast cancer treatment, Neratinib, received FDA panel approval for a subset of patients. The panel approval makes it highly likely the drug will gain eventual approval. We had maintained a high degree of conviction in the company, even after a clinical setback at the end of 2016, and we added to the position. We were pleased to see that conviction rewarded this period, and continue to like Neratinib’s potential to treat a subset of women with breast cancer.

National CineMedia was our largest detractor. The company sells pre-feature advertising in movie theaters. A sluggish advertising spending environment has negatively affected the stock, as has the perception that box office sales would be weak.

AMC Entertainment Holdings was another detractor. The stock traded down because it owns a significant stake in National CineMedia which it will be forced to divest due to a Department of Justice ruling. The fact the company will be a forced seller at a time when National CineMedia’s stock is falling hasn’t helped AMC. We believe the new CEO is introducing some exciting innovations to improve monetization of the movie theater experience.

We categorize the market environment since the November presidential election as one long on hope and short on pragmatism. Small cap stock valuations are well above their long-term averages. The stock price for many small-cap companies already reflects a rosy scenario of tax cuts and regulatory rollbacks from the Trump administration. These benefits seem to us to be far from certain. A prolonged battle to reform the health insurance market — a core tenet of the President and the controlling party in the House and Senate — shows that drastic reform is hard to come by, if it comes at all.

Our outlook for stocks and the broader business environment is a little more grounded. We think the economy will remain healthy, but aren’t betting on tax reform or a major infrastructure spending initiative in 2017. If that proves correct, stocks will likely have to adjust.

We think our investment style is well-suited to navigate a change in the market’s tenor. A reversal in market leaders from the cyclical and economically dependent stocks that thrived just after the election to companies with steadier, more established earnings profiles is already underway. The reversal could be a sign that market expectations are already shifting.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Consumer, Non-cyclical	33.4%
Technology	21.1%
Industrials	18.7%
Consumer, Cyclical	9.6%
Financials	7.8%
Communications	5.2%
Basic Materials	3.5%
Energy	0.7%

Total	100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 1.88% for the six-month period ending June 30, 2017, compared to the 0.54% return for its benchmark, the Russell 2000 Value Index for the same time period.

Entegris, Inc. was a top contributor to performance during the first quarter. The stock rose after the company reported fourth quarter earnings and issued first quarter guidance that exceeded consensus expectations. The company continued to see strong growth from its segments exposed to semiconductor unit demand, an area Entegris has been strategically investing in, including its 2014 acquisition of ATMI, Inc. SM Energy Co. was a top detractor from performance during the first quarter. Energy producers lagged the broader market as a result of investor concerns over record high oil inventory levels in the U.S. Shares of SM Energy underperformed its peer group as a result of its 2017 guidance which implied weaker-than-expected production growth. Despite the short-term weakness, we continue to have conviction in the company and we added to our position during the quarter as a result.

During the second quarter, XPO Logistics, Inc., a global transportation company, was a top contributor to performance. The company continued to differentiate itself from its peers by delivering strong organic growth and margin improvement during the first quarter. We believe XPO Logistics has further cost reduction opportunities to undertake that could lead to further margin expansion to best-in-class levels. Additionally, we view the company as well-positioned to demonstrate consistent organic growth as a result of its exposure to secular growth in e-commerce and outsourced logistics. WPX Energy, Inc., an oil and natural gas exploration and production company, was a top detractor from performance during the second quarter. Energy producers continued to trade with heightened volatility as a result of investor concerns around high oil inventories in the U.S. We believe WPX Energy underperformed its peer group as a result of what we view as misconceptions around the health of its balance sheet. Although WPX Energy currently has relatively elevated debt levels, we believe the company can use its strong cash flow generation to significantly de-lever its balance sheet, even if oil prices do not recover. In our view, the company is in the process of successfully executing a transformation from being a high-cost natural gas production company to an oil-focused production company with a compelling portfolio of low-cost acreage in the core of the Permian Basin.

We continue to be cautiously optimistic with respect to pro-growth policy actions and their ability to spur a more accommodative operating environment. In our view, most companies will benefit from aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. We are also encouraged by a strong first quarter reporting season as sales, margins and earnings all exceeded consensus expectations. Aggregate S&P 500 earnings growth of 13.5% on a year-over-year basis represented the strongest rate of growth since 2011. Earnings in most markets across the world surpassed estimates as well. All else being equal, broadening global growth is supportive of a continuation in earnings growth and equity market appreciation. While our return expectations continue to be relatively muted given full valuations, we believe U.S. equities are more attractive than most other asset classes and can continue to be driven by earnings growth in the absence of multiple expansion. Additionally, after several years of thematic-driven markets, we are excited about lower correlations at the stock level. We believe an active approach is poised to continue to benefit in this type of environment.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financials	39.8%
Industrials	17.2%
Consumer, Cyclical	9.6%
Consumer, Non-cyclical	8.8%
Technology	6.7%
Utilities	5.6%
Energy	5.3%
Basic Materials	4.2%
Communications	2.2%
Diversified	0.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 4.68% for the six-month period ending June 30, 2017, compared to the 4.99% return for its benchmark, the Russell 2000 Index for the same time period.

In U.S. equities, the S&P 500 total return index finished the first half of 2017 up 9.3%, reaching new all-time highs and witnessing better than two decade lows in both realized and implied volatility during that period. Performance of 3% for the second quarter was half of that in the first quarter, consistent with a more tentative, but still positive, U.S. growth and inflation outlook as the year progressed. A lack of progress on growth-friendly legislation from the Republican-controlled government has also contributed to the cautious tone in markets. Looking beyond the strong start to the broad index, however, both sectors and styles saw a reversal in some of the major themes that characterized 2016. Among sectors, the strongest sector of 2016 with a 27.4% gain, energy, has started 2017 with a 12.6% selloff as oil prices entered a new bear market. Small capitalization shares have also seen a turn in fortunes in 2017, with the small capitalization Russell 2000 index underperforming the large cap Russell 1000 index by 4% thus far in 2017 after outperforming by better than 9% in 2016. Strong outperformance by Value over Growth in 2016 has also been mostly reversed with the Russell 1000 Value index underperforming its growth counterpart by 9.3% in 2017 after outperforming by 10% in 2016 as the aforementioned energy sector has underperformed more growth oriented sectors such as technology. As the first half came to a close there were signs of hesitation in some of the strong trends that marked the first half. Technology shares, still best among sectors in 2017 with a 17% gain year to date, gave back 2.7% in June as investors pared back exposure to some of the high-flying technology shares amidst a cyclical rotation into value-oriented shares such as financials. To that end, value shares also outperformed growth in June as did small capitalization stocks over large caps.

On an individual security level, the top positive contributors to the Fund’s performance were Puma Biotechnology, Take-Two Interactive Software, and XPO Logistics. The top negative contributors to the Fund’s performance were Oasis Petroleum, PDC Energy, and RSP Permian.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Financials	25.8%
Consumer, Non-cyclical	20.8%
Industrials	14.0%
Consumer, Cyclical	12.0%
Technology	10.2%
Communications	6.5%
Utilities	3.5%
Energy	3.5%
Basic Materials	3.5%
Government	0.1%
Diversified	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 14.27% for the six-month period ending June 30, 2017, compared to the 14.23% return for its benchmark, the MSCI EAFE Index for the same time period.

Beyond a pause in some capital markets and a somewhat murkier outlook for near term U.S. fiscal policy initiatives, measures of realized global real activity and inflation were decidedly in line with the global reflation theme in the early months of 2017. After decelerating sharply from 2014 through the middle of 2016, global industrial production growth is estimated by J.P. Morgan to have surged to an annual rate of 4.5% in the first quarter, the highest level in more than five years. Evidence of global inflation finally converging toward or even exceeding central bank target levels continued to build in 2017 Q1 after years of lying below target and prompting considerable monetary stimulus that still continues apace for many economies. In the U.S., the Consumer Price Index report for February showed an annual rise in prices of 2.7%, the highest level since March of 2012 and represents a notable acceleration after registering as low as zero in September 2015. Inflation also gained ground in the Eurozone where the flash headline February annual rate of consumer price inflation reached the European Central Bank (ECB) target of 2.0%, even as core inflation remains at a more subdued 0.9%. The remission of the deflationary drags of 2014 to 2016 are also strongly positive for global corporate earnings which are expected to post a near 14% gain in 2017 after falling sharply the prior two years.

The six quarter year over year (YoY) global earnings recession that finally gave way to growth in the second half of 2016 gained momentum in the first quarter of 2017. Earnings advanced 23% (YoY) for the MSCI World Index of developed market companies reported in the early weeks of the second quarter. The improving earnings trend provided fuel for double digit gains across the major regional market indices in the first half of the year, led by a 16% gain in the MSCI Europe Index. In addition to an improving economic backdrop, European shares benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in France in presidential polls that spanned April and May. U.S. Investors in European equities further benefitted from a better than 8% gain of the Euro against the U.S. dollar the first half of the year.

On an individual security level, the top positive contributors to the Fund’s performance were Nestle SA,

HSBC Holdings plc, and Novartis AG. The top negative contributors to the Fund’s performance were Westpac Banking Corporation, National Australia Bank Limited, and Australia and New Zealand Banking Group Limited.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Japan	23.5%
United Kingdom	15.0%
France	9.8%
Germany	9.5%
Switzerland	9.0%
Australia	7.0%
Netherlands	5.6%
Spain	3.4%
Hong Kong	3.2%
Sweden	2.9%
Italy	2.0%
Denmark	1.8%
Singapore	1.4%
Belgium	1.2%
Ireland	1.1%
Finland	1.0%
Israel	0.7%
Norway	0.6%
Luxembourg	0.3%
Austria	0.2%
New Zealand	0.2%
Portugal	0.2%
China	0.1%
South Africa	0.1%
Jersey	0.1%
Bermuda	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 21.41% for the six-month period ending June 30, 2017, compared to the 14.45% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

HDFC Bank continued to perform well through the demonetization initiative and the central bank’s efforts to push Indian banks to recognize default risk from the largest potential corporate defaulters. The company delivered strong results for the fiscal year ended in March. In our view, HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years.

After Unilever rejected the bid from Kraft Heinz in the first quarter of this year, the company promised to conduct a comprehensive review of its business. The results of the review were well received by the market as Unilever was able to show how it would balance long term investment and near term earnings. The bid from Kraft and subsequent comprehensive business review has led to an acceleration of changes that Unilever was already on the path to implementing. We believe Unilever has an unparalleled emerging markets footprint, as well as a streamlined and powerful brand portfolio.

In a strongly positive market, Domino’s Pizza Group was marginally down, leading to it being a bottom contributor to performance. Several sell-side analysts continued to write about increased competition and forecast lower like-for-like sales during the quarter. We remain comfortable on the long term growth prospects for the company and believe the market has overreacted. Domino’s Pizza Group holds the master franchise for the United Kingdom, the Republic of Ireland, Switzerland Liechtenstein and Luxembourg for the Domino’s Brand. The company is very shareholder friendly and returns cash to shareholders.

Novo Nordisk was a bottom contributor. We exited our position in Novo Nordisk as the insulin market in the US was becoming more competitive. Novo had been a long-term investment for us and the company created a lot of value over the long haul. But over the past year, the competitive pressures have risen significantly and in our opinion, the company no longer offers the predictable earnings growth profile it once had.

Developed and emerging equity markets registered positive returns for the first half of 2017. European equities, as measured by the MSCI Europe Index, advanced 6.68% in euros but 15.36% in USD terms over the period as the U.S. dollar continued to weaken. In Europe, positive economic data, improving corporate earnings and reduced political risks contributed to optimistic sentiment as investors took notice of the region’s recovery. However, at the end of June, markets responded negatively to remarks by European Central Bank (ECB) President Mario Draghi, who suggested that the ECB could begin tapering its quantitative easing. Emerging markets performed well with returns aided by a weakening U.S. dollar and solid growth, and Asian equities continued their bull run.

Although our high quality approach has led to good absolute and relative performance in 2017, we are wary of lingering risks, such as expectations for less accommodative global monetary policy, that have the potential to affect the market’s optimistic sentiment. We seek to invest in well run, predictable businesses with consistent earnings growth. If the markets do not sustain their current performance, our portfolios may be impacted over the short term. However, we expect that the strong underlying fundamentals of our holdings will drive their share prices over the long term.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
United Kingdom	12.9%
United States	12.3%
India	8.7%
Switzerland	7.5%
France	7.2%
Ireland	7.0%
Netherlands	6.8%
Canada	6.0%
Japan	5.3%
China	5.3%
Spain	4.8%
Germany	3.5%
Belgium	2.8%
Australia	2.5%
South Africa	2.2%
Taiwan	1.9%
Brazil	1.1%
Mexico	1.0%
Hong Kong	1.0%
Denmark	0.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 19.77% for the six-month period ending June 30, 2017, compared to the 18.60% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Emerging markets (EM) equities outperformed developed market equities in the period, with the MSCI Emerging Markets Index returning +18.43% versus the MSCI World Index’s return of +10.66%. The strong outperformance of EM equities relative to those of developed markets so far in 2017 is in large part owing to investors responding to the improving EM economic growth differentials relative to developed for the next couple years. For EM countries in aggregate today, the EM current account is in surplus and capital account is no longer negative, placing the asset class in better shape to sustain the gradually rising U.S. interest rate environment. This is a well-signaled U.S. rate hike cycle, and the moves have been only gradual (25 basis points at a time) — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

Positive contributors to the Fund’s performance during the period included our stock selection in and underweight allocations to Russia and South Africa. Stock selection in India also contributed, as did the Fund’s stock selection in and overweight allocation to Mexico. Stock selection in Argentina added value, as did our underweight allocation to Qatar. The Fund’s overweight allocation to Central Eastern Europe contributed, though it was partially offset by unfavorable stock selection. Stock selection in and underweight allocation to Malaysia also contributed.

Key detractors from performance included the Fund’s stock selection in and underweight allocation to Korea, as well as stock selection in and overweight allocation to Pakistan. The Fund’s underweight allocation to Turkey, and stock selection in and overweight allocation to Peru also hampered returns.

From a sector perspective, stock selection in financials contributed the most to returns. Stock selection in and an overweight allocation to consumer discretionary also added to results. The Fund’s stock selection in information technology contributed to returns, but gains were offset by the negative impact of an underweight to the sector. Stock selection in industrials detracted from results, as did stock selection in consumer staples.

In emerging markets, this year has seen an

outperformance of growth-style investing as investors

come to realize economic growth will not be broad-based but more limited to specific countries and select companies. This is a constructive investing environment for our approach of rigorous country allocation and scrutiny of companies’ earnings growth prospects.

From a thematic perspective, we continue to own and seek companies we believe may be benefiting from healthy domestic demand. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize our exposure to countries highly dependent on trade as protectionism is increasingly part of the platform on new populist leaders.

We still consider Central and Eastern Europe an attractive investment opportunity. We see the region as offering attractive investment opportunities through a combination of this solid economic growth, emerging reflationary trends, attractive currencies, and overlooked equity markets. In Indonesia, we remain overweight and are encouraged to see signs of growth picking up following the government and central bank’s focus last year on stabilizing the economy in response to an overheating period from 2011 to 2015.

As we have for many years, we remain underweight China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the portfolio. In Russia, the economy continues its slow cyclical recovery under tight monetary and fiscal conditions. More broadly, political stagnation and demographic decline continue to weigh on an economy in need of structural reform and private investment to raise its growth rate.

Country allocation contributed to the Fund’s relative performance, while stock selection detracted overall. On an individual country basis, the aggregate effect of our underweight allocation and stock selection in China contributed the most, followed by stock selection in India. Our stock selection and overweight allocation in Peru also added value, as did our stock selection in Pakistan. Detracting from relative returns were our stock selection in Eastern Europe, Taiwan and Korea, and the combined effect of our underweight and stock selection in South Africa.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
China	16.2%
South Korea	10.8%
India	9.0%
Taiwan	8.3%
Brazil	7.0%
Mexico	6.2%
Indonesia	5.4%
Hong Kong	4.1%
Poland	3.9%
Malaysia	3.8%
Philippines	2.9%
Russia	2.9%
Argentina	2.7%
South Africa	2.3%
Thailand	2.1%
United States	1.5%
Hungary	1.2%
Peru	1.1%
Pakistan	1.1%
Czech Republic	1.1%
Austria	1.0%
Netherlands	0.9%
Portugal	0.8%
Germany	0.8%
Panama	0.7%
Egypt	0.6%
Chile	0.6%
Switzerland	0.5%
United Kingdom	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 4.20% for the six-month period ending June 30, 2017, compared to the 2.70% return for its benchmark, the FTSE NAREIT Equity REIT Index for the same time period.

U.S. real estate stocks had a positive overall return in the first half of 2017, although returns varied widely by property type. Data center companies were a positive standout. Strong performers included DuPont Fabros Technology, which rallied after Digital Realty announced that it would acquire the company at a premium to DuPont’s stock price at the time of the news. The merged entity is poised to have strong tenant negotiation power in key markets. Industrial REITs also performed well. As part of the logistics supply chain, they have increasingly benefited from the rise of e-commerce, particularly those companies that own warehouses close to well-populated areas.

Regional mall and shopping center REITs were among the poorest performing sectors with significant declines. Retail landlords in general struggled amid ongoing news of store closings and concerns regarding the expansion of e-commerce, trends that could weigh on a number of these companies’ operating fundamentals for an extended period.

The portfolio had a positive total return in the period and outperformed its benchmark. Relative performance benefited from our significant underweight in retail REITs, a stance we maintained based on our view of weakening consumer trends and generally unattractive valuations. Stock selection in the hotel sector also helped performance, as we had an out-of-index allocation to Hilton, which outperformed. The company reported solid first-quarter earnings, aided by improvements in management and franchise fees. Our overweight and stock selection among data center REITs was additionally beneficial, with a significant contribution from our overweight in Fabros DuPont Technology.

Our underweight in industrial REITs detracted from relative performance. While we have found opportunities to make select investments in the sector, the group’s valuations generally remained less attractive to us. Our underweight in health care property landlords also hindered performance. That notwithstanding, we believe these companies are likely to remain challenged, with only modest growth prospects over the next year. Within free-standing retail, negative stock selection more than countered the benefit of our underweight in the sector.

First-quarter GDP growth was revised upward to 1.4% (annualized) from an initial estimate of 0.7%, with better exports and consumer spending data. While this is still a soft number, we believe the U.S. economy is poised for acceleration this year, aided in part by improvements in employment. We believe growth has the potential to improve further if Congress is successful in passing regulatory reforms and infrastructure spending. We look for interest rates to rise moderately this year in response to faster growth and an uptick in inflation.

In general, we anticipate that the demand for commercial real estate will outstrip new supply across most sectors, driving rents and REIT cash flows in the coming months, although supply is accelerating in some areas. We see the potential for positive earnings surprises as the year unfolds, given the generally conservative guidance companies have recently provided. In light of current valuations and expected growth rates, the portfolio is positioned in favor of sectors that we believe stand to benefit most from faster growth, such as offices located in central business districts in certain markets. We also favor residential rental sectors, including apartments, single family homes, manufactured homes and student housing. Data centers’ growth prospects remain solid, in our view, with secular demand from cloud computing and the growth of e-commerce as significant tailwinds.

We remain underweight retail sectors, including shopping centers and regional malls. Our approach to retail is focused on companies with high-quality properties in desirable locations that should continue to attract tenants. We believe the health care sector is likely to remain challenged, with only modest growth prospects for the coming year.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/17

Percent of Total Investments[1]
Apartments	21.5%
Office Property	17.9%
Diversified	14.3%
Healthcare	6.9%
Industrial	6.8%
Regional Malls	5.9%
Strip Centers	5.9%
Telecommunications	5.7%
Hotels & Resorts	3.9%
Storage & Warehousing	3.9%
Manufactured Homes	3.5%
Building & Real Estate	1.5%
Lodging	1.2%
Entertainment	1.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 10.69% for the six-month period ending June 30, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 8.93% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2017, Aggressive Allocation Fund outperformed its 90% stock/10% bond performance benchmark by 77bps.

The asset allocation of Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance.

Fund selection of Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Large Growth Stock Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by 6.96%, 5.28% and 4.87%. Penn Series Mid Core Value Fund underperformed its benchmark by 1.14%.

During the first half of 2017, Mega-Cap technology stocks have performed very well. Considering their valuation and crowded positioning, we decided to reduce the fund’s exposure to these mega-cap technology stocks at the end of the second quarter. We maintain our allocation to emerging market and international equity because of their more attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

International Stocks	24.0%
Large Cap Value Stocks	19.0%
Mid Cap Value Stocks	13.0%
Emerging Markets	11.0%
Large Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Intermediate Bonds	5.0%
Small Cap Growth Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Short Term Bonds	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 9.27% for the six-month period ending June 30, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 8.93% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2017, Moderately Aggressive Allocation Fund outperformed its 80% stock/20% bond benchmark by 30bps.

The asset allocation of Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance.

Fund selection of Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Large Growth Stock Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by 6.96%, 5.28% and 4.87%. Penn Series Mid Core Value Fund underperformed its benchmark by 1.14%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 0.72%, Limited Maturity Bond Fund outperformed its benchmark by 0.46%.

During the first half of 2017, Mega-Cap technology stocks have performed very well. Considering their valuation and crowded positioning, we decided to reduce the fund’s exposure to these mega-cap technology stocks at the end of second quarter. We maintain our allocation to emerging market and international equity because of their more attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

Large Cap Value Stocks	20.0%
International Stocks	19.0%
Intermediate Bonds	11.0%
Mid Cap Value Stocks	10.0%
Large Cap Growth Stocks	8.0%
Emerging Markets	8.0%
Short Term Bonds	7.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 7.55% for the six-month period ending June 30, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 8.93% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2017, the Moderate Allocation Fund outperformed its 60% stock/40% bond performance benchmark by 29bps.

The asset allocation of Moderate Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance.

Fund selection of Moderate Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Large Growth Stock Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by 6.96%, 5.28% and 4.87%. Penn Series Mid Core Value Fund underperformed its benchmark by 1.14%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 0.72%; Limited Maturity Bond Fund outperformed its benchmark by 0.46%.

During the first half of 2017, Mega-Cap technology stocks have performed very well. Considering their valuation and crowded positioning, we decided to reduce the fund’s exposure to these mega-cap technology stocks at the end of second quarter. We maintain our allocation to emerging market and international equity because of their more attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

Intermediate Bonds	27.0%
International Stocks	14.0%
Large Cap Value Stocks	13.0%
Large Cap Growth Stocks	10.0%
Short Term Bonds	9.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	5.0%
High Yield Bonds	5.0%
Small Cap Value Stocks	3.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 5.55% for the six-month period ending June 30, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 8.93% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2017, the Moderately Conservative Allocation Fund underperformed its 40% stock/60% bond performance benchmark by 3bps.

The asset allocation of Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to short-term bond fund contributed negatively to the performance.

Fund selection of Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Large Growth Stock Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by 6.96%, 5.28% and 4.87%. Penn Series Mid Core Value Fund underperformed its benchmark by 1.14%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 0.72%; Limited Maturity Bond Fund outperformed its benchmark by 0.46%.

During the first half of 2017, Mega-Cap technology stocks have performed very well. Considering their valuation and crowded positioning, we decided to reduce the fund’s exposure to these mega-cap technology stocks at the end of second quarter. We maintain our allocation to emerging market and international equity because of their more attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

Intermediate Bonds	36.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	13.0%
International Stocks	9.0%
Large Cap Growth Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	3.0%
Small Cap Value Stocks	3.0%
Domestic REITs	2.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 3.75% for the six-month period ending June 30, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 8.93% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.27% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2017, the Conservative Allocation Fund underperformed its 20% stock/80% bond performance benchmark by 17bps.

The asset allocation of Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to short-term bond fund contributed negatively to the performance.

Fund selection of Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund outperformed their respective benchmark by 6.96%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 0.72%; Limited Maturity Bond Fund outperformed its benchmark by 0.46%.

During the first half of 2017, Mega-Cap technology stocks have performed very well. Considering their valuation and crowded positioning, we decided to reduce the fund’s exposure to these mega-cap technology stocks at the end of second quarter. We maintain our allocation to emerging market and international equity because of their more attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/17

Intermediate Bonds	46.0%
Short Term Bonds	30.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	4.0%
International Stocks	4.0%
Large Cap Growth Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
Emerging Markets	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2017 and held through June 30, 2017. The examples illustrate your fund’s costs in two ways:

•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the six month period ended June 30, 2017.

Disclosure of Fund Expenses

For the Period January 1, 2017 to June 30, 2017

Expense Table

	Beginning Value January 1, 2017	Ending Value June 30, 2017	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.67%	$3.34
Hypothetical	$1,000.00	$1,021.40	0.67%	$3.39
Limited Maturity Bond Fund
Actual	$1,000.00	$1,011.77	0.70%	$3.47
Hypothetical	$1,000.00	$1,021.29	0.70%	$3.50

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2017	Ending Value June 30, 2017	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,029.94	0.66%	$3.31
Hypothetical	$1,000.00	$1,021.49	0.66%	$3.30
High Yield Bond Fund
Actual	$1,000.00	$1,044.83	0.86%	$4.35
Hypothetical	$1,000.00	$1,020.48	0.86%	$4.31
Flexibly Managed Fund
Actual	$1,000.00	$1,089.48	0.89%	$4.59
Hypothetical	$1,000.00	$1,020.34	0.89%	$4.45
Balanced Fund
Actual	$1,000.00	$1,065.91	0.19%	$0.95
Hypothetical	$1,000.00	$1,023.86	0.19%	$0.93
Large Growth Stock Fund
Actual	$1,000.00	$1,192.77	0.95%	$5.19
Hypothetical	$1,000.00	$1,020.00	0.95%	$4.79
Large Cap Growth Fund
Actual	$1,000.00	$1,151.41	0.88%	$4.71
Hypothetical	$1,000.00	$1,020.35	0.88%	$4.44
Large Core Growth Fund
Actual	$1,000.00	$1,166.06	0.85%	$4.56
Hypothetical	$1,000.00	$1,020.52	0.85%	$4.27
Large Cap Value Fund
Actual	$1,000.00	$1,065.35	0.89%	$4.58
Hypothetical	$1,000.00	$1,020.30	0.89%	$4.49
Large Core Value Fund
Actual	$1,000.00	$1,042.65	0.90%	$4.55
Hypothetical	$1,000.00	$1,020.28	0.90%	$4.51
Index 500 Fund
Actual	$1,000.00	$1,092.23	0.35%	$1.84
Hypothetical	$1,000.00	$1,023.01	0.35%	$1.78
Mid Cap Growth Fund
Actual	$1,000.00	$1,128.68	0.95%	$5.02
Hypothetical	$1,000.00	$1,020.01	0.95%	$4.78
Mid Cap Value Fund
Actual	$1,000.00	$1,100.48	0.78%	$4.06
Hypothetical	$1,000.00	$1,020.87	0.78%	$3.92
Mid Core Value Fund
Actual	$1,000.00	$1,040.34	1.02%	$5.16
Hypothetical	$1,000.00	$1,019.67	1.02%	$5.12
SMID Cap Growth Fund
Actual	$1,000.00	$1,150.39	1.05%	$5.58
Hypothetical	$1,000.00	$1,019.54	1.05%	$5.25

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2017	Ending Value June 30, 2017	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,012.96	1.20%	$6.01
Hypothetical	$1,000.00	$1,018.74	1.20%	$6.05
Small Cap Growth Fund
Actual	$1,000.00	$1,134.17	1.01%	$5.33
Hypothetical	$1,000.00	$1,019.73	1.01%	$5.06
Small Cap Value Fund
Actual	$1,000.00	$1,018.75	0.96%	$4.81
Hypothetical	$1,000.00	$1,019.97	0.96%	$4.82
Small Cap Index Fund
Actual	$1,000.00	$1,046.79	0.64%	$3.27
Hypothetical	$1,000.00	$1,021.56	0.64%	$3.23
Developed International Index Fund
Actual	$1,000.00	$2,285.48	0.78%	$6.36
Hypothetical	$1,000.00	$1,020.87	0.78%	$3.92
International Equity Fund
Actual	$1,000.00	$1,214.10	1.12%	$6.15
Hypothetical	$1,000.00	$1,019.17	1.12%	$5.62
Emerging Markets Equity Fund
Actual	$1,000.00	$1,197.65	1.60%	$8.74
Hypothetical	$1,000.00	$1,016.73	1.60%	$8.06
Real Estate Securities Fund
Actual	$1,000.00	$1,042.02	0.95%	$4.80
Hypothetical	$1,000.00	$1,020.03	0.95%	$4.76
Aggressive Allocation Fund
Actual	$1,000.00	$1,106.94	0.31%	$1.62
Hypothetical	$1,000.00	$1,023.24	0.31%	$1.55
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,092.71	0.29%	$1.52
Hypothetical	$1,000.00	$1,023.32	0.29%	$1.47
Moderate Allocation Fund
Actual	$1,000.00	$1,075.52	0.29%	$1.50
Hypothetical	$1,000.00	$1,023.33	0.29%	$1.46
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,055.48	0.30%	$1.54
Hypothetical	$1,000.00	$1,023.28	0.30%	$1.51
Conservative Allocation Fund
Actual	$1,000.00	$1,037.51	0.32%	$1.60
Hypothetical	$1,000.00	$1,023.20	0.32%	$1.59

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 60.1%
Federal Farm Credit Banks
0.850%, 07/28/17	$3,175	$3,174,923
0.830%, 09/21/17	1,000	1,000,234
1.000%, 09/25/17	1,454	1,454,340
5.050%, 11/06/17	1,000	1,014,067
1.125%, 12/18/17	2,000	2,002,645
Federal Home Loan Banks
0.700%, 07/27/17	1,085	1,084,866
0.750%, 08/28/17	1,000	999,583
1.116%, 09/05/17•	1,885	1,885,343
1.200%, 09/07/17•	2,000	2,000,846
0.840%, 09/08/17	2,000	1,999,138
1.063%, 10/16/17	6,000	5,981,097
Federal Home Loan Mortgage Corp.
1.000%, 07/28/17	2,000	2,000,177
5.500%, 08/23/17	3,000	3,019,196
1.000%, 09/29/17	8,000	7,998,497
1.167%, 11/13/17•	4,725	4,727,725
Federal National Mortgage Association
1.232%, 07/20/17•	1,500	1,500,139
0.875%, 08/28/17	3,447	3,446,848
1.050%, 09/05/17	1,000	1,000,039
0.950%, 09/19/17	1,500	1,500,834
1.000%, 09/27/17	2,329	2,329,181
2.500%, 09/29/17	1,160	1,164,772
Tennessee Valley Authority 5.500%, 07/18/17	8,000	8,017,987

Total AGENCY OBLIGATION (Cost $59,302,477)		59,302,477

U.S. TREASURY OBLIGATIONS — 33.9%
U.S. Treasury Note
0.875%, 07/15/17	2,000	2,000,055
0.500%, 07/31/17	8,000	7,997,876
0.625%, 07/31/17	2,000	1,999,492
1.080%, 07/31/17•	9,000	9,000,412
0.875%, 08/15/17	3,500	3,499,860
0.625%, 08/31/17	1,000	999,411
1.875%, 08/31/17	2,000	2,003,133
0.875%, 10/15/17	3,000	2,998,375
1.171%, 10/31/17•	3,000	3,001,691

TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,500,305)		33,500,305

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.2%
Goldman Sachs Financial Square Funds - Government Fund (Cost $5,171,133)	5,171,133	$5,171,133

TOTAL INVESTMENTS — 99.2% (Cost $97,973,915)		$97,973,915

Other Assets & Liabilities — 0.8%		755,629

TOTAL NET ASSETS — 100.0%		$98,729,544

†	See Security Valuation Note.
•	Variable Rate Security.

Maturity Schedule (days)	Market Value	Percentage of Portfolio	Cumulative
1 to 7	$19,058,579	19.5%	19.5%
8 to 14	4,727,725	4.8%	24.3%
15 to 30	17,778,148	18.1%	42.4%
31 to 60	20,962,855	21.4%	63.8%
61 to 90	14,287,156	14.6%	78.4%
91 to 120	18,142,740	18.5%	96.9%
121 to 150	1,014,067	1.1%	98.0%
150+	2,002,645	2.0%	100.00%

Total Per Trial Balance	$97,973,915	100.00%

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$33,500,305	$—	$33,500,305	$—
AGENCY OBLIGATION	59,302,477	—	59,302,477	—
SHORT-TERM INVESTMENTS	5,171,133	5,171,133	—	—

TOTAL INVESTMENTS	$97,973,915	$5,171,133	$92,802,782	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 22.2%
Ally Auto Receivables Trust 2014-2 2.100%, 03/16/20	$1,000	$1,004,599
Ally Master Owner Trust 2012-5 1.540%, 09/15/19	1,000	1,000,196
AmeriCredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	907	909,054
Black Diamond CLO Luxembourg S.A. 2006-1A Class D 2.520%, 04/29/19 144A @,•	2,271	2,271,252
BlueMountain CLO 2012-1 Ltd. 1A 2.476%, 07/20/23 144A @,•	929	929,240
Brentwood CLO Corp. 2006-1A 1.990%, 02/01/22 144A @,•	2,000	1,989,840
Chrysler Capital Auto Receivables Trust 2013-BA 2.240%, 09/16/19 144A @	1,705	1,710,444
Chrysler Capital Auto Receivables Trust 2014-B BA 1.760%, 12/16/19 144A @	2,500	2,500,487
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	1,241	1,231,394
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	970	974,424
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	2	2,423
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	2,780	2,780,216
Ford Credit Auto Owner Trust 2014-A 1.710%, 05/15/19	1,450	1,451,402
Golden Credit Card Trust 2012-4A 1.390%, 07/15/19 144A @	2,000	2,000,003
Grayson CLO Ltd. 1A 1.870%, 11/01/21 144A @,•	2,000	1,981,792
Greenbriar CLO Ltd. 1A 2.920%, 11/01/21 144A @,•	3,367	3,367,846
Honda Auto Receivables Owner Trust 0.770%, 03/19/18 2014-2	30	30,373
1.460%, 10/15/20 2014-4	2,500	2,499,638
Limerock CLO III LLC 2014-3A 2.356%, 10/20/26 144A @,•	1,695	1,695,988
Rockwall CDO II Ltd. 2007-1A 1.870%, 08/01/24 144A @,•	2,065	2,051,425
Santander Drive Auto Receivables Trust 2013-2 1.950%, 03/15/19	177	177,320
SLM Student Loan Trust 2005-10 1.426%, 10/26/26•	2,438	2,384,703
SMB Private Education Loan Trust 2015-C 3.109%, 08/16/32 144A @,•	2,405	2,522,817
Sound Point CLO VI Ltd. 2014-2A 2.296%, 10/20/26 144A @,•	2,500	2,499,987
Susquehanna Auto Receivables Trust 2014-1 1A 1.430%, 08/15/19 144A @	1,015	1,014,444

	Par (000)	Value†

Toyota Auto Receivables 2016-C 1.000%, 01/15/19	$1,438	$1,436,738
Westchester CLO Ltd. 2007-1A B 1.610%, 08/01/22 144A @,•	2,500	2,483,112
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	2,032	2,032,165

TOTAL ASSET BACKED SECURITIES (Cost $46,549,010)		46,933,322

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.9%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY, Class B 2.490%, 09/15/26 144A @,•	1,000	1,001,408
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 1.679%, 06/11/50 144A @,•	2,000	2,000,136
Chicago Skyscraper Trust 2017 SKY SKY 2.259%, 02/15/30 144A @,•	1,000	1,001,872
Freddie Mac Multifamily Structured Pass Through Certificates K019 Class X1 1.824%, 03/25/22•	28,853	1,883,609
FREMF Mortgage Trust Series 2010-K6 Class B 5.542%, 12/25/46 144A @,•	3,000	3,212,707
FREMF Mortgage Trust Series 2011-K7 2010 5.685%, 04/25/20 144A @,•	1,200	1,295,544
FREMF Mortgage Trust Series 2011-K702 Class B 4.931%, 04/25/44 144A @,•	2,275	2,311,520
FREMF Mortgage Trust Series 2012144A @,• 3.883%, 02/25/45 K708 Class C	2,000	2,030,330
3.944%, 06/25/47 K710 Class C	2,110	2,134,955
FREMF Mortgage Trust Series 2013-KF02 Class C 4.995%, 12/25/45 144A @,•	399	405,785
Government National Mortgage Association 2011 3.200%, 11/16/44	1,008	1,012,851
GS Mortgage Securities Trust 2010-C1 C1 5.148%, 08/10/43 144A @	2,000	2,125,568
GS Mortgage Securities Trust 2013-NYC5 Class G 3.771%, 01/10/30 144A @,•	2,000	2,009,593
GSCCRE Commercial Mortgage Trust 2015-HULA Class B 3.427%, 08/15/32 144A @,•	2,000	2,006,227
WFRBS Commercial Mortgage Trust 2012-C7 Class XA 1.614%, 06/15/45 144A @,•	51,966	2,857,523

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $27,842,241)		27,289,628

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — 54.6%
Airlines — 10.2%
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @	$2,004	$2,069,130
Continental Airlines 1999-1 Class A, Pass Through Trust 6.545%, 08/02/20	510	531,200
Continental Airlines 1999-2 Pass Through Trust 7.256%, 09/15/21	1,631	1,737,542
Continental Airlines 2000-2 Pass Through Trust 7.707%, 10/02/22	376	405,762
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 04/11/21	1,516	1,603,384
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	1,500	1,537,500
Delta Air Lines 2007-1 Class B Pass Through Trust 8.021%, 02/10/24	1,165	1,322,265
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200%, 01/02/20	1,090	1,131,865
Delta Air Lines 2012-1 Class B Pass Through Trust 6.875%, 05/07/19 144A @	2,086	2,216,261
Delta Air Lines, Inc. 2.875%, 03/13/20	2,000	2,026,151
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/21	2,485	2,752,638
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 05/01/19	1,824	1,856,136
US Airways 2012-1 Class B Pass Through Trust 8.000%, 04/01/21	2,151	2,320,071

		21,509,905

Auto Manufacturers — 1.0%
American Honda Finance Corp. 1.550%, 12/11/17	2,000	2,001,038

Banks — 3.8%
Bank of America Corp. 2.006%, 09/15/26•	1,040	965,977
JPMorgan Chase & Co. 2.000%, 08/15/17	2,000	2,001,428
JPMorgan Chase Bank NA 1.450%, 09/21/18	1,000	997,633
State Street Corp. 4.956%, 03/15/18	3,000	3,066,279
Wells Fargo Bank NA 6.000%, 11/15/17	1,000	1,015,822

		8,047,139

Beverages — 1.4%
Anheuser-Busch InBev Worldwide, Inc. 1.860%, 08/01/18•	900	907,147

	Par (000)	Value†

Beverages — (continued)
Molson Coors Brewing Co. 2.250%, 03/15/20 144A @	$2,000	$2,000,030

		2,907,177

Building Materials — 1.0%
Martin Marietta Materials, Inc. 1.822%, 05/22/20•	2,000	2,005,574

Chemicals — 2.2%
CF Industries, Inc. 6.875%, 05/01/18	2,000	2,077,500
Methanex Corp. 3.250%, 12/15/19	453	455,377
Sherwin-Williams Co. 2.250%, 05/15/20	2,000	2,004,474

		4,537,351

Computers — 0.9%
EMC Corp. 1.875%, 06/01/18	2,000	1,988,780

Diversified Financial Services — 3.3%
Air Lease Corp. 2.625%, 09/04/18	2,000	2,014,856
Ally Financial, Inc. 3.600%, 05/21/18	1,000	1,011,250
3.250%, 11/05/18	1,000	1,012,200
Ford Motor Credit Co. LLC 1.724%, 12/06/17	2,000	2,000,140
Visa, Inc. 1.200%, 12/14/17	1,000	999,497

		7,037,943

Electric — 2.2%
Fortive Corp. 1.800%, 06/15/19	1,500	1,489,248
Great Plains Energy, Inc. 2.500%, 03/09/20	2,000	2,018,664
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,146	1,133,913

		4,641,825

Food — 2.4%
McDonald’s Corp. 5.800%, 10/15/17	1,500	1,516,834
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	1,500	1,485,908
Smithfield Foods, Inc. 2.700%, 01/31/20 144A @	2,000	2,010,545

		5,013,287

Healthcare Products — 0.5%
Stryker Corp. 2.000%, 03/08/19	1,000	1,002,760

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 5.5%
Abbott Laboratories 2.350%, 11/22/19	$2,000	$2,015,036
Aetna Inc. 1.700%, 06/07/18	1,500	1,500,580
Becton Dickinson and Co. 2.404%, 06/05/20	2,000	2,003,230
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,001,600
HCA, Inc. 3.750%, 03/15/19	3,000	3,060,000
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	2,000	2,003,622

		11,584,068

Housewares — 1.1%
Newell Brands, Inc. 5.000%, 11/15/23	2,250	2,407,671

Internet — 0.5%
eBay Inc. 2.500%, 03/09/18	1,000	1,005,776

Iron & Steel — 0.5%
Vale Overseas Ltd. 5.625%, 09/15/19	1,000	1,055,000

Machinery — Diversified — 1.4%
Stanley Black & Decker, Inc. 1.622%, 11/17/18	2,000	1,995,102
2.451%, 11/17/18	1,000	1,009,738

		3,004,840

Media — 1.5%
Historic TW, Inc. 6.875%, 06/15/18	2,000	2,094,236
Time Warner Cos, Inc. 7.250%, 10/15/17	1,117	1,134,297

		3,228,533

Oil & Gas — 1.9%
Chevron Corp. 1.345%, 11/15/17	2,000	2,000,216
Murphy Oil Corp. 3.500%, 12/01/17	1,000	1,001,140
Statoil ASA 3.125%, 08/17/17	1,000	1,001,813

		4,003,169

Oil & Gas Services — 1.0%
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	2,011,868

Pharmaceuticals — 0.9%
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,000	1,990,714

Pipelines — 3.9%
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	1,500	1,605,000

	Par (000)	Value†

Pipelines — (continued)
NuStar Logistics LP 8.150%, 04/15/18	$1,500	$1,567,500
Rockies Express Pipeline LLC144A @ 6.850%, 07/15/18	950	989,187
6.000%, 01/15/19	2,000	2,085,000
Targa Resources Partners LP 5.000%, 01/15/18	1,000	1,006,250
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,000	1,037,620

		8,290,557

Retail — 0.7%
QVC, Inc. 3.125%, 04/01/19	1,500	1,516,622

Semiconductors — 1.9%
NXP BV/NXP Funding LLC144A @ 3.750%, 06/01/18	1,000	1,015,000
5.750%, 03/15/23	1,000	1,052,500
QUALCOMM, Inc. 1.648%, 05/20/20•	2,000	2,009,024

		4,076,524

Software — 1.2%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	993,484
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,545,000

		2,538,484

Telecommunications — 2.2%
Crown Castle Towers LLC 6.113%, 01/15/40 144A @	1,867	2,007,197
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	556	603,432
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	2,000	2,017,500

		4,628,129

Transportation — 0.8%
Canadian National Railway Co. 5.850%, 11/15/17	1,700	1,726,343

Trucking and Leasing — 0.7%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,514,439

TOTAL CORPORATE BONDS (Cost $114,898,584)		115,275,516

MUNICIPAL BOND — 1.1%
State of California, Los Angeles Department of Water & Power Power System Revenue 6.166%, 07/01/40 (Cost $2,221,840)	2,000	2,217,680

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%
Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $67,179)	$67	$69,082

U.S TREASURY OBLIGATION — 7.0%
U.S. Treasury Note 1.000%, 02/15/18	1,750	1,747,543
1.000%, 03/15/18	1,250	1,247,900
1.250%, 12/15/18	3,000	2,995,548
0.875%, 04/15/19	1,500	1,486,875
1.625%, 12/31/19	2,000	2,007,500
0.125%, 04/15/21	2,579	2,575,372
United States Treasury Inflation Indexed Bond. 0.125%, 04/15/20	2,610	2,614,442

Total U.S TREASURY OBLIGATION (Cost $14,793,972)		14,675,180

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $308,743)	308,743	308,743

TOTAL INVESTMENTS — 98.0% (Cost $206,681,569)		206,769,151

Other Assets & Liabilities — 2.0%		4,305,391

TOTAL NET ASSETS — 100.0%		$211,074,542

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CDO — Collateralized Debt Obligation.

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

Country Weightings as of 06/30/2017††
United States	89%
Cayman Islands	5
Canada	2
Ireland	1
Luxembourg	1
Netherlands	1
Norway	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$14,675,180	$—	$14,675,180	$—
ASSET BACKED SECURITIES	46,933,322	—	46,933,322	—
COMMERCIAL MORTGAGE BACKED SECURITIES	27,289,628	—	27,289,628	—
CORPORATE BONDS	115,275,516	—	115,275,516	—
MUNICIPAL BONDS	2,217,680	—	2,217,680	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	69,082	—	69,082	—
SHORT-TERM INVESTMENTS	308,743	308,743	—	—

TOTAL INVESTMENTS	$206,769,151	$308,743	$206,460,408	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Bank Bonds — 1.5%
Federal Home Loan Banks 2.750%, 07/11/31	$8,000	$7,663,816

Government National Mortgage Association — 1.4%
Government National Mortgage Association 3.443%, 12/16/52•	5,000	5,063,498
Government National Mortgage Association 4.650%, 10/16/45•	2,000	2,114,358

		7,177,856

Total AGENCY OBLIGATIONS (Cost $14,774,169)		14,841,672

ASSET BACKED SECURITIES — 10.4%
Brentwood CLO Corp. 2006-1A 1.990%, 02/01/22 144A @,•	4,000	3,979,680
Chrysler Capital Auto Receivables Trust 2014-BA 2.700%, 05/15/20 144A @	3,000	3,025,127
Cole Park CLO Ltd. 2015-1A 3.130%, 10/20/28 144A @	2,993	2,989,169
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	6,800	6,800,528
KeyCorp Student Loan Trust 2006-A 1.603%, 09/27/35•	2,477	2,463,614
Rockwall CDO II Ltd. 2007-1A 1.870%, 08/01/24 144A @,•	4,000	3,973,704
SLM Student Loan Trust• 1.426%, 10/26/26 2005-10	5,000	4,890,694
2.216%, 04/27/43 2012-6	7,205	6,579,716
SMB Private Education Loan Trust 2015-C 3.109%, 08/16/32 144A @,•	5,000	5,244,941
Sound Point CLO VI Ltd. 2014-2A 2.296%, 10/20/26 144A @,•	5,000	4,999,975
Stratford CLO Ltd. 2007 3.170%, 11/01/21 144A @,•	3,500	3,497,505
Westchester CLO Ltd. 2007-1A B 1.610%, 08/01/22 144A @,•	4,500	4,469,603

TOTAL ASSET BACKED SECURITIES (Cost $52,438,311)		52,914,256

COMMERCIAL MORTGAGE BACKED SECURITIES — 18.3%
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/01/44 144A @,•	1,000	1,068,241
FHLMC Multifamily Structured Pass-Through Certificates 3.062%, 12/01/24 Series K058 Class A2	5,636	5,807,172
3.010%, 07/25/25 Series K049 Class A2	5,405	5,531,723
2.653%, 08/25/26 Series K058 Class A2	5,000	4,929,607
Freddie Mac Multifamily Structured Pass Through Certificates 1.824%, 03/01/22 K019 Class X1•	52,053	3,398,186
2.811%, 01/01/25 K044 Class A2	5,000	5,063,692
FREMF Mortgage Trust Series 2010-K6 Class B 5.542%, 12/25/46 144A @,•	7,795	8,347,685

	Par (000)	Value†

FREMF Mortgage Trust Series 2012 K710 Class C 3.944%, 06/01/47 144A @,•	$5,175	$5,236,206
FREMF Mortgage Trust Series 2012-K19 Class C 4.172%, 05/25/45 144A @,•	4,500	4,635,051
FREMF Mortgage Trust Series 2012-K20 Class C 4.005%, 05/01/45 144A @,•	6,000	6,080,006
FREMF Mortgage Trust Series 2012-K23 Class C 3.782%, 10/01/45 144A @,•	5,000	5,027,361
FREMF Mortgage Trust Series 2012-K707 Class B 4.019%, 01/01/47 144A @,•	8,272	8,454,632
FREMF Mortgage Trust Series 2012-K711 Class C 3.684%, 08/01/45 144A @,•	6,000	6,069,005
FREMF Mortgage Trust Series 2013-K27 Class C 3.617%, 01/01/46 144A @,•	5,000	4,956,436
FREMF Mortgage Trust Series 2013-K28 Class C 3.610%, 06/01/46 144A @,•	4,751	4,704,930
FREMF Mortgage Trust Series 2013-KF02 Class C 4.995%, 12/25/45 144A @,•	399	405,785
FREMF Mortgage Trust Series 2014-K41 Class B 3.962%, 11/01/47 144A @,•	5,000	5,096,198
FREMF Mortgage Trust Series 2014-K503 Class B 3.072%, 10/01/47 144A @,•	5,000	5,062,207
GS Mortgage Securities Trust 2013-NYC5 Class G 3.771%, 01/01/30 144A @,•	2,000	2,009,593
Hilton USA Trust 2014-ORL Class B 2.359%, 07/15/29 144A @,•	1,500	1,485,066

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $93,253,178)		93,368,782

CORPORATE BONDS — 46.4%
Aerospace & Defense — 0.6%
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,069,279

Airlines — 3.7%
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/21	775	819,926
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	3,500	3,587,500
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 02/10/24	2,011	2,307,903

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
Delta Air Lines 2015-1 Class B Pass Through Trust 4.250%, 01/30/25	$2,722	$2,796,940
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/21	3,668	4,061,901
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 10/11/23	2,373	2,458,799
United Airlines 2016-1 Class AA Pass Through Trust 3.100%, 01/07/30	3,000	2,985,000

		19,017,969

Banks — 6.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,031,403
4.450%, 03/03/26	4,000	4,162,976
JPMorgan Chase & Co. 3.875%, 09/10/24	3,600	3,714,275
Morgan Stanley 5.950%, 12/28/17	2,050	2,091,830
NTC Capital I 1.678%, 01/15/27•	5,595	5,245,313
PNC Capital Trust C 1.772%, 06/01/28•	2,000	1,875,000
State Street Corp. 4.956%, 03/15/18	7,915	8,089,866
USB Capital IX 3.500%, 10/29/49•	3,000	2,663,700
Wells Fargo & Co. 3.000%, 02/19/25	4,000	3,937,916

		32,812,279

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	3,000	3,090,810

Biotechnology — 1.6%
Amgen, Inc. 2.700%, 05/01/22	3,000	3,017,220
2.650%, 05/11/22	4,000	4,013,352
Biogen, Inc. 6.875%, 03/01/18	1,000	1,033,803

		8,064,375

Building Materials — 1.4%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,148,320
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,807,039

		6,955,359

Chemicals — 2.0%
CF Industries, Inc. 6.875%, 05/01/18	3,000	3,116,250

	Par (000)	Value†

Chemicals — (continued)
Mosaic Co. 5.625%, 11/15/43	$3,000	$3,062,862
Sherwin-Williams Co. 4.500%, 06/01/47	4,000	4,191,312

		10,370,424

Commercial Services — 0.6%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,016,850
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	1,001,554

		3,018,404

Computers — 0.6%
Diamond 1 Finance Corp. 5.450%, 06/15/23 144A @	3,000	3,255,510

Diversified Financial Services — 1.9%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,087,068
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	4,000	4,353,552
General Electric Capital Corp. 7.500%, 08/21/35	2,263	3,224,110

		9,664,730

Electric — 1.0%
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,008,810
FirstEnergy Corp. 3.900%, 07/15/27	4,000	4,012,792

		5,021,602

Engineering & Construction — 0.6%
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	3,058,620

Food — 2.7%
Kellogg Co. 2.650%, 12/01/23	3,000	2,949,618
4.500%, 04/01/46	3,000	3,084,984
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,885,000
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	3,015,601
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,006,750

		13,941,953

Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,553,023

Healthcare Products — 2.2%
Abbott Laboratories 3.750%, 11/30/26	3,000	3,062,433
Becton Dickinson and Co. 3.700%, 06/06/27	3,000	3,009,483

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Covidien International Finance SA 6.000%, 10/15/17	$1,000	$1,012,425
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,009,343
Stryker Corp. 3.375%, 11/01/25	2,000	2,035,374
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,052,675

		11,181,733

Healthcare Services — 0.6%
HCA, Inc. 3.750%, 03/15/19	3,000	3,060,000

Housewares — 1.5%
Newell Brands, Inc. 5.000%, 11/15/23	3,517	3,763,457
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	2,123,574
Toll Brothers Finance Corp. 4.875%, 03/15/27	2,000	2,060,000

		7,947,031

Insurance — 1.2%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	4,925	6,214,020

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,034,975

Lodging — 1.3%
Hilton Worldwide Finance LLC 4.875%, 04/01/27 144A @	3,000	3,138,750
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,656,975

		6,795,725

Media — 1.5%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,196,398
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,263,625
Historic TW, Inc. 6.875%, 06/15/18	3,000	3,141,354

		7,601,377

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,036,599

Oil & Gas — 1.3%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,060,613
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,476,263
Murphy Oil Corp. 3.500%, 12/01/17	3,000	3,003,420

		6,540,296

	Par (000)	Value†

Pharmaceuticals — 2.3%
AbbVie, Inc. 2.300%, 05/14/21	$3,000	$2,992,557
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,202,577
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,156,476
Mylan NV 3.000%, 12/15/18	2,000	2,026,996
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,275,262

		11,653,868

Pipelines — 3.0%
Enbridge Energy Partners LP 7.375%, 10/15/45	1,700	2,164,996
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	3,500	3,745,000
NuStar Logistics LP 8.150%, 04/15/18	3,000	3,135,000
Regency Energy Partners LP 5.875%, 03/01/22	2,000	2,203,166
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	2,500	2,531,250
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,500	1,556,430

		15,335,842

Real Estate Investment Trusts — 1.1%
American Tower Corp. 4.700%, 03/15/22	2,500	2,706,855
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,767,902

		5,474,757

Retail — 0.5%
McDonald’s Corp. 5.700%, 02/01/39	2,110	2,543,417

Semiconductors — 0.6%
NXP BV/NXP Funding LLC 5.750%, 03/15/23 144A @	2,824	2,972,260

Software — 1.1%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	2,000	2,158,200
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,605,000

		5,763,200

Telecommunications — 2.3%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,140,000
Nokia OYJ 4.375%, 06/12/27	3,000	3,054,390
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	1,298	1,408,732

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	$3,000	$3,026,250

		11,629,372

Transportation — 0.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	2,774	2,802,459
Federal Express Corp 1999 Pass Through Trust 7.650%, 07/15/24	969	1,112,307

		3,914,766

Trucking and Leasing — 0.5%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	2,500	2,524,065

TOTAL CORPORATE BONDS (Cost $232,920,957)		237,117,640

MUNICIPAL BONDS — 1.9%
Northeast Ohio Regional Sewer District 6.038%, 11/15/40	3,755	4,185,698
State of California, Los Angeles Department of Water & Power Power System Revenue 6.166%, 07/01/40	5,000	5,544,200

Total MUNICIPAL BONDS (Cost $9,743,504)		9,729,898

RESIDENTIAL MORTGAGE BACKED SECURITIES — 8.7%
Fannie Mae Pool — 8.3%
4.000%, 08/01/41	4,885	5,156,050
2.500%, 01/01/43	2,725	2,640,355
2.500%, 02/01/43	7,902	7,656,722
2.500%, 05/01/43	10,735	10,386,885
3.500%, 09/01/43	1,371	1,410,672
3.000%, 07/01/47	15,000	14,979,777

		42,230,461

Freddie Mac Gold Pool — 0.3%
3.500%, 01/01/41	1,823	1,881,767

Ginnie Mae Pool — 0.1%
6.000%, 10/15/38	249	280,267
6.000%, 10/15/38	153	172,893

		453,160

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $44,104,903)		44,565,388

U.S TREASURY OBLIGATION — 13.0%
U.S. Treasury Bond 2.250%, 11/15/24	3,000	3,016,524
2.125%, 05/15/25	2,500	2,484,278
1.625%, 05/15/26	1,500	1,422,071
4.375%, 02/15/38	4,350	5,542,344

	Par (000)	Value†

3.000%, 05/15/42	$1,000	$1,035,586
2.875%, 05/15/43	2,400	2,423,251
3.625%, 08/15/43	2,000	2,300,782
3.750%, 11/15/43	2,050	2,409,791
U.S. Treasury Inflation Indexed Bonds 0.625%, 01/15/24	4,716	4,783,042
0.250%, 01/15/25	9,808	9,633,427
0.375%, 07/15/25	7,218	7,163,612
1.000%, 02/15/46	4,128	4,124,257
U.S. Treasury Note 2.000%, 07/31/22	1,000	1,004,648
1.625%, 08/15/22	5,000	4,932,615
1.500%, 02/28/23	2,500	2,433,790
1.750%, 05/15/23	2,900	2,856,952
2.500%, 08/15/23	2,000	2,052,578
2.000%, 02/15/25	3,500	3,452,012
2.375%, 05/15/27	3,100	3,119,617

Total U.S TREASURY OBLIGATION (Cost $66,707,663)		66,191,177

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,268,979)	2,268,979	2,268,979

TOTAL INVESTMENTS — 102.0% (Cost $516,211,664)		$520,997,792

Other Assets & Liabilities — (2.0)%		(10,311,752)

TOTAL NET ASSETS — 100.0%		$510,686,040

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CDO — Collateralized Debt Obligation.

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Quality Bond Fund

Country Weightings as of 06/30/2017††
United States	92%
Cayman Islands	4
Finland	1
Ireland	1
Netherlands	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$66,191,177	$—	$66,191,177	$—
AGENCY OBLIGATIONS	14,841,672	—	14,841,672	—
ASSET BACKED SECURITIES	52,914,256	—	52,914,256	—
COMMERCIAL MORTGAGE BACKED SECURITIES	93,368,782	—	93,368,782	—
CORPORATE BONDS	237,117,640	—	237,117,640	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	44,565,388	—	44,565,388	—
MUNICIPAL BONDS	9,729,898	—	9,729,898	—
SHORT-TERM INVESTMENTS	2,268,979	2,268,979	—	—

TOTAL INVESTMENTS	$520,997,792	$2,268,979	$518,728,813	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.1%
VB-S1 Issuer LLC, 2016-IA F 144A @ 6.901%, 06/15/46 (Cost $95,000)	$95	$98,242

	Number of Shares	Value†
COMMON STOCKS — 1.2%
Electric — 0.2%
NRG Energy, Inc.	18,174	312,956

Entertainment — 0.0%
New Cotai Participation Class B*144A @,^,~	1	4,965

Media — 0.3%
Liberty Broadband Corp., Class A*	2,225	190,883
Liberty Broadband Corp., Class C*	3,500	303,625
Liberty Global PLC LiLAC, Class C*	286	6,123

		500,631

Oil & Gas — 0.3%
Frontera Energy Corp.*	4,300	113,568
Frontera Energy Corp.*~	9,079	239,787
Rowan Cos PLC, Class A*	14,775	151,296

		504,651

Real Estate — 0.1%
The Howard Hughes Corp.*	1,675	205,757

Telecommunications — 0.3%
T-Mobile US, Inc.*	9,400	569,828

TOTAL COMMON STOCKS (Cost $1,787,434)		2,098,788

	Par (000)	Value†
PREFERRED STOCKS — 0.8%
Diversified — 0.1%
American Tower Corp.	$1,325	160,630

Electric — 0.2%
NextEra Energy, Inc.	7,200	388,872

Healthcare Products — 0.2%
Becton Dickinson and Co.CONV*	6,850	375,243

Oil & Gas — 0.2%
Hess Corp.*	6,025	335,111

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^,~	725	0

Telecommunications — 0.1%
T-Mobile US, Inc.*	1,463	144,310

TOTAL PREFERRED STOCKS (Cost $1,260,101)		1,404,166

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.0%
Diversified — 0.0%
American Tower Corp. (Cost $105)	$1	$129

CORPORATE BONDS — 79.8%
Advertising — 0.5%
MDC Partners, Inc. 6.500%, 05/01/24 144A @	491	489,773
Outfront Media Capital LLC 5.625%, 02/15/24	400	417,500

		907,273

Aerospace & Defense — 0.5%
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	825	913,687

Airlines — 1.0%
Air Canada 7.750%, 04/15/21 144A @	350	400,750
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	61	63,367
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @,^	200	206,500
American Airlines Group, Inc. 5.500%, 10/01/19 144A @	650	684,515
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/24	60	61,835
United Continental Holdings, Inc. 6.375%, 06/01/18	240	248,700

		1,665,667

Auto Manufacturers — 0.1%
Aston Martin Capital Holdings Ltd. 6.500%, 04/15/22 144A @	200	209,000

Auto Parts & Equipment — 1.0%
Allison Transmission, Inc. 5.000%, 10/01/24 144A @	175	179,375
American Axle & Manufacturing, Inc. 6.250%, 04/01/25 144A @	865	843,375
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	207,500
TI Group Automotive Systems LLC 8.750%, 07/15/23 144A @	375	396,562

		1,626,812

Banks — 3.4%
Ally Financial, Inc.
5.125%, 09/30/24	75	79,119
5.750%, 11/20/25	665	699,912
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 12/29/49•	400	467,765
Credit Agricole SA 7.875%, 12/29/49 144A @,•	400	439,880

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — (continued)
Credit Suisse Group AG 7.500%, 12/29/49 144A @,•	$385	$431,697
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/21 144A @	400	439,112
Icahn Enterprises LP/Icahn Enterprises Financial Corp. 6.250%, 02/01/22	475	495,188
Intesa Sanpaolo SpA 7.700%, 12/29/49 144A @,•	800	831,000
Societe Generale SA 7.375%, 12/29/49 144A @,•	425	456,875
Standard Chartered PLC 7.500%, 12/29/49 144A @,•	675	722,250
UniCredit SpA 8.000%, 04/03/49•	780	800,475

		5,863,273

Building Materials — 1.1%
LSF9 Balta Issuer S.A. 7.750%, 09/15/22	325	404,088
Masonite International Corp. 5.625%, 03/15/23 144A @	175	182,875
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	225	243,281
Norbord, Inc. 6.250%, 04/15/23 144A @	225	240,187
PCF GmbH 7.875%, 08/01/19	400	466,903
Reliance Intermediate Holdings LP 6.500%, 04/01/23 144A @	250	267,500
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, 06/01/25 144A @	150	153,750

		1,958,584

Chemicals — 2.1%
CF Industries, Inc.
7.125%, 05/01/20	150	165,750
5.375%, 03/15/44	385	343,612
CVR Partners LP 9.250%, 06/15/23 144A @	725	758,531
INEOS Group Holdings S.A. 5.625%, 08/01/24 144A @	375	386,719
Kissner Holdings LP 8.375%, 12/01/22 144A @	490	508,375
Platform Specialty Products Corp.
10.375%, 05/01/21 144A @	300	331,875
6.500%, 02/01/22 144A @	225	232,313
PQ Corp. 6.750%, 11/15/22 144A @	175	188,125
Rayonier AM Products, Inc. 5.500%, 06/01/24 144A @	20	19,463
Tronox Finance LLC 6.375%, 08/15/20	350	350,875
Univar USA, Inc. 6.750%, 07/15/23 144A @	355	370,087

		3,655,725

	Par (000)	Value†

Coal — 0.1%
Alliance Resource Operating Partners LP 7.500%, 05/01/25 144A @	$225	$236,531

Commercial Services — 2.6%
Alliance Data Systems Corp. 5.875%, 11/01/21 144A @	315	326,025
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 144A @	230	225,975
Brand Energy & Infrastructure Services, Inc. 8.500%, 07/15/25 144A @	285	294,975
CDK Global, Inc. 4.875%, 06/01/27 144A @	320	328,800
Gartner, Inc. 5.125%, 04/01/25 144A @	110	115,545
H&E Equipment Services, Inc. 7.000%, 09/01/22	250	260,000
Harland Clarke Holdings Corp.
6.875%, 03/01/20 144A @	125	129,063
8.375%, 08/15/22 144A @	230	244,950
Hertz Corp. 7.625%, 06/01/22 144A @	430	428,968
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	309,537
Laureate Education, Inc. 8.250%, 05/01/25 144A @	495	530,887
Live Nation Entertainment, Inc. 4.875%, 11/01/24 144A @	10	10,150
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	538	584,623
Team Health Holdings, Inc. 6.375%, 02/01/25 144A @	295	286,150
The ADT Corp. 6.250%, 10/15/21	175	190,531
United Rentals North America, Inc. 5.500%, 05/15/27	225	231,750

		4,497,929

Computers — 1.3%
Dell International LLC
5.875%, 06/15/21 144A @	175	183,312
7.125%, 06/15/24 144A @	300	329,777
Riverbed Technology, Inc. 8.875%, 03/01/23 144A @	255	259,144
Western Digital Corp.
7.375%, 04/01/23 144A @	265	291,169
10.500%, 04/01/24	1,025	1,209,172

		2,272,574

Cosmetics & Personal Care — 0.2%
Avon International Operations, Inc. 7.875%, 08/15/22 144A @	275	285,313

Distribution & Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 144A @	150	158,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Distribution & Wholesale — (continued)
Entertainment One Ltd. 6.875%, 12/15/22 144A @	$100	$142,619

		301,244

Diversified Financial Services — 2.4%
Barclays PLC 7.875%, 12/29/49•	360	505,223
BNP Paribas SA 7.375%, 02/19/66•	415	461,687
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	296	301,920
Consolidated Energy Finance SA 6.875%, 06/15/25 144A @	225	231,750
Ladder Capital Finance Holdings LLLP. 5.875%, 08/01/21 144A @	175	178,938
LPL Holdings, Inc. 5.750%, 09/15/25 144A @	425	442,000
Navient Corp. 8.000%, 03/25/20	250	279,375
NFP Corp. 6.875%, 07/15/25 144A @	360	363,600
Nord Anglia Education Finance LLC 5.750%, 07/15/22 144A @	175	196,663
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc. 6.750%, 06/15/22 144A @	330	340,032
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	375	387,188
Springleaf Finance Corp. 8.250%, 12/15/20	375	420,937

		4,109,313

Electric — 2.6%
AES Corp.
5.500%, 03/15/24	500	520,625
6.000%, 05/15/26	225	240,750
Calpine Corp.
5.375%, 01/15/23	300	292,500
5.500%, 02/01/24	260	246,350
DPL, Inc. 7.250%, 10/15/21	450	481,500
Dynegy, Inc.
7.375%, 11/01/22	495	488,812
5.875%, 06/01/23	130	121,550
NRG Energy, Inc.
6.625%, 03/15/23	375	385,313
7.250%, 05/15/26	955	988,425
6.625%, 01/15/27	690	690,862

		4,456,687

Entertainment — 3.5%
AMC Entertainment Holdings, Inc.
6.375%, 11/15/24 144A @	100	139,623
5.875%, 11/15/26 144A @	175	182,656
Codere Finance 2 Luxembourg S.A. 7.625%, 11/01/21 144A @	430	427,205

	Par (000)	Value†

Entertainment — (continued)
Eldorado Resorts, Inc.
7.000%, 08/01/23	$525	$567,656
6.000%, 04/01/25 144A @	135	143,100
EMI Music Publishing Group North America Holdings, Inc. 7.625%, 06/15/24 144A @	125	139,063
International Game Technology PLC
6.250%, 02/15/22 144A @	600	655,500
6.500%, 02/15/25 144A @	975	1,070,063
Scientific Games International, Inc.
7.000%, 01/01/22 144A @	450	479,250
10.000%, 12/01/22	1,570	1,721,112
Shingle Springs Tribal Gaming Authority 9.750%, 09/01/21 144A @	440	465,300

		5,990,528

Environmental Control — 0.1%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 144A @	175	180,250

Food — 2.1%
Albertsons Cos. LLC
6.625%, 06/15/24 144A @	400	397,000
5.750%, 03/15/25 144A @	275	255,750
Chobani LLC 7.500%, 04/15/25 144A @	490	517,562
Dean Foods Co. 6.500%, 03/15/23 144A @	450	474,750
FAGE International SA/FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 144A @	425	437,665
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 144A @	225	231,750
Minerva Luxembourg S.A.
7.750%, 01/31/23 144A @^	475	496,969
6.500%, 09/20/26 144A @	200	194,750
Post Holdings, Inc.
5.500%, 03/01/25 144A @	170	175,313
8.000%, 07/15/25 144A @^	175	198,625
5.750%, 03/01/27 144A @	170	174,675

		3,554,809

Forest Products & Paper — 0.2%
Cascades, Inc. 5.500%, 07/15/22 144A @	150	153,000
Mercer International, Inc. 7.750%, 12/01/22	200	214,250

		367,250

Gas — 0.5%
AmeriGas Partners LP 5.500%, 05/20/25	310	316,200
NGL Energy Partners LP
7.500%, 11/01/23 144A @	400	394,500
6.125%, 03/01/25 144A @	125	114,375

		825,075

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 0.5%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	$150	$157,875
Kinetic Concepts, Inc. 12.500%, 11/01/21 144A @	260	292,500
Ortho-Clinical Diagnostics, Inc. 6.625%, 05/15/22 144A @	250	238,750
Synlab Unsecured Bondco PLC 8.250%, 07/01/23 144A @	150	190,679

		879,804

Healthcare Services — 3.7%
Centene Corp. 6.125%, 02/15/24	100	108,118
Community Health Systems, Inc.
6.875%, 02/01/22	480	419,400
6.250%, 03/31/23	330	340,676
DaVita, Inc.
5.125%, 07/15/24	450	456,750
5.000%, 05/01/25	450	451,125
Eagle Holding Co. II LLC 7.625%, 05/15/22 144A @	120	123,450
HCA, Inc.
5.000%, 03/15/24	220	232,925
5.500%, 06/15/47	1,195	1,236,825
IASIS Healthcare LLC 8.375%, 05/15/19	700	703,500
Mednax, Inc. 5.250%, 12/01/23 144A @	10	10,300
Molina Healthcare, Inc. 5.375%, 11/15/22	275	291,156
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	125	133,281
Surgery Center Holdings, Inc.
8.875%, 04/15/21 144A @	250	270,938
6.750%, 07/01/25 144A @	90	91,125
Tenet Healthcare Corp.
7.500%, 01/01/22 144A @	125	135,600
8.125%, 04/01/22	525	557,156
6.750%, 06/15/23	475	475,000
THC Escrow Corp. III 5.125%, 05/01/25 144A @	340	341,275

		6,378,600

Holding Companies — 0.2%
James Hardie International Finance 5.875%, 02/15/23 144A @	275	288,063

Home Builders — 0.7%
AV Homes, Inc. 6.625%, 05/15/22 144A @	160	165,000
Shea Homes LP 5.875%, 04/01/23 144A @	200	205,900
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	266,875
William Lyon Homes, Inc.
7.000%, 08/15/22	375	388,125
5.875%, 01/31/25	160	164,800

		1,190,700

	Par (000)	Value†

Home Furnishings — 0.2%
Tempur Sealy International, Inc. 5.625%, 10/15/23	$250	$259,375

Household Products & Wares — 0.2%
American Greetings Corp. 7.875%, 02/15/25 144A @	120	129,750
Central Garden & Pet Co. 6.125%, 11/15/23	175	186,375

		316,125

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	300	347,326
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	473,625

		820,951

Insurance — 0.9%
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 144A @	675	717,187
CNO Financial Group, Inc.
4.500%, 05/30/20	25	25,938
5.250%, 05/30/25	350	370,650
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	425	426,062

		1,539,837

Internet — 0.9%
Match Group, Inc.
6.750%, 12/15/22	350	364,000
6.375%, 06/01/24	200	217,500
VeriSign, Inc.
5.250%, 04/01/25	30	32,025
4.750%, 07/15/27 144A @	260	262,925
Zayo Group LLC
6.375%, 05/15/25	525	566,669
5.750%, 01/15/27 144A @	130	136,013

		1,579,132

Iron & Steel — 0.9%
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	680	769,250
Vale Overseas Ltd.
5.875%, 06/10/21	341	366,064
6.250%, 08/10/26	350	377,562

		1,512,876

Leisure Time — 0.9%
24 Hour Fitness Worldwide, Inc. 8.000%, 06/01/22 144A @	300	278,250
Carlson Travel, Inc. 6.750%, 12/15/23 144A @	200	203,500
ClubCorp Club Operations, Inc. 8.250%, 12/15/23 144A @	115	125,350
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	400	430,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — (continued)
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	$125	$130,312
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	90	95,963
Vista Outdoor, Inc. 5.875%, 10/01/23	225	231,187

		1,494,562

Lodging — 0.4%
Boyd Gaming Corp. 6.375%, 04/01/26	325	351,406
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	301,500

		652,906

Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	100	116,000

Media — 7.7%
AMC Networks, Inc. 4.750%, 12/15/22	175	180,565
Block Communications, Inc. 6.875%, 02/15/25 144A @	125	134,063
Cable One, Inc. 5.750%, 06/15/22 144A @	175	183,969
CCO Holdings LLC 5.500%, 05/01/26 144A @	1,010	1,071,862
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, 01/15/24	270	284,512
Cequel Communications Holdings I LLC 7.750%, 07/15/25 144A @	800	884,000
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	350	359,695
CSC Holdings LLC
6.625%, 10/15/25 144A @	600	660,060
10.875%, 10/15/25 144A @	1,925	2,317,219
DISH DBS Corp.
5.875%, 07/15/22	160	172,000
7.750%, 07/01/26	675	799,875
iHeartCommunications, Inc. 9.000%, 12/15/19	225	176,625
Nexstar Broadcasting, Inc. 5.625%, 08/01/24 144A @	375	379,687
Sinclair Television Group, Inc. 5.875%, 03/15/26 144A @	150	153,375
Sirius XM Radio, Inc.
6.000%, 07/15/24 144A @	427	453,687
5.000%, 08/01/27 144A @	155	156,163
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	386	387,930
Tribune Media Co. 5.875%, 07/15/22	200	209,500
Unitymedia GmbH 6.125%, 01/15/25 144A @	800	858,000

	Par (000)	Value†

Media — (continued)
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	$400	$419,000
Univision Communications, Inc.
6.750%, 09/15/22 144A @	167	173,680
5.125%, 02/15/25 144A @	300	297,375
UPCB Finance IV Ltd. 5.375%, 01/15/25 144A @	600	627,750
Videotron Ltd. 5.125%, 04/15/27 144A @	235	241,463
VTR Finance BV 6.875%, 01/15/24 144A @	950	1,007,000
Ziggo Bond Finance BV 6.000%, 01/15/27 144A @	675	682,594

		13,271,649

Metal Fabricate/Hardware — 0.3%
Zekelman Industries, Inc. 9.875%, 06/15/23 144A @	525	589,969

Mining — 4.2%
Aleris International, Inc. 9.500%, 04/01/21 144A @	420	431,882
Constellium NV
8.000%, 01/15/23 144A @	500	515,000
6.625%, 03/01/25 144A @	500	478,750
FMG Resources August 2006 Pty Ltd.
9.750%, 03/01/22 144A @	675	768,656
4.750%, 05/15/22 144A @	220	220,825
5.125%, 05/15/24 144A @	315	315,000
Freeport-McMoRan, Inc.
4.000%, 11/14/21	175	171,062
5.400%, 11/14/34	650	583,375
5.450%, 03/15/43	635	547,560
Hudbay Minerals, Inc.
7.250%, 01/15/23 144A @	150	154,688
7.625%, 01/15/25 144A @	630	659,925
New Gold, Inc.
6.250%, 11/15/22 144A @	385	395,587
6.375%, 05/15/25 144A @	205	211,150
Novelis Corp.
6.250%, 08/15/24 144A @	350	367,500
5.875%, 09/30/26 144A @	200	206,000
Nyrstar Netherlands Holdings BV
8.500%, 09/15/19 144A @	500	625,203
8.500%, 09/15/19	100	125,041
6.875%, 03/15/24	100	115,602
Park-Ohio Industries, Inc. 6.625%, 04/15/27 144A @	90	94,500
Petra Diamonds US Treasury PLC 7.250%, 05/01/22 144A @	200	204,690

		7,191,996

Miscellaneous Manufacturing — 0.5%
Bombardier, Inc. 8.750%, 12/01/21 144A @	765	849,150
Koppers, Inc. 6.000%, 02/15/25 144A @	85	90,312

		939,462

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Office & Business Equipment — 0.1%
CDW LLC 5.000%, 09/01/25	$125	$129,688

Oil & Gas — 7.8%
AmeriGas Partners LP 5.625%, 05/20/24	25	25,750
Calumet Specialty Products Partners LP 11.500%, 01/15/21 144A @	155	179,025
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23	115	110,688
8.250%, 07/15/25	75	76,688
Chesapeake Energy Corp.
6.125%, 02/15/21	175	171,500
8.000%, 12/15/22 144A @	247	261,202
Continental Resources, Inc. 5.000%, 09/15/22	175	171,719
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, 05/15/25 144A @	395	395,000
CrownRock LP
7.125%, 04/15/21 144A @	250	256,875
7.750%, 02/15/23 144A @	760	801,800
Encana Corp.
8.125%, 09/15/30	80	101,577
7.200%, 11/01/31	60	71,432
7.375%, 11/01/31	70	85,041
Ensco PLC
8.000%, 01/31/24	494	464,360
5.750%, 10/01/44	50	32,750
EP Energy LLC 8.000%, 02/15/25 144A @	45	33,525
Frontera Energy Corp.
10.000%, 11/02/21^	475	534,969
10.000%, 11/02/21 144A @	172	193,715
Gulfport Energy Corp. 6.625%, 05/01/23	385	385,962
Hess Corp. 7.875%, 10/01/29	210	253,909
Kosmos Energy Ltd.
7.875%, 08/01/21 144A @	600	612,000
7.875%, 08/01/21 144A @	800	816,000
Laredo Petroleum, Inc. 6.250%, 03/15/23	100	99,250
Matador Resources Co. 6.875%, 04/15/23	766	794,725
MEG Energy Corp.
7.000%, 03/31/24 144A @	635	493,712
6.500%, 01/15/25 144A @	110	100,100
Murphy Oil Corp. 6.875%, 08/15/24	150	156,750
Noble Holding International Ltd. 7.750%, 01/15/24	320	253,200
PDC Energy, Inc. 6.125%, 09/15/24 144A @	95	96,425
Permian Resources LLC/AEPB Finance Corp. 7.125%, 11/01/20 144A @	295	243,375

	Par (000)	Value†

Oil & Gas — (continued)
Petrobras Global Finance BV
6.125%, 01/17/22	$230	$237,245
8.750%, 05/23/26	485	557,750
6.875%, 01/20/40	200	189,500
6.750%, 01/27/41	300	281,340
QEP Resources, Inc.
6.875%, 03/01/21	425	440,937
5.375%, 10/01/22	180	173,250
Range Resources Corp. 4.875%, 05/15/25	200	190,000
Rowan Cos, Inc. 7.375%, 06/15/25	340	317,050
Seven Generations Energy Ltd.
6.750%, 05/01/23 144A @	500	520,000
6.875%, 06/30/23 144A @	150	156,375
SM Energy Co. 6.500%, 01/01/23	450	428,625
Tapstone Energy LLC/Tapstone Energy Finance Corp. 9.750%, 06/01/22 144A @	255	218,025
Transocean, Inc.
9.000%, 07/15/23 144A @	270	280,125
6.800%, 03/15/38	630	459,900
Whiting Petroleum Corp. 6.250%, 04/01/23	100	91,750
WPX Energy, Inc. 8.250%, 08/01/23	225	244,125
YPF S.A. 8.750%, 04/04/24 144A @	310	353,369

		13,412,390

Oil & Gas Services — 0.6%
Archrock Partners LP
6.000%, 04/01/21	160	156,000
6.000%, 10/01/22	300	291,000
Exterran Energy Solutions LP 8.125%, 05/01/25 144A @	230	234,600
KCA Deutag UK Finance PLC 9.875%, 04/01/22 144A @	215	208,550
SESI LLC 7.125%, 12/15/21	175	166,687

		1,056,837

Packaging and Containers — 2.2%
ARD Finance SA 7.125%, 09/15/23	825	880,605
Ardagh Packaging Finance PLC 7.250%, 05/15/24 144A @	725	792,969
BWAY Holding Co.
5.500%, 04/15/24 144A @	315	321,694
7.250%, 04/15/25 144A @	330	334,950
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	100	115,750
Horizon Parent Holdings SARL 8.250%, 02/15/22 144A @	295	352,097

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Pactiv LLC 7.950%, 12/15/25	$175	$196,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.750%, 10/15/20	225	230,251
7.000%, 07/15/24 144A @	275	294,997
SIG Combibloc Holdings S.C.A. 7.750%, 02/15/23 144A @	225	273,421

		3,792,734

Pharmaceuticals — 0.8%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	310	310,000
Endo Finance LLC 6.000%, 02/01/25 144A @	325	264,875
Texas Competitive Electric Holdings 11.500%, 06/23/18	65	64,391
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20 144A @	370	358,438
6.500%, 03/15/22 144A @	410	429,987

		1,427,691

Pipelines — 3.7%
Antero Midstream Partners LP 5.375%, 09/15/24 144A @	235	240,287
Boardwalk Pipelines LP 5.950%, 06/01/26	130	144,757
Cheniere Corpus Christi Holdings LLC
7.000%, 06/30/24	500	556,250
5.875%, 03/31/25	225	239,906
5.125%, 06/30/27 144A @	285	292,125
Crestwood Midstream Partners LP 6.250%, 04/01/23	500	507,500
DCP Midstream Operating, LP
9.750%, 03/15/19 144A @	125	139,688
8.125%, 08/16/30	75	88,313
6.450%, 11/03/36 144A @	150	158,250
5.850%, 05/21/43 144A @,•	550	508,750
Energy Transfer Equity LP
5.875%, 01/15/24	202	214,120
5.500%, 06/01/27	280	289,800
NuStar Logistics LP
4.800%, 09/01/20	50	52,000
5.625%, 04/28/27	305	320,250
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	100	104,250
SemGroup Corp. 6.375%, 03/15/25 144A @	335	324,112
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	595	602,437
Targa Resources Partners LP
6.750%, 03/15/24	400	430,000
5.125%, 02/01/25 144A @	625	643,750
Targa Resources Partners LP/Tagra Resources Partners Finance Corp.
5.250%, 05/01/23	50	51,250
4.250%, 11/15/23	50	48,813

	Par (000)	Value†

Pipelines — (continued)
Tesoro Logistics LP
6.125%, 10/15/21	$100	$104,000
5.250%, 01/15/25	225	236,250

		6,296,858

Real Estate — 1.4%
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	300	323,250
Iron Mountain Canada Operations 5.375%, 09/15/23 144A @	275	220,543
MGM Growth Properties Operating Partnership LP 5.625%, 05/01/24	175	190,750
MPT Operating Partnership LP 6.375%, 03/01/24	250	271,907
New Look Secured Issuer PLC 6.500%, 07/01/22	100	95,757
The Howard Hughes Corp. 5.375%, 03/15/25 144A @	710	725,975
VEREIT Operating Partnership LP
4.125%, 06/01/21	150	156,459
4.875%, 06/01/26	330	348,866

		2,333,507

Retail — 2.2%
Cumberland Farms, Inc. 6.750%, 05/01/25 144A @	155	163,138
Ferrellgas Partners LP
8.625%, 06/15/20 144A @^	155	146,475
6.500%, 05/01/21	310	292,950
6.750%, 01/15/22	65	61,100
6.750%, 06/15/23	100	93,250
Group 1 Automotive, Inc.
5.000%, 06/01/22	175	177,625
5.250%, 12/15/23 144A @	175	176,750
Jo-Ann Stores Holdings, Inc. PIK (Cash coupon 9.750%, PIK 10.500%) 9.750%, 10/15/19 144A @	425	418,625
Jo-Ann Stores LLC 8.125%, 03/15/19 144A @,^	48	48,000
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC
5.000%, 06/01/24 144A @	125	130,313
5.250%, 06/01/26 144A @	250	263,125
Kirk Beauty One GmbH 8.750%, 07/15/23 144A @	225	280,205
New Albertson’s, Inc.
7.450%, 08/01/29	175	169,750
8.000%, 05/01/31	125	123,750
New Look Secured Issuer PLC 6.500%, 07/01/22 144A @	375	359,087
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	175	178,500
Sonic Automotive, Inc. 5.000%, 05/15/23	200	190,250

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Suburban Propane Partners LP 5.500%, 06/01/24	$105	$104,475
Yum! Brands, Inc.
6.875%, 11/15/37	115	124,200
5.350%, 11/01/43	240	216,600

		3,718,168

Semiconductors — 1.0%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	610	645,837
Micron Technology, Inc. 5.250%, 08/01/23 144A @	250	259,625
Microsemi Corp. 9.125%, 04/15/23 144A @	375	429,375
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	425	463,250

		1,798,087

Software — 1.6%
Change Healthcare Holdings LLC 5.750%, 03/01/25 144A @	200	204,000
MSCI, Inc.
5.250%, 11/15/24 144A @	250	265,000
4.750%, 08/01/26 144A @	150	154,170
Rackspace Hosting, Inc. 8.625%, 11/15/24 144A @	150	159,750
RP Crown Parent LLC 7.375%, 10/15/24 144A @	150	156,000
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	200	213,042
Veritas US, Inc.
7.500%, 02/01/23 144A @	600	645,000
10.500%, 02/01/24 144A @	800	874,000

		2,670,962

Telecommunications — 9.6%
Altice Financing S.A.
6.625%, 02/15/23 144A @	350	371,329
7.500%, 05/15/26 144A @	925	1,026,750
Altice Finco S.A. 8.125%, 01/15/24 144A @	600	652,500
Altice Luxembourg S.A. 7.625%, 02/15/25 144A @	2,050	2,247,312
CenturyLink, Inc. 7.500%, 04/01/24	650	711,750
Digicel Group Ltd. 8.250%, 09/30/20 144A @	725	677,802
Equinix, Inc.
5.375%, 01/01/22	275	290,125
5.750%, 01/01/25	150	161,438
5.375%, 05/15/27	250	266,563
First Data Corp.
5.375%, 08/15/23 144A @	425	444,125
7.000%, 12/01/23 144A @	640	683,200
Hughes Satellite Systems Corp.
7.625%, 06/15/21	325	369,281
6.625%, 08/01/26	420	451,500

	Par (000)	Value†

Telecommunications — (continued)
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	$640	$604,800
9.500%, 09/30/22 144A @	250	298,750
8.000%, 02/15/24 144A @	625	673,437
9.750%, 07/15/25 144A @	220	219,725
Level 3 Communications, Inc. 5.750%, 12/01/22	175	181,563
Level 3 Financing, Inc.
5.625%, 02/01/23	150	156,000
5.375%, 05/01/25	175	184,188
5.250%, 03/15/26	125	129,701
Sable International Finance Ltd. 6.875%, 08/01/22 144A @	450	486,000
Sprint Capital Corp. 8.750%, 03/15/32	430	541,800
Sprint Communications, Inc.
7.000%, 08/15/20	525	577,500
11.500%, 11/15/21	425	544,000
Sprint Corp. 7.250%, 09/15/21	525	583,406
T-Mobile US, Inc.
4.000%, 04/15/22	455	473,519
6.500%, 01/15/24	100	107,500
6.375%, 03/01/25	175	189,219
TBG Global Pte Ltd. 5.250%, 02/10/22	200	207,309
Telesat Canada/Telesat LLC 8.875%, 11/15/24 144A @	90	101,025
Virgin Media Secured Finance PLC
5.250%, 01/15/26 144A @	200	208,162
5.500%, 08/15/26 144A @	600	628,500
6.250%, 03/28/29	175	246,647
Wind Acquisition Finance S.A. 7.375%, 04/23/21 144A @	750	780,000

		16,476,426

Transportation — 0.5%
Park Aerospace Holdings Ltd.
5.250%, 08/15/22 144A @	280	292,690
5.500%, 02/15/24 144A @	145	151,452
The Kenan Advantage Group, Inc. 7.875%, 07/31/23 144A @	175	183,750
Watco Cos. LLC 6.375%, 04/01/23 144A @	250	260,625

		888,517

TOTAL CORPORATE BONDS (Cost $132,210,123)		136,901,396

LOAN AGREEMENTS — 12.4%‡
Banks — 0.2%
Hoya Midco LLC 5.290%, 06/27/24	260	260,325

Chemicals — 0.4%
Solenis International LP 7.952%, 07/31/22•	675	674,663

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Commercial Services — 0.4%
Hercules Bankruptcy Claim 10.500%, 05/06/20^,~	$224	$167,698
Laureate Education, Inc. 5.726%, 04/26/24	259	260,403
Nord Anglia Education Finance LLC 4.702%, 03/31/21•	345	346,180

		774,281

Diversified Financial Services — 0.5%
Fortress Investment Group 3.990%, 06/12/22	210	211,138
NFP Corp.
4.796%, 01/08/24•	274	274,052
4.796%, 01/08/24	55	55,086
Terra-Gen Finance Co., LLC 5.480%, 12/09/21•	276	253,614

		793,890

Electric — 0.8%
Energy Future Intermediate Holdings Co. LLC 4.290%, 06/28/18	1,025	1,027,563
Vistra Operations Co. LLC 4.460%, 12/14/23•	100	99,425
Vistra Operations Co. LLC, Class B 3.976%, 08/04/23•	223	220,721
Vistra Operations Co. LLC, Class C 3.795%, 08/04/23•	51	50,593

		1,398,302

Energy-Alternate Sources — 0.3%
Alliant Holdings I LLC 4.417%, 08/12/22	270	269,637
Fieldwood Energy LLC 8.421%, 09/30/20	90	70,875
Foresight Energy LLC 6.795%, 03/28/22	195	185,373

		525,885

Entertainment — 0.5%
Delta 2 (Lux) S.a.r.l.•
4.504%, 07/30/21	650	650,137
8.004%, 07/29/22	83	82,942
William Morris Endeavor Entertainment LLC 8.476%, 05/06/22	200	202,250

		935,329

Healthcare — 0.1%
Macdermid, Inc. 4.726%, 06/07/20	217	217,801

Healthcare Services — 0.5%
Envision Healthcare Corp. 4.300%, 12/01/23•	473	474,578
Inventiv Health, Inc. 4.952%, 11/09/23•	323	323,779

		798,357

	Par (000)	Value†

Insurance — 1.9%
Acrisure LLC 6.296%, 11/22/23	$160	$160,930
Asurion LLC
8.726%, 03/03/21•	1,350	1,355,063
4.476%, 08/04/22•	620	622,797
4.045%, 11/03/23	250	251,554
Lonestar Intermediate Super PIK 10.226%, 08/31/21•	425	436,955
Sedgwick Claims Management Services, Inc. 6.976%, 02/28/22•	375	376,875

		3,204,174

Internet — 1.3%
Ancestry.com Operations, Inc. 4.340%, 10/19/23	446	446,984
Match Group, Inc. 4.367%, 11/16/22•	69	69,235
Rackspace Hosting, Inc. 4.172%, 11/03/23•	349	348,797
Tierpoint, LLC 4.976%, 05/06/24	145	144,939
Uber Technologies, Inc. 5.216%, 07/13/23•	1,241	1,240,240

		2,250,195

Machinery — Diversified — 0.4%
Filtration Group, Inc. 4.476%, 11/23/20•	493	493,507
Gardner Denver, Inc. Corp. 4.546%, 07/30/20•	211	211,373

		704,880

Media — 0.5%
EIG Investors Corp. 5.242%, 02/09/23	366	366,980
iHeartCommunications, Inc. 7.976%, 01/30/19•	525	427,439

		794,419

Metal Fabricate/Hardware — 0.2%
Zekelman Industries, Inc. 4.789%, 06/14/21•	322	323,411

Miscellaneous Manufacturing — 0.1%
Bway Corp. 4.326%, 04/03/24	170	169,908

Oil & Gas — 0.4%
Eagleclaw Midstream Ventures LLC* 5.250%, 06/24/24	430	424,625
Fairmount Santrol, Inc. 4.500%, 09/05/19•	357	336,393

		761,018

Oil & Gas Services — 0.0%
CGG Holding (U.S.), Inc. 6.796%, 05/15/19•	0	0

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Packaging and Containers — 0.1%
Flex Acquisition Co., Inc. 4.398%, 12/29/23•	$100	$100,229
Tricorbraun, Inc. 5.046%, 11/30/23•	113	113,916

		214,145

Real Estate Investment Trusts — 0.2%
Brickman Group Ltd. 4.217%, 12/18/20•	317	316,941

Retail — 1.1%
Academy Ltd. 5.197%, 07/01/22	809	625,142
Jo-Ann Stores, Inc.
6.391%, 10/20/23•	507	504,476
9.179%, 10/20/23	95	94,485
Serta Simmons•
4.586%, 11/08/23	253	252,592
9.179%, 11/08/24	350	348,397

		1,825,092

Software — 1.9%
Change Healthcare Holdings 3.976%, 03/01/24	234	234,314
Kraind Corp. 4.897%, 11/30/23	11	11,449
Kronos, Inc.
4.680%, 11/01/23•	423	425,415
9.420%, 11/01/24	130	134,820
Micro Focus 3.910%, 04/18/24	515	515,644
Msyln Corp. 8.450%, 06/13/25	345	350,913
SolarWinds Holdings, Inc. 4.726%, 02/03/23•	371	371,816
Veritas US, Inc.
5.770%, 01/27/23	250	250,260
6.772%, 01/27/23•	966	966,899

		3,261,530

Telecommunications — 0.2%
Cyxtera Technologies, Inc. 4.170%, 05/01/24	110	110,137
Digicel International Finance 4.940%, 05/27/24	270	271,604

		381,741

Transportation — 0.4%
Navistar, Inc. 5.090%, 08/07/20	288	291,375
Truck Hero, Inc.
5.180%, 04/22/24	345	342,199
9.430%, 05/10/25	90	89,662

		723,236

TOTAL LOAN AGREEMENTS‡ (Cost $21,181,075)		21,309,523

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,138,039	$2,138,039
T. Rowe Price Investment, Ltd.	6,371,818	6,371,818

TOTAL SHORT-TERM INVESTMENTS (Cost $8,509,857)		8,509,857

TOTAL INVESTMENTS — 99.3% (Cost $165,043,695)		$170,322,101

Other Assets & Liabilities — 0.7%		1,185,006

TOTAL NET ASSETS — 100.0%		$171,507,107

†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2017. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2017 is $1,804,201.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $412,450.

CONV — Convertible Security.

CVR — Contingent Valued Rights.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

High Yield Bond Fund

Country Weightings as of 06/30/2017††
United States	75%
Luxembourg	7
Canada	4
United Kingdom	3
Cote D’Ivoire (Ivory Coast)	2
Netherlands	2
Germany	1
Other	6

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$98,242	$—	$98,242	$—
COMMON STOCKS
Electric	312,956	312,956	—	—
Entertainment	4,965	—	—	4,965
Media	500,631	500,631	—	—
Oil & Gas	504,651	264,864	239,787	—
Real Estate	205,757	205,757	—	—
Telecommunications	569,828	569,828	—	—
REAL ESTATE INVESTMENT TRUSTS	129	129	—	—
PREFERRED STOCKS	1,404,166	1,404,166	—	—
CORPORATE BONDS	136,901,396	—	136,901,396	—
LOAN AGREEMENTS	21,309,523	—	21,309,523	—
SHORT-TERM INVESTMENTS	8,509,857	8,509,857	—	—

TOTAL INVESTMENTS	$170,322,101	$11,768,188	$158,548,948	$4,965

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2016	$26,352
Change in Appreciation/(Depreciation)	(21,387)

Balance as of 6/30/2017	$4,965

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of Level 2 or Level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.3%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 05/10/21	$534	$591,080
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 10/11/25	1,775	1,874,745
DB Master Finance LLC 2015-1A A21 3.262%, 02/20/45 144A @	1,432	1,440,615
Taco Bell Funding LLC 2016-1A A21 3.832%, 05/25/46 144A @	3,578	3,657,787
Wendys Funding LLC 2015-1A A21 3.371%, 06/15/45 144A @	2,279	2,298,957

TOTAL ASSET BACKED SECURITIES (Cost $9,605,219)		9,863,184

	Number of Shares	Value†
COMMON STOCKS — 60.9%
Aerospace & Defense — 0.4%
The Boeing Co.	80,800	15,978,200

Agriculture — 3.7%
Altria Group, Inc.	361,637	26,931,107
British American Tobacco PLC	430,563	29,351,725
Philip Morris International, Inc.	709,200	83,295,540

		139,578,372

Auto Parts & Equipment — 1.1%
Adient PLC	321,037	20,989,399
Magna International, Inc., Class A*	418,344	19,381,878

		40,371,277

Banks — 4.4%
State Street Corp.	313,866	28,163,196
The Bank of New York Mellon Corp.	1,587,191	80,978,485
The PNC Financial Services Group, Inc.	197,811	24,700,660
Wells Fargo & Co.	559,100	30,979,731

		164,822,072

Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	547,023	49,839,266
PepsiCo, Inc.	208,329	24,059,916

		73,899,182

Biotechnology — 0.4%
Biogen, Inc.*	58,444	15,859,364
Bioverativ, Inc.*	6,455	388,397

		16,247,761

Building Materials — 1.2%
Johnson Controls International PLC	1,049,976	45,526,959

Commercial Services — 2.9%
Aramark	1,071,840	43,924,003
Equifax, Inc.	89,472	12,295,242
Mastercard, Inc., Class A	272,871	33,140,183
RELX PLC	873,142	18,878,009

		108,237,437

	Number of Shares	Value†

Computers — 0.6%
Apple, Inc.	145,800	$20,998,116

Diversified Financial Services — 2.3%
Visa, Inc., Class A	938,900	88,050,042

Electric — 1.9%
DTE Energy Co.	87,900	9,298,941
PG&E Corp.	950,984	63,116,808

		72,415,749

Electronics — 3.4%
Fortive Corp.*	283,035	17,930,267
PerkinElmer, Inc.	1,047,554	71,380,330
Thermo Fisher Scientific, Inc.	215,730	37,638,413

		126,949,010

Food — 1.2%
Mondelez International, Inc., Class A	654,339	28,260,901
The Kraft Heinz Co.	102,919	8,813,983
Tyson Foods, Inc., Class A	123,760	7,751,089

		44,825,973

Healthcare Products — 2.0%
Becton Dickinson & Co.	379,414	74,027,466

Healthcare Services — 4.7%
Aetna, Inc.	222,453	33,775,039
Anthem, Inc.	137,900	25,943,127
Cigna Corp.	182,160	30,491,763
Humana, Inc.	172,750	41,567,105
UnitedHealth Group, Inc.	249,900	46,336,458

		178,113,492

Insurance — 3.1%
Marsh & McLennan Cos., Inc.	1,275,300	99,422,388
Willis Towers Watson PLC	112,879	16,419,379

		115,841,767

Internet — 4.2%
Alphabet, Inc., Class A*	8,700	8,088,216
Alphabet, Inc., Class C*	83,659	76,023,443
Amazon.com, Inc.*	74,239	71,863,352

		155,975,011

Machinery — Diversified — 0.7%
Roper Technologies, Inc.	120,374	27,870,192

Media — 0.5%
Liberty Global PLC, Class C*	559,232	17,436,854

Miscellaneous Manufacturing — 1.9%
Danaher Corp.	658,527	55,573,093
Pentair PLC	258,964	17,231,465

		72,804,558

Oil & Gas — 1.5%
Canadian Natural Resources Ltd.	1,087,700	31,369,268
TOTAL S.A.	476,326	23,548,633

		54,917,901

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Packaging and Containers — 0.5%
Ball Corp.	476,009	$20,092,340

Pharmaceuticals — 4.3%
Abbott Laboratories	1,559,791	75,821,441
GlaxoSmithKline PLC	613,469	13,067,917
Perrigo Co. PLC	275,600	20,813,312
Zoetis, Inc.	848,567	52,933,609

		162,636,279

Retail — 5.3%
AutoZone, Inc.*	42,669	24,340,958
CVS Health Corp.	168,700	13,573,602
Lowe’s Cos., Inc.	390,898	30,306,322
O’Reilly Automotive, Inc.*	240,530	52,613,532
The Home Depot, Inc.	124,821	19,147,541
Walgreens Boots Alliance, Inc.	215,113	16,845,499
Yum! Brands, Inc.	568,093	41,902,540

		198,729,994

Software — 5.7%
Fidelity National Information Services, Inc.	389,726	33,282,600
Fiserv, Inc.*	707,091	86,505,513
Intuit, Inc.	119,096	15,817,140
Microsoft Corp.	1,164,800	80,289,664

		215,894,917

Telecommunications — 1.0%
SBA Communications Corp.*	284,467	38,374,598

TOTAL COMMON STOCKS (Cost $1,861,805,974)		2,290,615,519

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Diversified — 0.7%
American Tower Corp. (Cost $25,222,784)	215,500	28,514,960

	Number of Shares	Value†
PREFERRED STOCKS — 3.1%
Banks — 0.4%
State Street Corp.	83,012	2,222,231
State Street Corp.•	48,062	1,318,341
U.S. Bancorp, Series F•	71,000	2,107,990
Wells Fargo & Co.	6,301	8,261,304

		13,909,866

Diversified — 0.5%
American Tower Corp.	172,318	20,890,111

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	12,000	327,240
The Charles Schwab Corp.	150,000	4,074,000

		4,401,240

	Number of Shares	Value†

Electric — 1.2%
DTE Energy Co.	267,708	$14,683,784
NextEra Energy, Inc.	140,686	7,598,451
SCE Trust I	83,775	2,104,428
SCE Trust II	14,730	373,406
SCE Trust III•	161,355	4,530,848
SCE Trust IV•	340,000	9,605,000
SCE Trust V•	100,000	2,890,000
SCE Trust VI	75,000	1,864,500

		43,650,417

Healthcare Products — 0.9%
Becton Dickinson and Co.*	658,993	36,099,636

TOTAL PREFERRED STOCKS (Cost $106,929,775)		118,951,270

	Par (000)	Value†
CORPORATE BONDS — 20.2%
Advertising — 0.0%
Lamar Media Corp. 5.875%, 02/01/22	$1,450	1,497,125

Aerospace & Defense — 0.1%
Harris Corp. 1.999%, 04/27/18	1,080	1,081,475
Moog, Inc. 5.250%, 12/01/22 144A @	650	676,000

		1,757,475

Agriculture — 0.3%
Philip Morris International, Inc. 1.592%, 02/21/20•	2,285	2,295,774
2.000%, 02/21/20	3,420	3,427,298
2.625%, 02/18/22	4,270	4,299,045

		10,022,117

Airlines — 0.1%
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/21	276	292,382
Delta Air Lines 2009-1, Class A, Pass Through Trust 7.750%, 06/17/21	304	334,481
Delta Air Lines 2011-1, Class A , Pass Through Trust 5.300%, 10/15/20	345	362,792
U.S. Airways 2010-1 Class A, Pass Through Trust 6.250%, 10/22/24	1,513	1,683,474
U.S. Airways 2012-2 Class A, Pass Through Trust 4.625%, 12/03/26	218	233,305
U.S. Airways 2012-2 Class B, Pass Through Trust 6.750%, 12/03/22 144A @,^	435	476,632

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
U.S. Airways 2013-1 Class A, Pass Through Trust 3.950%, 05/15/27	$4	$4,189
U.S. Airways 2013-1 Class B, Pass Through Trust 5.375%, 05/15/23	4	4,434

		3,391,689

Banks — 0.9%
The PNC Financial Services Group, Inc. 5.000%, 12/29/49•	7,085	7,297,550
JPMorgan Chase & Co. 5.300%, 12/29/49•	10,255	10,678,019
Regions Bank 7.500%, 05/15/18	75	78,515
State Street Corp. 5.250%, 12/29/49•	4,360	4,599,800
The Bank of New York Mellon Corp.• 4.625%, 12/29/49	3,175	3,202,305
4.950%, 12/29/49	5,800	6,049,400
U.S. Bancorp 5.300%, 04/15/49•	3,010	3,205,650

		35,111,239

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	2,995	3,001,700
2.430%, 02/01/21•	3,820	3,956,248
2.650%, 02/01/21	1,690	1,712,659
3.300%, 02/01/23	2,175	2,239,665
PepsiCo, Inc. 1.250%, 04/30/18	1,635	1,632,332

		12,542,604

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	758,858

Chemicals — 0.2%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,703,265
Ecolab, Inc. 2.000%, 01/14/19	2,330	2,340,149

		6,043,414

Commercial Services — 0.7%
Aramark Services, Inc. 5.000%, 04/01/25 144A @	10,960	11,576,500
IHS Markit Ltd. 5.000%, 11/01/22 144A @	4,300	4,641,291
Iron Mountain, Inc. 6.000%, 08/15/23	1,100	1,168,750
5.750%, 08/15/24	6,335	6,461,700
Service Corp. International 5.375%, 05/15/24	3,600	3,802,140

		27,650,381

	Par (000)	Value†

Diversified Financial Services — 1.2%
Caterpillar Financial Services Corp.
1.250%, 11/06/17	$1,645	$1,643,847
2.250%, 12/01/19	1,155	1,166,921
Ford Motor Credit Co. LLC 6.625%, 08/15/17	1,675	1,684,177
1.739%, 09/08/17•	4,325	4,326,293
1.724%, 12/06/17	2,150	2,150,151
1.793%, 12/06/17•	6,325	6,330,186
2.145%, 01/09/18	3,360	3,371,411
5.000%, 05/15/18	1,800	1,846,042
2.375%, 03/12/19	4,275	4,294,366
2.597%, 11/04/19	5,350	5,385,561
Visa, Inc. 1.200%, 12/14/17	11,030	11,024,452

		43,223,407

Electric — 0.9%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,572,182
CMS Energy Corp. 8.750%, 06/15/19	415	466,156
Dominion Energy, Inc. , STEP 2.962%, 07/01/19	350	355,234
DTE Energy Co. 3.800%, 03/15/27	8,575	8,765,871
Edison International 2.125%, 04/15/20	4,300	4,304,747
Fortive Corp. 1.800%, 06/15/19	345	342,527
NSTAR Electric Co.* 3.200%, 05/15/27	1,715	1,726,182
Pacific Gas & Electric Co. 3.300%, 03/15/27	4,300	4,395,920
The Southern Co. 1.550%, 07/01/18	3,795	3,785,012
1.850%, 07/01/19	1,770	1,763,139
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,533,513
3.500%, 03/15/27	3,010	3,095,020

		33,105,503

Electronics — 0.1%
Amphenol Corp. 1.550%, 09/15/17	920	919,786
2.200%, 04/01/20	2,585	2,591,806
3.200%, 04/01/24	1,290	1,303,144

		4,814,736

Engineering & Construction — 0.7%
SBA Communications Corp. 4.875%, 07/15/22	10,540	10,856,200
4.875%, 09/01/24 144A @	14,325	14,575,687

		25,431,887

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.* 5.375%, 06/01/24	$3,080	$3,218,600
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/27 144A @	1,335	1,408,425

		4,627,025

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	2,525	2,578,656
The Kroger Co. 2.000%, 01/15/19	1,330	1,328,781
TreeHouse Foods, Inc. 6.000%, 02/15/24 144A @	600	639,000

		4,546,437

Gas — 0.4%
NiSource Finance Corp. 3.490%, 05/15/27	6,525	6,569,898
4.375%, 05/15/47	4,495	4,634,736
Southern California Gas Co. 3.200%, 06/15/25	3,625	3,703,224

		14,907,858

Healthcare Products — 0.9%
Becton Dickinson and Co. 2.675%, 12/15/19	1,895	1,918,203
2.253%, 06/06/22•	3,685	3,693,398
3.363%, 06/06/24	3,805	3,813,698
Hologic, Inc. 5.250%, 07/15/22 144A @	10,776	11,314,800
Medtronic Global Holdings SCA 1.700%, 03/28/19	4,300	4,302,726
3.350%, 04/01/27	2,465	2,512,989
Medtronic, Inc. 1.500%, 03/15/18	4,025	4,025,861
2.500%, 03/15/20	2,845	2,886,227
Teleflex, Inc. 4.875%, 06/01/26	900	920,250

		35,388,152

Healthcare Services — 2.2%
Centene Corp. 5.625%, 02/15/21	11,610	12,103,425
4.750%, 05/15/22	4,565	4,764,719
6.125%, 02/15/24	7,515	8,125,068
4.750%, 01/15/25	4,275	4,392,562
Fresenius Medical Care U.S. Finance II, Inc.144A @ 5.625%, 07/31/19	8,075	8,539,312
5.875%, 01/31/22	5,400	5,980,500
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,230,469

	Par (000)	Value†

Healthcare Services — (continued)
HCA, Inc. 8.000%, 10/01/18	$8,669	$9,319,175
3.750%, 03/15/19	1,725	1,759,500
4.250%, 10/15/19	3,781	3,922,787
6.500%, 02/15/20	18,920	20,646,450
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,544,546
Universal Health Services, Inc. 3.750%, 08/01/19 144A @	520	530,400

		82,858,913

Household Products & Wares — 0.2%
Reckitt Benckiser Treasury Services PLC* 1.856%, 06/24/22 144A @,•	4,140	4,144,053
Spectrum Brands, Inc. 6.625%, 11/15/22	2,711	2,839,773
6.125%, 12/15/24	1,500	1,606,875

		8,590,701

Insurance — 0.5%
HUB International Ltd. 7.875%, 10/01/21 144A @	11,201	11,677,043
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,211,174
2.750%, 01/30/22	1,705	1,721,656
3.300%, 03/14/23	525	539,552
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,506,121

		17,655,546

Internet — 0.4%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,233,247
Netflix, Inc. 5.875%, 02/15/25	870	963,525
4.375%, 11/15/26 144A @	9,320	9,296,700

		14,493,472

Lodging — 0.0%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24 144A @	1,350	1,368,563

Machinery — Diversified — 0.3%
CNH Industrial Capital LLC 3.625%, 04/15/18	5,700	5,750,160
3.875%, 07/16/18	1,725	1,753,462
Welbilt, Inc. 9.500%, 02/15/24	425	493,000
Xylem, Inc. 4.875%, 10/01/21	415	448,934
3.250%, 11/01/26	640	637,307

		9,082,863

Media — 2.2%
Altice US Finance I Corp. 5.375%, 07/15/23 144A @	1,169	1,216,491

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 03/15/21	$1,900	$1,952,250
5.250%, 09/30/22	7,165	7,375,651
5.125%, 02/15/23	5,100	5,262,562
5.125%, 05/01/23 144A @	1,200	1,260,000
5.750%, 09/01/23	3,600	3,753,000
5.750%, 01/15/24	4,225	4,452,094
5.875%, 04/01/24 144A @	2,575	2,748,813
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 09/15/20 144A @	5,162	5,265,240
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 07/23/20	2,225	2,299,259
Cox Communications, Inc. 6.250%, 06/01/18 144A @	90	93,318
DISH DBS Corp. 4.625%, 07/15/17	5,200	5,193,500
4.250%, 04/01/18	850	860,897
Sirius XM Radio, Inc.144A @ 4.250%, 05/15/20	300	303,443
5.750%, 08/01/21	2,800	2,891,000
6.000%, 07/15/24	6,280	6,672,500
Time Warner Cable LLC 6.750%, 07/01/18	3,975	4,158,677
Unitymedia GmbH 6.125%, 01/15/25 144A @	6,225	6,676,312
Unitymedia Hessen GmbH & Co. KG 5.500%, 01/15/23 144A @	12,663	13,137,862
Ziggo Secured Finance BV 5.500%, 01/15/27 144A @	7,925	8,093,406

		83,666,275

Oil & Gas — 1.3%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	999,918
Chevron Corp. 1.365%, 03/02/18	4,400	4,398,874
Concho Resources, Inc. 5.500%, 10/01/22	4,150	4,258,937
5.500%, 04/01/23	11,900	12,227,250
Diamondback Energy, Inc. 4.750%, 11/01/24 144A @	1,200	1,194,000
EQT Corp. 6.500%, 04/01/18	1,620	1,672,916
8.125%, 06/01/19	1,754	1,935,507
Matador Resources Co. 6.875%, 04/15/23	3,300	3,423,750
Range Resources Corp. 5.000%, 08/15/22 144A @	2,475	2,431,688
5.000%, 03/15/23 144A @	6,175	6,036,062
4.875%, 05/15/25	4,100	3,895,000
Shell International Finance BV 1.632%, 05/11/20•	6,720	6,780,897

		49,254,799

	Par (000)	Value†

Packaging and Containers — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750%, 10/15/20	$10,400	$10,642,736
6.875%, 02/15/21	681	699,257
4.658%, 07/15/21 144A @,•	4,875	4,954,219
5.125%, 07/15/23 144A @	370	384,337

		16,680,549

Pharmaceuticals — 0.3%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,197,747
Johnson & Johnson 1.125%, 11/21/17	1,360	1,359,056
Pfizer, Inc. 1.200%, 06/01/18	8,525	8,509,059

		12,065,862

Pipelines — 0.2%
Enbridge Energy Partners LP 6.500%, 04/15/18	120	124,257
ONEOK Partners LP 2.000%, 10/01/17	830	830,328
Targa Resources Partners LP/Tagra Resources Partners Finance Corp. 4.125%, 11/15/19	1,760	1,779,800
5.250%, 05/01/23	2,775	2,844,375
4.250%, 11/15/23	3,325	3,246,031

		8,824,791

Real Estate — 0.5%
American Tower Corp. 3.300%, 02/15/21	3,575	3,668,393
CBRE Services, Inc. 5.000%, 03/15/23	2,100	2,187,910
Iron Mountain, Inc.144A @ 6.000%, 10/01/20	8,750	9,056,250
4.375%, 06/01/21	2,940	3,050,250

		17,962,803

Retail — 1.3%
AutoZone, Inc. 1.625%, 04/21/19	365	362,749
2.500%, 04/15/21	1,915	1,910,000
Dollar Tree, Inc. 5.750%, 03/01/23	6,550	6,912,215
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC 144A @ 5.000%, 06/01/24	1,300	1,355,250
5.250%, 06/01/26	1,275	1,341,938
4.750%, 06/01/27	8,840	9,027,850
L Brands, Inc. 8.500%, 06/15/19	6,784	7,538,720
McDonald’s Corp. 2.100%, 12/07/18	505	507,841

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Yum! Brands, Inc. 6.250%, 03/15/18	$2,045	$2,106,350
5.300%, 09/15/19	1,805	1,904,275
3.875%, 11/01/20	2,775	2,861,719
3.750%, 11/01/21	8,965	9,189,125
3.875%, 11/01/23	3,645	3,599,437
6.875%, 11/15/37	340	367,200
5.350%, 11/01/43	560	505,400

		49,490,069

Semiconductors — 0.6%
NXP BV/NXP Funding LLC144A @ 3.750%, 06/01/18	22,510	22,847,650
4.125%, 06/15/20	450	472,644

		23,320,294

Software — 1.2%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,235,972
Microsoft Corp. 3.300%, 02/06/27	31,805	32,761,408
MSCI, Inc.144A @ 5.250%, 11/15/24	2,944	3,120,640
5.750%, 08/15/25	2,814	3,047,900

		44,165,920

Telecommunications — 1.4%
Crown Castle International Corp. 4.875%, 04/15/22	7,850	8,575,544
5.250%, 01/15/23	13,865	15,401,783
Level 3 Financing, Inc. 5.375%, 08/15/22	3,500	3,605,000
5.625%, 02/01/23	2,975	3,094,000
UPC Holding BV 6.375%, 09/15/22 144A @	4,975	5,935,861
Verizon Communications, Inc. 2.250%, 03/16/22•	4,300	4,350,486
3.125%, 03/16/22	4,300	4,363,464
Virgin Media Finance PLC 6.000%, 10/15/24 144A @	3,125	3,312,500
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	3,450	3,590,795

		52,229,433

Transportation — 0.1%
Burlington Northern Santa Fe LLC 3.250%, 06/15/27	2,995	3,059,632

TOTAL CORPORATE BONDS (Cost $745,292,468)		759,590,392

LOAN AGREEMENTS — 1.4%‡
Entertainment — 0.0%
Kasima LLC 3.792%, 05/17/21	296	297,064

	Par (000)	Value†

Food — 0.1%
Chobani LLC 5.476%, 10/09/23	$5,307	$5,337,052

Healthcare Services — 0.1%
DaVita, Inc. 3.976%, 06/24/21	2,441	2,443,756

Insurance — 0.6%
Hub International Ltd. 4.287%, 10/02/20	20,976	21,017,471

Machinery — Diversified — 0.1%
Welbilt, Inc. 4.226%, 03/03/23	4,953	4,996,028

Media — 0.1%
Charter Communications Operating 3.230%, 07/01/20	3,027	3,035,108
3.230%, 01/03/21	1,424	1,427,325

		4,462,433

Oil & Gas — 0.1%
Eagleclaw Midstream Ventures LLC* 5.250%, 06/24/24	4,275	4,221,563

Pharmaceuticals — 0.0%
Prestige Brands Holdings, Inc. 3.976%, 01/26/24	415	416,874

Retail — 0.0%
Dollar Tree, Inc. 4.250%, 07/06/22	250	252,970

Software — 0.3%
Change Healthcare Holdings 3.976%, 03/01/24	9,077	9,073,438
Fiserv, Inc. 2.243%, 10/25/18 144A @,^	690	686,550

		9,759,988

TOTAL LOAN AGREEMENTS (Cost $52,560,955)		53,205,199

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	13,218,465	13,218,465
T. Rowe Price Investment, Ltd.	501,538,611	501,538,611

TOTAL SHORT-TERM INVESTMENTS (Cost $514,757,076)		514,757,076

TOTAL INVESTMENTS — 100.3% (Cost $3,316,174,251)		$3,775,497,600

Other Assets & Liabilities — (0.3)%		(13,104,045)

TOTAL NET ASSETS — 100.0%		$3,762,393,555

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Alphabet Inc., $840.00 01/19/2018	(40)	$(448,000)
Alphabet Inc., $860.00 01/19/2018	(40)	(384,000)
Alphabet Inc., $880.00, 01/19/2018	(116)	(939,600)
Alphabet Inc., $900.00, 01/19/2018	(192)	(1,347,840)
Alphabet Inc., $920.00, 01/19/2018	(186)	(1,097,400)
Alphabet Inc., $940.00, 01/19/2018	(168)	(840,000)
Amazon.com, $1000.00 01/19/2018	(105)	(661,500)
Amazon.com, $1080.00 01/19/2018*	(76)	(274,740)
Amazon.com, $1100.00 01/19/2018*	(76)	(221,540)
Amazon.com, $950.00 01/19/2018	(174)	(1,626,900)
American Tower Corp., $115.00, 01/19/2018	(337)	(647,040)
American Tower Corp., $120.00, 01/19/2018	(337)	(508,870)
Apple, Inc., $175.00, 01/19/2018*	(547)	(82,050)
Apple, Inc., $180.00, 01/19/2018*	(548)	(59,184)
Biogen, Inc., $350.00 01/19/2018	(129)	(77,400)
Danaher Corp., $90.00 01/19/2018	(2,225)	(364,900)
Mastercard, Inc,. $120.00 01/19/2018	(55)	(42,350)
Mastercard, Inc,. $125.00 01/19/2018	(26)	(14,170)
Mastercard, Inc,. $130.00 01/19/2018	(1)	(350)
The Boeing Co., $175.00 01/19/2018	(808)	(2,177,560)
The PNC Financial Services., $135.00 01/19/2018	(1,030)	(328,570)
UnitedHealth Group, Inc., $180.00 01/19/2018	(892)	(1,228,284)
Visa, Inc., $105.00 01/18/2018*	(938)	(125,692)
Visa, Inc., $105.00 01/18/2019*	(197)	(110,320)
Visa, Inc., $110.00 01/18/2019*	(197)	(73,875)
Visa, Inc., $115.00 01/18/2019*	(197)	(54,372)
Visa, Inc., $90.00 01/19/2018	(1,611)	(1,261,413)
Visa, Inc., $95.00, 01/19/2018	(3,101)	(1,457,470)
Wells Fargo & Co., $65.00 01/19/2018	(1,605)	(72,225)
Zoetis, Inc., $60.00 01/19/2018	(2,429)	(1,209,642)
Zoetis, Inc., $62.50 01/19/2018	(1,567)	(548,450)
Zoetis, Inc., $65.00 01/19/2018*	(778)	(171,160)

TOTAL WRITTEN OPTIONS (Premiums $(10,022,532))		$(18,456,867)

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2017 is $1,163,182.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of
Deposit rate. Rate shown represents the actual rate at June 30, 2017. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 06/30/2017††
United States	91%
United Kingdom	3
Ireland	2
Canada	1
France	1
Germany	1
Netherlands	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$9,863,184	$—	$9,863,184	$—
COMMON STOCKS	2,290,615,519	2,290,615,519	—	—
REAL ESTATE INVESTMENT TRUSTS	28,514,960	28,514,960	—	—
PREFERRED STOCKS	118,951,270	118,951,270	—	—
CORPORATE BONDS	759,590,392	—	759,590,392	—
LOAN AGREEMENTS	53,205,199	—	53,205,199	—
SHORT-TERM INVESTMENTS	514,757,075	514,757,075	—	—

TOTAL INVESTMENTS	$3,775,497,600	$2,952,838,825	$822,658,775	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(18,456,867)	$(56,870)	$(18,399,997)	$—

TOTAL LIABILITIES	$(18,456,867)	$(56,870)	$(18,399,997)	$—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Flexibly Managed Fund

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $28,648,314 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.7%
Penn Series Index 500 Fund* (Cost $20,540,718)	2,468,246	$48,525,721

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $26,289,711)	2,238,788	32,350,481

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $256,176)	256,176	256,176

TOTAL INVESTMENTS — 99.8% (Cost $47,086,605)		$81,132,378

Other Assets & Liabilities — 0.2%		140,247

TOTAL NET ASSETS — 100.0%		$81,272,625

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$48,525,721	$48,525,721	$—	$—
AFFILIATED FIXED INCOME FUNDS	32,350,481	32,350,481	—	—
SHORT-TERM INVESTMENTS	256,176	256,176	—	—

TOTAL INVESTMENTS	$81,132,378	$81,132,378	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 94.3%
Aerospace & Defense — 1.6%
The Boeing Co.	23,500	$4,647,125

Agriculture — 1.9%
Philip Morris International, Inc.	47,000	5,520,150

Airlines — 1.2%
American Airlines Group, Inc.	70,900	3,567,688

Auto Manufacturers — 1.9%
Ferrari N.V.	26,583	2,286,670
Tesla Motors, Inc.*	8,373	3,027,760

		5,314,430

Auto Parts & Equipment — 0.5%
Delphi Automotive PLC	16,000	1,402,400

Banks — 3.5%
First Republic Bank	19,377	1,939,638
JPMorgan Chase & Co.	30,300	2,769,420
Morgan Stanley	83,700	3,729,672
State Street Corp.	18,900	1,695,897

		10,134,627

Biotechnology — 4.4%
Alexion Pharmaceuticals, Inc.*	32,659	3,973,621
Biogen, Inc.*	12,432	3,373,547
Celgene Corp.*	12,000	1,558,440
Vertex Pharmaceuticals, Inc.*	28,167	3,629,881

		12,535,489

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	21,014	1,370,954

Commercial Services — 5.2%
Equifax, Inc.	15,024	2,064,598
Mastercard, Inc., Class A	39,700	4,821,565
PayPal Holdings, Inc.*	150,655	8,085,654

		14,971,817

Computers — 5.3%
Apple, Inc.	105,758	15,231,267

Diversified Financial Services — 5.1%
Intercontinental Exchange, Inc.	48,700	3,210,304
TD Ameritrade Holding Corp.	46,783	2,011,201
The Charles Schwab Corp.	43,000	1,847,280
Visa, Inc., Class A	81,800	7,671,204

		14,739,989

Electric — 0.9%
NextEra Energy, Inc.	18,800	2,634,444

Electrical Components & Equipment — 1.2%
Acuity Brands, Inc.	16,547	3,363,674

Electronics — 1.4%
Fortive Corp.	16,200	1,026,270
Honeywell International, Inc.	22,900	3,052,341

		4,078,611

	Number of Shares	Value†

Food — 0.4%
Mondelez International, Inc., Class A	26,643	$1,150,711

Healthcare Products — 4.2%
Becton Dickinson & Co.	17,701	3,453,642
Intuitive Surgical, Inc.*	4,792	4,482,293
Stryker Corp.	28,600	3,969,108

		11,905,043

Healthcare Services — 6.3%
Aetna, Inc.	14,323	2,174,661
Anthem, Inc.	7,400	1,392,162
Centene Corp.*	13,493	1,077,821
Cigna Corp.	15,633	2,616,808
HCA Holdings, Inc.*	32,700	2,851,440
Humana, Inc.	11,511	2,769,777
UnitedHealth Group, Inc.	27,700	5,136,134

		18,018,803

Internet — 24.2%
Alibaba Group Holding Ltd. ADR*	51,568	7,265,931
Alphabet, Inc., Class A*	9,860	9,166,645
Alphabet, Inc., Class C*	8,420	7,651,507
Amazon.com, Inc.*	18,112	17,532,416
Ctrip.com International Ltd. ADR*	19,600	1,055,656
Facebook, Inc., Class A*	70,927	10,708,558
MercadoLibre, Inc.	3,700	928,256
Snap, Inc., Class A*	70,658	1,255,593
Tencent Holdings Ltd.	89,200	3,189,856
The Priceline Group, Inc.*	5,433	10,162,535
VeriSign, Inc.*	5,036	468,146

		69,385,099

Lodging — 0.7%
Marriott International, Inc., Class A	15,339	1,538,655
MGM Resorts International	17,390	544,133

		2,082,788

Machinery — Diversified — 1.5%
Roper Technologies, Inc.	13,642	3,158,532
Wabtec Corp.	12,428	1,137,162

		4,295,694

Miscellaneous Manufacturing — 1.6%
Danaher Corp.	26,800	2,261,652
Illinois Tool Works, Inc.	15,700	2,249,025

		4,510,677

Pharmaceuticals — 1.4%
Merck & Co., Inc.	36,600	2,345,694
Zoetis, Inc.	27,700	1,727,926

		4,073,620

Retail — 7.6%
AutoZone, Inc.*	4,912	2,802,100
Dollar General Corp.	22,800	1,643,652
L Brands, Inc.	31,500	1,697,535
Lowe’s Cos., Inc.	16,200	1,255,986

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
O’Reilly Automotive, Inc.*	11,900	$2,603,006
Restaurant Brands International, Inc.	5,524	345,471
Ross Stores, Inc.	8,400	484,932
Starbucks Corp.	61,400	3,580,234
The Home Depot, Inc.	15,400	2,362,360
Tractor Supply Co.	14,811	802,904
Walgreens Boots Alliance, Inc.	25,999	2,035,982
Yum! Brands, Inc.	31,300	2,308,688

		21,922,850

Semiconductors — 1.6%
ASML Holding N.V.	4,800	625,488
NVIDIA Corp.	7,500	1,084,200
Xilinx, Inc.	42,600	2,740,032

		4,449,720

Software — 9.3%
Electronic Arts, Inc.*	24,200	2,558,424
Fidelity National Information Services, Inc.	24,657	2,105,708
Fiserv, Inc.*	18,603	2,275,891
Intuit, Inc.	22,500	2,988,225
Microsoft Corp.	132,700	9,147,011
salesforce.com, Inc.*	46,700	4,044,220
ServiceNow, Inc.*	21,722	2,302,532
Workday, Inc., Class A*	13,800	1,338,600

		26,760,611

Telecommunications — 0.9%
Altice USA, Inc., Class A*	10,161	328,200
T-Mobile US, Inc.*	36,300	2,200,506

		2,528,706

TOTAL COMMON STOCKS (Cost $198,405,955)		270,596,987

PREFERRED STOCKS — 1.7%
Internet — 0.9%
Dropbox Inc., Class A^,~	24,940	203,261
Flipkart Ltd., Ordinary Shares^,~	566	49,872
Flipkart Ltd., Series A^,~	196	17,270
Flipkart Ltd., Series C^,~	341	30,047
Flipkart Ltd., Series E^,~	636	56,040
Flipkart Ltd., Series G^,~	2,888	345,867
Flipkart Ltd., Series H^,~	2,579	366,837
Snapchat, Inc., Class B^,~	12,884	217,501
Snapchat, Inc., Series F CONV^,~	12,884	217,501
Uber Technologies, Inc., Series G, CONV^,~	12,545	536,048
Xiaoju Kuaizhi, Inc (didi), CONV^,~	11,920	607,111

		2,647,355

Lodging — 0.5%
Airbnb, Inc., Series D, CONV^,~	9,999	1,049,895
Airbnb, Inc., Series E, CONV^,~	3,694	387,870

		1,437,765

	Number of Shares	Value†

Real Estate — 0.2%
WeWork Companies, Inc., Class A^,~	923	$47,821
WeWork Companies, Inc., Series E, CONV^,~	8,297	429,867

		477,688

Software — 0.1%
Magic Leap Inc., Series C, CONV^,~	15,808	$364,106

TOTAL PREFERRED STOCKS (Cost $4,140,225)		4,926,914

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Diversified — 1.5%
American Tower Corp.	32,800	4,340,096

Telecommunications — 1.3%
Crown Castle International Corp.	23,100	2,314,158
Equinix, Inc.	3,389	1,454,423

		3,768,581

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,589,150)		8,108,677

SHORT-TERM INVESTMENTS — 4.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,000,664	1,000,664
T. Rowe Price Investment, Ltd.	12,233,723	12,233,723

TOTAL SHORT-TERM INVESTMENTS (Cost $13,234,387)		13,234,387

TOTAL INVESTMENTS — 103.4% (Cost $221,369,717)		$296,866,965

Other Assets & Liabilities — (3.4)%		(9,824,103)

TOTAL NET ASSETS — 100.0%		$287,042,862

^	Illiquid security. The total market value of illiquid securities at June 30, 2017 is $4,926,914.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $4,926,914.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	94%
China	4
Italy	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2017

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Growth Stock Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$270,596,987	$270,596,987	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,108,677	8,108,677	—	—
PREFERRED STOCKS
Internet	2,647,355	—	435,002	2,212,353
Lodging	1,437,765	—	—	1,437,765
Real Estate	477,688	—	—	477,688
Software	364,106	—	—	364,106
SHORT-TERM INVESTMENTS	13,234,387	13,234,387	—	—

TOTAL INVESTMENTS	$296,866,965	$291,940,051	$435,002	$4,491,912

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2016	$4,474,572
Change in Appreciation/(Depreciation)	413,136
Transfers Out of Level 3	(395,796)

Balance as of 6/30/2017	$4,491,912

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund had transfers of $395,796 from Level 3 to Level 2 fair value hierarchy during the reporting period. On March 1, 2017, Snap, Inc. began publicly trading, therefore obtaining a Significant Observable Input for the valuation of Snap, Inc. Class A and Class B shares.

An amount of $3,173,947 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 85.8%
Aerospace & Defense — 1.2%
United Technologies Corp.	5,275	$644,130

Apparel — 5.0%
LVMH Moet Hennessy Louis Vuitton S.E.	2,970	740,516
NIKE, Inc., Class B	23,451	1,383,609
VF Corp.	10,715	617,184

		2,741,309

Beverages — 2.8%
Ambev S.A. ADR	61,872	339,677
PepsiCo, Inc.	5,930	684,856
Pernod Ricard S.A.	3,679	492,682

		1,517,215

Chemicals — 7.4%
Ecolab, Inc.	9,016	1,196,874
LyondellBasell Industries NV, Class A	1,833	154,687
Monsanto Co.	8,626	1,020,973
PPG Industries, Inc.	6,894	758,064
The Sherwin-Williams Co.	2,675	938,818

		4,069,416

Commercial Services — 6.1%
Equifax, Inc.	5,653	776,836
Mastercard, Inc., Class A	6,165	748,739
Moody’s Corp.	6,416	780,699
Verisk Analytics, Inc.*	12,860	1,084,998

		3,391,272

Computers — 7.7%
Accenture PLC, Class A	16,291	2,014,871
Apple, Inc.	8,345	1,201,847
Cognizant Technology Solutions Corp., Class A	15,587	1,034,977

		4,251,695

Cosmetics & Personal Care — 6.5%
Colgate-Palmolive Co.	17,272	1,280,374
Coty, Inc., Class A	34,761	652,116
L’Oreal S.A.	1,948	405,824
The Estee Lauder Cos., Inc., Class A	12,949	1,242,845

		3,581,159

Distribution & Wholesale — 0.3%
Fastenal Co.	3,632	158,101

Diversified Financial Services — 5.8%
CME Group, Inc.	2,154	269,767
The Blackstone Group LP	27,810	927,464
The Charles Schwab Corp.	9,697	416,583
Visa, Inc., Class A	16,690	1,565,188

		3,179,002

Electronics — 7.0%
Amphenol Corp., Class A	9,758	720,336
Fortive Corp.	5,171	327,583
Mettler-Toledo International, Inc.*	1,388	816,893
Thermo Fisher Scientific, Inc.	7,809	1,362,436

	Number of Shares	Value†

Electronics — (continued)
Waters Corp.*	3,519	$646,933

		3,874,181

Entertainment — 0.8%
Paddy Power Betfair PLC	4,127	439,694

Food — 0.8%
Compass Group PLC	21,559	454,883

Healthcare Products — 2.2%
DENTSPLY SIRONA, Inc.	2,519	163,332
The Cooper Cos., Inc.	2,241	536,540
Zimmer Biomet Holdings, Inc.	3,880	498,192

		1,198,064

Household Products & Wares — 0.6%
Church & Dwight Co., Inc.	6,905	358,231

Insurance — 1.8%
Aon PLC	7,519	999,651

Internet — 5.5%
Alphabet, Inc., Class A*	3,266	3,036,335

Media — 2.7%
Comcast Corp., Class A	8,272	321,946
The Walt Disney Co.	1,943	206,444
Time Warner, Inc.	2,714	272,513
Twenty-First Century Fox, Inc., Class A	24,941	706,828

		1,507,731

Miscellaneous Manufacturing — 1.9%
Colfax Corp.*	8,884	349,763
Danaher Corp.	8,312	701,450

		1,051,213

Oil & Gas Services — 0.4%
Schlumberger Ltd.	2,973	195,742

Pharmaceuticals — 6.6%
Abbott Laboratories	25,750	1,251,707
Eli Lilly & Co.	6,040	497,092
Express Scripts Holding Co.*	4,793	305,985
Roche Holding AG	2,549	649,146
Zoetis, Inc.	14,584	909,750

		3,613,680

Retail — 4.8%
AutoZone, Inc.*	667	380,497
CVS Health Corp.	7,179	577,622
Starbucks Corp.	16,106	939,141
The TJX Cos., Inc.	10,541	760,744

		2,658,004

Semiconductors — 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	15,994	559,150
Texas Instruments, Inc.	11,514	885,772

		1,444,922

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 4.2%
Electronic Arts, Inc.*	7,249	$766,364
Fidelity National Information Services, Inc.	11,154	952,552
Fiserv, Inc.*	5,059	618,918

		2,337,834

Transportation — 1.1%
Union Pacific Corp.	5,703	621,114

TOTAL COMMON STOCKS (Cost $37,129,641)		47,324,578

SHORT-TERM INVESTMENTS — 0.9%
Money Market — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $519,307)	519,307	519,307

TOTAL INVESTMENTS — 86.7% (Cost $37,648,948)		$47,843,885

Other Assets & Liabilities — 13.3%		7,332,234

TOTAL NET ASSETS — 100.0%		$55,176,119

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$47,324,578	$47,324,578	$—	$—
SHORT-TERM INVESTMENTS	519,307	519,307	—	—

TOTAL INVESTMENTS	$47,843,885	$47,843,885	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $2,439,229 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.1%
Aerospace & Defense — 7.7%
TransDigm Group, Inc.	11,179	$3,005,698
United Technologies Corp.	46,996	5,738,681

		8,744,379

Apparel — 4.7%
LVMH Moet Hennessy Louis Vuitton S.E.	16,109	4,016,487
NIKE, Inc., Class B	22,318	1,316,762

		5,333,249

Chemicals — 1.6%
The Sherwin-Williams Co.	5,134	1,801,829

Commercial Services — 15.1%
IHS Markit Ltd.*	69,863	3,076,767
Mastercard, Inc., Class A	44,613	5,418,249
S&P Global Inc.	37,950	5,540,320
Verisk Analytics, Inc.*	37,254	3,143,120

		17,178,456

Diversified Financial Services — 2.9%
Visa, Inc., Class A	35,499	3,329,096

Electronics — 1.1%
Fortive Corp.	20,535	1,300,892

Insurance — 4.9%
Berkshire Hathaway, Inc., Class B*	33,050	5,597,678

Internet — 30.6%
Alphabet, Inc., Class C*	7,937	7,212,590
Amazon.com, Inc.*	10,072	9,749,696
Facebook, Inc., Class A*	65,404	9,874,696
The Priceline Group, Inc.*	3,023	5,654,582
Twitter, Inc.*	137,576	2,458,483

		34,950,047

Media — 1.0%
The Walt Disney Co.	10,727	1,139,744

Miscellaneous Manufacturing — 1.5%
Danaher Corp.	20,717	1,748,308

Pharmaceuticals — 2.8%
Zoetis, Inc.	51,884	3,236,524

Retail — 10.8%
Dollar Tree, Inc.*	22,069	1,543,064
Dunkin’ Brands Group, Inc.	28,679	1,580,787
Starbucks Corp.	94,836	5,529,887
The Home Depot, Inc.	12,070	1,851,538
Tiffany & Co.	19,922	1,870,078

		12,375,354

Software — 12.4%
Activision Blizzard Inc	49,775	2,865,547
MSCI, Inc.	32,126	3,308,657
salesforce.com, Inc.*	47,031	4,072,884
Workday, Inc., Class A*	39,924	3,872,628

		14,119,716

TOTAL COMMON STOCKS (Cost $93,441,853)		110,855,272

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,005,014)	3,005,014	$3,005,014

TOTAL INVESTMENTS — 99.7% (Cost $96,446,867)		$113,860,286

Other Assets & Liabilities — 0.3%		356,796

TOTAL NET ASSETS — 100.0%		$114,217,082

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 06/30/2017††
United States	94%
France	3
United Kingdom	3

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$110,855,272	$110,855,272	$—	$—
SHORT-TERM INVESTMENTS	3,005,014	3,005,014	—	—

TOTAL INVESTMENTS	$113,860,286	$113,860,286	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Aerospace & Defense — 5.4%
Harris Corp.	30,722	$3,351,156
Northrop Grumman Corp.	12,772	3,278,700
United Technologies Corp.	36,459	4,452,008

		11,081,864

Agriculture — 1.7%
Philip Morris International, Inc.	29,433	3,456,906

Banks — 16.1%
Bank of America Corp	240,079	5,824,317
Citigroup, Inc.	71,841	4,804,726
Fifth Third Bancorp	90,471	2,348,627
JPMorgan Chase & Co.	72,641	6,639,387
State Street Corp.	30,475	2,734,522
The PNC Financial Services Group, Inc.	36,693	4,581,855
Wells Fargo & Co.	105,240	5,831,348

		32,764,782

Beverages — 1.5%
PepsiCo, Inc.	26,948	3,112,225

Building Materials — 2.8%
Johnson Controls International PLC	81,066	3,515,022
Vulcan Materials Co.	17,167	2,174,715

		5,689,737

Chemicals — 1.6%
E.I. du Pont de Nemours & Co.	40,546	3,272,468

Commercial Services — 1.6%
Alliance Data Systems Corp.	12,410	3,185,523

Computers — 2.2%
Apple, Inc.	19,026	2,740,125
Diebold Nixdorf, Inc.	58,912	1,649,536

		4,389,661

Diversified Financial Services — 5.3%
American Express Co.	27,922	2,352,149
Ameriprise Financial, Inc.	22,318	2,840,858
Discover Financial Services	39,028	2,427,151
FNF Group	68,874	3,087,622

		10,707,780

Electric — 3.2%
NextEra Energy, Inc.	23,866	3,344,343
PG&E Corp.	46,695	3,099,147

		6,443,490

Electronics — 1.6%
Honeywell International, Inc.	24,649	3,285,465

Food — 1.4%
Mondelez International, Inc., Class A	67,122	2,898,999

Healthcare Products — 2.1%
Medtronic PLC	49,056	4,353,720

Healthcare Services — 5.6%
Aetna, Inc.	15,130	2,297,188

	Number of Shares	Value†

Healthcare Services — (continued)
Humana, Inc.	9,600	$2,309,952
Laboratory Corp. of America Holdings*	17,969	2,769,742
UnitedHealth Group, Inc.	21,522	3,990,609

		11,367,491

Housewares — 1.4%
Newell Brands, Inc.	52,883	2,835,587

Insurance — 5.2%
Travelers Cos Inc /The	24,297	3,074,299
American International Group, Inc.	57,849	3,616,720
MetLife, Inc.	69,635	3,825,747

		10,516,766

Internet — 2.1%
Liberty Interactive Corp. QVC Group, Class A*	101,163	2,482,540
Symantec Corp.	62,898	1,776,869

		4,259,409

Leisure Time — 0.9%
Harley-Davidson, Inc.	35,429	1,913,875

Media — 2.2%
Comcast Corp	115,196	4,483,428

Miscellaneous Manufacturing — 2.5%
Eaton Corp. PLC	29,903	2,327,350
Pentair PLC	42,431	2,823,359

		5,150,709

Oil & Gas — 6.3%
Anadarko Petroleum Corp.	54,950	2,491,433
Chevron Corp.	37,098	3,870,434
Hess Corp.	34,023	1,492,589
Marathon Petroleum Corp.	54,770	2,866,114
Royal Dutch Shell PLC ADR, Class A	37,915	2,016,699

		12,737,269

Oil & Gas Services — 2.5%
Baker Hughes, Inc.	47,787	2,604,869
Halliburton Co.	57,181	2,442,201

		5,047,070

Packaging and Containers — 1.6%
Sealed Air Corp.	72,936	3,264,615

Pharmaceuticals — 7.6%
Abbott Laboratories	73,091	3,552,954
Allergan PLC	12,552	3,051,266
Eli Lilly & Co.	23,880	1,965,324
Merck & Co., Inc.	40,883	2,620,191
Pfizer, Inc.	127,668	4,288,368

		15,478,103

Real Estate — 1.1%
CBRE Group, Inc., Class A*	59,826	2,177,666

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 2.8%
Advance Auto Parts, Inc.	19,574	$2,282,133
CVS Health Corp.	25,274	2,033,546
Dollar General Corp.	19,484	1,404,601

		5,720,280

Semiconductors — 1.3%
QUALCOMM, Inc.	49,478	2,732,175

Software — 4.1%
Microsoft Corp.	55,062	3,795,424
Oracle Corp.	89,960	4,510,594

		8,306,018

Telecommunications — 4.0%
Cisco Systems, Inc.	110,494	3,458,462
Verizon Communications, Inc.	61,943	2,766,375
Vodafone Group PLC-ADR	66,707	1,916,492

		8,141,329

Transportation — 1.5%
Norfolk Southern Corp.	25,063	3,050,167

TOTAL COMMON STOCKS (Cost $155,065,836)		201,824,577

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Advertising — 0.5%
Outfront Media, Inc.	49,810	1,151,607

Diversified — 1.4%
Weyerhaeuser Co.	84,400	2,827,400

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,590,197)		3,979,007

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,416,295)	4,416,295	4,416,295

TOTAL INVESTMENTS — 103.3% (Cost $163,072,328)		$210,219,879

Other Assets & Liabilities — (3.3)%		(6,740,476)

TOTAL NET ASSETS — 100.0%		$203,479,403

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.
Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$201,824,577	$201,824,577	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,979,007	3,979,007	—	—
SHORT-TERM INVESTMENTS	4,416,295	4,416,295	—	—

TOTAL INVESTMENTS	$210,219,879	$210,219,879	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.6%
Aerospace & Defense — 2.1%
United Technologies Corp.	33,482	$4,088,487

Agriculture — 3.4%
Altria Group, Inc.	25,346	1,887,517
Philip Morris International, Inc.	40,689	4,778,923

		6,666,440

Apparel — 0.8%
VF Corp.	25,959	1,495,238

Auto Parts & Equipment — 1.3%
The Goodyear Tire & Rubber Co.	74,608	2,608,296

Banks — 16.0%
Bank of America Corp.	80,014	1,941,139
Credit Suisse Group AG ADR	202,358	2,954,427
Great Western Bancorp, Inc.	33,322	1,359,871
JPMorgan Chase & Co.	100,567	9,191,824
KeyCorp.	105,682	1,980,480
The Goldman Sachs Group, Inc.	10,059	2,232,092
U.S. Bancorp	75,640	3,927,229
Wells Fargo & Co.	143,802	7,968,069

		31,555,131

Computers — 1.6%
Apple, Inc.	8,969	1,291,715
Leidos Holdings, Inc.	34,869	1,802,379

		3,094,094

Cosmetics & Personal Care — 2.6%
Colgate-Palmolive Co.	31,792	2,356,741
The Estee Lauder Cos., Inc., Class A	29,080	2,791,098

		5,147,839

Diversified Financial Services — 2.1%
E*TRADE Financial Corp.*	57,540	2,188,246
The Charles Schwab Corp.	47,619	2,045,712

		4,233,958

Electric — 4.2%
CMS Energy Corp.	67,921	3,141,346
NextEra Energy, Inc.	36,983	5,182,428

		8,323,774

Electronics — 1.0%
Thermo Fisher Scientific, Inc.	10,833	1,890,034

Food — 3.4%
McCormick & Co., Inc.	18,939	1,846,742
Mondelez International, Inc., Class A	87,246	3,768,155
TreeHouse Foods, Inc.*	12,787	1,044,570

		6,659,467

Forest Products & Paper — 1.0%
International Paper Co.	33,561	1,899,888

Gas — 1.3%
Sempra Energy	23,010	2,594,377

	Number of Shares	Value†

Healthcare Products — 2.5%
Boston Scientific Corp.*	71,307	$1,976,630
Zimmer Biomet Holdings, Inc.	23,443	3,010,081

		4,986,711

Healthcare Services — 1.5%
Aetna, Inc.	18,953	2,877,634

Insurance — 5.3%
Alleghany Corp.*	4,149	2,467,825
American Financial Group, Inc.	10,967	1,089,791
Chubb Ltd.	33,647	4,891,601
W. R. Berkley Corp.	30,587	2,115,703

		10,564,920

Internet — 2.9%
Alphabet, Inc., Class C*	3,378	3,069,690
eBay, Inc.*	73,773	2,576,153

		5,645,843

Machinery — Construction & Mining — 1.5%
Caterpillar, Inc.	27,572	2,962,887

Miscellaneous Manufacturing — 0.7%
General Electric Co.	50,525	1,364,680

Oil & Gas — 8.7%
Chevron Corp.	52,015	5,426,725
ConocoPhillips	94,574	4,157,473
EOG Resources, Inc.	32,064	2,902,433
Exxon Mobil Corp.	13,350	1,077,746
Phillips 66	19,629	1,623,122
Pioneer Natural Resources Co.	13,040	2,080,923

		17,268,422

Oil & Gas Services — 1.8%
Halliburton Co.	61,917	2,644,475
Oceaneering International, Inc.	44,315	1,012,155

		3,656,630

Pharmaceuticals — 10.7%
Allergan PLC	18,180	4,419,376
Eli Lilly & Co.	32,818	2,700,921
Johnson & Johnson	59,206	7,832,362
Pfizer, Inc.	138,279	4,644,792
Zoetis, Inc.	23,313	1,454,265

		21,051,716

Retail — 2.2%
Lululemon Athletica, Inc.*	35,371	2,110,588
The Home Depot, Inc.	15,238	2,337,509

		4,448,097

Semiconductors — 2.4%
Intel Corp.	112,278	3,788,260
NXP Semiconductors N.V.*	9,342	1,022,482

		4,810,742

Telecommunications — 3.1%
Verizon Communications, Inc.	134,989	6,028,609

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Toys, Games & Hobbies — 0.5%
Mattel, Inc.	49,816	$1,072,538

Transportation — 4.0%
C.H. Robinson Worldwide, Inc.	60,713	4,169,769
CSX Corp.	68,068	3,713,790

		7,883,559

TOTAL COMMON STOCKS (Cost $155,082,736)		174,880,011

REAL ESTATE INVESTMENT TRUSTS — 5.8%
Apartments — 1.3%
Equity Residential	37,859	2,492,258

Regional Malls — 2.2%
Simon Property Group, Inc.	27,229	4,404,563

Storage & Warehousing — 1.6%
Public Storage	15,106	3,150,054

Strip Centers — 0.7%
DDR Corp.	149,255	1,353,743

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,224,831)		11,400,618

TOTAL INVESTMENTS — 94.4% (Cost $167,307,567)		$186,280,629

Other Assets & Liabilities — 5.6%		11,037,758

TOTAL NET ASSETS — 100.0%		$197,318,387

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	94%
Switzerland	4
Canada	1
Netherlands	1

Total	100%

††% of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$174,880,011	$174,880,011	$—	$—
REAL ESTATE INVESTMENT TRUSTS	11,400,618	11,400,618	—	—

TOTAL INVESTMENTS	$186,280,629	$186,280,629	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.4%
Advertising — 0.1%
Omnicom Group, Inc.	5,167	$428,344
The Interpublic Group of Cos., Inc.	9,034	222,237

		650,581

Aerospace & Defense — 2.3%
Arconic, Inc.	9,449	214,020
General Dynamics Corp.	6,197	1,227,626
Harris Corp.	2,600	283,608
L3 Technologies, Inc.	1,600	267,328
Lockheed Martin Corp.	5,413	1,502,703
Northrop Grumman Corp.	3,792	973,444
Raytheon Co.	6,276	1,013,448
Rockwell Collins, Inc.	3,545	372,508
The Boeing Co.	12,221	2,416,703
TransDigm Group, Inc.	1,100	295,757
United Technologies Corp.	16,215	1,980,014

		10,547,159

Agriculture — 1.9%
Altria Group, Inc.	42,070	3,132,953
Archer-Daniels-Midland Co.	12,499	517,208
Philip Morris International, Inc.	33,837	3,974,156
Reynolds American, Inc.	18,054	1,174,232

		8,798,549

Airlines — 0.6%
Alaska Air Group, Inc.	2,800	251,328
American Airlines Group, Inc.	10,900	548,488
Delta Air Lines, Inc.	16,100	865,214
Southwest Airlines Co.	13,115	814,966
United Continental Holdings, Inc.*	6,200	466,550

		2,946,546

Apparel — 0.6%
Coach, Inc.	6,277	297,153
Hanesbrands, Inc.	7,600	176,016
Michael Kors Holdings Ltd.*	3,400	123,250
NIKE, Inc., Class B	28,892	1,704,628
Ralph Lauren Corp.	1,228	90,627
Under Armour, Inc., Class A*	3,900	84,864
Under Armour, Inc., Class C*	3,927	79,168
VF Corp.	6,908	397,901

		2,953,607

Auto Manufacturers — 0.6%
Ford Motor Co.	85,167	953,019
General Motors Co.	29,800	1,040,914
PACCAR, Inc.	7,644	504,810

		2,498,743

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	4,300	182,148
Delphi Automotive PLC	5,900	517,135
The Goodyear Tire & Rubber Co.	5,606	195,986

		895,269

	Number of Shares	Value†

Banks — 7.8%
Bank of America Corp.	217,511	$5,276,817
BB&T Corp.	17,799	808,253
Capital One Financial Corp.	10,641	879,159
Citigroup, Inc.	60,169	4,024,103
Citizens Financial Group, Inc.	11,300	403,184
Comerica, Inc.	3,844	281,534
Fifth Third Bancorp	16,746	434,726
Huntington Bancshares, Inc.	24,565	332,119
JPMorgan Chase & Co.	77,440	7,078,016
KeyCorp.	23,399	438,497
M&T Bank Corp.	3,328	538,970
Morgan Stanley	30,965	1,379,800
Northern Trust Corp.	4,647	451,735
Regions Financial Corp.	26,494	387,872
State Street Corp.	7,847	704,111
SunTrust Banks, Inc.	10,688	606,223
The Bank of New York Mellon Corp.	22,580	1,152,032
The Goldman Sachs Group, Inc.	7,943	1,762,552
The PNC Financial Services Group, Inc.	10,518	1,313,383
U.S. Bancorp	34,556	1,794,147
Wells Fargo & Co.	98,015	5,431,011
Zions Bancorporation	4,304	188,989

		35,667,233

Beverages — 2.1%
Brown-Forman Corp., Class B	3,886	188,859
Constellation Brands, Inc., Class A	3,723	721,257
Dr. Pepper Snapple Group, Inc.	4,000	364,440
Molson Coors Brewing Co., Class B	4,138	357,275
Monster Beverage Corp.*	8,904	442,351
PepsiCo, Inc.	31,239	3,607,792
The Coca-Cola Co.	83,769	3,757,040

		9,439,014

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	5,000	608,350
Amgen, Inc.	16,024	2,759,814
Biogen, Inc.*	4,643	1,259,924
Celgene Corp.*	17,056	2,215,063
Gilead Sciences, Inc.	28,478	2,015,673
Illumina, Inc.*	3,200	555,264
Incyte Corp.*	3,800	478,458
Regeneron Pharmaceuticals, Inc.*	1,600	785,824
Vertex Pharmaceuticals, Inc.*	5,400	695,898

		11,374,268

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	3,500	228,340
Johnson Controls International PLC	20,398	884,457
Martin Marietta Materials, Inc.	1,400	311,612
Masco Corp.	6,777	258,949
Vulcan Materials Co.	2,841	359,898

		2,043,256

Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,721	675,386
Albemarle Corp.	2,400	253,296

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	5,300	$148,188
E.I. du Pont de Nemours & Co.	19,023	1,535,346
Eastman Chemical Co.	3,282	275,655
Ecolab, Inc.	5,659	751,232
FMC Corp.	2,800	204,540
International Flavors & Fragrances, Inc.	1,675	226,125
LyondellBasell Industries NV, Class A	7,200	607,608
Monsanto Co.	9,536	1,128,681
PPG Industries, Inc.	5,628	618,855
Praxair, Inc.	6,226	825,256
The Dow Chemical Co.	24,579	1,550,198
The Mosaic Co.	7,600	173,508
The Sherwin-Williams Co.	1,734	608,565

		9,582,439

Commercial Services — 2.1%
Allegion PLC	1,966	159,482
Alliance Data Systems Corp.	1,200	308,028
Automatic Data Processing, Inc.	9,714	995,296
Cintas Corp.	1,955	246,408
Equifax, Inc.	2,677	367,873
Gartner, Inc.*	2,000	247,020
Global Payments, Inc.	3,281	296,340
H&R Block, Inc.	4,166	128,771
IHS Markit Ltd.*	7,000	308,280
Mastercard, Inc., Class A	20,421	2,480,130
Moody’s Corp.	3,673	446,931
Paychex, Inc.	6,975	397,157
PayPal Holdings, Inc.*	24,282	1,303,215
Quanta Services, Inc.*	3,400	111,928
Robert Half International, Inc.	2,707	129,747
S&P Global Inc.	5,686	830,099
The Western Union Co.	9,878	188,176
Total System Services, Inc.	3,477	202,535
United Rentals, Inc.*	1,900	214,149
Verisk Analytics, Inc.*	3,300	278,421

		9,639,986

Computers — 5.4%
Accenture PLC, Class A	13,600	1,682,048
Apple, Inc.	113,687	16,373,202
Cognizant Technology Solutions Corp., Class A	12,804	850,185
CSRA, Inc.	3,357	106,585
DXC Technology Co.	6,225	477,616
Hewlett Packard Enterprise Co.	36,383	603,594
HP, Inc.	36,458	637,286
International Business Machines Corp.	18,618	2,864,007
NetApp, Inc.	5,821	233,131
Seagate Technology PLC	6,300	244,125
Western Digital Corp.	6,197	549,054

		24,620,833

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	19,204	1,423,592
Coty, Inc., Class A	10,656	199,907

	Number of Shares	Value†

Cosmetics & Personal Care — (continued)
The Estee Lauder Cos., Inc., Class A	4,774	$458,209
The Procter & Gamble Co.	55,732	4,857,044

		6,938,752

Distribution & Wholesale — 0.2%
Fastenal Co.	6,200	269,886
Genuine Parts Co.	3,205	297,296
LKQ Corp.*	7,000	230,650
W.W. Grainger, Inc.	1,172	211,581

		1,009,413

Diversified Financial Services — 2.8%
Affiliated Managers Group, Inc.	1,300	215,618
American Express Co.	16,321	1,374,881
Ameriprise Financial, Inc.	3,290	418,784
BlackRock, Inc.	2,599	1,097,844
CBOE Holdings, Inc.	2,000	182,800
CME Group, Inc.	7,460	934,290
Discover Financial Services	8,219	511,140
E*TRADE Financial Corp.*	5,881	223,654
Franklin Resources, Inc.	7,656	342,912
Intercontinental Exchange, Inc.	12,950	853,664
Invesco Ltd.	8,867	312,030
Nasdaq, Inc.	2,500	178,725
Navient Corp.	6,134	102,131
Raymond James Financial, Inc.	2,800	224,616
Synchrony Financial	17,012	507,298
T. Rowe Price Group, Inc.	5,281	391,903
The Charles Schwab Corp.	26,369	1,132,812
Visa, Inc., Class A	40,356	3,784,586

		12,789,688

Diversified Operations — 0.0%
Leucadia National Corp.	7,260	189,922

Electric — 2.8%
AES Corp.	14,644	162,695
Alliant Energy Corp.	5,200	208,884
Ameren Corp.	5,398	295,109
American Electric Power Co., Inc.	10,657	740,342
CMS Energy Corp.	6,243	288,739
Consolidated Edison, Inc.	6,605	533,816
Dominion Resources, Inc.	13,809	1,058,184
DTE Energy Co.	3,892	411,735
Duke Energy Corp.	15,218	1,272,072
Edison International	7,100	555,149
Entergy Corp.	3,847	295,334
Eversource Energy	6,793	412,403
Exelon Corp.	20,310	732,582
FirstEnergy Corp.	9,256	269,905
NextEra Energy, Inc.	10,179	1,426,383
NRG Energy, Inc.	6,300	108,486
PG&E Corp.	10,950	726,751
Pinnacle West Capital Corp.	2,569	218,776
PPL Corp.	14,698	568,225
Public Service Enterprise Group, Inc.	11,249	483,819
SCANA Corp.	3,100	207,731

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
The Southern Co.	21,643	$1,036,267
WEC Energy Group, Inc.	7,050	432,729
Xcel Energy, Inc.	11,030	506,056

		12,952,172

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	1,000	203,280
AMETEK, Inc.	5,000	302,850
Emerson Electric Co.	14,176	845,173

		1,351,303

Electronics — 1.5%
Agilent Technologies, Inc.	7,045	417,839
Amphenol Corp., Class A	6,604	487,507
FLIR Systems, Inc.	3,043	105,470
Fortive Corp.	6,505	412,092
Garmin Ltd.	2,400	122,472
Honeywell International, Inc.	16,708	2,227,009
Mettler-Toledo International, Inc.*	555	326,640
PerkinElmer, Inc.	2,516	171,440
TE Connectivity Ltd.	7,900	621,572
Thermo Fisher Scientific, Inc.	8,582	1,497,302
Waters Corp.*	1,758	323,191

		6,712,534

Engineering & Construction — 0.1%
Fluor Corp.	3,170	145,123
Jacobs Engineering Group, Inc.	2,583	140,489

		285,612

Environmental Control — 0.2%
Republic Services, Inc.	4,914	313,169
Stericycle, Inc.*	2,000	152,640
Waste Management, Inc.	9,000	660,150

		1,125,959

Food — 1.5%
Campbell Soup Co.	4,016	209,434
Conagra Brands, Inc.	8,691	310,790
General Mills, Inc.	12,610	698,594
Hormel Foods Corp.	6,200	211,482
Kellogg Co.	5,466	379,668
Lamb Weston Holdings, Inc.	0	0
McCormick & Co., Inc.	2,419	235,877
Mondelez International, Inc., Class A	33,363	1,440,948
Sysco Corp.	10,852	546,181
The Hershey Co.	2,987	320,714
The J.M. Smucker Co.	2,634	311,681
The Kraft Heinz Co.	13,054	1,117,945
The Kroger Co.	19,710	459,637
Tyson Foods, Inc., Class A	6,249	391,375
Whole Foods Market, Inc.	6,786	285,759

		6,920,085

Forest Products & Paper — 0.1%
International Paper Co.	8,867	501,961

	Number of Shares	Value†

Gas — 0.2%
CenterPoint Energy, Inc.	9,322	$255,236
NiSource, Inc.	7,365	186,776
Sempra Energy	5,398	608,625

		1,050,637

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,328	209,824
Stanley Black & Decker, Inc.	3,340	470,038

		679,862

Healthcare Products — 2.3%
Align Technology, Inc.*	1,600	240,192
Baxter International, Inc.	10,542	638,213
Becton Dickinson & Co.	4,935	962,868
Boston Scientific Corp.*	29,548	819,070
C.R. Bard, Inc.	1,542	487,442
DENTSPLY SIRONA, Inc.	5,100	330,684
Edwards Lifesciences Corp.*	4,537	536,455
Henry Schein, Inc.*	1,700	311,134
Hologic, Inc.*	5,900	267,742
IDEXX Laboratories, Inc.*	2,000	322,840
Intuitive Surgical, Inc.*	807	754,843
Medtronic PLC	29,806	2,645,282
Patterson Cos., Inc.	1,974	92,679
Stryker Corp.	6,681	927,189
The Cooper Cos., Inc.	1,100	263,362
Varian Medical Systems, Inc.*	1,961	202,356
Zimmer Biomet Holdings, Inc.	4,329	555,844

		10,358,195

Healthcare Services — 2.2%
Aetna, Inc.	7,193	1,092,113
Anthem, Inc.	5,795	1,090,213
Centene Corp.*	3,900	311,532
Cigna Corp.	5,557	930,186
DaVita, Inc.*	3,398	220,055
Envision Healthcare Corp.*	2,623	164,384
HCA Healthcare, Inc.*	6,200	540,640
Humana, Inc.	3,110	748,328
Laboratory Corp. of America Holdings*	2,177	335,563
Quest Diagnostics, Inc.	2,987	332,035
UnitedHealth Group, Inc.	21,041	3,901,422
Universal Health Services, Inc., Class B	2,055	250,874

		9,917,345

Home Builders — 0.1%
D.R. Horton, Inc.	7,376	254,988
Lennar Corp., Class A	4,636	247,192
PulteGroup, Inc.	5,834	143,108

		645,288

Home Furnishings — 0.1%
Whirlpool Corp.	1,669	319,814

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,883	166,401
Church & Dwight Co., Inc.	5,600	290,528

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Kimberly-Clark Corp.	7,787	$1,005,380
The Clorox Co.	2,797	372,672

		1,834,981

Housewares — 0.1%
Newell Brands, Inc.	10,416	558,506

Insurance — 4.3%
Aflac, Inc.	8,610	668,825
American International Group, Inc.	19,085	1,193,194
Aon PLC	5,744	763,665
Arthur J Gallagher & Co.	4,000	229,000
Assurant, Inc.	1,160	120,280
Berkshire Hathaway, Inc., Class B*	41,403	7,012,426
Chubb Ltd.	10,160	1,477,061
Cincinnati Financial Corp.	3,292	238,505
Everest Re Group Ltd.	900	229,131
Lincoln National Corp.	5,073	342,833
Loews Corp.	6,225	291,392
Marsh & McLennan Cos., Inc.	11,182	871,749
MetLife, Inc.	23,485	1,290,266
Principal Financial Group, Inc.	5,765	369,364
Prudential Financial, Inc.	9,430	1,019,760
The Allstate Corp.	7,976	705,398
The Hartford Financial Services Group, Inc.	7,927	416,722
The Progressive Corp.	12,956	571,230
The Travelers Cos, Inc.	6,031	763,103
Torchmark Corp.	2,314	177,021
Unum Group	4,976	232,031
Willis Towers Watson PLC	2,845	413,834
XL Group Ltd.	5,549	243,046

		19,639,836

Internet — 7.3%
Alphabet, Inc., Class A*	6,487	6,030,834
Alphabet, Inc., Class C*	6,502	5,908,562
Amazon.com, Inc.*	8,648	8,371,264
eBay, Inc.*	22,028	769,218
Expedia, Inc.	2,594	386,376
F5 Networks, Inc.*	1,500	190,590
Facebook, Inc., Class A*	51,600	7,790,568
Netflix, Inc.*	9,400	1,404,454
Symantec Corp.	13,538	382,449
The Priceline Group, Inc.*	1,070	2,001,456
TripAdvisor, Inc.*	2,594	99,091
VeriSign, Inc.*	1,909	177,461

		33,512,323

Iron & Steel — 0.1%
Nucor Corp.	7,135	412,903

Leisure Time — 0.3%
Carnival Corp.	9,145	599,638
Harley-Davidson, Inc.	3,828	206,788
Royal Caribbean Cruises Ltd.	3,700	404,151

		1,210,577

	Number of Shares	Value†

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	4,400	$272,140
Marriott International, Inc., Class A	6,866	688,728
Wyndham Worldwide Corp.	2,260	226,927
Wynn Resorts Ltd.	1,730	232,028

		1,419,823

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	12,728	1,367,751

Machinery — Diversified — 0.6%
Cummins, Inc.	3,374	547,331
Deere & Co.	6,432	794,931
Flowserve Corp.	2,800	130,004
Rockwell Automation, Inc.	2,771	448,791
Roper Technologies, Inc.	2,200	509,366
Xylem, Inc.	4,154	230,256

		2,660,679

Media — 3.0%
CBS Corp., Class B	8,054	513,684
Charter Communications, Inc., Class A*	4,700	1,583,195
Comcast Corp., Class A	103,108	4,012,963
Discovery Communications, Inc., Class A*	3,500	90,405
Discovery Communications, Inc., Class C*	4,700	118,487
DISH Network Corp., Class A*	5,000	313,800
News Corp., Class A	9,115	124,876
News Corp., Class B	2,500	35,375
Nielsen Holdings PLC	7,400	286,084
Scripps Networks Interactive, Inc., Class A	2,056	140,445
The Walt Disney Co.	31,687	3,366,744
Time Warner, Inc.	16,904	1,697,331
Twenty-First Century Fox, Inc., Class A	22,792	645,925
Twenty-First Century Fox, Inc., Class B	10,400	289,848
Viacom, Inc., Class B	7,381	247,780

		13,466,942

Mining — 0.2%
Freeport-McMoRan, Inc.*	29,996	360,252
Newmont Mining Corp.	11,883	384,890

		745,142

Miscellaneous Manufacturing — 2.8%
3M Co.	13,080	2,723,125
Danaher Corp.	13,268	1,119,686
Dover Corp.	3,405	273,149
Eaton Corp. PLC	9,706	755,418
General Electric Co.	190,374	5,142,002
Illinois Tool Works, Inc.	6,719	962,497
Ingersoll-Rand PLC	5,500	502,645
Leggett & Platt, Inc.	2,854	149,921
Parker-Hannifin Corp.	2,981	476,423
Pentair PLC	3,619	240,808
Textron, Inc.	6,076	286,180

		12,631,854

Office & Business Equipment — 0.0%
Xerox Corp.	4,539	130,398

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 4.7%
Anadarko Petroleum Corp.	12,059	$546,755
Apache Corp.	8,157	390,965
Cabot Oil & Gas Corp.	9,788	245,483
Chesapeake Energy Corp.*	18,110	90,007
Chevron Corp.	41,279	4,306,638
Cimarex Energy Co.	2,100	197,421
Concho Resources, Inc.*	3,200	388,896
ConocoPhillips	27,180	1,194,833
Devon Energy Corp.	11,729	374,976
EOG Resources, Inc.	12,616	1,142,000
EQT Corp.	3,600	210,924
Exxon Mobil Corp.	92,363	7,456,465
Helmerich & Payne, Inc.	2,300	124,982
Hess Corp.	5,697	249,927
Marathon Oil Corp.	18,151	215,089
Marathon Petroleum Corp.	11,227	587,509
Murphy Oil Corp.	3,917	100,393
Newfield Exploration Co.*	4,100	116,686
Noble Energy, Inc.	9,538	269,925
Occidental Petroleum Corp.	16,758	1,003,302
Phillips 66	9,640	797,132
Pioneer Natural Resources Co.	3,700	590,446
Range Resources Corp.	3,923	90,896
Tesoro Corp.	3,194	298,958
Valero Energy Corp.	9,840	663,807

		21,654,415

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	9,428	513,920
Halliburton Co.	19,069	814,437
National Oilwell Varco, Inc.	8,483	279,430
Schlumberger Ltd.	30,237	1,990,804
TechnipFMC PLC*	10,372	282,119
Transocean Ltd.*	8,300	68,309

		3,949,019

Packaging and Containers — 0.2%
Ball Corp.	7,852	331,433
Sealed Air Corp.	4,333	193,945
WestRock Co.	5,446	308,570

		833,948

Pharmaceuticals — 6.5%
Abbott Laboratories	37,895	1,842,088
AbbVie, Inc.	34,651	2,512,544
Allergan PLC	7,313	1,777,717
AmerisourceBergen Corp.	3,600	340,308
Bristol-Myers Squibb Co.	35,897	2,000,181
Cardinal Health, Inc.	6,782	528,453
Eli Lilly & Co.	21,254	1,749,204
Express Scripts Holding Co.*	12,864	821,238
Johnson & Johnson	58,721	7,768,201
Mallinckrodt PLC*	2,400	107,544
McKesson Corp.	4,625	760,997
Merck & Co., Inc.	59,730	3,828,096
Mylan NV*	10,356	402,020

	Number of Shares	Value†

Pharmaceuticals — (continued)
Perrigo Co. PLC	3,200	$241,664
Pfizer, Inc.	130,105	4,370,227
Zoetis, Inc.	10,707	667,903

		29,718,385

Pipelines — 0.4%
Kinder Morgan, Inc.	41,936	803,494
ONEOK, Inc.	8,300	432,928
The Williams Cos., Inc.	17,934	543,041

		1,779,463

Real Estate — 0.1%
Boston Properties, Inc.	3,442	423,435
CBRE Group, Inc., Class A*	6,401	232,996

		656,431

Retail — 5.5%
Advance Auto Parts, Inc.	1,600	186,544
AutoNation, Inc.*	1,319	55,609
AutoZone, Inc.*	606	345,699
Bed Bath & Beyond, Inc.	3,366	102,326
Best Buy Co., Inc.	5,768	330,679
CarMax, Inc.*	3,967	250,159
Chipotle Mexican Grill, Inc.*	600	249,660
Costco Wholesale Corp.	9,577	1,531,650
CVS Health Corp.	22,167	1,783,557
Darden Restaurants, Inc.	2,640	238,762
Dollar General Corp.	5,600	403,704
Dollar Tree, Inc.*	5,154	360,368
Foot Locker, Inc.	3,100	152,768
Kohl’s Corp.	4,001	154,719
L Brands, Inc.	5,260	283,461
Lowe’s Cos., Inc.	18,640	1,445,159
Macy’s, Inc.	7,027	163,307
McDonald’s Corp.	17,778	2,722,878
Nordstrom, Inc.	2,331	111,492
O’Reilly Automotive, Inc.*	2,000	437,480
PVH Corp.	1,700	194,650
Ross Stores, Inc.	8,471	489,031
Signet Jewelers Ltd.	1,600	101,184
Staples, Inc.	13,737	138,332
Starbucks Corp.	31,507	1,837,173
Target Corp.	12,032	629,153
The Gap, Inc.	5,282	116,151
The Home Depot, Inc.	26,046	3,995,456
The TJX Cos., Inc.	13,967	1,007,998
Tiffany & Co.	2,464	231,296
Tractor Supply Co.	3,000	162,630
Ulta Beauty, Inc.*	1,300	373,542
Wal-Mart Stores, Inc.	32,347	2,448,021
Walgreens Boots Alliance, Inc.	18,779	1,470,584
Yum! Brands, Inc.	7,325	540,292

		25,045,474

Savings & Loans — 0.0%
People’s United Financial, Inc.	6,500	114,790

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.4%
Advanced Micro Devices, Inc.*	17,000	$212,160
Analog Devices, Inc.	7,869	612,226
Applied Materials, Inc.	23,330	963,762
Broadcom Ltd.	8,751	2,039,421
Intel Corp.	102,803	3,468,573
KLA-Tencor Corp.	3,427	313,605
Lam Research Corp.	3,559	503,349
Microchip Technology, Inc.	4,518	348,699
Micron Technology, Inc.*	22,886	683,376
NVIDIA Corp.	12,954	1,872,630
Qorvo, Inc.*	2,800	177,296
QUALCOMM, Inc.	32,399	1,789,073
Skyworks Solutions, Inc.	4,000	383,800
Texas Instruments, Inc.	21,893	1,684,229
Xilinx, Inc.	5,364	345,012

		15,397,211

Software — 5.1%
Activision Blizzard, Inc.	15,000	863,550
Adobe Systems, Inc.*	10,758	1,521,611
Akamai Technologies, Inc.*	3,760	187,286
ANSYS, Inc.*	1,800	219,024
Autodesk, Inc.*	4,186	422,032
CA, Inc.	6,995	241,118
Cerner Corp.*	6,600	438,702
Citrix Systems, Inc.*	3,391	269,856
Electronic Arts, Inc.*	6,630	700,924
Fidelity National Information Services, Inc.	7,159	611,379
Fiserv, Inc.*	4,614	564,477
Intuit, Inc.	5,292	702,830
Microsoft Corp.	168,325	11,602,642
Oracle Corp.	65,424	3,280,359
Red Hat, Inc.*	3,900	373,425
salesforce.com, Inc.*	14,200	1,229,720
Synopsys, Inc.*	3,300	240,669

		23,469,604

Telecommunications — 3.1%
AT&T, Inc.	133,973	5,054,801
CenturyLink, Inc.	12,326	294,345
Cisco Systems, Inc.	108,912	3,408,946
Corning, Inc.	20,015	601,451
Juniper Networks, Inc.	7,971	222,231
Level 3 Communications, Inc.*	6,600	391,380
Motorola Solutions, Inc.	3,488	302,549
Verizon Communications, Inc.	88,873	3,969,068

		14,244,771

Textiles — 0.1%
Mohawk Industries, Inc.*	1,400	338,366

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,412	268,962
Mattel, Inc.	7,481	161,066

		430,028

	Number of Shares	Value†

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,139	$215,587
CSX Corp.	20,041	1,093,437
Expeditors International of Washington, Inc.	3,882	219,255
FedEx Corp.	5,366	1,166,193
J.B. Hunt Transport Services, Inc.	2,000	182,760
Kansas City Southern	2,400	251,160
Norfolk Southern Corp.	6,352	773,038
Union Pacific Corp.	17,569	1,913,440
United Parcel Service, Inc., Class B	15,074	1,667,034

		7,481,904

Water — 0.1%
American Water Works Co., Inc.	3,800	296,210

TOTAL COMMON STOCKS (Cost $226,566,546)		440,407,759

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.5%
Apartment Investment & Management Co., Class A	3,662	157,356
AvalonBay Communities, Inc.	2,992	574,973
Equity Residential	7,892	519,530
Essex Property Trust, Inc.	1,400	360,178
Mid-America Apartment Communities, Inc.	2,500	263,450
UDR, Inc.	6,000	233,820

		2,109,307

Building & Real Estate — 0.1%
Realty Income Corp.	6,100	336,598

Commercial Services — 0.0%
Iron Mountain, Inc.	5,697	195,749

Diversified — 0.6%
American Tower Corp.	9,259	1,225,151
Digital Realty Trust, Inc.	3,500	395,325
Vornado Realty Trust	3,787	355,599
Weyerhaeuser Co.	16,301	546,084

		2,522,159

Healthcare — 0.3%
HCP, Inc.	10,040	320,878
Ventas, Inc.	7,653	531,731
Welltower, Inc.	8,100	606,285

		1,458,894

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	16,376	299,190

Industrial — 0.2%
Prologis, Inc.	11,499	674,301

Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,000	240,940
SL Green Realty Corp.	2,300	243,340

		484,280

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.3%
GGP, Inc.	12,500	$294,500
Simon Property Group, Inc.	6,828	1,104,497
The Macerich Co.	2,800	162,568

		1,561,565

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,800	218,400
Public Storage	3,316	691,485

		909,885

Strip Centers — 0.1%
Federal Realty Investment Trust	1,600	202,224
Kimco Realty Corp.	9,564	175,499
Regency Centers Corp.	3,200	200,436

		578,159

Telecommunications — 0.3%
Crown Castle International Corp.	7,900	791,422
Equinix, Inc.	1,635	701,677

		1,493,099

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,968,948)		12,623,186

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill¤ 0.685%, 08/03/17 (Cost $374,765)	$375	374,725

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $721,802)	721,802	721,802

TOTAL INVESTMENTS — 99.4% (Cost $236,632,061)		$454,127,472

Other Assets & Liabilities — 0.6%		2,530,301

TOTAL NET ASSETS — 100.0%		$456,657,773

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$440,407,759	$440,407,759	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,623,186	12,623,186	—	—
U.S. TREASURY OBLIGATIONS	374,725	—	374,725	—
SHORT-TERM INVESTMENTS	721,802	721,802	—	—

TOTAL INVESTMENTS	$454,127,472	$453,752,747	$374,725	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.4%
Aerospace & Defense — 1.5%
Harris Corp.	15,484	$1,688,995

Apparel — 1.5%
Burberry Group PLC	66,008	1,428,004
Under Armour, Inc., Class C*	15,275	307,944

		1,735,948

Auto Parts & Equipment — 3.2%
BorgWarner, Inc.	55,841	2,365,425
WABCO Holdings, Inc.*	9,610	1,225,371

		3,590,796

Banks — 5.4%
First Republic Bank	23,016	2,303,901
Northern Trust Corp.	21,518	2,091,765
Signature Bank*	12,307	1,766,424

		6,162,090

Building Materials — 1.6%
Fortune Brands Home & Security, Inc.	27,548	1,797,231

Chemicals — 1.0%
Axalta Coating Systems Ltd.*	35,827	1,147,897

Commercial Services — 6.8%
Allegion PLC	16,478	1,336,695
CoStar Group, Inc.*	12,916	3,404,658
MarketAxess Holdings, Inc.	4,833	971,916
Square, Inc.*	46,862	1,099,383
TransUnion*	19,608	849,222

		7,661,874

Distribution & Wholesale — 3.3%
Fastenal Co.	84,865	3,694,173

Diversified Financial Services — 4.6%
CME Group, Inc.	24,602	3,081,154
Ellie Mae, Inc.*	10,942	1,202,635
Oaktree Capital Group LLC	20,566	958,376

		5,242,165

Electrical Components & Equipment — 0.3%
Generac Holdings, Inc.*	8,480	306,382

Electronics — 2.2%
Trimble, Inc.*	71,625	2,554,864

Food — 5.5%
Blue Buffalo Pet Products, Inc.*	56,985	1,299,828
Snyder’s-Lance, Inc.	34,542	1,195,844
The Hain Celestial Group, Inc.*	38,924	1,511,030
Whole Foods Market, Inc.	53,955	2,272,045

		6,278,747

Healthcare Products — 7.7%
Align Technology, Inc.*	13,116	1,968,974
Edwards Lifesciences Corp.*	22,476	2,657,562
Intuitive Surgical, Inc.*	4,401	4,116,564

		8,743,100

	Number of Shares	Value†

Healthcare Services — 1.7%
Laboratory Corp. of America Holdings*	12,503	$1,927,212

Household Products & Wares — 1.0%
The Scotts Miracle-Gro Co.	12,219	1,093,112

Internet — 5.7%
GrubHub, Inc.*	54,623	2,381,563
MercadoLibre, Inc.	10,211	2,561,736
Pandora Media, Inc.*	165,922	1,480,024

		6,423,323

Leisure Time — 2.9%
Norwegian Cruise Line Holdings Ltd.*	14,682	797,086
Polaris Industries, Inc.	26,912	2,482,094

		3,279,180

Machinery — Diversified — 3.2%
IDEX Corp.	17,668	1,996,661
Wabtec Corp.	17,517	1,602,805

		3,599,466

Miscellaneous Manufacturing — 1.3%
A.O. Smith Corp.	26,042	1,466,946

Oil & Gas — 2.8%
Cabot Oil & Gas Corp.	48,369	1,213,094
Cimarex Energy Co.	9,253	869,875
Noble Energy, Inc.	39,907	1,129,368

		3,212,337

Pharmaceuticals — 9.6%
ACADIA Pharmaceuticals, Inc.*	50,336	1,403,871
Alkermes PLC*	31,921	1,850,460
BioMarin Pharmaceutical, Inc.*	18,523	1,682,259
Jazz Pharmaceuticals PLC*	7,683	1,194,706
Pacira Pharmaceuticals, Inc.*	16,891	805,701
Zoetis, Inc.	62,770	3,915,593

		10,852,590

Retail — 10.9%
Chipotle Mexican Grill, Inc.*	2,873	1,195,455
Duluth Holdings, Inc., Class B*	21,785	396,705
Dunkin’ Brands Group, Inc.	40,226	2,217,257
Lululemon Athletica, Inc.*	32,657	1,948,643
Tiffany & Co.	29,249	2,745,604
Tractor Supply Co.	42,884	2,324,742
Williams-Sonoma, Inc.	31,878	1,546,083

		12,374,489

Semiconductors — 3.7%
Maxim Integrated Products, Inc.	34,774	1,561,352
Microchip Technology, Inc.	33,665	2,598,265

		4,159,617

Software — 9.1%
Electronic Arts, Inc.*	30,181	3,190,735
Guidewire Software, Inc.*	19,652	1,350,289
Red Hat, Inc.*	23,667	2,266,115

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
ServiceNow, Inc.*	25,294	$2,681,164
Tyler Technologies, Inc.*	4,886	858,324

		10,346,627

Telecommunications — 0.9%
Arista Networks, Inc.*	6,720	1,006,589

Transportation — 2.0%
Expeditors International of Washington, Inc.	41,095	2,321,046

TOTAL COMMON STOCKS (Cost $94,778,556)		112,666,796

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,427,240)	1,427,240	1,427,240

TOTAL INVESTMENTS — 100.7% (Cost $96,205,796)		$114,094,036

Other Assets & Liabilities — (0.7)%		(769,299)

TOTAL NET ASSETS — 100.0%		$113,324,737

†	See Security Valuation Note.
*	Non-income producing security.
LLC	— Limited Liability Company.
PLC	— Public Limited Company.

Country Weightings as of 06/30/2017††
United States	90%
Ireland	4
Argentina	2
Canada	2
Bermuda	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$112,666,796	$112,666,796	$—	$—
SHORT-TERM INVESTMENTS	1,427,240	1,427,240	—	—

TOTAL INVESTMENTS	$114,094,036	$114,094,036	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $1,216,464 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Aerospace & Defense — 11.6%
AerCap Holdings N.V.*	119,000	$5,525,170
General Dynamics Corp.	29,350	5,814,235
Orbital ATK, Inc.	43,200	4,249,152
Rockwell Collins, Inc.	22,296	2,342,884
Spirit AeroSystems Holdings, Inc., Class A	43,100	2,497,214

		20,428,655

Airlines — 2.4%
American Airlines Group, Inc.	84,700	4,262,104

Banks — 5.8%
BB&T Corp.	52,200	2,370,402
Comerica, Inc.	52,600	3,852,424
State Street Corp.	44,800	4,019,904

		10,242,730

Building Materials — 2.4%
Johnson Controls International PLC	99,129	4,298,233

Chemicals — 4.3%
Ashland Global Holdings, Inc.	33,900	2,234,349
Valvoline, Inc.	222,567	5,279,288

		7,513,637

Commercial Services — 2.3%
Avis Budget Group, Inc.*	150,000	4,090,500

Computers — 6.3%
Conduent, Inc.*	168,600	2,687,484
Teradata Corp.*	110,200	3,249,798
Western Digital Corp.	58,223	5,158,558

		11,095,840

Electric — 5.2%
AES Corp.	270,700	3,007,477
Edison International	46,100	3,604,559
Flex Ltd.*	161,300	2,630,803

		9,242,839

Electronics — 1.1%
Itron, Inc.*	29,100	1,971,525

Entertainment — 1.2%
Lions Gate Entertainment Corp., Class A*	39,100	1,103,402
Lions Gate Entertainment Corp., Class B*	39,100	1,027,548

		2,130,950

Environmental Control — 1.9%
Covanta Holding Corp.	254,500	3,359,400

Food — 3.2%
TreeHouse Foods, Inc.*	26,400	2,156,616
Whole Foods Market, Inc.	83,500	3,516,185

		5,672,801

Gas — 2.5%
CenterPoint Energy, Inc.	160,000	4,380,800

Healthcare Products — 3.6%
Zimmer Biomet Holdings, Inc.	49,900	6,407,160

	Number of Shares	Value†

Healthcare Services — 4.2%
Envision Healthcare Corp.*	56,200	$3,522,054
Quintiles IMS Holdings Inc.*	43,600	3,902,200

		7,424,254

Home Furnishings — 2.2%
Whirlpool Corp.	20,300	3,889,886

Household Products & Wares — 1.9%
Avery Dennison Corp.	38,500	3,402,245

Lodging — 0.8%
Wyndham Worldwide Corp.	13,200	1,325,412

Media — 2.7%
CBS Corp., Class B	30,900	1,970,802
MSG Networks, Inc., Class A*	124,800	2,801,760

		4,772,562

Miscellaneous Manufacturing — 1.9%
Valmont Industries, Inc.	22,600	3,380,960

Oil & Gas — 2.1%
Cabot Oil & Gas Corp.	148,400	3,721,872

Pharmaceuticals — 4.0%
Perrigo Co. PLC	50,000	3,776,000
Teva Pharmaceutical Industries Ltd. ADR	96,300	3,199,086

		6,975,086

Pipelines — 3.5%
ONEOK, Inc.	67,000	3,494,720
The Williams Cos., Inc.	89,700	2,716,116

		6,210,836

Retail — 3.8%
Best Buy Co., Inc.	36,900	2,115,477
Macy’s, Inc.	111,900	2,600,556
Office Depot, Inc.	356,100	2,008,404

		6,724,437

Savings & Loans — 2.2%
BankUnited, Inc.	115,200	3,883,392

Semiconductors — 4.9%
ON Semiconductor Corp.*	314,200	4,411,368
Skyworks Solutions, Inc.	43,400	4,164,230

		8,575,598

Software — 5.1%
Check Point Software Technologies Ltd.*	49,200	5,366,736
Nuance Communications, Inc.*	213,788	3,722,049

		9,088,785

Telecommunications — 1.0%
Amdocs Ltd.	27,200	1,753,312

TOTAL COMMON STOCKS (Cost $129,739,901)		166,225,811

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.2%
Building & Real Estate — 4.2%
Colony Starwood Homes	108,020	$3,706,166
Starwood Property Trust, Inc.	165,900	3,714,501

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,737,831)		7,420,667

RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $49,509)		0

SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,045,943)	6,045,943	6,045,943

TOTAL INVESTMENTS — 101.7% (Cost $141,573,184)		$179,692,421

Other Assets & Liabilities — (1.7)%		(3,047,977)

TOTAL NET ASSETS — 100.0%		$176,644,444

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $0.

ADR — American Depository Receipt.

CVR — Contingent Valued Rights.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	86%
Ireland	5
Israel	5
Netherlands	3
Singapore	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$166,225,811	$166,225,811	$—	$—
REAL ESTATE INVESTMENT TRUSTS	7,420,667	7,420,667	—	—
RIGHTS	—	—	—	—
SHORT-TERM INVESTMENTS	6,045,943	6,045,943	—	—

TOTAL INVESTMENTS	$179,692,421	$179,692,421	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.3%
Apparel — 0.4%
Ralph Lauren Corp.	5,281	$389,738

Auto Manufacturers — 1.3%
Honda Motor Co. Ltd. ADR	34,154	935,478
PACCAR, Inc.	4,997	330,002

		1,265,480

Auto Parts & Equipment — 0.8%
Delphi Automotive PLC	8,239	722,148

Banks — 10.7%
Bank of Hawaii Corp.	5,529	458,741
BB&T Corp.	28,370	1,288,282
Comerica, Inc.	4,505	329,946
Commerce Bancshares, Inc.	16,911	961,052
M&T Bank Corp.	6,650	1,076,967
Northern Trust Corp.	30,741	2,988,333
State Street Corp.	7,528	675,487
SunTrust Banks, Inc.	8,241	467,430
The PNC Financial Services Group, Inc.	6,761	844,246
UMB Financial Corp.	4,707	352,366
Westamerica Bancorporation	13,969	782,823

		10,225,673

Building Materials — 2.9%
Johnson Controls International PLC	64,455	2,794,769

Diversified Financial Services — 3.9%
Ameriprise Financial, Inc.	10,239	1,303,322
Invesco Ltd.	44,659	1,571,550
T. Rowe Price Group, Inc.	11,579	859,278

		3,734,150

Electric — 7.3%
Ameren Corp.	12,396	677,689
Edison International	17,232	1,347,370
Eversource Energy	6,939	421,267
NorthWestern Corp.	9,828	599,704
PG&E Corp.	21,196	1,406,778
Pinnacle West Capital Corp.	8,149	693,969
Westar Energy, Inc.	7,736	410,163
Xcel Energy, Inc.	29,620	1,358,966

		6,915,906

Electrical Components & Equipment — 2.1%
Emerson Electric Co.	14,220	847,796
Hubbell, Inc.	10,441	1,181,608

		2,029,404

Electronics — 3.2%
Keysight Technologies, Inc.*	30,898	1,202,859
Koninklijke Philips N.V.	25,868	918,708
TE Connectivity Ltd.	11,798	928,267

		3,049,834

Environmental Control — 0.8%
Republic Services, Inc.	12,113	771,961

	Number of Shares	Value†

Food — 6.4%
Conagra Brands, Inc.	42,108	$1,505,782
General Mills, Inc.	15,346	850,168
Kellogg Co.	12,106	840,883
Lamb Weston Holdings, Inc.	6,570	289,343
Mondelez International, Inc., Class A	29,347	1,267,497
Sysco Corp.	17,312	871,313
The J.M. Smucker Co.	4,215	498,761

		6,123,747

Gas — 1.4%
Atmos Energy Corp.	7,178	595,415
Spire, Inc.	10,691	745,697

		1,341,112

Healthcare Products — 3.5%
Baxter International, Inc.	8,761	530,391
STERIS PLC	8,529	695,113
Zimmer Biomet Holdings, Inc.	16,334	2,097,286

		3,322,790

Healthcare Services — 3.0%
HCA Healthcare, Inc.*	7,772	677,719
LifePoint Health, Inc.*	18,653	1,252,549
Quest Diagnostics, Inc.	8,227	914,513

		2,844,781

Home Builders — 0.8%
PulteGroup, Inc.	31,036	761,313

Insurance — 6.1%
Aflac, Inc.	6,564	509,891
Arthur J Gallagher & Co.	10,611	607,480
Brown & Brown, Inc.	12,399	534,025
Chubb Ltd.	8,255	1,200,112
ProAssurance Corp.	7,372	448,218
Reinsurance Group of America, Inc.	6,813	874,721
The Travelers Cos, Inc.	3,036	384,145
Torchmark Corp.	4,085	312,502
Unum Group	20,638	962,350

		5,833,444

Leisure Time — 0.8%
Carnival Corp.	11,625	762,251

Machinery — Diversified — 1.3%
Cummins, Inc.	5,118	830,242
Rockwell Automation, Inc.	2,696	436,644

		1,266,886

Miscellaneous Manufacturing — 3.2%
Ingersoll-Rand PLC	13,785	1,259,811
ITT, Inc.	2,739	110,053
Parker-Hannifin Corp.	3,444	550,420
Textron, Inc.	24,963	1,175,758

		3,096,042

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 9.6%
Anadarko Petroleum Corp.	20,796	$942,891
Cimarex Energy Co.	2,653	249,409
Devon Energy Corp.	22,283	712,387
EQT Corp.	29,085	1,704,090
Helmerich & Payne, Inc.	10,948	594,914
Imperial Oil Ltd.	54,665	1,593,412
Marathon Petroleum Corp.	18,170	950,836
Noble Energy, Inc.	42,204	1,194,373
Occidental Petroleum Corp.	19,602	1,173,572

		9,115,884

Oil & Gas Services — 2.9%
Baker Hughes, Inc.	25,415	1,385,372
Halliburton Co.	7,788	332,625
National Oilwell Varco, Inc.	32,039	1,055,365

		2,773,362

Packaging and Containers — 2.9%
Bemis Co., Inc.	18,151	839,484
Graphic Packaging Holding Co.	3,417	47,086
Sonoco Products Co.	15,621	803,232
WestRock Co.	19,400	1,099,204

		2,789,006

Pharmaceuticals — 3.1%
Abbott Laboratories	11,065	537,870
Cardinal Health, Inc.	11,548	899,820
Express Scripts Holding Co.*	12,741	813,385
McKesson Corp.	4,299	707,358

		2,958,433

Pipelines — 0.4%
Spectra Energy Partners LP	9,097	390,261

Real Estate — 0.2%
Boston Properties, Inc.	1,633	200,892

Retail — 1.8%
Advance Auto Parts, Inc.	8,746	1,019,696
Target Corp.	14,020	733,106

		1,752,802

Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	58,118	825,857

Semiconductors — 4.6%
Applied Materials, Inc.	27,179	1,122,764
Lam Research Corp.	7,274	1,028,762
Maxim Integrated Products, Inc.	27,942	1,254,596
Teradyne, Inc.	33,292	999,759

		4,405,881

Telecommunications — 1.2%
Level 3 Communications, Inc.*	19,032	1,128,598

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	28,660	617,050

	Number of Shares	Value†

Transportation — 1.1%
Heartland Express, Inc.	50,692	$1,055,407

TOTAL COMMON STOCKS (Cost $74,171,231)		$85,264,862

REAL ESTATE INVESTMENT TRUSTS — 4.8%
Diversified — 3.0%
American Tower Corp.	6,531	864,182
Weyerhaeuser Co.	58,179	1,948,996

		2,813,178

Hotels & Resorts — 0.6%
MGM Growth Properties LLC, Class A	19,284	562,900

Office Property — 1.2%
Empire State Realty Trust, Inc., Class A	17,880	371,368
Piedmont Office Realty Trust, Inc., Class A	37,217	784,534

		1,155,902

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,920,131)		4,531,980

EXCHANGE TRADED FUNDS — 2.5%
Investment Companies — 2.5%
iShares Russell Mid-Cap Value Index Fund (Cost $2,244,720)	28,536	2,399,592

SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,768,834)	2,768,834	2,768,834

TOTAL INVESTMENTS — 99.5% (Cost $83,104,916)		$94,965,268

Other Assets & Liabilities — 0.5%		514,022

TOTAL NET ASSETS — 100.0%		$95,479,290

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	90%
Ireland	3
Canada	2
Switzerland	2
Japan	1
Netherlands	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2017

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$85,264,862	$85,264,862	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,531,980	4,531,980	—	—
EXCHANGE TRADED FUNDS	2,399,592	2,399,592	—	—
SHORT-TERM INVESTMENTS	2,768,834	2,768,834	—	—

TOTAL INVESTMENTS	$94,965,268	$94,965,268	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $1,109,306 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Aerospace & Defense — 2.4%
Aerovironment, Inc.*	19,280	$736,496
L3 Technologies, Inc.	4,298	718,110

		1,454,606

Auto Parts & Equipment — 1.1%
WABCO Holdings, Inc.*	5,279	673,125

Banks — 3.6%
Eagle Bancorp, Inc.*	18,384	1,163,707
First Republic Bank	10,626	1,063,663

		2,227,370

Beverages — 1.3%
MGP Ingredients, Inc.	16,072	822,404

Biotechnology — 2.5%
Acceleron Pharma, Inc.*	11,237	341,492
Alder Biopharmaceuticals, Inc.*	7,950	91,028
Exelixis, Inc.*	25,040	616,735
Ultragenyx Pharmaceutical, Inc.*	8,112	503,836

		1,553,091

Building Materials — 2.3%
Fortune Brands Home & Security, Inc.	12,055	786,468
Summit Materials, Inc., Class A*	21,427	618,596

		1,405,064

Chemicals — 4.2%
Ashland Global Holdings, Inc.	6,764	445,815
RPM International, Inc.	25,659	1,399,699
Valvoline, Inc.	31,125	738,282

		2,583,796

Commercial Services — 5.5%
Gartner, Inc.*	2,835	350,151
Global Payments, Inc.	11,806	1,066,318
Healthcare Services Group, Inc.	24,587	1,151,409
Total System Services, Inc.	14,036	817,597

		3,385,475

Computers — 2.5%
Electronics For Imaging, Inc.*	26,184	1,240,598
Kornit Digital Ltd.*	13,678	264,669

		1,505,267

Diversified Financial Services — 5.1%
Affiliated Managers Group, Inc.	5,724	949,383
Evercore Partners, Inc., Class A	5,207	367,093
Lazard Ltd., Class A	24,803	1,149,123
SLM Corp.*	56,480	649,520

		3,115,119

Electrical Components & Equipment — 1.0%
Hubbell, Inc.	5,640	638,279

Electronics — 8.2%
Agilent Technologies, Inc.	11,999	711,661
Amphenol Corp., Class A	8,428	622,155
Badger Meter, Inc.	15,284	609,067

	Number of Shares	Value†

Electronics — (continued)
Mettler-Toledo International, Inc.*	1,919	$1,129,408
PerkinElmer, Inc.	14,447	984,419
Sensata Technologies Holding NV*	22,158	946,590

		5,003,300

Food — 1.6%
Blue Buffalo Pet Products, Inc.*	25,098	572,486
Snyder’s-Lance, Inc.	11,757	407,027

		979,513

Healthcare Products — 5.6%
ABIOMED, Inc.*	6,687	958,247
C.R. Bard, Inc.	985	311,368
ICU Medical, Inc.*	3,898	672,405
IDEXX Laboratories, Inc.*	1,101	177,724
Nevro Corp.*	11,830	880,507
West Pharmaceutical Services, Inc.	4,791	452,845

		3,453,096

Healthcare Services — 2.2%
Acadia Healthcare Co., Inc.*	14,936	737,540
WellCare Health Plans, Inc.*	3,402	610,863

		1,348,403

Home Builders — 1.0%
M/I Homes, Inc.*	21,071	601,577

Household Products & Wares — 1.4%
Avery Dennison Corp.	9,862	871,505

Internet — 1.6%
GoDaddy, Inc., Class A*	22,640	960,389

Machinery — Diversified — 8.9%
Cognex Corp.	4,073	345,798
Graco, Inc.	2,809	306,968
IDEX Corp.	5,790	654,328
Tennant Co.	7,510	554,238
The Gorman-Rupp Co.	11,011	280,450
The Middleby Corp.*	12,846	1,560,917
Xylem, Inc.	31,681	1,756,078

		5,458,777

Miscellaneous Manufacturing — 1.6%
John Bean Technologies Corp.	9,816	961,968

Oil & Gas — 1.7%
Concho Resources, Inc.*	3,401	413,323
Diamondback Energy, Inc.*	7,291	647,514

		1,060,837

Oil & Gas Services — 0.3%
Dril-Quip, Inc.*	4,044	197,347

Pharmaceuticals — 6.0%
ACADIA Pharmaceuticals, Inc.*	21,087	588,116
Agios Pharmaceuticals, Inc.*	8,637	444,374
Alkermes PLC*	15,502	898,651
Galapagos NV ADR*	3,663	280,293

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Neogen Corp.*	3,430	$237,047
Neurocrine Biosciences, Inc.*	12,870	592,020
Sarepta Therapeutics, Inc.*	3,210	108,209
TESARO, Inc.*	3,816	533,706

		3,682,416

Real Estate — 1.1%
HFF, Inc., Class A	18,457	641,750

Retail — 8.8%
Advance Auto Parts, Inc.	3,742	436,280
Burlington Stores, Inc.*	7,315	672,907
Dunkin’ Brands Group, Inc.	10,614	585,044
Five Below, Inc.*	14,436	712,705
Jack in the Box, Inc.	4,687	461,670
PVH Corp.	6,001	687,114
Shake Shack, Inc., Class A*	9,723	339,138
Tractor Supply Co.	4,608	249,800
Ulta Beauty, Inc.*	1,942	558,014
Wingstop, Inc.	21,438	662,434

		5,365,106

Semiconductors — 3.2%
Advanced Micro Devices, Inc.*	22,360	279,053
Cavium, Inc.*	5,629	349,730
Monolithic Power Systems, Inc.	4,310	415,484
Qorvo, Inc.*	4,300	272,276
Xilinx, Inc.	9,547	614,063

		1,930,606

Software — 10.8%
athenahealth, Inc.*	3,380	475,059
Black Knight Financial Services, Inc., Class A*	31,088	1,273,053
Evolent Health, Inc., Class A*	12,844	325,595
InterXion Holding NV*	17,518	801,974
Red Hat, Inc.*	5,873	562,340
ServiceNow, Inc.*	5,694	603,564
Splunk, Inc.*	10,966	623,856
Tableau Software, Inc., Class A*	2,361	144,658
The Ultimate Software Group, Inc.*	3,613	758,947
Tyler Technologies, Inc.*	6,113	1,073,871

		6,642,917

Telecommunications — 0.7%
SBA Communications Corp.*	2,929	395,122

TOTAL COMMON STOCKS (Cost $53,105,920)		58,918,225

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,383,054)	3,383,054	$3,383,054

TOTAL INVESTMENTS — 101.7% (Cost $56,488,974)		$62,301,279

Other Assets & Liabilities — (1.7)%		(1,023,789)

TOTAL NET ASSETS — 100.0%		$61,277,490

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	95%
Bermuda	2
Belgium	1
Ireland	1
Netherlands	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$58,918,225	$58,918,225	$—	$—
SHORT-TERM INVESTMENTS	3,383,054	3,383,054	—	—

TOTAL INVESTMENTS	$62,301,279	$62,301,279	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 1.0%
Esterline Technologies Corp.*	8,770	$831,396

Airlines — 1.1%
SkyWest, Inc.	26,350	924,885

Apparel — 0.7%
Crocs, Inc.*	68,670	529,446

Auto Manufacturers — 1.4%
Oshkosh Corp.	16,300	1,122,744

Auto Parts & Equipment — 3.6%
Cooper-Standard Holding, Inc.*	4,823	486,496
Dana, Inc.	45,450	1,014,898
Lear Corp.	4,923	699,460
Tenneco, Inc.	12,230	707,261

		2,908,115

Banks — 10.7%
Associated Banc-Corp.	36,210	912,492
Comerica, Inc.	17,205	1,260,094
Fulton Financial Corp.	46,910	891,290
Huntington Bancshares, Inc.	97,200	1,314,144
Synovus Financial Corp.	23,040	1,019,290
Texas Capital Bancshares, Inc.*	10,650	824,310
Webster Financial Corp.	20,888	1,090,771
Zions Bancorporation	29,260	1,284,807

		8,597,198

Beverages — 0.6%
Cott Corp.	33,151	478,700

Chemicals — 1.5%
Huntsman Corp.	26,590	687,085
Ingevity Corp.*	8,349	479,233

		1,166,318

Commercial Services — 4.5%
ABM Industries, Inc.	13,420	557,198
Booz Allen Hamilton Holding Corp.	31,455	1,023,546
Quanta Services, Inc.*	26,041	857,270
Sotheby’s*	21,405	1,148,806

		3,586,820

Computers — 4.7%
Convergys Corp.	26,493	630,003
Genpact Ltd.	40,520	1,127,672
NCR Corp.*	28,476	1,162,960
VeriFone Systems, Inc.*	48,940	885,814

		3,806,449

Diversified Financial Services — 0.6%
OneMain Holdings, Inc.*	19,580	481,472

Electric — 3.3%
NorthWestern Corp.	11,940	728,579
PNM Resources, Inc.	27,730	1,060,673
Portland General Electric Co.	19,270	880,446

		2,669,698

	Number of Shares	Value†

Electrical Components & Equipment — 1.1%
EnerSys	12,380	$896,931

Electronics — 2.1%
Avnet, Inc.	24,680	959,558
Vishay Intertechnology, Inc.	42,410	704,006

		1,663,564

Engineering & Construction — 2.3%
AECOM*	29,444	951,924
Tutor Perini Corp.*	30,540	878,025

		1,829,949

Entertainment — 1.4%
Regal Entertainment Group, Class A	56,130	1,148,420

Food — 0.7%
Ingredion, Inc.	4,700	560,287

Gas — 0.5%
Southwest Gas Holdings, Inc.	5,950	434,707

Hand & Machine Tools — 1.3%
Regal Beloit Corp.	13,200	1,076,460

Healthcare Services — 5.6%
ICON PLC*	12,460	1,218,463
LifePoint Health, Inc.*	17,550	1,178,483
Molina Healthcare, Inc.*	14,620	1,011,412
WellCare Health Plans, Inc.*	6,040	1,084,542

		4,492,900

Home Builders — 2.1%
CalAtlantic Group, Inc.	29,620	1,047,067
PulteGroup, Inc.	27,530	675,311

		1,722,378

Insurance — 8.1%
American Financial Group, Inc.	11,654	1,158,058
Essent Group Ltd.*	32,604	1,210,912
First American Financial Corp.	21,440	958,154
Reinsurance Group of America, Inc.	9,300	1,194,027
Selective Insurance Group, Inc.	13,960	698,698
The Hanover Insurance Group, Inc.	5,290	468,853
Validus Holdings Ltd.	15,830	822,685

		6,511,387

Internet — 1.2%
CDW Corp.	15,770	986,098

Machinery — Construction & Mining — 1.5%
Terex Corp.	32,880	1,233,000

Machinery — Diversified — 1.3%
SPX FLOW, Inc.*	27,330	1,007,930

Media — 0.8%
Scholastic Corp.	14,840	646,876

Miscellaneous Manufacturing — 1.3%
Trinseo SA	14,690	1,009,203

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office Furnishings — 0.8%
Steelcase, Inc., Class A	47,752	$668,528

Oil & Gas — 3.3%
Helmerich & Payne, Inc.	11,750	638,495
Oasis Petroleum, Inc.*	63,080	507,794
QEP Resources, Inc.*	83,730	845,673
SM Energy Co.	41,090	679,218

		2,671,180

Oil & Gas Services — 4.2%
Helix Energy Solutions Group, Inc.*	31,070	175,235
HollyFrontier Corp.	26,710	733,724
Oil States International, Inc.*	20,030	543,815
RPC, Inc.	55,720	1,126,101
SRC Energy, Inc.*	117,150	788,419

		3,367,294

Packaging and Containers — 1.5%
Graphic Packaging Holding Co.	86,240	1,188,387

Retail — 5.7%
Bloomin’ Brands, Inc.	45,990	976,368
Brinker International, Inc.	22,845	870,394
Burlington Stores, Inc.*	5,785	532,162
Caleres, Inc.	28,920	803,398
The Children’s Place, Inc.	5,337	544,908
The Michaels Cos, Inc.*	47,950	888,034

		4,615,264

Semiconductors — 3.9%
Cypress Semiconductor Corp.	83,500	1,139,775
Integrated Device Technology, Inc.*	31,170	803,874
Mellanox Technologies Ltd.*	11,140	482,362
Qorvo, Inc.*	11,524	729,700

		3,155,711

Software — 1.3%
Verint Systems, Inc.*	25,165	1,024,215

Telecommunications — 4.4%
Amdocs Ltd.	19,325	1,245,689
Anixter International, Inc.*	13,630	1,065,866
Infinera Corp.*	59,570	635,612
NETGEAR, Inc.*	13,565	584,652

		3,531,819

Transportation — 3.0%
Atlas Air Worldwide Holdings, Inc.*	13,870	723,321
Ryder System, Inc.	10,755	774,145
Werner Enterprises, Inc.	29,970	879,619

		2,377,085

TOTAL COMMON STOCKS (Cost $61,328,161)		74,922,814

REAL ESTATE INVESTMENT TRUSTS — 4.0%
Apartments — 1.4%
Education Realty Trust, Inc.	28,360	1,098,950

	Number of Shares	Value†

Office Property — 2.6%
Empire State Realty Trust, Inc., Class A	37,183	$772,291
Gramercy Property Trust	44,163	1,312,073

		2,084,364

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,091,355)		3,183,314

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,135,451)	1,135,451	1,135,451

TOTAL INVESTMENTS — 98.5% (Cost $65,554,967)		$79,241,579

Other Assets & Liabilities — 1.5%		1,231,597

TOTAL NET ASSETS — 100.0%		$80,473,176

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,922,814	$74,922,814	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,183,314	3,183,314	—	—
SHORT-TERM INVESTMENTS	1,135,451	1,135,451	—	—

TOTAL INVESTMENTS	$79,241,579	$79,241,579	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Advertising — 0.3%
Yext, Inc.*	19,425	$258,935

Aerospace & Defense — 2.3%
HEICO Corp., Class A	34,713	2,153,957

Apparel — 0.7%
Carter’s, Inc.	7,850	698,258

Auto Parts & Equipment — 1.2%
Gentherm, Inc.*	13,670	530,396
Visteon Corp.*	6,129	625,526

		1,155,922

Banks — 1.9%
Bank of the Ozarks	12,575	589,390
Kearny Financial Corp.	39,534	587,080
SVB Financial Group*	3,741	657,631

		1,834,101

Beverages — 0.2%
Britvic PLC	16,004	144,244

Biotechnology — 2.3%
Ligand Pharmaceuticals, Inc.*	6,736	817,750
NeoGenomics, Inc.*	62,314	558,334
Puma Biotechnology, Inc.*	9,278	810,897

		2,186,981

Building Materials — 1.6%
Summit Materials, Inc., Class A*	28,617	826,182
Trex Co., Inc.*	9,734	658,603

		1,484,785

Chemicals — 3.4%
CSW Industrials, Inc.*	20,974	810,645
H.B. Fuller Co.	10,630	543,299
Sensient Technologies Corp.	23,163	1,865,317

		3,219,261

Commercial Services — 13.9%
Alarm.com Holdings, Inc.*	18,623	700,784
CoStar Group, Inc.*	4,423	1,165,903
Euronet Worldwide, Inc.*	23,198	2,026,809
Gartner, Inc.*	10,488	1,295,396
Healthcare Services Group, Inc.	14,031	657,072
HealthEquity, Inc.*	13,882	691,740
MarketAxess Holdings, Inc.	5,661	1,138,427
MAXIMUS, Inc.	15,230	953,855
Nord Anglia Education Inc.*	25,269	823,011
Rollins, Inc.	12,096	492,428
ServiceMaster Global Holdings, Inc.*	43,520	1,705,549
SP Plus Corp.*	12,820	391,651
The Advisory Board Co.*	12,280	632,420
WEX, Inc.*	5,724	596,841

		13,271,886

Computers — 3.8%
Cadence Design Systems, Inc.*	61,730	2,067,338
Jack Henry & Associates, Inc.	14,901	1,547,767

		3,615,105

	Number of Shares	Value†

Diversified Financial Services — 3.0%
Financial Engines, Inc.	22,698	$830,747
LPL Financial Holdings, Inc.	25,933	1,101,115
SLM Corp.*	44,711	514,177
WisdomTree Investments, Inc.	38,160	388,087

		2,834,126

Electrical Components & Equipment — 2.6%
Belden, Inc.	21,715	1,637,962
EnerSys	11,813	855,852

		2,493,814

Electronics — 3.0%
CTS Corp.	33,276	718,762
National Instruments Corp.	15,914	640,061
OSI Systems, Inc.*	11,766	884,215
Sensata Technologies Holding NV*	14,877	635,545

		2,878,583

Energy-Alternate Sources — 0.4%
SolarEdge Technologies, Inc.*	17,873	357,460

Entertainment — 2.4%
AMC Entertainment Holdings, Inc., Class A	28,533	649,126
Cedar Fair LP	13,805	995,340
Manchester United PLC, Class A	32,130	522,113
National CineMedia, Inc.	18,953	140,631

		2,307,210

Environmental Control — 0.6%
Clean Harbors, Inc.*	10,827	604,471

Food — 0.4%
Amplify Snack Brands, Inc.*	35,275	340,051

Hand & Machine Tools — 0.6%
Kennametal, Inc.	15,536	581,357

Healthcare Products — 5.7%
Bio-Techne Corp.	8,750	1,028,125
Glaukos Corp.*	10,864	450,530
Globus Medical, Inc., Class A*	14,754	489,095
ICU Medical, Inc.*	5,450	940,125
Merit Medical Systems, Inc.*	15,732	600,176
Nevro Corp.*	4,663	347,067
STERIS PLC	19,602	1,597,563

		5,452,681

Healthcare Services — 1.9%
Catalent, Inc.*	50,769	1,781,992

Hotels & Resorts — 0.5%
Playa Hotels & Resorts NV*	36,390	434,863

Household Products & Wares — 1.1%
Ontex Group NV	30,563	1,085,975

Insurance — 0.6%
RLI Corp.	11,306	617,534

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 2.6%
ChannelAdvisor Corp.*	27,144	$313,513
MakeMyTrip Ltd.*	10,826	363,212
The Trade Desk Inc., Class A*	11,050	553,716
Zendesk, Inc.*	16,395	455,453
Zillow Group, Inc., Class A*	16,070	784,859

		2,470,753

Machinery — Diversified — 1.7%
Nordson Corp.	8,579	1,040,804
Wabtec Corp.	6,093	557,510

		1,598,314

Medical Instruments — 0.1%
Novadaq Technologies, Inc.*	7,674	89,939

Metal Fabricate/Hardware — 1.1%
Rexnord Corp.*	47,012	1,093,029

Miscellaneous Manufacturing — 2.9%
Hillenbrand, Inc.	23,983	865,786
ITT, Inc.	18,637	748,835
Proto Labs, Inc.*	7,891	530,670
Standex International Corp.	6,675	605,422

		2,750,713

Oil & Gas Services — 0.3%
Dril-Quip, Inc.*	5,566	271,621

Pharmaceuticals — 7.0%
ACADIA Pharmaceuticals, Inc.*	19,663	548,401
Amicus Therapeutics, Inc.*	27,750	279,442
Axovant Sciences Ltd.*	8,115	188,187
DBV Technologies SA ADR*	13,870	495,298
Diplomat Pharmacy, Inc.*	19,795	292,966
Eagle Pharmaceuticals, Inc.*	10,976	865,897
GW Pharmaceuticals PLC ADR*	3,615	362,404
Heron Therapeutics, Inc.*	26,886	372,371
Ironwood Pharmaceuticals, Inc.*	41,173	777,346
Knight Therapeutics Inc.*	66,568	528,212
Neurocrine Biosciences, Inc.*	9,227	424,442
Prestige Brands Holdings, Inc.*	19,245	1,016,328
Teligent, Inc.*	53,370	488,335

		6,639,629

Publishing / Newspapers — 0.8%
Cimpress NV*	8,436	797,455

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	4,721	590,125
The St. Joe Co.*	19,337	362,569

		952,694

Real Estate Investment Trusts — 1.0%
Lamar Advertising Co., Class A	12,840	944,639

Retail — 4.5%
Biglari Holdings, Inc.*	2,905	1,161,245
Casey’s General Stores, Inc.	4,588	491,420
Dunkin’ Brands Group, Inc.	11,852	653,282

	Number of Shares	Value†

Retail — (continued)
Sally Beauty Holdings, Inc.*	43,979	$890,575
Texas Roadhouse, Inc.	12,600	641,970
Williams-Sonoma, Inc.	9,760	473,360

		4,311,852

Semiconductors — 1.9%
ON Semiconductor Corp.*	89,207	1,252,466
Xperi Corp.	17,495	521,351

		1,773,817

Software — 13.8%
ACI Worldwide, Inc.*	20,126	450,219
athenahealth, Inc.*	5,378	755,878
Blackbaud, Inc.	25,517	2,188,083
Broadridge Financial Solutions, Inc.	27,726	2,094,976
Callidus Software, Inc.*	25,966	628,377
Cision Ltd.*	52,562	540,863
Envestnet, Inc.*	24,811	982,516
Guidewire Software, Inc.*	11,394	782,882
Instructure, Inc.*	19,385	571,857
RealPage, Inc.*	20,827	748,731
SPS Commerce, Inc.*	7,713	491,781
SS&C Technologies Holdings, Inc.	55,381	2,127,184
The Descartes Systems Group, Inc.*	33,005	802,982

		13,166,329

Telecommunications — 2.2%
Nice Ltd. ADR	26,828	2,111,900

Transportation — 1.7%
Landstar System, Inc.	8,016	686,170
Old Dominion Freight Line, Inc.	10,169	968,495

		1,654,665

TOTAL COMMON STOCKS (Cost $67,272,097)		92,420,901

RIGHTS — 0.1%
Pharmaceuticals — 0.1%
Dyax Corp. CVR*~ (Cost $0)	36,639	40,669

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,416,598)	3,416,598	3,416,598

TOTAL INVESTMENTS — 100.7% (Cost $70,688,695)		$95,878,168

Other Assets & Liabilities — (0.7)%		(625,319)

TOTAL NET ASSETS — 100.0%		$95,252,849

~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $40,669.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

CVR — Contingent Valued Rights

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2017††
United States	89%
Israel	3
United Kingdom	3
Belgium	1
Canada	1
Hong Kong	1
Netherlands	1
Other	1

Total	100%

††%	of total investments as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$92,420,901	$92,420,901	$—	$—
RIGHTS	40,669	—	40,669	—
SHORT-TERM INVESTMENTS	3,416,598	3,416,598	—	—

TOTAL INVESTMENTS	$95,878,168	$95,837,499	$40,669	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $1,138,838 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.1%
Aerospace & Defense — 2.7%
Curtiss-Wright Corp.	10,096	$926,611
Esterline Technologies Corp.*	15,576	1,476,605
Kaman Corp.	23,295	1,161,721
KLX, Inc.*	32,622	1,631,100
Moog, Inc., Class A*	18,850	1,351,922

		6,547,959

Airlines — 0.3%
Spirit Airlines, Inc.*	12,133	626,669

Apparel — 0.4%
Columbia Sportswear Co.	6,503	377,564
Wolverine World Wide, Inc.	23,672	663,053

		1,040,617

Auto Parts & Equipment — 0.7%
Cooper Tire & Rubber Co.	3,285	118,589
Dana, Inc.	58,913	1,315,527
Standard Motor Products, Inc.	6,904	360,527

		1,794,643

Banks — 18.8%
Ameris Bancorp	22,655	1,091,971
BancorpSouth, Inc.	34,609	1,055,574
Banner Corp.	33,359	1,885,117
Boston Private Financial Holdings, Inc.	57,379	880,768
Bryn Mawr Bank Corp.	473	20,103
CenterState Banks, Inc.	50,114	1,245,834
CoBiz Financial, Inc.	43,429	755,665
Columbia Banking System, Inc.	47,661	1,899,291
Community Bank System, Inc.	24,275	1,353,817
ConnectOne Bancorp, Inc.	32,512	733,146
CU Bancorp*	13,619	492,327
CVB Financial Corp.	83,408	1,870,841
First Financial Bankshares, Inc.	33,553	1,483,043
First Merchants Corp.	36,103	1,449,174
First Midwest Bancorp, Inc.	48,818	1,137,948
Glacier Bancorp, Inc.	44,016	1,611,426
Great Western Bancorp, Inc.	45,812	1,869,588
Guaranty Bancorp	18,968	515,930
Heritage Financial Corp.	23,425	620,762
Home BancShares, Inc.	42,427	1,056,432
Independent Bank Corp.	20,609	1,373,590
Independent Bank Group, Inc.	12,409	738,335
Lakeland Financial Corp.	21,434	983,392
LegacyTexas Financial Group, Inc.	48,441	1,847,055
MB Financial, Inc.	44,071	1,940,887
National Commerce Corp.*	5,590	221,084
PacWest Bancorp	20,927	977,291
Pinnacle Financial Partners, Inc.	47,081	2,956,701
Prosperity Bancshares, Inc.	23,179	1,489,019
Renasant Corp.	39,641	1,733,897
Sandy Spring Bancorp, Inc.	15,509	630,596
South State Corp.	21,289	1,824,467
State Bank Financial Corp.	29,118	789,680
Texas Capital Bancshares, Inc.*	22,848	1,768,435
The First of Long Island Corp.	17,619	503,889

	Number of Shares	Value†

Banks — (continued)
TriCo Bancshares	15,851	$557,163
Webster Financial Corp.	56,643	2,957,897

		46,322,135

Building Materials — 1.9%
Eagle Materials, Inc.	10,975	1,014,310
Gibraltar Industries, Inc.*	30,199	1,076,594
Masonite International Corp.*	5,272	398,036
Patrick Industries, Inc.*	8,585	625,417
Summit Materials, Inc., Class A*	51,178	1,477,509

		4,591,866

Chemicals — 2.3%
GCP Applied Technologies, Inc.*	5,331	162,595
Minerals Technologies, Inc.	21,843	1,598,908
Olin Corp.	17,014	515,184
Quaker Chemical Corp.	5,399	784,097
Tronox Ltd.	69,346	1,048,511
Univar, Inc.*	49,759	1,452,963

		5,562,258

Coal — 0.2%
CONSOL Energy, Inc.*	38,260	571,604

Commercial Services — 3.3%
ABM Industries, Inc.	41,520	1,723,910
Adtalem Global Education, Inc.	7,063	268,041
AMN Healthcare Services, Inc.*	16,032	626,050
Herc Holdings, Inc.*	27,161	1,067,970
HMS Holdings Corp.*	32,612	603,322
James River Group Holdings Ltd.	18,428	732,144
Live Nation Entertainment, Inc.*	54,089	1,885,002
On Assignment, Inc.*	23,658	1,281,081

		8,187,520

Computers — 2.1%
Convergys Corp.	31,787	755,895
DST Systems, Inc.	15,166	935,742
Electronics For Imaging, Inc.*	16,783	795,178
Mercury Systems, Inc.*	25,529	1,074,516
NetScout Systems, Inc.*	46,789	1,609,542

		5,170,873

Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc.*	32,422	1,588,678

Diversified Financial Services — 1.1%
OM Asset Management PLC	56,901	845,549
Stifel Financial Corp.*	32,226	1,481,751
Virtu Financial, Inc.	21,981	387,965

		2,715,265

Electric — 3.8%
Black Hills Corp.	45,584	3,075,552
IDACORP, Inc.	19,576	1,670,812
PNM Resources, Inc.	55,523	2,123,755
Portland General Electric Co.	55,242	2,524,007

		9,394,126

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.8%
CTS Corp.	34,839	$752,522
II-VI, Inc.*	12,343	423,365
OSI Systems, Inc.*	10,805	811,996
Tech Data Corp.*	15,872	1,603,072
Watts Water Technologies, Inc.	14,989	947,305

		4,538,260

Engineering & Construction — 1.5%
EMCOR Group, Inc.	25,911	1,694,061
Granite Construction, Inc.	15,227	734,551
TopBuild Corp.*	23,478	1,245,977

		3,674,589

Entertainment — 1.4%
Marriott Vacations Worldwide Corp.	13,199	1,554,182
Red Rock Resorts, Inc.	32,963	776,279
Vail Resorts, Inc.	5,387	1,092,645

		3,423,106

Environmental Control — 0.4%
Advanced Disposal Services, Inc.*	36,501	829,668
U.S. Ecology, Inc.	2,980	150,490

		980,158

Food — 2.0%
Conyers Park Acquisition Corp.*	112,591	1,326,322
Snyder’s-Lance, Inc.	55,040	1,905,485
SpartanNash Co.	15,131	392,801
SUPERVALU, Inc.*	78,112	256,988
The Hain Celestial Group, Inc.*	24,132	936,804

		4,818,400

Forest Products & Paper — 0.1%
Mercer International, Inc.	14,062	161,713

Gas — 1.6%
Chesapeake Utilities Corp.	2,214	165,939
New Jersey Resources Corp.	51,511	2,044,987
South Jersey Industries, Inc.	52,641	1,798,743

		4,009,669

Healthcare Products — 2.4%
CONMED Corp.	22,837	1,163,317
Halyard Health, Inc.*	29,216	1,147,604
Hill-Rom Holdings, Inc.	6,141	488,885
ICU Medical, Inc.*	4,460	769,350
Integra LifeSciences Holdings Corp.*	23,137	1,261,198
Wright Medical Group NV*	34,831	957,504

		5,787,858

Healthcare Services — 1.5%
Acadia Healthcare Co., Inc.*	26,859	1,326,297
Almost Family, Inc.*	13,311	820,623
American Renal Associates Holdings, Inc.*	16,476	305,630
Catalent, Inc.*	26,315	923,657
Kindred Healthcare, Inc.	19,100	222,515

		3,598,722

	Number of Shares	Value†

Home Builders — 1.0%
Foundation Building Materials, Inc.*	45,689	$587,561
Meritage Homes Corp.*	16,375	691,025
Taylor Morrison Home Corp., Class A*	15,202	365,000
William Lyon Homes, Class A*	15,943	384,864
Winnebago Industries, Inc.	15,750	551,250

		2,579,700

Household Products & Wares — 0.2%
Spectrum Brands Holdings, Inc.	3,810	476,402

Insurance — 4.9%
AMERISAFE, Inc.	12,260	698,207
CNO Financial Group, Inc.	95,597	1,996,065
Enstar Group Ltd.*	5,349	1,062,579
Kinsale Capital Group, Inc.	21,208	791,270
Maiden Holdings Ltd.	50,217	557,409
MGIC Investment Corp.*	84,430	945,616
National General Holdings Corp.	36,717	774,729
Primerica, Inc.	13,138	995,204
ProAssurance Corp.	17,476	1,062,541
Radian Group, Inc.	67,087	1,096,872
RLI Corp.	18,853	1,029,751
Selective Insurance Group, Inc.	21,997	1,100,950

		12,111,193

Internet — 0.2%
Cars.com, Inc.*	1	18
Imperva, Inc.*	10,908	521,948

		521,966

Investment Companies — 0.1%
Golub Capital BDC, Inc.	14,970	286,226

Iron & Steel — 1.1%
AK Steel Holding Corp.*	93,073	611,490
Allegheny Technologies, Inc.	7,562	128,630
Carpenter Technology Corp.	1,521	56,931
Cliffs Natural Resources, Inc.*	40,243	278,481
Commercial Metals Co.	66,571	1,293,474
Ryerson Holding Corp.*	29,804	295,060

		2,664,066

Lodging — 1.5%
Boyd Gaming Corp.	34,026	844,185
Extended Stay America, Inc.	53,218	1,030,300
Hilton Grand Vacations, Inc.*	51,146	1,844,325

		3,718,810

Machinery — Construction & Mining — 0.6%
Terex Corp.	37,408	1,402,800

Media — 1.0%
MSG Networks, Inc., Class A*	25,851	580,355
Nexstar Media Group, Inc.	19,440	1,162,512
Wideopenwest, Inc.*	43,490	756,726

		2,499,593

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 1.4%
CIRCOR International, Inc.	14,555	$864,276
RBC Bearings, Inc.*	5,366	546,044
Rexnord Corp.*	36,932	858,669
TriMas Corp.*	52,220	1,088,787

		3,357,776

Mining — 0.7%
Century Aluminum Co.*	22,703	353,713
Hecla Mining Co.	67,907	346,325
Kaiser Aluminum Corp.	7,102	628,669
Royal Gold, Inc.	5,476	428,059

		1,756,766

Miscellaneous Manufacturing — 1.8%
Barnes Group, Inc.	14,528	850,324
Federal Signal Corp.	58,889	1,022,313
ITT, Inc.	30,631	1,230,754
Standex International Corp.	6,815	618,121
Trinseo SA	9,315	639,940

		4,361,452

Oil & Gas — 3.4%
Callon Petroleum Co.*	155,069	1,645,282
Oasis Petroleum, Inc.*	71,969	579,350
PDC Energy, Inc.*	25,514	1,099,909
Rice Energy, Inc.*	59,812	1,592,794
RSP Permian, Inc.*	63,000	2,033,010
WPX Energy, Inc.*	135,571	1,309,616

		8,259,961

Oil & Gas Services — 1.5%
Basic Energy Services, Inc.*	16,818	418,768
C&J Energy Services, Inc.*	28,468	975,598
Jagged Peak Energy, Inc.*	46,656	622,858
Ncs Multistage Holdings, Inc.*	20,188	508,334
SRC Energy, Inc.*	95,821	644,875
Thermon Group Holdings, Inc.*	32,112	615,587

		3,786,020

Packaging and Containers — 0.8%
Berry Global Group, Inc.*	25,659	1,462,820
KapStone Paper and Packaging Corp.	29,178	601,942

		2,064,762

Pharmaceuticals — 0.1%
Prestige Brands Holdings, Inc.*	4,693	247,837

Real Estate — 1.0%
Granite Point Mortgage Trust, Inc.*	57,022	1,078,856
Kennedy-Wilson Holdings, Inc.	70,464	1,342,339

		2,421,195

Retail — 2.4%
Boot Barn Holdings, Inc.*	21,742	153,933
Burlington Stores, Inc.*	19,920	1,832,441
Jack in the Box, Inc.	6,724	662,314
Lithia Motors, Inc.	13,512	1,273,236

	Number of Shares	Value†

Retail — (continued)
Office Depot, Inc.	100,179	$565,009
Party City Holdco, Inc.*	22,941	359,027
The Children’s Place, Inc.	7,658	781,882
Wingstop, Inc.	9,508	293,797

		5,921,639

Savings & Loans — 2.3%
Brookline Bancorp, Inc.	47,980	700,508
Flushing Financial Corp.	26,897	758,226
OceanFirst Financial Corp.	21,790	590,945
Oritani Financial Corp.	21,151	360,625
Provident Financial Services, Inc.	38,807	984,922
Washington Federal, Inc.	42,470	1,410,004
WSFS Financial Corp.	18,767	851,083

		5,656,313

Semiconductors — 2.3%
Cree, Inc.*	35,912	885,231
Cypress Semiconductor Corp.	79,610	1,086,677
Entegris, Inc.*	69,515	1,525,854
MKS Instruments, Inc.	11,231	755,846
Semtech Corp.*	35,090	1,254,468
Silicon Laboratories, Inc.*	2,307	157,683

		5,665,759

Software — 3.3%
Allscripts Healthcare Solutions, Inc.*	77,829	993,098
Bottomline Technologies, Inc.*	26,826	689,160
CommVault Systems, Inc.*	26,813	1,513,594
Cornerstone OnDemand, Inc.*	23,711	847,668
SYNNEX Corp.	17,372	2,083,945
Verint Systems, Inc.*	50,194	2,042,896

		8,170,361

Storage & Warehousing — 0.4%
Mobile Mini, Inc.	29,867	891,530

Telecommunications — 1.4%
Anixter International, Inc.*	17,370	1,358,334
Extreme Networks, Inc.*	22,733	209,599
Finisar Corp.*	21,491	558,336
Viavi Solutions, Inc.*	136,504	1,437,387

		3,563,656

Transportation — 2.8%
Forward Air Corp.	12,465	664,135
Golar LNG Ltd.	76,873	1,710,424
Knight Transportation, Inc.	23,964	887,866
Marten Transport Ltd.	22,409	614,007
Saia, Inc.*	18,788	963,825
XPO Logistics, Inc.*	31,516	2,036,879

		6,877,136

TOTAL COMMON STOCKS (Cost $172,697,310)		214,369,607

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 9.0%
Apartments — 0.0%
Mid-America Apartment Communities, Inc.	0	$35

Building & Real Estate — 1.9%
Blackstone Mortgage Trust, Inc., Class A	52,231	1,650,500
PennyMac Mortgage Investment Trust	70,835	1,295,572
Two Harbors Investment Corp.	178,511	1,769,044

		4,715,116

Diversified — 0.4%
PS Business Parks, Inc.	7,920	1,048,529

Healthcare — 0.2%
National Health Investors, Inc.	6,886	545,371

Hotels & Resorts — 2.4%
Chesapeake Lodging Trust	85,545	2,093,286
Pebblebrook Hotel Trust	88,046	2,838,603
RLJ Lodging Trust	44,426	882,745

		5,814,634

Industrial — 1.2%
CyrusOne, Inc.	35,617	1,985,647
Terreno Realty Corp.	26,359	887,244

		2,872,891

Office Property — 0.9%
Columbia Property Trust, Inc.	49,330	1,104,005
Hudson Pacific Properties, Inc.	31,266	1,068,985

		2,172,990

Real Estate Investment Trusts — 0.3%
Care Capital Properties, Inc.	25,552	682,238

Storage & Warehousing — 0.8%
Life Storage Inc.	26,985	1,999,588

Strip Centers — 0.9%
Acadia Realty Trust	80,126	2,227,503

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,157,335)		22,078,895

EXCHANGE TRADED FUNDS — 1.2%
iShares Russell 2000 Value ETF (Cost $3,116,356)	25,678	3,052,344

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,261,138)	5,261,138	5,261,138

TOTAL INVESTMENTS — 99.4% (Cost $201,232,139)		$244,761,984

Other Assets & Liabilities — 0.6%		1,469,804

TOTAL NET ASSETS — 100.0%		$246,231,788

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$214,369,607	$214,369,607	$—	$—
REAL ESTATE INVESTMENT TRUSTS	22,078,895	22,078,895	—	—
EXCHANGE TRADED FUNDS	3,052,344	3,052,344	—	—
SHORT-TERM INVESTMENTS	5,261,138	5,261,138	—	—

TOTAL INVESTMENTS	$244,761,984	$244,761,984	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 91.5%
Advertising — 0.0%
MDC Partners, Inc., Class A	1,800	$17,820
Yext, Inc.*	800	10,664

		28,484

Aerospace & Defense — 1.1%
AAR Corp.	1,269	44,110
Aerojet Rocketdyne Holdings, Inc.*	2,440	50,752
Aerovironment, Inc.*	718	27,428
Astronics Corp.*	779	23,736
Cubic Corp.	1,069	49,495
Curtiss-Wright Corp.	1,726	158,412
Ducommun, Inc.*	400	12,632
Esterline Technologies Corp.*	1,040	98,592
Kaman Corp.	1,048	52,264
KLX, Inc.*	2,100	105,000
Kratos Defense & Security Solutions, Inc.*	2,422	28,749
Moog, Inc., Class A*	1,291	92,591
National Presto Industries, Inc.	146	16,133
Triumph Group, Inc.	2,000	63,200

		823,094

Agriculture — 0.3%
Alico, Inc.	151	4,726
Cadiz, Inc.*	800	10,800
Limoneira Co.	600	14,178
Tejon Ranch Co.*	688	14,200
The Andersons, Inc.	1,132	38,658
Universal Corp.	955	61,789
Vector Group Ltd.	3,620	77,170

		221,521

Airlines — 0.3%
Allegiant Travel Co.	501	67,935
Hawaiian Holdings, Inc.*	2,126	99,816
SkyWest, Inc.	2,081	73,043

		240,794

Apparel — 0.7%
Columbia Sportswear Co.	1,122	65,143
Crocs, Inc.*	2,900	22,359
Deckers Outdoor Corp.*	1,300	88,738
Delta Apparel, Inc.*	300	6,654
G-III Apparel Group Ltd.*	1,708	42,615
Iconix Brand Group, Inc.*	1,842	12,728
Oxford Industries, Inc.	608	37,994
Perry Ellis International, Inc.*	414	8,056
Sequential Brands Group, Inc.*	1,740	6,943
Steven Madden Ltd.*	2,349	93,842
Superior Uniform Group, Inc.	500	11,175
Unifi, Inc.*	660	20,328
Weyco Group, Inc.	400	11,152
Wolverine World Wide, Inc.	3,882	108,735

		536,462

	Number of Shares	Value†

Auto Manufacturers — 0.2%
Navistar International Corp.*	2,000	$52,460
REV Group, Inc.	600	16,608
Wabash National Corp.	2,300	50,554

		119,622

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	3,416	53,290
Commercial Vehicle Group, Inc.*	1,000	8,450
Cooper Tire & Rubber Co.	2,049	73,969
Cooper-Standard Holding, Inc.*	700	70,609
Dana, Inc.	5,796	129,425
Dorman Products, Inc.*	1,092	90,385
Douglas Dynamics, Inc.	900	29,610
Gentherm, Inc.*	1,468	56,958
Horizon Global Corp.*	718	10,311
Meritor, Inc.*	3,045	50,577
Miller Industries, Inc.	443	11,009
Modine Manufacturing Co.*	2,077	34,374
Motorcar Parts of America, Inc.*	700	19,768
Spartan Motors, Inc.	1,500	13,275
Standard Motor Products, Inc.	900	46,998
Superior Industries International, Inc.	1,119	22,995
Supreme Industries, Inc., Class A	600	9,870
Tenneco, Inc.	2,100	121,443
Titan International, Inc.	1,913	22,975
Tower International, Inc.	800	17,960

		894,251

Banks — 9.7%
1st Source Corp.	688	32,983
Access National Corp.	399	10,593
ACNB Corp.	300	9,150
Allegiance Bancshares, Inc.*	500	19,150
American National Bankshares, Inc.	400	14,780
Ameris Bancorp	1,447	69,745
Ames National Corp.	299	9,149
Arrow Financial Corp.	389	12,312
Atlantic Capital Bancshares, Inc.*	800	15,200
BancFirst Corp.	360	34,776
Banco Latinoamericano de Comercio Exterior S.A.	1,110	30,392
BancorpSouth, Inc.	3,449	105,194
Bank of Commerce Holdings	900	9,945
Bank of Marin Bancorp	290	17,850
Bank of NT Butterfield & Son Ltd.	2,100	71,610
Bankwell Financial Group, Inc.	300	9,369
Banner Corp.	1,200	67,812
Bar Harbor Bankshares	597	18,400
BB&T Corp.	0	0
Blue Hills Bancorp, Inc.	1,100	19,690
Boston Private Financial Holdings, Inc.	3,358	51,545
Bridge Bancorp, Inc.	707	23,543
Bryn Mawr Bank Corp.	732	31,110
C&F Financial Corp.	200	9,380
Cadence BanCorp*	300	6,564

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Camden National Corp.	539	$23,128
Canadian Imperial Bank of Commerce	1	59
Capital Bank Financial Corp., Class A	1,013	38,578
Capital City Bank Group, Inc.	269	5,493
Capstar Financial Holdings, Inc.*	500	8,870
Carolina Financial Corp.	500	16,160
Cass Information Systems, Inc.	454	29,801
Cathay General Bancorp	2,950	111,952
CenterState Banks, Inc.	1,932	48,030
Central Pacific Financial Corp.	1,300	40,911
Central Valley Community Bancorp	400	8,864
Century Bancorp, Inc., Class A	69	4,388
Chemical Financial Corp.	2,800	135,548
Chemung Financial Corp.	200	8,176
Citizens & Northern Corp.	356	8,281
City Holding Co.	548	36,097
Civista Bancshares, Inc.	400	8,352
CNB Financial Corp.	474	11,362
CoBiz Financial, Inc.	1,700	29,580
Codorus Valley Bancorp, Inc.	420	11,928
Columbia Banking System, Inc.	2,214	88,228
Commerce Union Bancshares, Inc.	400	9,548
Community Bank System, Inc.	1,838	102,488
Community Financial Corp.	300	11,550
Community Trust Bancorp, Inc.	683	29,881
ConnectOne Bancorp, Inc.	1,060	23,903
County Bancorp, Inc.	300	7,200
CU Bancorp*	700	25,305
Customers Bancorp, Inc.*	980	27,714
CVB Financial Corp.	3,992	89,541
Eagle Bancorp, Inc.*	1,173	74,251
Enterprise Bancorp, Inc.	313	11,124
Enterprise Financial Services Corp.	782	31,906
Equity Bancshares, Inc., Class A*	300	9,192
Evans Bancorp, Inc.	200	7,990
Farmers Capital Bank Corp.	300	11,565
Farmers National Banc Corp.	1,100	15,950
FB Financial Corp.*	200	7,238
Fidelity Southern Corp.	907	20,734
Financial Institutions, Inc.	440	13,112
First Bancorp	824	25,758
First BanCorp Puerto Rico*	6,400	37,056
First Bancorp, Inc.	434	11,744
First Bancshares, Inc.	300	8,280
First Busey Corp.	1,334	39,113
First Business Financial Services, Inc.	400	9,232
First Citizens BancShares, Inc., Class A	278	103,611
First Commonwealth Financial Corp.	3,721	47,182
First Community Bancshares, Inc.	626	17,121
First Community Financial Partners, Inc.	200	2,580
First Connecticut Bancorp, Inc.	659	16,903
First Financial Bancorp	2,505	69,388
First Financial Bankshares, Inc.	2,452	108,378
First Financial Corp.	480	22,704
First Foundation, Inc.*	1,200	19,716

	Number of Shares	Value†

Banks — (continued)
First Internet Bancorp	300	$8,415
First Interstate BancSystem, Inc., Class A	988	36,738
First Merchants Corp.	1,538	61,735
First Mid-Illinois Bancshares, Inc.	300	10,272
First Midwest Bancorp, Inc.	4,014	93,566
First Northwest Bancorp*	500	7,885
Franklin Financial Network, Inc.*	400	16,500
Fulton Financial Corp.	6,900	131,100
German American Bancorp, Inc.	738	25,158
Glacier Bancorp, Inc.	3,121	114,260
Great Southern Bancorp, Inc.	471	25,199
Great Western Bancorp, Inc.	2,400	97,944
Green Bancorp, Inc.*	700	13,580
Guaranty Bancorp	700	19,040
Hancock Holding Co.	3,372	165,228
Hanmi Financial Corp.	1,213	34,510
HarborOne Bancorp, Inc.*	600	11,976
Heartland Financial USA, Inc.	917	43,191
Heritage Commerce Corp.	1,200	16,536
Heritage Financial Corp.	1,130	29,945
Home BancShares, Inc.	4,828	120,217
Hope Bancorp, Inc.	5,067	94,500
Horizon Bancorp	900	23,715
Howard Bancorp, Inc.*	500	9,625
IBERIABANK Corp.	1,946	158,599
Independent Bank Corp.	1,071	71,382
Independent Bank Corp.	1,000	21,750
Independent Bank Group, Inc.	700	41,650
International Bancshares Corp.	2,225	77,986
Investar Holding Corp.	300	6,870
Kearny Financial Corp.	3,176	47,164
Lakeland Bancorp, Inc.	1,711	32,252
Lakeland Financial Corp.	891	40,879
LCNB Corp.	400	8,000
LegacyTexas Financial Group, Inc.	1,866	71,151
Live Oak Bancshares, Inc.	900	21,780
Macatawa Bank Corp.	1,300	12,402
MainSource Financial Group, Inc.	921	30,863
MB Financial, Inc.	3,084	135,819
MBT Financial Corp.	900	8,730
Mercantile Bank Corp.	700	22,036
Midland States Bancorp, Inc.	600	20,112
MidWestOne Financial Group, Inc.	400	13,556
National Bankshares, Inc.	319	13,015
National Commerce Corp.*	400	15,820
NBT Bancorp, Inc.	1,769	65,365
Nicolet Bankshares, Inc.*	300	16,413
Northeast Bancorp	500	10,175
Northrim BanCorp, Inc.	300	9,120
Norwood Financial Corp.	200	8,450
OFG Bancorp	1,810	18,100
Old Line Bancshares, Inc.	400	11,272
Old National Bancorp	5,361	92,477
Old Second Bancorp, Inc.	800	9,240
Opus Bank	700	16,940

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Orrstown Financial Services, Inc.	400	$9,140
Pacific Continental Corp.	862	22,024
Pacific Mercantile Bancorp*	800	7,040
Paragon Commercial Corp.*	200	10,494
Park National Corp.	524	54,349
Park Sterling Corp.	2,300	27,324
PCSB Financial Corp.*	700	11,942
Peapack Gladstone Financial Corp.	636	19,900
Penns Woods Bancorp, Inc.	268	11,036
People’s Utah Bancorp	600	16,080
Peoples Bancorp, Inc.	572	18,378
Peoples Financial Services Corp.	300	13,119
Pinnacle Financial Partners, Inc.	1	38
Preferred Bank	500	26,735
Premier Financial Bancorp, Inc.	440	9,068
QCR Holdings, Inc.	400	18,960
Renasant Corp.	1,635	71,515
Republic Bancorp, Inc., Class A	387	13,816
Republic First Bancorp, Inc.*	1,700	15,725
S&T Bancorp, Inc.	1,259	45,148
Sandy Spring Bancorp, Inc.	985	40,050
Seacoast Banking Corp of Florida*	1,540	37,114
ServisFirst Bancshares, Inc.	1,800	66,402
Shore Bancshares, Inc.	600	9,870
Sierra Bancorp	312	7,660
Simmons First National Corp., Class A	1,200	63,480
SmartFinancial, Inc.*	400	9,552
South State Corp.	1,158	99,241
Southern First Bancshares, Inc.*	300	11,115
Southern National Bancorp of Virginia, Inc.	600	10,560
Southside Bancshares, Inc.	971	33,927
Southwest Bancorp, Inc.	636	16,250
State Bank Financial Corp.	1,500	40,680
Stock Yards Bancorp, Inc.	767	29,836
Stonegate Bank	500	23,090
Summit Financial Group, Inc.	400	8,800
Sun Bancorp, Inc.	520	12,818
Sunshine Bancorp, Inc.*	500	10,655
Texas Capital Bancshares, Inc.*	1,973	152,710
The Bancorp, Inc.*	1,512	11,461
The First of Long Island Corp.	890	25,440
Tompkins Financial Corp.	558	43,926
Towne Bank	2,232	68,746
TriCo Bancshares	904	31,776
TriState Capital Holdings, Inc.*	1,000	25,200
Triumph Bancorp., Inc.*	500	12,275
TrustCo Bank Corp.	3,252	25,203
Trustmark Corp.	2,630	84,581
UMB Financial Corp.	1,781	133,326
Umpqua Holdings Corp.	8,901	163,422
Union Bankshares Corp.	1,828	61,969
Union Bankshares Inc/Morrisville VT	100	4,750
United Bankshares, Inc.	3,957	155,106
United Community Banks, Inc.	2,878	80,008
Univest Corp. of Pennsylvania	1,087	32,556

	Number of Shares	Value†

Banks — (continued)
Valley National Bancorp	10,035	$118,513
Veritex Holdings, Inc.*	600	15,798
Walker & Dunlop, Inc.*	1,100	53,713
Washington Trust Bancorp, Inc.	570	29,383
WashingtonFirst Bankshares Inc.	420	14,503
WesBanco, Inc.	1,624	64,205
West Bancorporation, Inc.	778	18,400
Westamerica Bancorporation	973	54,527
Western New England Bancorp, Inc.	1,000	10,150
Wintrust Financial Corp.	2,142	163,734
Xenith Bankshares, Inc.*	300	9,318

		7,400,819

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	39,823
Craft Brew Alliance, Inc.*	700	11,795
Farmer Brothers Co.*	204	6,171
MGP Ingredients, Inc.	500	25,585
National Beverage Corp.	442	41,354
Primo Water Corp.*	1,000	12,700
The Boston Beer Co., Inc., Class A*	359	47,442

		184,870

Biotechnology — 3.9%
Acceleron Pharma, Inc.*	1,100	33,429
Achillion Pharmaceuticals, Inc.*	4,300	19,737
Acorda Therapeutics, Inc.*	1,731	34,101
Aduro Biotech, Inc.*	1,500	17,100
Advaxis, Inc.*	1,000	6,490
Agenus, Inc.*	3,200	12,512
Alder Biopharmaceuticals, Inc.*	1,900	21,755
AMAG Pharmaceuticals, Inc.*	1,456	26,790
AnaptysBio, Inc.*	300	7,179
Anavex Life Sciences Corp.*	2,000	10,640
ANI Pharmaceuticals, Inc.*	300	14,040
Ardelyx, Inc.*	1,400	7,140
Arena Pharmaceuticals, Inc.*	1,451	24,472
Assembly Biosciences, Inc.*	500	10,325
Asterias Biotherapeutics, Inc.*	1,300	4,615
Atara Biotherapeutics, Inc.*	1,000	14,000
Athersys, Inc.*	3,600	5,436
Audentes Therapeutics, Inc.*	600	11,478
Bellicum Pharmaceuticals, Inc.*	900	10,512
BioCryst Pharmaceuticals, Inc.*	2,900	16,124
Biohaven Pharmaceutical Holding Co. Ltd.*	400	10,000
BioTime, Inc.*	3,100	9,765
Bluebird Bio, Inc.*	1,600	168,080
Blueprint Medicines Corp.*	1,500	76,005
Cambrex Corp.*	1,267	75,703
Celldex Therapeutics, Inc.*	3,644	9,001
Clearside Biomedical, Inc.*	500	4,555
Coherus Biosciences, Inc.*	1,300	18,655
Curis, Inc.*	3,600	6,804
Cytokinetics, Inc.*	1,400	16,940
CytomX Therapeutics, Inc.*	900	13,950
Dermira, Inc.*	1,500	43,710

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Dynavax Technologies Corp.*	1,320	$12,738
Edge Therapeutics, Inc.*	800	8,208
Editas Medicine, Inc.*	1,300	21,814
Emergent BioSolutions, Inc.*	1,258	42,659
Enzo Biochem, Inc.*	1,800	19,872
Epizyme, Inc.*	1,600	24,160
Exact Sciences Corp.*	4,200	148,554
Five Prime Therapeutics, Inc.*	1,100	33,121
Fortress Biotech, Inc.*	500	2,375
Foundation Medicine, Inc.*	518	20,590
Genocea Biosciences, Inc.*	1,800	9,396
Geron Corp.*	6,550	18,143
Halozyme Therapeutics, Inc.*	4,489	57,549
Idera Pharmaceuticals, Inc.*	5,700	9,804
ImmunoGen, Inc.*	3,263	23,200
Immunomedics, Inc.*	3,936	34,755
Innoviva, Inc.*	3,400	43,520
Inovio Pharmaceuticals, Inc.*	2,500	19,600
Insmed, Inc.*	2,300	39,468
Intellia Therapeutics, Inc.*	300	4,800
Iovance Biotherapeutics, Inc.*	2,500	18,375
Karyopharm Therapeutics, Inc.*	800	7,240
Kite Pharma, Inc.*	1,900	196,973
Lexicon Pharmaceuticals, Inc.*	1,760	28,952
Ligand Pharmaceuticals, Inc.*	844	102,462
Loxo Oncology, Inc.*	800	64,152
MacroGenics, Inc.*	1,300	22,763
Merrimack Pharmaceuticals, Inc.	4,500	5,580
Momenta Pharmaceuticals, Inc.*	2,682	45,326
Myriad Genetics, Inc.*	2,700	69,768
NeoGenomics, Inc.*	1,700	15,232
NewLink Genetics Corp.*	700	5,145
Novavax, Inc.*	10,129	11,648
Novelion Therapeutics, Inc.*	1,000	9,230
Novus Therapeutics, Inc.*	1	4
Omeros Corp.*	1,400	27,867
Organovo Holdings, Inc.*	4,900	12,887
Otonomy, Inc.*	1,100	20,735
Pacific Biosciences of California, Inc.*	3,200	11,392
Paratek Pharmaceuticals, Inc.*	900	21,690
PDL BioPharma, Inc.	6,217	15,356
Pieris Pharmaceuticals, Inc.*	2,200	11,132
Prothena Corp. PLC*	1,400	75,768
PTC Therapeutics, Inc.*	1,200	21,996
Puma Biotechnology, Inc.*	1,100	96,140
REGENXBIO, Inc.*	800	15,800
Repligen Corp.*	1,300	53,872
Retrophin, Inc.*	1,500	29,085
Rigel Pharmaceuticals, Inc.*	6,090	16,626
RTI Surgical, Inc.*	2,035	11,905
Sage Therapeutics, Inc.*	1,400	111,496
Sangamo Therapeutics, Inc.*	2,403	21,146
Selecta Biosciences, Inc.*	300	5,958
Spark Therapeutics, Inc.*	900	53,766
Spectrum Pharmaceuticals, Inc.*	3,714	27,669

	Number of Shares	Value†

Biotechnology — (continued)
Stemline Therapeutics, Inc.*	400	$3,680
The Medicines Co.*	2,592	98,522
Theravance Biopharma, Inc.*	1,500	59,760
Ultragenyx Pharmaceutical, Inc.*	1,500	93,165
Veracyte Inc.*	800	6,664
Versartis, Inc.*	1,200	20,940
WaVe Life Sciences Ltd.*	400	7,440
XBiotech, Inc.*	800	3,760
ZIOPHARM Oncology, Inc.*	4,627	28,780

		2,943,216

Building Materials — 1.6%
AAON, Inc.	1,585	58,407
Apogee Enterprises, Inc.	1,043	59,284
Armstrong Flooring, Inc.*	1,000	17,970
Boise Cascade Co.*	1,400	42,560
Builders FirstSource, Inc.*	3,473	53,206
Caesarstone Ltd.*	1,000	35,050
Comfort Systems USA, Inc.	1,527	56,652
Continental Building Products, Inc.*	1,500	34,950
Forterra, Inc.*	900	7,407
Gibraltar Industries, Inc.*	1,201	42,816
Griffon Corp.	1,256	27,569
JELD-WEN Holding, Inc.*	900	29,214
Louisiana-Pacific Corp.*	5,794	139,693
LSI Industries, Inc.	1,314	11,892
Masonite International Corp.*	1,200	90,600
NCI Building Systems, Inc.*	1,264	21,109
Patrick Industries, Inc.*	650	47,352
PGT Innovations, Inc.*	1,700	21,760
Ply Gem Holdings, Inc.*	1,000	17,950
Quanex Building Products Corp.	1,425	30,139
Simpson Manufacturing Co., Inc.	1,685	73,651
Summit Materials, Inc., Class A*	4,249	122,673
Trex Co., Inc.*	1,162	78,621
Universal Forest Products, Inc.	783	68,364
US Concrete, Inc.*	600	47,130

		1,236,019

Chemicals — 1.8%
A. Schulman, Inc.	1,188	38,016
Aceto Corp.	1,042	16,099
AdvanSix, Inc.*	1,200	37,488
AgroFresh Solutions, Inc.*	1,400	10,052
American Vanguard Corp.	1,078	18,595
Balchem Corp.	1,205	93,641
Codexis, Inc.*	1,600	8,720
CSW Industrials, Inc.*	600	23,190
Ferro Corp.*	3,438	62,881
GCP Applied Technologies, Inc.*	2,900	88,450
H.B. Fuller Co.	1,980	101,198
Hawkins, Inc.	449	20,811
Ingevity Corp.*	1,700	97,580
Innophos Holdings, Inc.	796	34,897
Innospec, Inc.	900	58,995
Intrepid Potash, Inc.*	3,700	8,362

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
KMG Chemicals, Inc.	300	$14,601
Kraton Corp.*	1,241	42,740
Kronos Worldwide, Inc.	900	16,398
Landec Corp.*	1,218	18,087
Minerals Technologies, Inc.	1,428	104,530
Oil-Dri Corp of America	97	4,075
OMNOVA Solutions, Inc.*	1,268	12,363
PolyOne Corp.	3,155	122,225
Quaker Chemical Corp.	511	74,212
Rayonier Advanced Materials, Inc.	1,900	29,868
Sensient Technologies Corp.	1,774	142,860
Stepan Co.	808	70,409
Tronox Ltd., Class A	2,400	36,288

		1,407,631

Coal — 0.2%
Arch Coal, Inc.	900	61,470
Cloud Peak Energy, Inc.*	2,900	10,237
Peabody Energy Corp.*	1,900	46,455
SunCoke Energy, Inc.*	2,341	25,517
Warrior Met Coal, Inc.	700	11,991
Westmoreland Coal Co.*	600	2,922

		158,592

Commercial Services — 5.2%
Aaron’s, Inc.	2,500	97,250
ABM Industries, Inc.	2,239	92,963
Acacia Research Corp.*	1,880	7,708
Adtalem Global Education, Inc.	2,500	94,875
Alarm.com Holdings, Inc.*	800	30,104
Albany Molecular Research, Inc.*	900	19,530
American Public Education, Inc.*	755	17,856
AMN Healthcare Services, Inc.*	1,909	74,546
ARC Document Solutions, Inc.*	1,436	5,974
Ascent Capital Group, Inc., Class A*	531	8,156
Avis Budget Group, Inc.*	2,900	79,083
B. Riley Financial, Inc.	500	9,275
Barrett Business Services, Inc.	342	19,593
Bridgepoint Education, Inc.*	480	7,085
Capella Education Co.	407	34,839
CardConnect Corp.*	600	9,030
Cardtronics PLC, Class A*	1,763	57,932
Care.com, Inc.*	400	6,040
Career Education Corp.*	2,300	22,080
Carriage Services, Inc.	600	16,176
CBIZ, Inc.*	2,140	32,100
Collectors Universe, Inc.	400	9,940
CorVel Corp.*	362	17,177
Cotiviti Holdings, Inc.*	1,000	37,140
CPI Card Group, Inc.	800	2,280
CRA International, Inc.	274	9,952
Cross Country Healthcare, Inc.*	1,084	13,994
Deluxe Corp.	1,907	132,003
Emerald Expositions Events, Inc.	600	13,140
Ennis, Inc.	858	16,388

	Number of Shares	Value†

Commercial Services — (continued)
Everi Holdings, Inc.*	2,500	$18,200
EVERTEC, Inc.	2,600	44,980
ExlService Holdings, Inc.*	1,300	72,254
Forrester Research, Inc.	375	14,681
Franklin Covey Co.*	597	11,522
FTI Consulting, Inc.*	1,756	61,390
Grand Canyon Education, Inc.*	1,856	145,529
Great Lakes Dredge & Dock Corp.*	2,751	11,829
Green Dot Corp., Class A*	1,800	69,354
Healthcare Services Group, Inc.	2,680	125,504
HealthEquity, Inc.*	1,900	94,677
Heidrick & Struggles International, Inc.	669	14,551
Herc Holdings, Inc.*	900	35,388
Hertz Global Holdings, Inc.*	2,100	24,150
HMS Holdings Corp.*	3,415	63,178
Huron Consulting Group, Inc.*	828	35,770
ICF International, Inc.*	748	35,231
INC Research Holdings, Inc., Class A*	2,100	122,850
Information Services Group, Inc.*	1,600	6,576
Insperity, Inc.	724	51,404
James River Group Holdings Ltd.	600	23,838
K12, Inc.*	1,152	20,644
Kelly Services, Inc., Class A	1,014	22,764
Kforce, Inc.	1,086	21,286
Korn/Ferry International	1,990	68,715
Landauer, Inc.	380	19,874
Laureate Education, Inc.*	1,300	22,789
LendingTree, Inc.*	200	34,440
Liberty Tax, Inc.	200	2,590
LSC Communications, Inc.	1,300	27,820
Matthews International Corp., Class A	1,305	79,931
MAXIMUS, Inc.	2,588	162,086
McGrath RentCorp	953	33,002
Medifast, Inc.	331	13,727
MoneyGram International, Inc.*	1,378	23,771
Monro Muffler Brake, Inc.	1,237	51,645
Multi-Color Corp.	567	46,267
National Research Corp., Class A	187	5,030
Navigant Consulting, Inc.*	1,984	39,204
Neff Corp., Class A*	600	11,400
On Assignment, Inc.*	1,952	105,701
PAREXEL International Corp.*	1,999	173,733
Patriot National, Inc.*	400	848
Paylocity Holding Corp.*	900	40,662
Quad/Graphics, Inc.	1,300	29,796
Rent-A-Center, Inc.	1,953	22,889
Resources Connection, Inc.	922	12,631
RPX Corp.*	2,100	29,295
RR Donnelley & Sons Co.	2,700	33,858
SEACOR Marine Holdings Inc.*	603	12,282
ServiceSource International, Inc.*	2,400	9,312
Sotheby’s*	1,441	77,338
SP Plus Corp.*	793	24,226
Strayer Education, Inc.	400	37,288
Team, Inc.*	1,183	27,741

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
TeleTech Holdings, Inc.	507	$20,686
The Advisory Board Co.*	1,550	79,825
The Brink’s Co.	1,710	114,570
The Hackett Group, Inc.	1,116	17,298
The Providence Service Corp.*	400	20,244
Travelport Worldwide Ltd.	4,700	64,672
TriNet Group, Inc.*	1,700	55,658
TrueBlue, Inc.*	1,576	41,764
Vectrus, Inc.*	300	9,696
Viad Corp.	771	36,430
Weight Watchers International, Inc.*	1,200	40,104
Willdan Group, Inc.*	300	9,165

		3,931,762

Computers — 2.5%
3D Systems Corp.*	4,400	82,280
A10 Networks, Inc.*	2,000	16,880
Agilysys, Inc.*	376	3,805
Barracuda Networks, Inc.*	1,000	23,060
CACI International, Inc., Class A*	950	118,797
Carbonite, Inc.*	800	17,440
Convergys Corp.	3,583	85,204
Cray, Inc.*	1,599	29,422
Diebold Nixdorf, Inc.	3,100	86,800
Digimarc Corp.*	300	12,045
DMC Global, Inc.	700	9,170
Electronics For Imaging, Inc.*	1,824	86,421
Engility Holdings, Inc.*	700	19,880
EPAM Systems, Inc.*	1,900	159,771
Immersion Corp.*	842	7,645
Insight Enterprises, Inc.*	1,343	53,707
LivePerson, Inc.*	1,925	21,175
Lumentum Holdings, Inc.*	2,400	136,920
Maxwell Technologies, Inc.*	1,500	8,985
Mercury Systems, Inc.*	1,836	77,277
Mitek Systems, Inc.*	1,400	11,760
MTS Systems Corp.	660	34,188
NetScout Systems, Inc.*	3,565	122,636
Nutanix, Inc.*	1,400	28,210
Presidio, Inc.*	700	10,017
Pure Storage, Inc., Class A*	3,600	46,116
Qualys, Inc.*	1,100	44,880
Quantum Corp.*	1,100	8,591
Radisys Corp.*	1,700	6,392
Science Applications International Corp.	1,700	118,014
Silver Spring Networks, Inc.*	1,500	16,920
Stratasys Ltd.*	1,800	41,958
Super Micro Computer, Inc.*	1,471	36,260
Sykes Enterprises, Inc.*	1,536	51,502
Syntel, Inc.	1,360	23,066
The Key W Holding Corp.*	2,200	20,570
Unisys Corp.*	2,224	28,467
USA Technologies, Inc.*	1,800	9,360
Varonis Systems, Inc.*	700	26,040
VeriFone Systems, Inc.*	4,400	79,640

	Number of Shares	Value†

Computers — (continued)
Virtusa Corp.*	1,089	$32,017
Vocera Communications, Inc.*	1,100	29,062

		1,882,350

Cosmetics & Personal Care — 0.1%
elf Beauty, Inc.*	800	21,768
Inter Parfums, Inc.	624	22,870
Revlon, Inc., Class A*	570	13,509

		58,147

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc.*	2,381	116,669
Castle Brands, Inc.*	5,500	9,460
Core-Mark Holding Co., Inc.	1,764	58,318
Essendant, Inc.	1,519	22,527
Fossil Group, Inc.*	1,700	17,595
H&E Equipment Services, Inc.	1,159	23,655
Huttig Building Products Inc.*	1,500	10,515
Nexeo Solutions, Inc.*	1,000	8,300
Owens & Minor, Inc.	2,476	79,702
ScanSource, Inc.*	981	39,534
SiteOne Landscape Supply, Inc.*	1,300	67,678
Titan Machinery, Inc.*	523	9,404
Triton International Ltd.	1,693	56,614
Veritiv Corp.*	500	22,500

		542,471

Diversified Financial Services — 2.4%
Aircastle Ltd.	1,976	42,978
Altisource Portfolio Solutions SA*	500	10,910
Artisan Partners Asset Management, Inc., Class A	1,700	52,190
Associated Capital Group, Inc., Class A	262	8,908
Blackhawk Network Holdings, Inc.*	2,200	95,920
Cohen & Steers, Inc.	817	33,121
Cowen Group Inc., Class A*	948	15,397
Diamond Hill Investment Group, Inc.	107	21,336
Ellie Mae, Inc.*	1,300	142,883
Encore Capital Group, Inc.*	997	40,029
Enova International, Inc.*	1,029	15,281
Evercore Partners, Inc., Class A	1,522	107,301
Federal Agricultural Mortgage Corp., Class C	300	19,410
Financial Engines, Inc.	2,300	84,180
FNFV Group*	2,800	44,240
GAIN Capital Holdings, Inc.	1,800	11,214
GAMCO Investors, Inc., Class A	262	7,755
Greenhill & Co., Inc.	1,100	22,110
Hamilton Lane, Inc., Class A	500	10,995
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,700	38,879
Houlihan Lokey, Inc.	1,000	34,900
Impac Mortgage Holdings, Inc.*	500	7,565
INTL. FCStone, Inc.*	593	22,392
Investment Technology Group, Inc.	1,300	27,612
KCG Holdings, Inc., Class A*	1,581	31,525
Ladder Capital Corp. REIT	2,748	36,846

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Ladenburg Thalmann Financial Services, Inc.*	4,000	$9,760
LendingClub Corp.*	13,400	73,834
Marlin Business Services Corp.	200	5,030
Moelis & Co., Class A	900	34,965
Nationstar Mortgage Holdings, Inc.*	1,300	23,257
Nelnet, Inc., Class A	799	37,561
NewStar Financial, Inc.	1,300	13,650
Ocwen Financial Corp.*	3,800	10,222
OM Asset Management PLC	2,400	35,664
On Deck Capital, Inc.*	2,200	10,252
Oppenheimer Holdings, Inc., Class A	238	3,903
PennyMac Financial Service, Class A*	500	8,350
PHH Corp.*	1,989	27,388
Piper Jaffray Cos.	587	35,191
PJT Partners, Inc., Class A	800	32,176
PRA Group, Inc.*	1,848	70,039
Pzena Investment Management, Inc., Class A	830	8,433
R1 RCM, Inc.*	3,900	14,625
Regional Management Corp.*	300	7,089
Stifel Financial Corp.*	2,506	115,226
Teton Advisors, Inc., Class B~	2	0
Virtu Financial, Inc., Class A	1,100	19,415
Virtus Investment Partners, Inc.	240	26,628
Waddell & Reed Financial, Inc., Class A	3,200	60,416
WageWorks, Inc.*	1,500	100,800
Westwood Holdings Group, Inc.	311	17,631
WisdomTree Investments, Inc.	4,400	44,748
World Acceptance Corp.*	262	19,626

		1,851,756

Electric — 1.9%
ALLETE, Inc.	1,951	139,848
Ameresco, Inc., Class A*	1,100	8,470
Atlantic Power Corp.*	4,127	9,905
Avista Corp.	2,439	103,560
Black Hills Corp.	2,048	138,178
Dynegy, Inc.*	4,300	35,561
El Paso Electric Co.	1,577	81,531
EnerNOC, Inc.*	1,300	10,075
Genie Energy Ltd., Class B	800	6,096
IDACORP, Inc.	2,001	170,785
MGE Energy, Inc.	1,342	86,358
NorthWestern Corp.	1,980	120,820
NRG Yield, Inc., Class A	1,500	25,590
NRG Yield, Inc., Class C	2,500	44,000
Ormat Technologies, Inc.	1,500	88,020
Otter Tail Corp.	1,592	63,043
PNM Resources, Inc.	3,110	118,957
Portland General Electric Co.	3,456	157,905
Spark Energy, Inc., Class A	400	7,520
Unitil Corp.	463	22,367

		1,438,589

Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	1,593	103,051
Belden, Inc.	1,655	124,837

	Number of Shares	Value†

Electrical Components & Equipment — (continued)
Encore Wire Corp.	771	$32,922
Energous Corp.*	700	11,382
EnerSys	1,723	124,831
Generac Holdings, Inc.*	2,349	84,869
General Cable Corp.	1,900	31,065
Graham Corp.	466	9,162
Insteel Industries, Inc.	691	22,782
Littelfuse, Inc.	878	144,870
Novanta, Inc.*	1,300	46,800
Powell Industries, Inc.	429	13,724
SunPower Corp.*	2,300	21,482
Vicor Corp.*	422	7,554

		779,331

Electronics — 2.2%
Allied Motion Technologies, Inc.	400	10,888
Applied Optoelectronics, Inc.*	700	43,253
AVX Corp.	1,600	26,144
Badger Meter, Inc.	1,118	44,552
Bel Fuse, Inc., Class B	269	6,644
Benchmark Electronics, Inc.*	2,077	67,087
Brady Corp., Class A	1,857	62,952
Control4 Corp.*	1,000	19,610
CTS Corp.	1,263	27,281
CyberOptics Corp.*	400	8,260
Electro Scientific Industries, Inc.*	1,300	10,712
ESCO Technologies, Inc.	1,034	61,678
FARO Technologies, Inc.*	620	23,436
Fitbit, Inc.*	6,800	36,108
Fluidigm Corp.*	1,100	4,444
GoPro, Inc., Class A*	3,700	30,081
II-VI, Inc.*	2,456	84,241
IMAX Corp.*	2,400	52,800
Itron, Inc.*	1,300	88,075
KEMET Corp.*	1,800	23,040
Kimball Electronics, Inc.*	933	16,841
Mesa Laboratories, Inc.	100	14,331
Methode Electronics, Inc.	1,460	60,152
NVE Corp.	209	16,093
OSI Systems, Inc.*	657	49,374
Park Electrochemical Corp.	833	15,344
Plexus Corp.*	1,303	68,499
Rogers Corp.*	660	71,689
Sanmina Corp.*	2,926	111,481
Sparton Corp.*	400	8,796
Stoneridge, Inc.*	1,273	19,617
Tech Data Corp.*	1,400	141,400
TTM Technologies, Inc.*	3,629	62,999
Vishay Intertechnology, Inc.	5,400	89,640
Vishay Precision Group, Inc.*	300	5,190
Watts Water Technologies, Inc.	1,117	70,594
Woodward, Inc.	2,123	143,472
ZAGG, Inc.*	900	7,785

		1,704,583

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — 0.4%
Clean Energy Fuels Corp.*	6,800	$17,272
FutureFuel Corp.	1,100	16,599
Green Plains, Inc.	1,467	30,147
Pacific Ethanol, Inc.*	900	5,625
Pattern Energy Group, Inc.	2,600	61,984
Plug Power, Inc.*	6,800	13,872
Renewable Energy Group, Inc.*	1,600	20,720
REX American Resources Corp.*	192	18,539
Sunrun, Inc.*	2,700	19,224
TerraForm Global, Inc., Class A*	3,600	18,180
TerraForm Power, Inc., Class A*	3,000	36,000
TPI Composites, Inc.*	400	7,392
Vivint Solar, Inc.*	800	4,680

		270,234

Engineering & Construction — 1.4%
Aegion Corp.*	1,555	34,023
Argan, Inc.	536	32,160
Chicago Bridge & Iron Co. NV	3,900	76,947
Dycom Industries, Inc.*	1,153	103,216
EMCOR Group, Inc.	2,263	147,955
Exponent, Inc.	1,040	60,632
Granite Construction, Inc.	1,544	74,483
Hill International, Inc.*	1,500	7,800
IES Holdings, Inc.*	400	7,260
KBR, Inc.	5,600	85,232
Layne Christensen Co.*	700	6,153
MasTec, Inc.*	2,664	120,280
McDermott International, Inc.*	11,100	79,587
Mistras Group, Inc.*	800	17,576
MYR Group, Inc.*	683	21,187
NV5 Global, Inc.*	300	12,750
Orion Group Holdings, Inc.*	1,137	8,493
Sterling Construction Co., Inc.*	1,000	13,070
TopBuild Corp.*	1,400	74,298
Tutor Perini Corp.*	1,397	40,164
VSE Corp.	408	18,352

		1,041,618

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A	2,156	49,049
Churchill Downs, Inc.	520	95,316
Eldorado Resorts, Inc.*	1,800	36,000
Eros International PLC*	1,200	13,740
Golden Entertainment, Inc.*	500	10,355
International Speedway Corp., Class A	1,100	41,305
Marriott Vacations Worldwide Corp.	900	105,975
National CineMedia, Inc.	2,374	17,615
Penn National Gaming, Inc.*	3,200	68,480
Pinnacle Entertainment, Inc.*	1,982	39,164
RCI Hospitality Holdings, Inc.	400	9,536
Reading International, Inc., Class A*	700	11,291
Red Rock Resorts, Inc., Class A	2,700	63,585
Scientific Games Corp., Class A*	1,900	49,590

	Number of Shares	Value†

Entertainment — (continued)
SeaWorld Entertainment, Inc.	2,700	$43,929
Speedway Motorsports, Inc.	316	5,773

		660,703

Environmental Control — 0.7%
Advanced Disposal Services, Inc.*	900	20,457
Advanced Emissions Solutions, Inc.	800	7,328
Aqua Metals, Inc.*	600	7,530
AquaVenture Holdings Ltd.*	400	6,092
Calgon Carbon Corp.	2,162	32,646
Casella Waste Systems, Inc., Class A*	1,500	24,615
CECO Environmental Corp.	1,309	12,017
Covanta Holding Corp.	4,600	60,720
Darling Ingredients, Inc.*	6,567	103,365
Energy Recovery, Inc.*	1,500	12,435
Heritage-Crystal Clean, Inc.*	600	9,540
Hudson Technologies, Inc.*	1,400	11,830
MSA Safety, Inc.	1,321	107,225
Tetra Tech, Inc.	2,164	99,003
U.S. Ecology, Inc.	942	47,571

		562,374

Food — 1.5%
Amplify Snack Brands, Inc.*	900	8,676
B&G Foods, Inc.	2,572	91,563
Cal-Maine Foods, Inc.*	1,246	49,342
Calavo Growers, Inc.	651	44,951
Dean Foods Co.	3,700	62,900
Fresh Del Monte Produce, Inc.	1,316	66,998
Hostess Brands, Inc.*	3,100	49,910
Ingles Markets, Inc., Class A	604	20,113
J&J Snack Foods Corp.	596	78,714
John B Sanfilippo & Son, Inc.	300	18,933
Lancaster Colony Corp.	733	89,880
Lifeway Foods, Inc.*	87	813
Nutrisystem, Inc.	1,237	64,386
Performance Food Group Co.*	2,800	76,720
Sanderson Farms, Inc.	734	84,887
Seneca Foods Corp., Class A*	211	6,552
Smart & Final Stores, Inc.*	1,100	10,010
Snyder’s-Lance, Inc.	3,212	111,199
SpartanNash Co.	1,530	39,719
SUPERVALU, Inc.*	10,300	33,887
The Chefs’ Warehouse, Inc.*	750	9,750
Tootsie Roll Industries, Inc.	679	23,663
United Natural Foods, Inc.*	1,900	69,730
Village Super Market, Inc., Class A	268	6,947
Weis Markets, Inc.	366	17,831

		1,138,074

Forest Products & Paper — 0.3%
Clearwater Paper Corp.*	678	31,697
Deltic Timber Corp.	392	29,267
Neenah Paper, Inc.	674	54,088
Orchids Paper Products Co.	400	5,180

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Forest Products & Paper — (continued)
P.H. Glatfelter Co.	1,659	$32,417
Schweitzer-Mauduit International, Inc.	1,176	43,782

		196,431

Gas — 1.3%
Chesapeake Utilities Corp.	635	47,593
Delta Natural Gas Co., Inc.	300	9,141
New Jersey Resources Corp.	3,464	137,521
Northwest Natural Gas Co.	1,050	62,842
ONE Gas, Inc.	2,100	146,601
RGC Resources, Inc.	400	11,332
South Jersey Industries, Inc.	3,180	108,661
Southwest Gas Holdings, Inc.	1,894	138,376
Spire, Inc.	1,856	129,456
WGL Holdings, Inc.	1,994	166,359

		957,882

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,870	77,418
Hardinge, Inc.	700	8,694
Kennametal, Inc.	3,200	119,744
Milacron Holdings Corp.*	1,800	31,662

		237,518

Healthcare Products — 3.9%
Abaxis, Inc.	829	43,954
Accelerate Diagnostics, Inc.*	951	26,010
Accuray, Inc.*	2,738	13,006
Analogic Corp.	507	36,834
AngioDynamics, Inc.*	1,458	23,634
AtriCure, Inc.*	1,200	29,100
Atrion Corp.	61	39,241
AxoGen, Inc.*	1,200	20,100
BioTelemetry, Inc.*	1,200	40,140
Cantel Medical Corp.	1,475	114,917
Cardiovascular Systems, Inc.*	1,300	41,899
Cerus Corp.*	3,600	9,036
ConforMIS, Inc.*	1,600	6,864
CONMED Corp.	1,103	56,187
CryoLife, Inc.*	1,399	27,910
Cutera, Inc.*	500	12,950
Endologix, Inc.*	3,198	15,542
Entellus Medical, Inc.*	400	6,624
Exactech, Inc.*	509	15,168
FONAR Corp.*	400	11,100
GenMark Diagnostics, Inc.*	1,700	20,111
Genomic Health, Inc.*	709	23,078
Glaukos Corp.*	1,100	45,617
Globus Medical, Inc., Class A*	2,900	96,135
Haemonetics Corp.*	2,046	80,797
Halyard Health, Inc.*	1,900	74,632
ICU Medical, Inc.*	579	99,877
Inogen, Inc.*	700	66,794
Insulet Corp.*	2,246	115,242
Integer Holdings Corp.*	1,293	55,922
Integra LifeSciences Holdings Corp.*	2,452	133,659

	Number of Shares	Value†

Healthcare Products — (continued)
Intersect ENT, Inc.*	1,100	$30,745
Invacare Corp.	1,190	15,708
InVivo Therapeutics Holdings Corp.*	800	2,160
iRhythm Technologies, Inc.*	500	21,245
K2M Group Holdings, Inc.*	1,600	38,976
Lantheus Holdings, Inc.*	1,000	17,650
LeMaitre Vascular, Inc.	400	12,488
LivaNova PLC*	1,900	116,299
Luminex Corp.	1,653	34,911
Masimo Corp.*	1,704	155,371
Meridian Bioscience, Inc.	1,760	27,720
Merit Medical Systems, Inc.*	1,875	71,531
MiMedx Group, Inc.*	3,800	56,886
NanoString Technologies, Inc.*	600	9,924
Natus Medical, Inc.*	1,375	51,287
Nevro Corp.*	1,100	81,873
Novocure Ltd.*	2,100	36,330
NuVasive, Inc.*	2,006	154,302
NxStage Medical, Inc.*	2,584	64,781
Ocular Therapeutix, Inc.*	700	6,489
OraSure Technologies, Inc.*	2,201	37,989
Orthofix International NV*	671	31,188
Oxford Immunotec Global PLC*	1,000	16,820
Penumbra, Inc.*	1,100	96,525
Pulse Biosciences, Inc.*	400	13,812
Quidel Corp.*	1,051	28,524
Rockwell Medical, Inc.*	1,800	14,274
STAAR Surgical Co.*	1,400	15,120
Surmodics, Inc.*	373	10,500
Tactile Systems Technology, Inc.*	400	11,432
The Spectranetics Corp.*	1,665	63,936
Utah Medical Products, Inc.	100	7,240
Varex Imaging Corp.*	1,500	50,700
ViewRay, Inc.*	1,100	7,117
Wright Medical Group NV*	4,218	115,953

		2,929,886

Healthcare Services — 1.8%
AAC Holdings, Inc.*	200	1,386
Addus HomeCare Corp.*	400	14,880
Almost Family, Inc.*	477	29,407
Amedisys, Inc.*	1,106	69,468
American Renal Associates Holdings, Inc.*	400	7,420
Capital Senior Living Corp.*	1,036	15,758
Catalent, Inc.*	4,900	171,990
Chemed Corp.	629	128,649
Civitas Solutions, Inc.*	400	7,000
Community Health Systems, Inc.*	3,600	35,856
Genesis Healthcare, Inc.*	1,861	3,238
HealthSouth Corp.	3,536	171,143
Invitae Corp.*	1,100	10,516
Kindred Healthcare, Inc.	3,374	39,307
LHC Group, Inc.*	582	39,512
Magellan Health, Inc.*	941	68,599
Medpace Holdings, Inc.*	300	8,700
Molina Healthcare, Inc.*	1,668	115,392

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Natera, Inc.*	700	$7,602
National HealthCare Corp.	406	28,477
RadNet, Inc.*	1,500	11,625
Select Medical Holdings Corp.*	4,400	67,540
Surgery Partners, Inc.*	700	15,925
Teladoc, Inc.*	2,100	72,870
Tenet Healthcare Corp.*	3,200	61,888
The Ensign Group, Inc.	1,880	40,928
Tivity Health, Inc.*	1,558	62,086
Triple-S Management Corp., Class B*	1,091	18,449
U.S. Physical Therapy, Inc.	491	29,656

		1,355,267

Holding Companies — 0.3%
FCB Financial Holdings, Inc., Class A*	1,400	66,850
HRG Group, Inc.*	4,875	86,336
National Bank Holdings Corp., Class A	1,000	33,110
Tiptree Financial, Inc., Class A	1,100	7,755

		194,051

Home Builders — 0.8%
Beazer Homes USA, Inc.*	1,424	19,537
Cavco Industries, Inc.*	369	47,841
Century Communities, Inc.*	500	12,400
Foundation Building Materials, Inc.*	500	6,430
Green Brick Partners, Inc.*	1,100	12,595
Hovnanian Enterprises, Inc., Class A*	4,810	13,468
Installed Building Products, Inc.*	800	42,360
KB Home	3,400	81,498
LGI Homes, Inc.*	600	24,108
M/I Homes, Inc.*	836	23,868
MDC Holdings, Inc.	1,575	55,645
Meritage Homes Corp.*	1,490	62,878
Tailored Brands, Inc.	1,956	21,829
Taylor Morrison Home Corp., Class A*	2,400	57,624
The New Home Co., Inc.*	600	6,882
TRI Pointe Group, Inc.*	6,100	80,459
William Lyon Homes, Class A*	1,000	24,140
Winnebago Industries, Inc.	1,122	39,270

		632,832

Home Furnishings — 0.6%
American Woodmark Corp.*	569	54,368
Bassett Furniture Industries, Inc.	300	11,385
Daktronics, Inc.	1,209	11,643
Ethan Allen Interiors, Inc.	1,028	33,204
Flexsteel Industries, Inc.	200	10,822
Hooker Furniture Corp.	500	20,575
iRobot Corp.*	1,082	91,040
Kimball International, Inc., Class B	1,244	20,762
La-Z-Boy, Inc.	1,962	63,765
Select Comfort Corp.*	1,572	55,790
Universal Electronics, Inc.*	600	40,110
VOXX International Corp.*	1,300	10,660

		424,124

	Number of Shares	Value†

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	$24,000
La Quinta Holdings, Inc.*	3,400	50,218

		74,218

Household Products & Wares — 0.4%
ACCO Brands Corp.*	4,393	51,178
Central Garden & Pet Co.*	500	15,895
Central Garden & Pet Co., Class A*	1,402	42,088
CSS Industries, Inc.	412	10,778
Helen of Troy Ltd.*	1,095	103,040
WD-40 Co.	546	60,251

		283,230

Housewares — 0.0%
Libbey, Inc.	800	6,448
Lifetime Brands, Inc.	400	7,260

		13,708

Insurance — 3.1%
Ambac Financial Group, Inc.*	1,700	29,495
American Equity Investment Life Holding Co.	3,476	91,349
AMERISAFE, Inc.	708	40,321
AmTrust Financial Services, Inc.	3,300	49,962
Argo Group International Holdings Ltd.	1,160	70,266
Atlas Financial Holdings, Inc.*	400	5,960
Baldwin & Lyons, Inc., Class B	325	7,963
Blue Capital Reinsurance Holdings Ltd.	300	5,490
Citizens, Inc.*	1,466	10,819
CNO Financial Group, Inc.	6,693	139,750
Crawford & Co., Class B	638	5,933
Donegal Group, Inc., Class A	283	4,500
eHealth, Inc.*	720	13,536
EMC Insurance Group, Inc.	450	12,501
Employers Holdings, Inc.	1,282	54,229
Enstar Group Ltd.*	374	74,295
Essent Group Ltd.*	3,000	111,420
FBL Financial Group, Inc., Class A	427	26,260
Federated National Holding Co.	500	8,000
Fidelity & Guaranty Life	500	15,525
Genworth Financial, Inc., Class A*	20,500	77,285
Global Indemnity Ltd.*	383	14,849
Greenlight Capital Re Ltd., Class A*	1,128	23,575
Hallmark Financial Services, Inc.*	255	2,874
HCI Group, Inc.	300	14,094
Health Insurance Innovations, Inc.*	400	9,400
Heritage Insurance Holdings, Inc.	800	10,416
Hilltop Holdings, Inc.	2,983	78,184
Horace Mann Educators Corp.	1,709	64,600
Independence Holding Co.	100	2,045
Infinity Property & Casualty Corp.	420	39,480
Kemper Corp.	1,500	57,900
Kinsale Capital Group, Inc.	600	22,386
Maiden Holdings Ltd.	2,768	30,725
MBIA, Inc.*	5,500	51,865
MGIC Investment Corp.*	14,527	162,702
National General Holdings Corp.	2,000	42,200

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
National Western Life Group, Inc., Class A	95	$30,364
NI Holdings, Inc.*	600	10,728
NMI Holdings, Inc., Class A*	2,100	24,045
OneBeacon Insurance Group Ltd., Class A	900	16,407
Primerica, Inc.	1,800	136,350
Radian Group, Inc.	8,703	142,294
RLI Corp.	1,522	83,132
Safety Insurance Group, Inc.	582	39,751
Selective Insurance Group, Inc.	2,275	113,864
State Auto Financial Corp.	476	12,247
State National Cos., Inc.	1,000	18,380
Stewart Information Services Corp.	908	41,205
The Navigators Group, Inc.	790	43,371
Third Point Reinsurance Ltd.*	3,000	41,700
Trupanion, Inc.*	600	13,428
United Fire Group, Inc.	880	38,773
United Insurance Holdings Corp.	800	12,584
Universal Insurance Holdings, Inc.	1,251	31,525
WMIH Corp.*	8,700	10,875

		2,343,177

Internet — 2.4%
1-800-Flowers.com, Inc., Class A*	737	7,186
Angie’s List, Inc.*	1,600	20,464
Bankrate, Inc.*	1,923	24,710
Bazaarvoice, Inc.*	3,500	17,325
Blucora, Inc.*	1,496	31,715
Boingo Wireless, Inc.*	1,300	19,448
Box, Inc., Class A*	3,100	56,544
Brightcove, Inc.*	1,200	7,440
Cars.com, Inc.*	2,800	74,564
Carvana Co.*	600	12,282
ChannelAdvisor Corp.*	900	10,395
Chegg, Inc.*	3,100	38,099
Cogent Communications Holdings, Inc.	1,619	64,922
DHI Group, Inc.*	1,863	5,310
Endurance International Group Holdings, Inc.*	2,100	17,535
ePlus, Inc.*	490	36,309
Etsy, Inc.*	4,300	64,500
FTD Cos., Inc.*	818	16,360
Global Eagle Entertainment, Inc.*	1,500	5,340
Global Sources Ltd.*	500	10,000
Groupon, Inc.*	13,300	51,072
GrubHub, Inc.*	3,400	148,240
HealthStream, Inc.*	900	23,688
Imperva, Inc.*	1,300	62,205
Internap Corp.*	3,100	11,377
Limelight Networks, Inc.*	1,172	3,387
Liquidity Services, Inc.*	1,035	6,572
Meet Group, Inc.*	1,900	9,595
New Media Investment Group, Inc.	1,700	22,916
NIC, Inc.	2,629	49,819
Okta, Inc.*	400	9,120
Overstock.com, Inc.*	571	9,307
Perficient, Inc.*	1,245	23,207

	Number of Shares	Value†

Internet — (continued)
Q2 Holdings, Inc.*	1,100	$40,645
QuinStreet, Inc.*	1,815	7,568
Quotient Technology, Inc.*	2,700	31,050
Rapid7, Inc.*	800	13,464
RealNetworks, Inc.*	515	2,230
Reis, Inc.	400	8,500
Rightside Group Ltd.*	100	1,062
RingCentral, Inc., Class A*	2,400	87,720
Safeguard Scientifics, Inc.*	850	10,115
Shutterfly, Inc.*	1,390	66,025
Shutterstock, Inc.*	800	35,264
Stamps.com, Inc.*	562	87,040
TechTarget, Inc.*	500	5,185
The Rubicon Project, Inc.*	1,200	6,168
The Trade Desk Inc., Class A*	700	35,077
TrueCar, Inc.*	2,300	45,839
Tucows, Inc.*	400	21,400
VASCO Data Security International, Inc.*	1,028	14,752
VirnetX Holding Corp.*	1,583	7,203
Web.com Group, Inc.*	1,500	37,950
WebMD Health Corp.*	1,432	83,987
XO Group, Inc.*	859	15,136
Yelp, Inc.*	3,000	90,060
Zendesk, Inc.*	3,800	105,564
Zix Corp.*	1,848	10,515

		1,840,472

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	12,303
Caesars Acquisition Co., Class A*	1,900	36,195

		48,498

Iron & Steel — 0.6%
AK Steel Holding Corp.*	12,000	78,840
Allegheny Technologies, Inc.	4,400	74,844
Carpenter Technology Corp.	1,800	67,374
Cliffs Natural Resources, Inc.*	11,200	77,504
Commercial Metals Co.	4,500	87,435
Ryerson Holding Corp.*	800	7,920
Schnitzer Steel Industries, Inc., Class A	900	22,680
TimkenSteel Corp.*	1,400	21,518

		438,115

Leisure Time — 0.7%
Acushnet Holdings Corp.	1,100	21,824
Callaway Golf Co.	3,946	50,430
Camping World Holdings Inc., Class A	600	18,510
ClubCorp Holdings, Inc.	2,700	35,370
Drive Shack, Inc.	2,400	7,560
Escalade, Inc.	600	7,860
Fox Factory Holding Corp.*	1,400	49,840
Johnson Outdoors, Inc., Class A	200	9,642
LCI Industries	891	91,238
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	33,640
Lindblad Expeditions Holdings Inc.*	700	7,350
Malibu Boats, Inc., Class A*	600	15,522

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Marine Products Corp.	88	$1,374
MCBC Holdings, Inc.*	500	9,775
Nautilus, Inc.*	1,300	24,895
Planet Fitness, Inc., Class A*	3,300	77,022
Vista Outdoor, Inc.*	2,200	49,522

		511,374

Lodging — 0.4%
Belmond Ltd., Class A*	3,445	45,818
Boyd Gaming Corp.	3,400	84,354
Century Casinos, Inc.*	1,100	8,107
ILG, Inc.	4,116	113,149
Intrawest Resorts Holdings, Inc.*	600	14,244
Monarch Casino & Resort, Inc.*	485	14,671
Red Lion Hotels Corp.*	800	5,880
The Marcus Corp.	633	19,117

		305,340

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	798	44,297
Babcock & Wilcox Enterprises, Inc.*	1,900	22,344
Hyster-Yale Materials Handling, Inc.	344	24,166

		90,807

Machinery — Diversified — 0.8%
Alamo Group, Inc.	417	37,868
Albany International Corp., Class A	1,132	60,449
Altra Industrial Motion Corp.	1,003	39,919
Applied Industrial Technologies, Inc.	1,482	87,512
Briggs & Stratton Corp.	1,836	44,247
Chart Industries, Inc.*	1,177	40,877
Columbus McKinnon Corp.	685	17,413
DXP Enterprises, Inc.*	522	18,009
Gencor Industries, Inc.*	500	8,100
Hurco Cos., Inc.	200	6,950
Ichor Holdings Ltd.*	600	12,096
Intevac, Inc.*	800	8,880
Kadant, Inc.	399	30,005
Lindsay Corp.	453	40,430
NACCO Industries, Inc., Class A	122	8,644
SPX FLOW, Inc.*	1,500	55,320
Tennant Co.	736	54,317
The ExOne Co.*	500	5,725
The Gorman-Rupp Co.	751	19,128
The Manitowoc Co., Inc.*	5,300	31,853

		627,742

Media — 1.2%
Central European Media Enterprises Ltd., Class A*	3,100	12,400
Daily Journal Corp.*	41	8,457
Entercom Communications Corp., Class A	1,200	12,420
Entravision Communications Corp., Class A	2,800	18,480
Gannett Co., Inc.	4,800	41,856
Gray Television, Inc.*	2,600	35,620
Hemisphere Media Group, Inc.*	900	10,665

	Number of Shares	Value†

Media — (continued)
Houghton Mifflin Harcourt Co.*	3,900	$47,970
Liberty Media Corp. — Liberty Braves, Class C*	1,300	31,161
Liberty Media Corp. — Liberty Braves, Class A*	500	11,945
Meredith Corp.	1,500	89,175
MSG Networks, Inc., Class A*	2,500	56,125
Nexstar Media Group, Inc.	1,750	104,624
Saga Communications, Inc., Class A	133	6,085
Scholastic Corp.	1,156	50,390
Sinclair Broadcast Group, Inc., Class A	2,717	89,389
The E.W. Scripps Co., Class A*	2,329	41,480
The New York Times Co., Class A	5,121	90,642
Time, Inc.	4,300	61,705
TiVo Corp.	4,624	86,235
tronc, Inc.*	1,100	14,179
World Wrestling Entertainment, Inc., Class A	1,314	26,766

		947,769

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,200	24,120
Ampco-Pittsburgh Corp.	500	7,375
Atkore International Group, Inc.*	1,300	29,315
CIRCOR International, Inc.	635	37,706
Global Brass & Copper Holdings, Inc.	700	21,385
Haynes International, Inc.	564	20,479
L.B. Foster Co., Class A	500	10,725
Lawson Products, Inc.*	400	8,860
Mueller Industries, Inc.	2,188	66,625
Mueller Water Products, Inc., Class A	6,192	72,323
NN, Inc.	1,000	27,450
Northwest Pipe Co.*	600	9,756
Olympic Steel, Inc.	231	4,500
Omega Flex, Inc.	59	3,800
RBC Bearings, Inc.*	937	95,349
Rexnord Corp.*	4,100	95,325
Sun Hydraulics Corp.	859	36,653
The Eastern Co.	300	9,015
TriMas Corp.*	1,795	37,426
Worthington Industries, Inc.	1,784	89,592

		707,779

Mining — 0.7%
Century Aluminum Co.*	1,754	27,327
Coeur Mining, Inc.*	7,528	64,590
Compass Minerals International, Inc.	1,300	84,890
Fairmount Santrol Holdings, Inc.*	6,100	23,790
Ferroglobe Representation & Warranty Insurance Trust Units~	2,414	0
Gold Resource Corp.	2,400	9,792
Hecla Mining Co.	15,517	79,137
Kaiser Aluminum Corp.	716	63,380
Klondex Mines Ltd.*	6,900	23,253
Materion Corp.	857	32,052
Ring Energy, Inc.*	1,600	20,800
Smart Sand, Inc.*	700	6,237
United States Lime & Minerals, Inc.	29	2,276

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Uranium Energy Corp.*	5,300	$8,427
US Silica Holdings, Inc.	3,300	117,117

		563,068

Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	2,406	59,188
American Outdoor Brands Corp.*	2,179	48,287
American Railcar Industries, Inc.	400	15,320
AZZ, Inc.	976	54,461
Barnes Group, Inc.	1,965	115,011
Chase Corp.	300	32,010
Core Molding Technologies, Inc.*	500	10,805
EnPro Industries, Inc.	817	58,309
Fabrinet*	1,300	55,458
Federal Signal Corp.	2,343	40,674
FreightCar America, Inc.	570	9,912
GP Strategies Corp.*	400	10,560
Handy & Harman Ltd.*	200	6,280
Harsco Corp.*	3,200	51,520
Hillenbrand, Inc.	2,374	85,701
John Bean Technologies Corp.	1,229	120,442
Koppers Holdings, Inc.*	820	29,643
LSB Industries, Inc.*	749	7,737
Lydall, Inc.*	600	31,020
Movado Group, Inc.	460	11,615
Myers Industries, Inc.	625	11,219
NL Industries, Inc.*	90	635
Park-Ohio Holdings Corp.	400	15,240
Proto Labs, Inc.*	1,000	67,250
Raven Industries, Inc.	1,346	44,822
SPX Corp.*	1,700	42,772
Standex International Corp.	500	45,350
Sturm Ruger & Co., Inc.	719	44,686
Tredegar Corp.	1,061	16,180
Trinseo SA	1,700	116,790

		1,258,897

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	7,280

Office Furnishings — 0.4%
Herman Miller, Inc.	2,432	73,933
HNI Corp.	1,843	73,480
Interface, Inc.	2,595	50,992
Knoll, Inc.	1,953	39,158
Steelcase, Inc., Class A	3,531	49,434

		286,997

Oil & Gas — 1.5%
Abraxas Petroleum Corp.*	4,100	6,642
Adams Resources & Energy, Inc.	100	4,108
Alon USA Energy, Inc.	1,352	18,009
Atwood Oceanics, Inc.*	3,000	24,450
Bill Barrett Corp.*	2,025	6,217
Bonanza Creek Energy, Inc.*	800	25,368
California Resources Corp.*	1,400	11,970
Callon Petroleum Co.*	7,400	78,514

	Number of Shares	Value†

Oil & Gas — (continued)
Carrizo Oil & Gas, Inc.*	2,365	$41,198
Cobalt International Energy, Inc.*	0	1
Contango Oil & Gas Co.*	703	4,668
CVR Energy, Inc.	700	15,232
Delek US Holdings, Inc.	2,498	66,047
Denbury Resources, Inc.*	14,400	22,032
Diamond Offshore Drilling, Inc.*	2,500	27,075
Eclipse Resources Corp.*	1,400	4,004
Energy XXI Gulf Coast, Inc.*	1,200	22,284
Ensco PLC, Class A	11,900	61,404
EP Energy Corp., Class A*	1,800	6,588
Evolution Petroleum Corp.	1,200	9,720
Gastar Exploration, Inc.*	10,700	9,908
Halcon Resources Corp.*	2,400	10,896
Isramco, Inc.*	21	2,402
Jagged Peak Energy, Inc.*	1,000	13,350
Jones Energy, Inc., Class A*	3,262	5,220
Lilis Energy, Inc.*	1,700	8,330
Matador Resources Co.*	3,700	79,069
Midstates Petroleum Co. Inc.*	700	8,869
Noble Corp. PLC	9,500	34,390
Oasis Petroleum, Inc.*	9,600	77,280
Panhandle Oil and Gas, Inc., Class A	634	14,645
Par Pacific Holdings, Inc.*	1,318	23,777
Parker Drilling Co.*	5,217	7,043
PDC Energy, Inc.*	2,612	112,603
Penn Virginia Corp.*	600	22,050
Resolute Energy Corp.*	800	23,816
Rowan Cos PLC, Class A*	4,600	47,104
Sanchez Energy Corp.*	2,700	19,386
SandRidge Energy, Inc.*	1,400	24,094
SilverBow Resources, Inc.*	300	7,848
Stone Energy Corp.*	800	14,704
Trecora Resources*	1,000	11,250
Ultra Petroleum Corp.*	7,600	82,460
Unit Corp.*	2,100	39,333
W&T Offshore, Inc.*	1,643	3,220
WildHorse Resource Development Corp.*	1,100	13,607

		1,172,185

Oil & Gas Services — 1.1%
Archrock, Inc.	2,600	29,640
Basic Energy Services, Inc.*	700	17,430
C&J Energy Services, Inc.*	1,800	61,686
CARBO Ceramics, Inc.*	800	5,480
Dril-Quip, Inc.*	1,500	73,200
Exterran Corp.*	1,300	34,710
Flotek Industries, Inc.*	2,000	17,880
Forum Energy Technologies, Inc.*	2,700	42,120
Frank’s International N.V.	1,900	15,751
Geospace Technologies Corp.*	476	6,583
Helix Energy Solutions Group, Inc.*	6,001	33,846
Independence Contract Drilling, Inc.*	1,100	4,279
Keane Group, Inc.*	1,500	24,000
Key Energy Services, Inc.*	400	7,696
Mammoth Energy Services, Inc.*	500	9,300

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Matrix Service Co.*	987	$9,228
MRC Global, Inc.*	3,700	61,124
Natural Gas Services Group, Inc.*	594	14,761
NCS Multistage Holdings, Inc.*	400	10,072
Newpark Resources, Inc.*	3,512	25,813
NOW, Inc.*	4,300	69,144
Oil States International, Inc.*	2,100	57,015
Pioneer Energy Services Corp.*	2,650	5,433
ProPetro Holding Corp.*	1,000	13,960
SEACOR Holdings, Inc.*	600	20,580
SRC Energy, Inc.*	7,600	51,148
Superior Energy Services, Inc.*	6,000	62,580
Tesco Corp.*	1,400	6,230
TETRA Technologies, Inc.*	5,379	15,007
Thermon Group Holdings, Inc.*	1,100	21,087
Willbros Group, Inc.*	2,600	6,422

		833,205

Packaging and Containers — 0.2%
Berry Global Group, Inc.*	0	0
Greif, Inc., Class B	200	12,080
Greif, Inc., Class A	1,000	55,780
KapStone Paper and Packaging Corp.	3,240	66,841
UFP Technologies, Inc.*	300	8,490

		143,191

Pharmaceuticals — 3.5%
AcelRx Pharmaceuticals, Inc.*	1,000	2,150
Achaogen, Inc.*	1,100	23,903
Aclaris Therapeutics, Inc.*	800	21,696
Adamas Pharmaceuticals, Inc.*	700	12,243
Aerie Pharmaceuticals, Inc.*	1,200	63,060
Aimmune Therapeutics, Inc.*	1,100	22,616
Akebia Therapeutics, Inc.*	1,200	17,244
Amicus Therapeutics, Inc.*	5,600	56,392
Amphastar Pharmaceuticals, Inc.*	1,400	25,004
Anika Therapeutics, Inc.*	500	24,670
Antares Pharma, Inc.*	5,600	18,032
Anthera Pharmaceuticals Inc.*	1	1
Aratana Therapeutics, Inc.*	900	6,507
Array BioPharma, Inc.*	6,948	58,155
Avexis, Inc.*	800	65,728
Axovant Sciences Ltd.*	1,200	27,828
BioScrip, Inc.*	4,411	11,976
BioSpecifics Technologies Corp.*	200	9,902
Calithera Biosciences, Inc.*	1,200	17,820
Cara Therapeutics, Inc.*	800	12,312
Catalyst Pharmaceuticals, Inc.*	2,800	7,728
Cempra, Inc.*	1,800	8,280
ChemoCentryx, Inc.*	1,000	9,360
Chimerix, Inc.*	1,700	9,265
Clovis Oncology, Inc.*	1,500	140,445
Collegium Pharmaceutical, Inc.*	400	5,004
Concert Pharmaceuticals, Inc.*	500	6,975
Corbus Pharmaceuticals Holdings Inc.*	1,700	10,710
Corcept Therapeutics, Inc.*	3,600	42,480

	Number of Shares	Value†

Pharmaceuticals — (continued)
Depomed, Inc.*	2,283	$24,519
Diplomat Pharmacy, Inc.*	1,900	28,120
Durect Corp.*	3,500	5,460
Eagle Pharmaceuticals, Inc.*	300	23,667
Enanta Pharmaceuticals, Inc.*	600	21,588
Esperion Therapeutics, Inc.*	500	23,140
FibroGen, Inc.*	2,200	71,060
Flexion Therapeutics, Inc.*	1,200	24,264
Global Blood Therapeutics, Inc.*	1,400	38,290
Heron Therapeutics, Inc.*	1,900	26,315
Heska Corp.*	200	20,414
Horizon Pharma PLC*	6,500	77,155
Ignyta, Inc.*	1,600	16,560
Immune Design Corp.*	400	3,900
Impax Laboratories, Inc.*	2,837	45,676
Infinity Pharmaceuticals, Inc.*	528	829
Insys Therapeutics, Inc.*	800	10,120
Intra-Cellular Therapies, Inc.*	1,400	17,388
Ironwood Pharmaceuticals, Inc.*	5,161	97,440
Jounce Therapeutics, Inc.*	400	5,612
Keryx Biopharmaceuticals, Inc.*	3,500	25,305
Kindred Biosciences, Inc.*	1,400	12,040
La Jolla Pharmaceutical Co.*	700	20,839
Lannett Co., Inc.*	997	20,339
MannKind Corp.*	1	1
MediciNova, Inc.*	1,400	7,364
Minerva Neurosciences, Inc.*	800	7,080
MyoKardia, Inc.*	500	6,550
NantKwest, Inc.*	800	6,072
Natural Grocers by Vitamin Cottage, Inc.*	400	3,308
Natural Health Trends Corp.	300	8,355
Nature’s Sunshine Products, Inc.	200	2,650
Nektar Therapeutics*	5,533	108,170
Neogen Corp.*	1,402	96,892
Neos Therapeutics, Inc.*	400	2,920
Nutraceutical International Corp.	396	16,493
Omega Protein Corp.	1,000	17,900
Pacira Pharmaceuticals, Inc.*	1,600	76,320
PharMerica Corp.*	1,220	32,025
Phibro Animal Health Corp., Class A	700	25,935
Portola Pharmaceuticals, Inc.*	1,900	106,723
PRA Health Sciences, Inc.*	1,500	112,515
Prestige Brands Holdings, Inc.*	2,072	109,422
Progenics Pharmaceuticals, Inc.*	2,601	17,661
Protagonist Therapeutics, Inc.*	400	4,524
Ra Pharmaceuticals, Inc.*	500	9,370
Radius Health, Inc.*	1,500	67,845
Reata Pharmaceuticals, Inc., Class A*	300	9,492
Revance Therapeutics, Inc.*	700	18,480
Sarepta Therapeutics, Inc.*	1,900	64,049
SciClone Pharmaceuticals, Inc.*	2,277	25,047
Seres Therapeutics, Inc.*	800	9,040
Sucampo Pharmaceuticals, Inc., Class A*	871	9,146
Supernus Pharmaceuticals, Inc.*	1,900	81,890
Synergy Pharmaceuticals, Inc.*	7,600	33,820

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Syros Pharmaceuticals, Inc.*	500	$8,045
Teligent, Inc.*	1,800	16,470
Tetraphase Pharmaceuticals, Inc.*	1,200	8,556
TG Therapeutics, Inc.*	2,000	20,100
TherapeuticsMD, Inc.*	5,900	31,093
Trevena, Inc.*	2,000	4,600
USANA Health Sciences, Inc.*	448	28,717
Vanda Pharmaceuticals, Inc.*	1,441	23,488
Voyager Therapeutics, Inc.*	300	2,688
Xencor, Inc.*	1,300	27,443
Zogenix, Inc.*	1,175	17,037
Zynerba Pharmaceuticals, Inc.*	400	6,788

		2,689,610

Pipelines — 0.2%
Primoris Services Corp.	1,490	37,161
SemGroup Corp., Class A	2,700	72,900
Tellurian, Inc.*	2,200	22,066

		132,127

Publishing / Newspapers — 0.1%
Cimpress NV*	1,000	94,530

Real Estate — 0.6%
Alexander & Baldwin, Inc.	1,800	74,484
AV Homes, Inc.*	595	11,930
Community Healthcare Trust, Inc.	600	15,354
Consolidated-Tomoka Land Co.	124	7,062
Farmland Partners, Inc.	1,400	12,516
Forestar Group, Inc.*	1,463	25,090
Four Corners Property Trust, Inc.	2,500	62,775
FRP Holdings, Inc.*	169	7,799
HFF, Inc., Class A*	1,500	52,155
Kennedy-Wilson Holdings, Inc.	3,281	62,503
KKR Real Estate Finance Trust Inc.	400	8,600
Marcus & Millichap, Inc.*	500	13,180
RE/MAX Holdings, Inc., Class A	700	39,235
Stratus Properties, Inc.	300	8,820
The RMR Group, Inc., Class A	267	12,990
The St. Joe Co.*	2,100	39,375
Trinity Place Holdings, Inc.*	900	6,399

		460,267

Retail — 4.6%
Abercrombie & Fitch Co., Class A	2,800	34,832
America’s Car-Mart, Inc.*	227	8,830
American Eagle Outfitters, Inc.	6,700	80,735
Asbury Automotive Group, Inc.*	649	36,701
Ascena Retail Group, Inc.*	6,713	14,433
At Home Group, Inc.*	100	2,329
Barnes & Noble Education, Inc.*	1,737	18,464
Barnes & Noble, Inc.	2,600	19,760
Big 5 Sporting Goods Corp.	581	7,582
Big Lots, Inc.	1,800	86,940
Biglari Holdings, Inc.*	40	15,990
BJ’s Restaurants, Inc.*	920	34,270
Bloomin’ Brands, Inc.	4,100	87,043

	Number of Shares	Value†

Retail — (continued)
BMC Stock Holdings, Inc.*	2,300	$50,255
Bob Evans Farms, Inc.	842	60,481
Bojangles’, Inc.*	500	8,125
Boot Barn Holdings, Inc.*	400	2,832
Brinker International, Inc.	1,900	72,390
Buffalo Wild Wings, Inc.*	647	81,975
Build-A-Bear Workshop, Inc.*	700	7,315
Caleres, Inc.	1,654	45,948
Carrols Restaurant Group, Inc.*	1,113	13,634
Chico’s FAS, Inc.	5,300	49,926
Chuy’s Holdings, Inc.*	600	14,040
Citi Trends, Inc.	503	10,674
Conn’s, Inc.*	704	13,446
Cracker Barrel Old Country Store, Inc.	724	121,089
Dave & Buster’s Entertainment, Inc.*	1,600	106,416
Del Frisco’s Restaurant Group, Inc.*	1,000	16,100
Del Taco Restaurants, Inc.*	1,100	15,125
Denny’s Corp.*	2,752	32,391
Dillard’s, Inc., Class A	600	34,614
DineEquity, Inc.	671	29,558
DSW, Inc.	2,800	49,560
Duluth Holdings, Inc., Class B*	500	9,105
El Pollo Loco Holdings, Inc.*	900	12,465
Express, Inc.*	3,154	21,290
EZCORP, Inc., Class A*	1,766	13,598
Fiesta Restaurant Group, Inc.*	1,013	20,918
FirstCash, Inc.	1,939	113,044
Five Below, Inc.*	2,100	103,677
Francesca’s Holdings Corp.*	1,658	18,139
Fred’s, Inc., Class A	1,431	13,208
Freshpet, Inc.*	700	11,620
Genesco, Inc.*	795	26,950
GMS, Inc.*	900	25,290
GNC Holdings, Inc., Class A	2,800	23,604
Group 1 Automotive, Inc.	807	51,099
Guess?, Inc.	2,400	30,672
Haverty Furniture Cos., Inc.	750	18,825
Hibbett Sports, Inc.*	955	19,816
HSN, Inc.	1,279	40,800
J. Alexander’s Holding, Inc.*	483	5,917
J. Jill, Inc.*	800	9,832
J.C. Penney Co., Inc.*	12,100	56,265
Jack in the Box, Inc.	1,214	119,579
Kirkland’s, Inc.*	827	8,502
Lands’ End, Inc.*	700	10,430
Lithia Motors, Inc., Class A	894	84,242
Lumber Liquidators Holdings, Inc.*	1,033	25,887
MarineMax, Inc.*	1,000	19,550
Nathan’s Famous, Inc.*	100	6,300
Noodles & Co.*	300	1,170
Office Depot, Inc.	19,900	112,236
Ollie’s Bargain Outlet Holdings, Inc.*	1,900	80,940
Papa John’s International, Inc.	1,110	79,654
Party City Holdco, Inc.*	1,200	18,780
PC Connection, Inc.	565	15,289

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
PetMed Express, Inc.	713	$28,948
Pier 1 Imports, Inc.	3,644	18,912
PMC, Inc.*	400	7,500
Potbelly Corp.*	1,000	11,500
PriceSmart, Inc.	831	72,796
Red Robin Gourmet Burgers, Inc.*	520	33,930
Regis Corp.*	1,332	13,680
RH*	1,300	83,876
Ruby Tuesday, Inc.*	2,213	4,448
Rush Enterprises, Inc., Class A*	1,135	42,199
Rush Enterprises, Inc., Class B*	300	10,923
Ruth’s Hospitality Group, Inc.	1,195	25,991
Sears Holding Corp.*	500	4,430
Shake Shack, Inc., Class A*	1,000	34,880
Shoe Carnival, Inc.	458	9,563
Sonic Automotive, Inc., Class A	1,134	22,056
Sonic Corp.	1,732	45,881
Sportsman’s Warehouse Holdings, Inc.*	600	3,240
Systemax, Inc.	262	4,926
Texas Roadhouse, Inc.	2,670	136,036
The Buckle, Inc.	1,049	18,672
The Cato Corp., Class A	1,104	19,419
The Cheesecake Factory, Inc.	1,816	91,345
The Children’s Place, Inc.	694	70,857
The Container Store Group, Inc.*	600	3,552
The Finish Line, Inc., Class A	1,793	25,407
The Habit Restaurants, Inc., Class A*	1,000	15,800
Tile Shop Holdings, Inc.	1,300	26,845
Tilly’s, Inc., Class A*	400	4,060
Vera Bradley, Inc.*	800	7,824
Vitamin Shoppe, Inc.*	1,000	11,650
West Marine, Inc.	664	8,532
Wingstop, Inc.	1,100	33,990
Winmark Corp.	100	12,895
Zoe’s Kitchen, Inc.*	700	8,337
Zumiez, Inc.*	703	8,682

		3,496,078

Savings & Loans — 2.0%
Astoria Financial Corp.	3,701	74,575
Banc of California, Inc.	1,900	40,850
Bank Mutual Corp.	1,632	14,933
BankFinancial Corp.	609	9,086
Bear State Financial, Inc.	800	7,568
Beneficial Bancorp, Inc.	2,773	41,595
Berkshire Hills Bancorp, Inc.	1,302	45,765
BofI Holding, Inc.*	2,400	56,928
Brookline Bancorp, Inc.	2,922	42,661
BSB Bancorp, Inc.*	300	8,775
Capitol Federal Financial, Inc.	5,100	72,471
Charter Financial Corp.	700	12,600
Clifton Bancorp, Inc.	646	10,678
Community Bankers Trust Corp.*	1,300	10,725
Dime Community Bancshares, Inc.	1,430	28,028
Entegra Financial Corp.*	400	9,100

	Number of Shares	Value†

Savings & Loans — (continued)
ESSA Bancorp, Inc.	500	$7,360
First Defiance Financial Corp.	300	15,804
First Financial Northwest, Inc.	100	1,613
Flagstar Bancorp, Inc.*	800	24,656
Flushing Financial Corp.	1,138	32,080
Home Bancorp, Inc.	300	12,756
HomeStreet, Inc.*	1,000	27,675
HomeTrust Bancshares, Inc.*	500	12,200
Investors Bancorp, Inc.	10,155	135,671
Malvern Bancorp, Inc.*	400	9,580
Meridian Bancorp, Inc.	1,874	31,671
Meta Financial Group, Inc.	300	26,700
MutualFirst Financial, Inc.	300	10,710
Northfield Bancorp, Inc.	1,793	30,750
Northwest Bancshares, Inc.	3,775	58,928
OceanFirst Financial Corp.	1,227	33,276
Oritani Financial Corp.	1,718	29,292
Pacific Premier Bancorp, Inc.*	1,517	55,960
Provident Financial Holdings, Inc.	300	5,775
Provident Financial Services, Inc.	2,403	60,988
SI Financial Group, Inc.	500	8,050
Southern Missouri Bancorp, Inc.	300	9,678
Sterling Bancorp, Inc.	5,114	118,901
Territorial Bancorp, Inc.	243	7,579
United Community Financial Corp.	1,700	14,127
United Financial Bancorp, Inc.	2,131	35,566
Washington Federal, Inc.	3,400	112,880
Waterstone Financial, Inc.	1,000	18,850
WSFS Financial Corp.	1,071	48,570

		1,483,984

Semiconductors — 2.8%
Alpha & Omega Semiconductor Ltd.*	900	15,003
Ambarella, Inc.*	1,300	63,115
Amkor Technology, Inc.*	4,011	39,187
Axcelis Technologies, Inc.*	1,025	21,474
AXT, Inc.*	1,500	9,525
Brooks Automation, Inc.	2,677	58,064
Cabot Microelectronics Corp.	961	70,951
Cavium, Inc.*	1	37
CEVA, Inc.*	871	39,587
Cirrus Logic, Inc.*	2,481	155,608
Cohu, Inc.	904	14,229
Cree, Inc.*	3,800	93,670
Diodes, Inc.*	1,399	33,618
DSP Group, Inc.*	557	6,461
EMCORE Corp.	1,200	12,780
Entegris, Inc.*	5,670	124,456
FormFactor, Inc.*	2,629	32,600
Gerber Scientific, Inc. Escrow Shares~	500	0
Impinj, Inc.*	700	34,055
Inphi Corp.*	1,600	54,880
Integrated Device Technology, Inc.*	5,093	131,348
IXYS Corp.	766	12,601
Kopin Corp.*	1,507	5,591

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Lattice Semiconductor Corp.*	4,924	$32,794
MACOM Technology Solutions Holdings, Inc.*	1,622	90,466
MaxLinear, Inc., Class A*	2,243	62,557
MKS Instruments, Inc.	2,096	141,061
Monolithic Power Systems, Inc.	1,567	151,059
Nanometrics, Inc.*	900	22,761
Photronics, Inc.*	2,692	25,305
Power Integrations, Inc.	1,095	79,826
Rambus, Inc.*	4,423	50,555
Rudolph Technologies, Inc.*	1,054	24,084
Semtech Corp.*	2,609	93,272
Sigma Designs, Inc.*	1,200	7,020
Silicon Laboratories, Inc.*	1,600	109,360
Synaptics, Inc.*	1,416	73,221
Ultra Clean Holdings, Inc.*	1,500	28,125
Veeco Instruments, Inc.*	1,655	46,081
Xcerra Corp.*	2,466	24,093
Xperi Corp.	2,023	60,285

		2,150,765

Software — 4.5%
2U, Inc.*	1,700	79,764
ACI Worldwide, Inc.*	4,527	101,269
Actua Corp.*	1,028	14,443
Acxiom Corp.*	2,967	77,083
Allscripts Healthcare Solutions, Inc.*	7,100	90,596
Alteryx, Inc., Class A*	500	9,760
Amber Road, Inc.*	600	5,142
American Software, Inc., Class A	1,193	12,276
Appfolio, Inc., Class A*	300	9,780
Apptio, Inc., Class A*	700	12,145
Aspen Technology, Inc.*	2,953	163,183
Avid Technology, Inc.*	1,100	5,786
Benefitfocus, Inc.*	600	21,810
Blackbaud, Inc.	1,850	158,637
Blackline, Inc.*	300	10,722
Bottomline Technologies, Inc.*	1,545	39,691
BroadSoft, Inc.*	1,261	54,286
Callidus Software, Inc.*	2,400	58,080
Castlight Health, Inc., Class B*	1,200	4,980
Cloudera, Inc.*	500	8,010
CommerceHub, Inc.*	500	8,710
CommerceHub, Inc.*	1,100	19,184
CommVault Systems, Inc.*	1,548	87,385
Computer Programs & Systems, Inc.	447	14,662
Cornerstone OnDemand, Inc.*	2,100	75,075
Coupa Software, Inc.*	1,200	34,776
CSG Systems International, Inc.	1,281	51,983
Digi International, Inc.*	1,157	11,744
Donnelley Financial Solutions, Inc.*	1,000	22,960
Ebix, Inc.	1,036	55,840
Envestnet, Inc.*	1,713	67,835
Everbridge, Inc.*	500	12,180
Evolent Health, Inc., Class A*	1,500	38,025

	Number of Shares	Value†

Software — (continued)
Exa Corp.*	700	$9,660
Fair Isaac Corp.	1,188	165,619
Five9, Inc.*	2,000	43,040
Glu Mobile, Inc.*	4,000	10,000
Guidance Software, Inc.*	400	2,644
Hortonworks, Inc.*	1,700	21,896
HubSpot, Inc.*	1,300	85,475
InnerWorkings, Inc.*	1,724	19,998
Inovalon Holdings, Inc.*	2,500	32,875
Instructure, Inc.*	800	23,600
ManTech International Corp., Class A	1,039	42,994
Medidata Solutions, Inc.*	2,188	171,102
MicroStrategy, Inc., Class A*	375	71,876
MINDBODY, Inc., Class A*	1,400	38,080
MobileIron, Inc.*	2,700	16,335
Model N, Inc.*	1,100	14,630
Monotype Imaging Holdings, Inc.	1,599	29,262
MuleSoft, Inc.*	600	14,964
New Relic, Inc.*	1,100	47,311
Omnicell, Inc.*	1,435	61,848
Park City Group, Inc.*	700	8,505
Paycom Software, Inc.*	1,900	129,979
PDF Solutions, Inc.*	1,200	19,740
pdvWireless, Inc.*	500	11,650
Pegasystems, Inc.	1,460	85,191
Planet Payment, Inc.*	2,000	6,600
Progress Software Corp.	1,986	61,347
Proofpoint, Inc.*	1,700	147,611
PROS Holdings, Inc.*	917	25,117
QAD, Inc., Class A	392	12,564
Quality Systems, Inc.*	2,204	37,931
RealPage, Inc.*	2,200	79,090
Rosetta Stone, Inc.*	1,000	10,780
SPS Commerce, Inc.*	700	44,632
Synchronoss Technologies, Inc.*	1,646	27,077
SYNNEX Corp.	1,094	131,236
Twilio, Inc.*	2,400	69,864
Upland Software, Inc.*	500	10,995
Verint Systems, Inc.*	2,395	97,476
Workiva, Inc.*	900	17,145
Xactly Corp.*	1,000	15,650

		3,411,191

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	53,043
Wesco Aircraft Holdings, Inc.*	2,240	24,304

		77,347

Telecommunications — 3.1%
8X8, Inc.*	3,400	49,470
Acacia Communications, Inc.*	700	29,029
ADTRAN, Inc.	1,905	39,338
Aerohive Networks, Inc.*	1,300	6,500
Anixter International, Inc.*	1,134	88,679
ATN International, Inc.	449	30,730
CalAmp Corp.*	1,400	28,462

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Calix, Inc.*	1,487	$10,186
Ciena Corp.*	5,500	137,610
Cincinnati Bell, Inc.*	1,557	30,439
Clearfield, Inc.*	400	5,280
Comtech Telecommunications Corp.	652	12,368
Consolidated Communications Holdings, Inc.	1,841	39,526
DigitalGlobe, Inc.*	2,569	85,548
Extreme Networks, Inc.*	4,147	38,235
FairPoint Communications, Inc.	1,000	15,650
Finisar Corp.*	4,221	109,662
Frontier Communications Corp.	46,100	53,476
General Communication, Inc., Class A*	886	32,463
Gigamon, Inc.*	1,300	51,155
Globalstar, Inc.*	14,900	31,737
Gogo, Inc.*	2,200	25,366
GTT Communications, Inc.*	1,100	34,815
Harmonic, Inc.*	2,870	15,068
Hawaiian Telcom Holdco, Inc.*	200	4,998
HC2 Holdings, Inc.*	700	4,116
IDT Corp., Class B	800	11,496
Infinera Corp.*	5,194	55,420
Intelsat SA*	1,200	3,672
InterDigital, Inc.	1,394	107,756
Iridium Communications, Inc.*	3,500	38,675
j2 Global, Inc.	1,874	159,459
Knowles Corp.*	3,452	58,408
KVH Industries, Inc.*	354	3,363
Loral Space & Communications, Inc.*	546	22,686
Lumos Networks Corp.*	782	13,974
NeoPhotonics Corp.*	1,300	10,036
NETGEAR, Inc.*	1,329	57,280
NeuStar, Inc., Class A*	2,200	73,370
Oclaro, Inc.*	6,500	60,710
ORBCOMM, Inc.*	2,700	30,510
Plantronics, Inc.	1,367	71,508
Preformed Line Products Co.	45	2,089
Quantenna Communications, Inc.*	800	15,200
RigNet, Inc.*	500	8,025
Shenandoah Telecommunications Co.	1,718	52,743
ShoreTel, Inc.*	2,281	13,230
Sonus Networks, Inc.*	1,843	13,712
Spok Holdings, Inc.	612	10,832
Straight Path Communications, Inc., Class B*	300	53,895
Telenav, Inc.*	1,000	8,100
Ubiquiti Networks, Inc.*	1,000	51,970
ViaSat, Inc.*	2,062	136,504
Viavi Solutions, Inc.*	8,800	92,664
Vonage Holdings Corp.*	7,500	49,050
West Corp.	1,700	39,644
Windstream Holdings, Inc.	6,785	26,326

		2,362,213

Textiles — 0.1%
Culp, Inc.	500	16,250
UniFirst Corp.	577	81,184

		97,434

	Number of Shares	Value†

Transportation — 1.5%
Air Transport Services Group, Inc.*	2,085	$45,411
ArcBest Corp.	995	20,497
Ardmore Shipping Corp.	800	6,520
Atlas Air Worldwide Holdings, Inc.*	848	44,223
Bristow Group, Inc.	1,350	10,328
CAI International, Inc.*	660	15,576
Costamare, Inc.	1,200	8,772
Covenant Transportation Group, Inc., Class A*	400	7,012
Daseke, Inc.*	800	8,904
DHT Holdings, Inc.	3,900	16,185
Dorian LPG Ltd.*	900	7,362
Eagle Bulk Shipping, Inc.*	2,400	11,352
Echo Global Logistics, Inc.*	1,300	25,870
Era Group, Inc.*	800	7,568
Forward Air Corp.	1,196	63,723
Frontline Ltd.	2,800	16,044
GasLog Ltd.	1,700	25,925
Gener8 Maritime, Inc.*	900	5,121
Golar LNG Ltd.	3,800	84,550
Heartland Express, Inc.	1,967	40,953
Hub Group, Inc., Class A*	1,243	47,669
International Seaways, Inc.*	1,133	24,552
Knight Transportation, Inc.	2,864	106,111
Marten Transport Ltd.	1,051	28,797
Matson, Inc.	1,800	54,072
Navios Maritime Acquisition Corp.	3,700	5,439
Nordic American Tankers Ltd.	3,567	22,615
Overseas Shipholding Group, Inc., Class A*	1,600	4,256
PHI, Inc.*	593	5,788
Radiant Logistics, Inc.*	1,000	5,380
Roadrunner Transportation Systems, Inc.*	1,000	7,270
Saia, Inc.*	961	49,299
Schneider National, Inc., Class B	1,300	29,081
Scorpio Bulkers, Inc.*	2,600	18,460
Scorpio Tankers, Inc.	7,100	28,187
Ship Finance International Ltd.	2,284	31,063
Swift Transportation Co.*	3,000	79,500
Teekay Corp.	1,900	12,673
Teekay Tankers Ltd., Class A	3,193	6,003
Universal Logistics Holdings, Inc.	100	1,500
Werner Enterprises, Inc.	1,752	51,421
YRC Worldwide, Inc.*	1,300	14,456

		1,105,488

Trucking and Leasing — 0.2%
GATX Corp.	1,600	102,832
Textainer Group Holdings Ltd.	812	11,774
The Greenbrier Cos., Inc.	1,047	48,424

		163,030

Water — 0.4%
American States Water Co.	1,524	72,253
Artesian Resources Corp., Class A	413	15,545
California Water Service Group	1,966	72,349
Connecticut Water Service, Inc.	419	23,259

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Water — (continued)
Consolidated Water Co. Ltd.	800	$9,920
Middlesex Water Co.	531	21,027
PICO Holdings, Inc.*	792	13,860
SJW Group	688	33,836
The York Water Co.	597	20,805

		282,854

TOTAL COMMON STOCKS (Cost $50,644,416)		69,489,328

REAL ESTATE INVESTMENT TRUSTS — 7.7%
Apartments — 0.3%
Bluerock Residential Growth REIT, Inc.	600	7,734
Education Realty Trust, Inc.	2,901	112,414
Independence Realty Trust, Inc.	2,692	26,570
Monogram Residential Trust, Inc.	6,500	63,115
Preferred Apartment Communities, Inc., Class A	1,400	22,050

		231,883

Building & Real Estate — 1.0%
Agree Realty Corp.	996	45,686
Altisource Residential Corp.	2,200	28,468
Anworth Mortgage Asset Corp.	3,731	22,423
Apollo Commercial Real Estate Finance, Inc.	3,756	69,677
Ares Commercial Real Estate Corp.	1,000	13,090
Capstead Mortgage Corp.	3,475	36,244
Colony Starwood Homes	4,000	137,240
CYS Investments, Inc.	5,856	49,249
Dynex Capital, Inc.	2,307	16,380
Getty Realty Corp.	1,169	29,342
Invesco Mortgage Capital, Inc.	4,407	73,641
iStar, Inc.*	2,718	32,725
New York Mortgage Trust, Inc.	4,700	29,234
PennyMac Mortgage Investment Trust	2,692	49,237
Redwood Trust, Inc.	2,777	47,320
Resource Capital Corp.	1,175	11,950
Select Income REIT	2,600	62,478

		754,384

Diversified — 0.7%
AG Mortgage Investment Trust, Inc.	1,188	21,741
Armada Hoffler Properties, Inc.	1,400	18,130
CatchMark Timber Trust, Inc., Class A	1,300	14,781
Clipper Realty, Inc.	600	7,404
CorEnergy Infrastructure Trust, Inc.	500	16,795
NexPoint Residential Trust, Inc.	600	14,934
NorthStar Realty Europe Corp.	2,500	31,700
PS Business Parks, Inc.	765	101,278
STAG lndustrial, Inc.	3,300	91,080
The GEO Group, Inc.	4,752	140,517
Tier REIT, Inc.	2,000	36,960
UMH Properties, Inc.	968	16,504
Whitestone REIT	1,400	17,150

		528,974

	Number of Shares	Value†

Diversified Financial Services — 0.1%
ARMOUR Residential REIT, Inc.	1,375	$34,375
Cherry Hill Mortgage Investment Corp.	500	9,235
Great Ajax Corp.	600	8,388
Orchid Island Capital, Inc.	1,200	11,832
Owens Realty Mortgage, Inc.	500	8,480
RAIT Financial Trust	3,606	7,897
Sutherland Asset Management Corp.	700	10,395
Western Asset Mortgage Capital Corp.	1,597	16,449

		107,051

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	72,115

Healthcare — 1.1%
Care Capital Properties, Inc.	3,300	88,110
CareTrust REIT, Inc.	2,795	51,819
Global Medical REIT, Inc.	900	8,046
Healthcare Realty Trust, Inc.	4,572	156,134
LTC Properties, Inc.	1,517	77,959
MedEquities Realty Trust, Inc.	1,100	13,882
National Health Investors, Inc.	1,557	123,314
New Senior Investment Group, Inc.	2,700	27,135
Physicians Realty Trust	6,100	122,854
Quality Care Properties, Inc.*	3,700	67,747
Sabra Health Care REIT, Inc.	2,588	62,371
Universal Health Realty Income Trust	520	41,361

		840,732

Hotels & Resorts — 1.2%
Ashford Hospitality Prime, Inc.	987	10,156
Ashford Hospitality Trust, Inc.	3,020	18,361
Chatham Lodging Trust	1,400	28,126
Chesapeake Lodging Trust	2,389	58,459
DiamondRock Hospitality Co.	8,223	90,042
FelCor Lodging Trust, Inc.	4,918	35,459
Hersha Hospitality Trust	1,717	31,782
LaSalle Hotel Properties	4,417	131,626
Pebblebrook Hotel Trust	2,609	84,114
RLJ Lodging Trust	4,900	97,363
Ryman Hospitality Properties, Inc.	1,712	109,585
Summit Hotel Properties, Inc.	4,000	74,600
Sunstone Hotel Investors, Inc.	8,747	141,002

		910,675

Industrial — 0.8%
EastGroup Properties, Inc.	1,275	106,845
First Industrial Realty Trust, Inc.	4,729	135,344
First Potomac Realty Trust	2,392	26,575
InfraREIT, Inc.*	1,700	32,555
Monmouth Real Estate Investment Corp., Class A	2,649	39,867
QTS Realty Trust, Inc., Class A	1,900	99,427
Rexford Industrial Realty, Inc.	2,600	71,344
Terreno Realty Corp.	1,875	63,113

		575,070

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Mixed Industrial/Office — 0.6%
Axon Enterprise, Inc.*	2,011	$50,557
Cousins Properties, Inc.	16,370	143,896
Gladstone Commercial Corp.	1,052	22,923
Investors Real Estate Trust	4,618	28,678
Lexington Realty Trust	8,515	84,384
One Liberty Properties, Inc.	503	11,785
Washington Real Estate Investment Trust	3,006	95,891

		438,114

Office Property — 0.7%
American Assets Trust, Inc.	1,600	63,024
City Office REIT, Inc.	900	11,430
Easterly Government Properties, Inc.	1,300	27,235
Franklin Street Properties Corp.	4,045	44,818
Government Properties Income Trust	2,744	50,243
Gramercy Property Trust	5,939	176,448
Mack-Cali Realty Corp.	3,500	94,990
Parkway, Inc.	1,746	39,973

		508,161

Real Estate — 0.2%
Global Net Lease, Inc.	2,833	63,013
Xenia Hotels & Resorts, Inc.	4,200	81,354

		144,367

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	58,167
MTGE Investment Corp.	2,043	38,408
Pennsylvania Real Estate Investment Trust	2,715	30,734
Washington Prime Group, Inc.	7,000	58,590

		185,899

Storage & Warehousing — 0.1%
Jernigan Capital, Inc.	400	8,800
National Storage Affiliates Trust	1,800	41,598

		50,398

Strip Centers — 0.6%
Acadia Realty Trust	3,120	86,736
Alexander’s, Inc.	86	36,246
Cedar Realty Trust, Inc.	2,826	13,706
Kite Realty Group Trust	3,251	61,541
Ramco-Gershenson Properties Trust	3,141	40,519
Retail Opportunity Investments Corp.	4,300	82,517
Saul Centers, Inc.	351	20,351
Seritage Growth Properties	1,000	41,950
Urban Edge Properties	3,800	90,174
Urstadt Biddle Properties, Inc., Class A	1,216	24,077

		497,817

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,927,084)		5,845,640

	Number of Shares	Value†
RIGHTS — 0.0%
Chelsea Therapeutics International Ltd. CVR~	1,600	$0
Clinical Data, Inc.~	354	0
Cubist Pharmaceuticals, Inc.~	1,200	0
Durata Therapeutics CVR Shares~	500	0
Dyax Corp. CVR*~	5,620	6,238
Furiex Pharmaceuticals Rights~	300	0
Media General CVR~	4,400	8,360
Tobira Therapeutic, Inc. CVR~	400	5,496

TOTAL RIGHTS (Cost $5,624)		20,094

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%¤
U.S. Treasury Bill 0.685%, 08/03/17	$71	70,948
United States Treasury Bill 1.064%, 12/07/17	19	18,414

TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,364)		89,362

TOTAL INVESTMENTS — 99.3% (Cost $55,666,488)		$75,444,424

Other Assets & Liabilities — 0.7%		544,701

TOTAL NET ASSETS — 100.0%		$75,989,125

~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $20,094.
†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
CVR	— Contingent Valued Rights.
PLC	— Public Limited Company.
REIT	— Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$69,489,328	$69,489,328	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,845,640	5,845,640	—	—
U.S. TREASURY OBLIGATIONS	89,362	—	89,362	—
RIGHTS	20,094	—	20,094	—

TOTAL INVESTMENTS	$75,444,424	$75,334,968	$109,456	$—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Small Cap Index Fund

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 99.3%
Australia — 7.0%
AGL Energy Ltd.	5,276	$103,406
Alumina Ltd.	15,918	23,490
Amcor Ltd.	9,071	113,015
AMP Ltd.	24,438	97,484
APA Group	8,753	61,692
Aristocrat Leisure Ltd.	4,196	72,757
ASX Ltd.	1,401	57,728
Aurizon Holdings Ltd.	15,495	63,835
AusNet Services	19,132	25,513
Australia & New Zealand Banking Group Ltd.	22,734	501,833
Bank of Queensland Ltd.	3,336	29,358
Bendigo & Adelaide Bank Ltd.	3,923	33,409
BHP Billiton Ltd.	25,265	452,066
BlueScope Steel Ltd.	4,455	45,232
Boral Ltd.	10,576	56,494
Brambles Ltd.	12,161	90,946
Caltex Australia Ltd.	2,100	51,020
Challenger Ltd/Australia	4,465	45,780
CIMIC Group Ltd.	829	24,748
Coca-Cola Amatil Ltd.	4,963	35,208
Cochlear Ltd.	418	49,942
Commonwealth Bank of Australia	13,428	854,660
Computershare Ltd.	3,381	36,745
Crown Resorts Ltd.	2,801	26,437
CSL Ltd.	3,584	380,225
Dexus	8,629	62,874
Domino’s Pizza Enterprises Ltd.	473	18,933
Flight Centre Travel Group Ltd.	439	12,923
Fortescue Metals Group Ltd.	13,816	55,431
Goodman Group	13,411	81,121
Harvey Norman Holdings Ltd.	3,235	9,498
Healthscope Ltd.	13,599	23,099
Incitec Pivot Ltd.	13,612	35,676
Insurance Australia Group Ltd.	19,230	100,209
LendLease Group	4,333	55,450
Macquarie Group Ltd.	2,369	161,142
Medibank Pvt. Ltd.	21,209	45,643
Mirvac Group	26,971	44,155
National Australia Bank Ltd.	20,625	469,071
Newcrest Mining Ltd.	6,279	97,293
Oil Search Ltd.	10,741	56,303
Orica Ltd.	2,861	45,474
Origin Energy Ltd.*	14,077	74,222
Qantas Airways Ltd.	2,415	10,617
QBE Insurance Group Ltd.	10,872	98,687
Ramsay Health Care Ltd.	1,058	59,850
REA Group Ltd.	400	20,414
Rio Tinto Ltd.	3,268	158,920
Santos Ltd.*	12,884	30,005
Scentre Group	41,172	128,161
SEEK Ltd.	2,700	35,092
Sonic Healthcare Ltd.	3,563	66,327
South32 Ltd.	16,770	34,729
South32 Ltd.	24,967	51,428

	Number of Shares	Value†

Australia — (continued)
Stockland	19,857	$66,848
Suncorp Group Ltd.	9,789	111,503
Sydney Airport	9,694	52,826
Tabcorp Holdings Ltd.	7,043	23,656
Tatts Group Ltd.	13,129	42,180
Telstra Corp. Ltd.	33,844	111,853
The GPT Group	15,260	56,181
The GPT Group, In Specie~	16,419	0
TPG Telecom Ltd.	2,224	9,743
Transurban Group	15,707	143,058
Treasury Wine Estates Ltd.	5,948	60,163
Vicinity Centres	25,092	49,564
Wesfarmers Ltd.	8,823	272,067
Westfield Corp.	15,906	98,169
Westpac Banking Corp.	26,857	629,783
Woodside Petroleum Ltd.	6,074	139,447
Woolworths Ltd.	10,284	201,875

		7,544,686

Austria — 0.2%
Andritz AG	668	40,239
Erste Group Bank AG*	2,497	95,612
IMMOFINANZ AG*	235	537
OMV AG	1,135	58,899
Raiffeisen Bank International AG*	750	18,931
voestalpine AG	1,009	47,019

		261,237

Belgium — 1.1%
Ageas	1,453	58,516
Anheuser-Busch InBev N.V.	5,928	654,792
Colruyt S.A.	647	34,085
Groupe Bruxelles Lambert S.A.	667	64,214
KBC Groep N.V.	2,043	154,962
Proximus SADP	1,133	39,637
Solvay S.A.	600	80,522
Telenet Group Holding N.V.*	377	23,747
UCB S.A.	1,013	69,686
Umicore S.A.	738	51,333

		1,231,494

Bermuda — 0.1%
Jardine Strategic Holdings Ltd.	1,500	62,535

China — 0.1%
Sands China Ltd.	19,200	87,916
Yangzijiang Shipbuilding Holdings Ltd.	19,000	16,423

		104,339

Denmark — 1.8%
A.P. Moller - Maersk A/S, B Shares	55	110,586
A.P. Moller - Maersk A/S, A Shares	31	59,187
Carlsberg A/S, B Shares	840	89,737
Chr Hansen Holding AS	775	56,366
Coloplast A/S, Class B	905	75,621
Danske Bank A/S	5,740	220,771
DONG Energy AS144A @	1,171	52,863

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
DSV A/S	1,517	$93,205
Genmab AS*	490	104,543
H Lundbeck A/S	500	28,063
ISS A/S	1,307	51,334
Novo Nordisk A/S, B Shares	14,091	603,435
Novozymes A/S, B Shares	1,916	83,846
Pandora A/S	881	82,209
TDC A/S*	6,200	36,055
Tryg A/S	965	21,107
Vestas Wind Systems A/S	1,794	165,612
William Demant Holding A/S*	690	17,859

		1,952,399

Finland — 1.0%
Elisa OYJ	1,000	38,753
Fortum OYJ	3,489	54,714
Kone OYJ, B Shares	2,641	134,351
Metso OYJ	1,066	36,964
Neste OYJ	1,183	46,602
Nokia OYJ	44,789	273,940
Nokian Renkaat OYJ	765	31,665
Orion OYJ, B Shares	750	47,885
Sampo OYJ, A Shares	3,551	181,983
Stora Enso OYJ, R Shares	4,323	55,843
UPM-Kymmene OYJ	4,158	118,537
Wartsila OYJ Abp	1,184	69,982

		1,091,219

France — 9.8%
Accor S.A.	1,399	65,585
Aeroports de Paris	215	34,698
Air Liquide S.A.	3,077	380,258
Alstom S.E.*	1,018	35,591
Arkema S.A.	503	53,676
AtoS S.A.	702	98,540
AXA S.A.	15,235	416,746
BNP Paribas S.A.	8,731	628,843
Bollore S.A.	7,036	31,990
Bouygues S.A.	1,571	66,246
Bureau Veritas S.A.	1,943	42,997
Capgemini S.E.	1,222	126,284
Carrefour S.A.	4,457	112,756
Casino Guichard Perrachon S.A.	468	27,721
Christian Dior S.E.	408	116,663
Cie de Saint-Gobain	3,857	206,079
Cie Generale des Etablissements Michelin, B Shares	1,411	187,587
CNP Assurances	1,195	26,827
Credit Agricole S.A.	8,537	137,337
Danone S.A.	4,774	358,838
Dassault Aviation S.A.	18	25,376
Dassault Systemes S.A.	994	89,142
Edenred	1,781	46,440
Eiffage S.A.	572	51,977
Electricite de France S.A.	4,266	46,200
Engie SA	12,593	190,073

	Number of Shares	Value†

France — (continued)
Essilor International S.A.	1,632	$207,649
Eurazeo S.A.	378	28,361
Eutelsat Communications S.A.	1,342	34,273
Fonciere Des Regions	278	25,789
Gecina S.A.	313	49,102
Groupe Eurotunnel S.E.	3,742	39,910
Hermes International	164	81,041
ICADE	313	26,276
Iliad S.A.	205	48,491
Imerys S.A.	213	18,526
Ingenico Group S.A.	444	40,311
Ipsen S.A.	293	40,108
JCDecaux S.A.	510	16,729
Kering	600	204,354
Klepierre	1,645	67,422
L’Oreal S.A.	1,990	414,574
Lagardere S.C.A.	948	29,938
Legrand S.A.	2,075	145,160
LVMH Moet Hennessy Louis Vuitton S.E.	2,191	546,286
Natixis	7,282	48,880
Orange S.A.	15,519	246,201
Pernod Ricard S.A.	1,689	226,186
Peugeot S.A.*	3,574	71,293
Publicis Groupe S.A.	1,534	114,431
Remy Cointreau S.A.	155	18,102
Renault S.A.	1,380	124,911
Rexel S.A.	2,198	35,962
Safran S.A.	2,428	222,517
Sanofi S.A.	9,039	864,731
Schneider Electric S.E.*	4,336	333,146
SCOR S.E.	1,200	47,573
SEB S.A.	179	32,149
Societe BIC S.A.	246	29,193
Societe Generale S.A.	5,913	318,160
Sodexo S.A.	698	90,246
Suez Environment Co.	2,717	50,319
Thales S.A.	777	83,633
TOTAL S.A.	18,385	908,900
Unibail-Rodamco S.E.	772	194,556
Valeo SA	1,888	127,205
Veolia Environment S.A.	3,504	74,039
Vinci S.A.	3,958	337,827
Vivendi S.A.	8,154	181,512
Wendel S.A.	253	37,450
Zodiac Aerospace	1,735	47,064

		10,534,956

Germany — 8.9%
adidas AG	1,472	282,029
Allianz S.E.	3,601	709,062
Axel Springer S.E.	327	19,645
BASF S.E.	7,245	671,011
Bayer AG	6,433	831,733
Bayerische Motoren Werke AG	2,582	239,698
Beiersdorf AG	792	83,258
Brenntag AG	1,140	65,988

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Commerzbank AG*	8,718	$103,855
Continental AG	878	189,481
Covestro AG144A @	709	51,187
Daimler AG	7,587	549,133
Deutsche Annington Immobilien S.E.	3,623	143,859
Deutsche Bank AG*	16,452	291,725
Deutsche Boerse AG*	1,516	160,026
Deutsche Lufthansa AG	1,991	45,310
Deutsche Post AG	7,576	283,990
Deutsche Telekom AG	25,368	455,473
Deutsche Wohnen AG	2,580	98,687
E.ON S.E.	16,007	150,794
Evonik Industries AG	1,096	35,032
Fraport AG Frankfurt Airport Services Worldwide	272	24,014
Fresenius Medical Care AG & Co. KGaA	1,701	163,526
Fresenius S.E. & Co. KGaA	3,201	274,422
GEA Group AG	1,522	62,285
Hannover Rueck S.E.	474	56,818
HeidelbergCement AG	1,217	117,663
Henkel AG & Co. KGaA	823	99,545
Hochtief AG	160	29,312
Hugo Boss AG	567	39,698
Infineon Technologies AG	8,762	184,989
Innogy SE144A @	1,102	43,379
K+S AG	1,330	34,057
LANXESS AG	691	52,318
Linde AG	1,451	274,774
MAN S.E.	297	31,843
Merck KGaA	1,016	122,715
Metro AG	1,566	52,862
Muenchener Ruckversicherungs AG	1,236	249,236
OSRAM Licht AG	667	53,137
ProSiebenSat.1 Media AG	1,773	74,197
RWE AG*	3,801	75,734
SAP S.E.	7,646	798,623
Siemens AG	5,959	819,112
Symrise AG	1,079	76,432
Telefonica Deutschland Holding AG	4,698	23,465
Thyssenkrupp AG	2,865	81,398
TUI AG	3,650	53,197
United Internet AG	908	49,930
Volkswagen AG	247	38,297
Zalando SE*144A @	677	30,937

		9,548,891

Hong Kong — 3.2%
AIA Group Ltd.	95,000	694,177
ASM Pacific Technology Ltd.	1,700	22,972
Bank of East Asia Ltd.	8,162	35,074
BOC Hong Kong Holdings Ltd.	28,000	133,949
Cheung Kong Property Holdings Ltd.	21,170	165,809
CK Hutchison Holdings Ltd.	21,128	265,201
CK Infrastructure Holdings Ltd.	5,000	42,011
CLP Holdings Ltd.	12,500	132,245
First Pacific Co., Ltd.	15,750	11,620

	Number of Shares	Value†

Hong Kong — (continued)
Galaxy Entertainment Group Ltd.	18,000	$109,280
Hang Lung Group Ltd.	7,000	28,960
Hang Lung Properties Ltd.	19,000	47,455
Hang Seng Bank Ltd.	5,900	123,404
Henderson Land Development Co., Ltd.	9,829	54,823
HK Electric Investments & HK Electric Investments Ltd.144A @	20,777	19,107
HKT Trust & HKT Ltd.	30,240	39,662
Hong Kong & China Gas Co., Ltd.	65,410	122,988
Hong Kong Exchanges & Clearing Ltd.	9,153	236,579
Hongkong Land Holdings Ltd.	9,000	66,240
Hysan Development Co., Ltd.	6,140	29,294
Kerry Properties Ltd.	3,509	11,910
Li & Fung Ltd.	50,000	18,188
Link REIT	18,176	138,285
Melco Resorts & Entertainment Ltd. ADR	1,467	32,934
MGM China Holdings Ltd.	8,400	18,678
MTR Corp., Ltd.	11,599	65,294
New World Development Co., Ltd.	43,878	55,694
NWS Holdings Ltd.	14,013	27,569
PCCW Ltd.	33,068	18,805
Power Assets Holdings Ltd.	10,500	92,729
Shangri-La Asia Ltd.	6,666	11,304
Sino Land Co., Ltd.	21,506	35,258
SJM Holdings Ltd.	17,000	17,920
Sun Hung Kai Properties Ltd.	11,161	163,967
Swire Pacific Ltd., A Shares	4,000	39,065
Swire Properties Ltd.	9,336	30,791
Techtronic Industries Co.	11,000	50,580
The Wharf Holdings Ltd.	9,000	74,583
WH Group Ltd.144A @	63,823	64,416
Wheelock & Co., Ltd.	7,000	52,809
Yue Yuen Industrial Holdings Ltd.	7,000	29,049

		3,430,678

Ireland — 1.1%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	220,348	57,884
CRH PLC	6,548	231,656
DCC PLC	683	62,182
Experian PLC	7,589	155,678
James Hardie Industries PLC	3,958	62,363
Kerry Group PLC, A Shares	1,177	101,267
Paddy Power Betfair PLC	632	67,471
Ryanair Holdings PLC ADR*	257	27,656
Shire PLC	7,072	390,361

		1,156,518

Israel — 0.7%
Azrieli Group	283	15,739
Bank Hapoalim BM	8,292	55,956
Bank Leumi Le-Israel BM	11,337	55,152
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	24,937
Check Point Software Technologies Ltd.*	1,012	110,389
Elbit Systems Ltd.	186	22,944

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Frutarom Industries Ltd.	303	$21,202
Israel Chemicals Ltd.	3,410	16,100
Mizrahi Tefahot Bank Ltd.	783	14,253
Mobileye NV*	1,553	97,528
NICE Systems Ltd.	400	32,084
Taro Pharmaceutical Industries Ltd.*	116	12,999
Teva Pharmaceutical Industries Ltd.	7,232	239,246

		718,529

Italy — 2.0%
Assicurazioni Generali SpA	9,446	155,466
Atlantia SpA	3,533	99,428
Enel SpA	63,275	339,234
Eni SpA	20,152	302,899
Ferrari NV	894	76,734
Intesa Sanpaolo SpA	100,509	318,675
Intesa Sanpaolo SpA, RSP	8,795	26,077
Leonardo SpA	3,179	52,830
Luxottica Group SpA	1,314	76,015
Mediobanca SpA	4,539	44,792
Poste Italiane Spa144A @	4,029	27,587
Prysmian SpA	1,389	40,851
Recordati SpA	813	32,983
Saipem SpA*	4,634	17,117
Snam SpA	17,702	77,153
Telecom Italia SpA*	90,713	83,715
Telecom Italia SpA, RSP	52,300	38,529
Terna Rete Elettrica Nasionale SpA	11,628	62,766
UniCredit SpA*	15,572	290,795
UnipolSai Assicurazioni SpA	8,602	18,775

		2,182,421

Japan — 23.5%
ABC-Mart, Inc.	200	11,754
Acom Co., Ltd.*	3,200	14,595
Aeon Co., Ltd.	4,700	71,331
AEON Financial Service Co., Ltd.	700	14,800
Aeon Mall Co., Ltd.	710	13,963
Air Water, Inc.	1,000	18,351
Aisin Seiki Co., Ltd.	1,400	71,571
Ajinomoto Co., Inc.	4,000	86,295
Alfresa Holdings Corp.	1,600	30,826
Alps Electric Co., Ltd.	1,400	40,329
Amada Holdings Co., Ltd.	3,000	34,621
ANA Holdings, Ltd.	11,000	38,181
Aozora Bank Ltd.	10,000	38,053
Asahi Glass Co., Ltd.	1,400	58,875
Asahi Group Holdings Ltd.	3,200	120,290
Asahi Kasei Corp.	9,000	96,621
Asics Corp.	1,000	18,511
Astellas Pharma, Inc.	17,500	213,859
Bandai Namco Holdings, Inc.	1,500	51,078
Benesse Holdings, Inc.	700	26,388
Bridgestone Corp.	5,200	223,765
Brother Industries Ltd.	2,100	48,413
Calbee, Inc.	800	31,403

	Number of Shares	Value†

Japan — (continued)
Canon, Inc.	8,300	$281,599
Casio Computer Co., Ltd.	1,500	23,032
Central Japan Railway Co.	1,100	179,071
Chubu Electric Power Co., Inc.	5,100	67,675
Chugai Pharmaceutical Co., Ltd.	1,800	67,295
Coca-Cola Bottlers Japan, Inc.	1,000	28,895
Concordia Financial Group Ltd.	10,300	51,887
Credit Saison Co., Ltd.	1,000	19,507
Cyberdyne, Inc.*	1,000	13,292
Dai Nippon Printing Co., Ltd.	4,000	44,383
Daicel Corp.	2,000	24,841
Daiichi Sankyo Co., Ltd.	4,800	112,964
Daikin Industries Ltd.	1,900	193,759
Daito Trust Construction Co., Ltd.	600	93,327
Daiwa House Industry Co., Ltd.	4,500	153,554
Daiwa House REIT Investment Corp.	11	26,103
Daiwa Securities Group, Inc.	13,000	76,954
DeNA Co., Ltd.	800	17,896
Denso Corp.	3,900	164,426
Dentsu, Inc.	1,800	85,939
Disco Corp.	200	31,865
Don Quijote Holdings Co., Ltd.	800	30,300
East Japan Railway Co.	2,600	248,384
Eisai Co., Ltd.	2,000	110,336
Electric Power Development Co., Ltd.	1,000	24,699
FamilyMart Co., Ltd.	700	40,018
FANUC Corp.	1,500	288,797
Fast Retailing Co., Ltd.	400	133,078
Fuji Electric Co., Ltd.	4,000	21,054
FUJIFILM Holdings Corp.	3,300	118,533
Fujitsu Ltd.	15,000	110,398
Fukuoka Financial Group, Inc.	6,000	28,486
Hakuhodo DY Holdings, Inc.	1,500	19,884
Hamamatsu Photonics K.K.	1,000	30,673
Hankyu Hanshin Holdings, Inc.	1,800	64,654
Hikari Tsushin, Inc.	200	21,018
Hino Motors Ltd.	2,000	22,174
Hirose Electric Co., Ltd.	210	29,911
Hisamitsu Pharmaceutical Co., Inc.	400	19,133
Hitachi Chemical Co., Ltd.	1,000	29,784
Hitachi Construction Machinery Co., Ltd.	1,000	24,957
Hitachi High-Technologies Corp.	500	19,382
Hitachi Ltd.	38,000	232,916
Hitachi Metals Ltd.	2,000	27,775
Honda Motor Co., Ltd.	13,400	365,038
Hoshizaki Electric Co., Ltd.	500	45,166
Hoya Corp.	2,900	150,395
Hulic Co., Ltd.	2,500	25,495
Idemitsu Kosan Co., Ltd.	900	25,526
IHI Corp.*	12,000	40,756
Iida Group Holdings Co., Ltd.	1,000	16,635
Inpex Corp.	7,200	69,199
Isetan Mitsukoshi Holdings Ltd.	2,500	25,028
Isuzu Motors Ltd.	4,500	55,452
ITOCHU Corp.	12,000	178,066

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
J. Front Retailing Co., Ltd.	2,000	$30,656
Japan Airlines Co., Ltd.	1,000	30,887
Japan Airport Terminal Co., Ltd.	300	11,456
Japan Exchange Group, Inc.	4,000	72,372
Japan Post Bank Co., Ltd.	3,000	38,355
Japan Post Holdings Co., Ltd.	4,000	49,575
Japan Prime Realty Investment Corp.	8	27,704
Japan Real Estate Investment Corp.	10	49,700
Japan Retail Fund Investment Corp.	20	36,897
Japan Tobacco, Inc.	8,600	301,793
JFE Holdings, Inc.	3,800	65,898
JGC Corp.	2,000	32,398
JSR Corp.	1,800	30,999
JTEKT Corp.	1,500	21,898
JXTG Holdings, Inc.	22,790	99,427
Kajima Corp.	7,000	59,000
Kakaku.com, Inc.	1,100	15,775
Kamigumi Co., Ltd.	2,000	20,947
Kaneka Corp.	2,000	15,221
Kansai Paint Co., Ltd.	2,000	45,966
Kao Corp.	3,900	231,347
Kawasaki Heavy Industries Ltd.	10,000	29,518
KDDI Corp.	14,400	380,885
Keihan Holdings Co. Ltd.	5,000	31,740
Keikyu Corp.	4,000	48,117
Keio Corp.	5,000	41,787
Keisei Electric Railway Co., Ltd.	1,000	26,673
Keyence Corp.	782	343,044
Kikkoman Corp.	1,000	31,918
Kintetsu Group Holdings Co., Ltd.	16,000	61,596
Kirin Holdings Co., Ltd.	6,800	138,388
Kobe Steel Ltd.*	2,600	26,676
Koito Manufacturing Co., Ltd.	1,000	51,389
Komatsu Ltd.	7,300	185,266
Konami Corp.	600	33,287
Konica Minolta, Inc.	4,000	33,145
Kose Corp.	200	21,818
Kubota Corp.	8,200	137,608
Kuraray Co., Ltd.	3,100	56,171
Kurita Water Industries Ltd.	800	21,765
Kyocera Corp.	2,600	150,394
Kyowa Hakko Kirin Co., Ltd.	2,000	37,110
Kyushu Electric Power Co., Inc.	2,900	35,169
Kyushu Financial Group Inc.	3,000	18,911
Kyushu Railway Co.	1,000	32,407
Lawson, Inc.	400	27,953
Lion Corp.	2,000	41,360
LIXIL Group Corp.	2,300	57,441
M3, Inc.	1,700	46,779
Mabuchi Motor Co., Ltd.	400	19,880
Makita Corp.	1,600	59,106
Marubeni Corp.	13,000	83,889
Marui Group Co., Ltd.	1,500	22,085
Maruichi Steel Tube Ltd.	300	8,709
Mazda Motor Corp.	5,000	69,704

	Number of Shares	Value†

Japan — (continued)
McDonald’s Holdings Co., Japan Ltd.	700	$26,824
Mebuki Financial Group Inc.	7,020	26,089
Medipal Holdings Corp.	1,700	31,408
MEIJI Holdings Co., Ltd.	900	72,896
MINEBEA MITSUMI, Inc.	3,000	48,144
Miraca Holdings, Inc.	400	17,960
MISUMI Group, Inc.	2,200	50,191
Mitsubishi Chemical Holdings Corp.	10,800	89,309
Mitsubishi Corp.	11,800	247,173
Mitsubishi Electric Corp.	15,300	219,757
Mitsubishi Estate Co., Ltd.	10,000	186,130
Mitsubishi Gas Chemical Co., Inc.	1,500	31,674
Mitsubishi Heavy Industries Ltd.	27,000	110,377
Mitsubishi Materials Corp.	700	21,160
Mitsubishi Motors Corp.	5,200	34,212
Mitsubishi Tanabe Pharma Corp.	1,900	43,853
Mitsubishi UFJ Financial Group, Inc.	93,700	628,804
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	25,111
Mitsui & Co., Ltd.	13,300	189,848
Mitsui Chemicals, Inc.	6,000	31,740
Mitsui Fudosan Co., Ltd.	7,000	166,824
Mitsui OSK Lines Ltd.	10,000	29,340
Mixi, Inc.	500	27,784
Mizuho Financial Group, Inc.	186,280	340,181
MS&AD Insurance Group Holdings, Inc.	3,690	123,815
Murata Manufacturing Co., Ltd.	1,500	227,651
Nabtesco Corp.	700	20,320
Nagoya Railroad Co., Ltd.	7,000	32,612
NEC Corp.	21,000	55,639
Nexon Co., Ltd.*	1,100	21,711
NGK Insulators Ltd.	2,000	39,813
NGK Spark Plug Co., Ltd.	1,400	29,736
NH Foods Ltd.	1,000	30,362
Nidec Corp.	1,900	194,434
Nikon Corp.	2,900	46,307
Nintendo Co., Ltd.	900	301,507
Nippon Building Fund, Inc.	12	61,240
Nippon Electric Glass Co., Ltd.	800	29,055
Nippon Express Co., Ltd.	6,000	37,502
Nippon Paint Holdings Co., Ltd.	1,500	56,679
Nippon Prologis REIT, Inc.	15	31,927
Nippon Steel & Sumitomo Metal Corp.	5,917	133,517
Nippon Telegraph & Telephone Corp.	5,400	254,937
Nippon Yusen K.K.*	13,000	24,156
Nissan Chemical Industries Ltd.	1,000	32,985
Nissan Motor Co., Ltd.	18,100	179,914
Nisshin Seifun Group, Inc.	1,815	29,773
Nissin Foods Holdings Co., Ltd.	500	31,207
Nitori Holdings Co., Ltd.	600	80,231
Nitto Denko Corp.	1,400	115,012
NOK Corp.	1,000	21,107
Nomura Holdings, Inc.	28,500	170,633
Nomura Real Estate Holdings, Inc.	1,000	19,595
Nomura Real Estate Master Fund, Inc.*	28	38,263
Nomura Research Institute Ltd.	1,210	47,604

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
NSK Ltd.	3,000	$37,422
NTT Data Corp.	5,000	55,568
NTT DOCOMO, Inc.	10,600	249,933
Obayashi Corp.	5,000	58,724
Obic Co. Ltd.	500	30,673
Odakyu Electric Railway Co., Ltd.	2,500	50,367
Oji Holdings Corp.	6,000	30,940
Olympus Corp.	2,200	80,196
Omron Corp.	1,600	69,349
Ono Pharmaceutical Co., Ltd.	3,500	76,270
Oracle Corp. Japan	200	12,963
Oriental Land Co., Ltd.	1,700	114,991
ORIX Corp.	10,600	163,983
Osaka Gas Co., Ltd.	16,000	65,366
Otsuka Corp.	300	18,591
Otsuka Holdings Co., Ltd.	2,900	123,503
Panasonic Corp.	17,500	237,119
Park24 Co., Ltd.	800	20,314
Pola Orbis Holdings, Inc.	800	21,068
Rakuten, Inc.	7,300	85,802
Recruit Holdings Co., Ltd.	8,700	149,364
Resona Holdings, Inc.	17,800	97,882
Ricoh Co., Ltd.	5,000	44,099
Rinnai Corp.	300	27,926
Rohm Co., Ltd.	800	61,383
Ryohin Keikaku Co. Ltd.	200	49,913
Sankyo Co., Ltd.	400	13,550
Santen Pharmaceutical Co., Ltd.	3,000	40,649
SBI Holdings, Inc.	1,710	23,140
Secom Co., Ltd.	1,700	128,851
Sega Sammy Holdings, Inc.	1,200	16,132
Seibu Holdings, Inc.	1,600	29,546
Seiko Epson Corp.	2,200	48,880
Sekisui Chemical Co., Ltd.	3,000	53,639
Sekisui House Ltd.	4,600	80,958
Seven & I Holdings Co., Ltd.	5,900	242,767
Seven Bank Ltd.	5,300	18,943
Sharp Corp/Japan*	12,000	44,490
Shimadzu Corp.	2,000	38,017
Shimamura Co., Ltd.	200	24,468
Shimano, Inc.	600	94,848
Shimizu Corp.	5,000	52,945
Shin-Etsu Chemical Co., Ltd.	3,000	271,660
Shinsei Bank Ltd.	14,000	24,397
Shionogi & Co., Ltd.	2,500	139,120
Shiseido Co., Ltd.	3,000	106,530
Showa Shell Sekiyu K.K.	1,000	9,264
SMC Corp.	400	121,449
SoftBank Corp.	6,400	517,633
Sohgo Security Services Co., Ltd.	500	22,494
Sompo Holdings, Inc.	2,625	101,266
Sony Corp.	9,900	377,252
Sony Financial Holdings, Inc.	1,200	20,421
Stanley Electric Co., Ltd.	1,300	39,182
Start Today Co., Ltd.	1,500	36,875

	Number of Shares	Value†

Japan — (continued)
Subaru Corp.	4,900	$164,938
Sumitomo Chemical Co., Ltd.	12,000	68,922
Sumitomo Corp.	9,400	122,185
Sumitomo Dainippon Pharma Co., Ltd.	1,400	19,082
Sumitomo Electric Industries Ltd.	5,900	90,749
Sumitomo Heavy Industries Ltd.	5,000	32,941
Sumitomo Metal Mining Co., Ltd.	4,000	53,363
Sumitomo Mitsui Financial Group, Inc.	10,400	404,904
Sumitomo Mitsui Trust Holdings, Inc.	2,543	90,867
Sumitomo Realty & Development Co., Ltd.	3,000	92,421
Sumitomo Rubber Industries Ltd.	1,200	20,228
Sundrug Co., Ltd.	600	22,352
Suntory Beverage & Food Ltd.	1,000	46,410
Suruga Bank Ltd.	1,600	38,721
Suzuken Co., Ltd.	440	14,592
Suzuki Motor Corp.	2,800	132,687
Sysmex Corp.	1,200	71,589
T&D Holdings, Inc.	4,300	65,355
Taiheiyo Cement Corp.	8,000	29,091
Taisei Corp.	8,000	72,976
Taisho Pharmaceutical Holdings Co., Ltd.	300	22,805
Taiyo Nippon Sanso Corp.	1,000	11,211
Takashimaya Co., Ltd.	2,000	19,009
Takeda Pharmaceutical Co., Ltd.	5,600	284,244
TDK Corp.	900	59,133
Teijin Ltd.	1,200	23,056
Terumo Corp.	2,500	98,355
The Bank of Kyoto Ltd.	3,000	28,273
The Chiba Bank Ltd.	5,000	36,186
The Chugoku Bank Ltd.	1,000	14,937
The Chugoku Electric Power Co., Inc.	2,100	23,133
The Dai-ichi Life Insurance Co., Ltd.	8,500	153,147
The Hachijuni Bank Ltd.	4,000	25,357
The Hiroshima Bank Ltd.	4,000	17,711
The Kansai Electric Power Co., Inc.	5,900	81,150
The Shizuoka Bank Ltd.	4,000	36,097
The Yokohama Rubber Co., Ltd.	1,000	20,049
THK Co., Ltd.	1,000	28,273
Tobu Railway Co., Ltd.	9,000	49,051
Toho Co., Ltd.	900	27,686
Toho Gas Co., Ltd.	3,000	21,818
Tohoku Electric Power Co., Inc.	4,100	56,684
Tokio Marine Holdings, Inc.	5,400	223,298
Tokyo Electric Power Co., Inc.*	12,200	50,221
Tokyo Electron Ltd.	1,200	161,743
Tokyo Gas Co., Ltd.	17,000	88,314
Tokyo Tatemono Co., Ltd.	1,500	19,631
Tokyu Corp.	8,000	60,956
Tokyu Fudosan Holdings Corp.	4,000	23,614
Toppan Printing Co., Ltd.	4,000	43,814
Toray Industries, Inc.	11,000	91,961
Toshiba Corp.*	32,000	77,329
Tosoh Corp.	5,000	51,167
TOTO Ltd.	1,000	38,142

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toyo Seikan Group Holdings Ltd.	1,000	$16,857
Toyo Suisan Kaisha Ltd.	600	22,965
Toyoda Gosei Co., Ltd.	400	9,527
Toyota Industries Corp.	1,200	63,054
Toyota Motor Corp.	20,368	1,067,158
Toyota Tsusho Corp.	1,800	53,852
Trend Micro, Inc.	800	41,182
Tsuruha Holdings, Inc.	300	31,820
Unicharm Corp.	3,000	75,270
United Urban Investment Corp.	27	38,529
USS Co., Ltd.	1,500	29,780
West Japan Railway Co.	1,300	91,725
Yahoo Japan Corp.	10,400	45,215
Yakult Honsha Co., Ltd.	700	47,611
Yamada Denki Co., Ltd.	5,300	26,294
Yamaguchi Financial Group, Inc.	2,000	24,130
Yamaha Corp.	1,200	41,396
Yamaha Motor Co., Ltd.	2,400	61,838
Yamato Holdings Co., Ltd.	2,800	56,722
Yamazaki Baking Co., Ltd.	1,000	19,907
Yaskawa Electric Corp.	2,000	42,338
Yokogawa Electric Corp.	2,000	32,025

		25,175,427

Jersey — 0.1%
Randgold Resources Ltd.	746	66,120

Luxembourg — 0.3%
ArcelorMittal*	5,168	117,226
Eurofins Scientific SE	87	49,003
Millicom International Cellular S.A.	489	28,883
RTL Group S.A.	294	22,199
SES S.A.	2,712	63,577
Tenaris S.A.	3,987	62,159

		343,047

Macau — 0.0%
Wynn Macau Ltd.	12,400	28,969

Netherlands — 5.6%
ABN AMRO Group N.V.144A @	2,462	65,266
Aegon N.V.	15,001	76,602
AerCap Holdings N.V.*	1,313	60,963
Airbus S.E.	4,576	376,307
Akzo Nobel N.V.	1,950	169,467
Altice N.V. Class A*	2,890	66,677
Altice N.V. Class B*	694	16,016
ASML Holding N.V.	2,888	376,363
Boskalis Westminster	708	22,994
CNH Industrial N.V.	7,476	84,661
EXOR N.V.	848	45,899
Gemalto N.V.	668	40,093
Heineken Holdings N.V.	751	68,835
Heineken N.V.	1,784	173,461
ING Groep N.V.	30,459	525,311
Koninklijke Ahold Delhaize N.V.	9,999	191,177
Koninklijke DSM N.V.	1,405	102,125

	Number of Shares	Value†

Netherlands — (continued)
Koninklijke KPN N.V.	25,935	$82,970
Koninklijke Philips N.V.	7,457	264,837
Koninklijke Vopak N.V.	584	27,081
NN Group N.V.	2,677	95,137
NXP Semiconductors N.V.*	2,296	251,297
QIAGEN N.V.*	1,867	62,106
Randstad Holding N.V.	923	53,891
RELX N.V.	7,963	163,709
Royal Dutch Shell PLC, A Shares	35,036	928,641
Royal Dutch Shell PLC, B Shares	29,169	783,572
Unilever N.V.	12,922	713,150
Wolters Kluwer N.V.	2,305	97,580

		5,986,188

New Zealand — 0.2%
Auckland International Airport Ltd.	7,613	39,777
Contact Energy Ltd.	7,262	27,725
Fletcher Building Ltd.	4,795	28,075
Mercury NZ Ltd.	4,163	10,128
Meridian Energy Ltd.	7,526	16,049
Ryman Healthcare Ltd.	2,831	17,198
Spark New Zealand Ltd.	16,634	46,076

		185,028

Norway — 0.6%
DNB ASA	7,620	129,605
Gjensidige Forsikring ASA	1,418	24,203
Marine Harvest ASA*	2,950	50,493
Norsk Hydro ASA	10,203	56,559
Orkla ASA	6,430	65,349
Schibsted ASA	593	14,320
Schibsted ASA	698	15,425
Statoil ASA	9,338	154,799
Telenor ASA	6,070	100,697
Yara International ASA	1,259	47,291

		658,741

Portugal — 0.2%
Banco Espirito Santo S.A.*~	27,017	0
EDP — Energias de Portugal S.A.	16,826	55,021
Galp Energia SGPS, S.A.	4,313	65,296
Jeronimo Martins SGPS, S.A.	2,107	41,127

		161,444

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,562	29,502
CapitaLand Commercial Trust Ltd.	16,000	19,292
CapitaLand Ltd.	23,000	58,471
CapitaLand Mall Trust	21,700	31,129
City Developments Ltd.	3,000	23,381
ComfortDelGro Corp. Ltd.	20,000	33,412
DBS Group Holdings Ltd.	14,210	214,067
Genting Singapore PLC	54,000	42,557
Global Logistic Properties Ltd.	18,300	38,016
Golden Agri-Resources Ltd.	65,000	17,705
Hutchison Port Holdings Trust	35,100	15,093

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Jardine Cycle & Carriage Ltd.	611	$19,682
Jardine Matheson Holdings Ltd.	1,600	102,720
Keppel Corp. Ltd.	11,600	52,997
Oversea-Chinese Banking Corp. Ltd.	24,550	192,406
SATS Ltd.	5,300	19,672
Sembcorp Industries Ltd.	9,000	20,134
Singapore Airlines Ltd.	4,000	29,403
Singapore Exchange Ltd.	6,000	31,988
Singapore Press Holdings Ltd.	15,000	35,192
Singapore Technologies Engineering Ltd.	12,000	32,076
Singapore Telecommunications Ltd.	63,200	178,571
StarHub Ltd.	5,000	9,878
Suntec Real Estate Investment Trust	16,000	21,732
United Overseas Bank Ltd.	11,037	185,346
UOL Group Ltd.	4,307	23,903
Wilmar International Ltd.	12,500	30,416

		1,508,741

South Africa — 0.1%
Mediclinic International PLC	2,866	27,679
Mondi PLC	2,860	75,022

		102,701

Spain — 3.4%
Abertis Infraestructuras S.A.	5,393	99,909
ACS Actividades de Construccion y Servicios S.A.	1,836	70,931
Aena S.A.144A @	497	96,983
Amadeus IT Holding S.A.	3,476	207,836
Banco Bilbao Vizcaya Argentaria S.A.	53,079	440,436
Banco de Sabadell S.A.	40,310	81,905
Banco Santander S.A.	113,446	750,485
Bankia S.A.	9,035	43,671
Bankinter S.A.	4,820	44,399
CaixaBank	26,158	124,883
Distribuidora Internacional de Alimentacion S.A.	4,084	25,426
Enagas S.A.	1,740	48,789
Endesa S.A.	2,463	56,741
Ferrovial S.A.	3,755	83,353
Gamesa Corporacion Tecnologica S.A.	1,855	39,609
Gas Natural SDG S.A.	2,914	68,196
Grifols S.A.	2,504	69,740
Iberdrola S.A.	45,231	358,164
Industria de Diseno Textil S.A.	8,641	331,708
Mapfre S.A.	8,177	28,560
Red Electrica Corp. S.A.	3,632	75,893
Repsol S.A.	8,778	134,346
Telefonica S.A.	35,081	362,133

		3,644,096

Sweden — 2.9%
Alfa Laval AB	2,088	42,728
Assa Abloy AB	7,608	167,156
Atlas Copco AB, A Shares	3,255	112,470
Atlas Copco AB, B Shares	5,275	202,242

	Number of Shares	Value†

Sweden — (continued)
Boliden AB	1,973	$53,841
Electrolux AB, B Shares	1,720	56,369
Essity AB*	4,611	126,157
Getinge AB, B Shares	1,448	28,342
Hennes & Mauritz AB, B Shares	7,521	187,384
Hexagon AB, B Shares	2,081	98,928
Husqvarna AB, B Shares	2,834	28,156
ICA Gruppen AB	521	19,394
Industrivarden AB, C Shares	1,227	29,420
Investor AB, B Shares	3,449	166,213
Kinnevik AB	1,832	56,082
L E Lundbergforetagen AB	301	23,759
Lundin Petroleum AB*	1,488	28,631
Nordea Bank AB	24,214	308,111
Sandvik AB	8,213	129,170
Securitas AB, B Shares	2,875	48,459
Skandinaviska Enskilda Banken AB, A Shares	12,133	146,753
Skanska AB, B Shares	2,985	70,828
SKF AB, B Shares	3,338	67,634
Svenska Handelsbanken AB	11,598	166,026
Swedbank AB, A Shares	7,333	178,697
Swedish Match AB	1,496	52,686
Tele2 AB, B Shares	3,292	34,465
Telefonaktiebolaget LM Ericsson, B Shares	23,294	166,589
Telia Co AB	21,208	97,648
Volvo AB, B Shares	11,928	203,314

		3,097,652

Switzerland — 9.0%
ABB Ltd.	15,507	382,945
Adecco S.A.*	1,232	93,662
Baloise Holding AG	370	57,184
Barry Callebaut AG*	17	23,366
Chocoladefabriken Lindt & Spruengli AG	1	69,715
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	40,588
Cie Financiere Richemont S.A.	4,079	336,053
Coca-Cola HBC AG*	1,371	40,320
Credit Suisse Group AG*	19,110	276,217
Dufry AG*	255	41,778
EMS-Chemie Holding AG	65	47,925
Geberit AG	291	135,713
Givaudan S.A.	71	142,015
Glencore PLC*	95,699	357,977
Julius Baer Group Ltd.*	1,680	88,389
Kuehne + Nagel International AG	402	67,077
LafargeHolcim Ltd.*	3,541	202,733
Lonza Group AG*	591	127,765
Nestle S.A.	24,325	2,116,927
Novartis AG	17,433	1,450,781
Pargesa Holding S.A.	272	20,693
Partners Group Holding AG	130	80,598
Roche Holding AG	5,486	1,397,102
Schindler Holding AG	145	30,062
Schindler Holding AG, Participation Certificates	304	64,325

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
SGS S.A.	43	$104,126
Sika AG	16	102,784
Sonova Holding AG	389	63,163
STMicroelectronics N.V.	4,919	70,621
Straumann Holding AG	74	42,097
Swiss Life Holding AG*	234	78,968
Swiss Prime Site AG*	512	46,507
Swiss Re AG	2,504	228,883
Swisscom AG	202	97,472
The Swatch Group AG	234	86,411
The Swatch Group AG, Registered Shares	366	26,737
UBS Group AG*	28,484	482,407
Vifor Pharma AG	310	34,171
Wolseley PLC	1,932	118,595
Zurich Insurance Group AG	1,179	343,163

		9,618,015

United Kingdom — 15.0%
3i Group PLC	7,079	83,211
Aberdeen Asset Management PLC	7,687	30,236
Admiral Group PLC	1,518	39,602
Anglo American PLC*	11,108	148,149
Antofagasta PLC	3,403	35,436
Ashtead Group PLC	3,679	76,141
Associated British Foods PLC	2,872	109,826
AstraZeneca PLC	9,862	659,582
Auto Trader Group PLC144A @	7,720	38,209
Aviva PLC	32,002	219,243
Babcock International Group PLC	1,759	20,172
BAE Systems PLC	25,041	206,615
Barclays PLC	133,569	352,720
Barratt Developments PLC	7,726	56,704
Berkeley Group Holdings PLC	1,009	42,409
BHP Billiton PLC	16,770	256,864
BP PLC	154,638	891,839
British American Tobacco PLC	14,565	992,904
BT Group PLC	66,205	254,160
Bunzl PLC	2,529	75,365
Burberry Group PLC	3,582	77,492
Capita PLC	4,936	44,456
Carnival PLC	1,402	92,763
Centrica PLC	42,921	111,917
Cobham PLC*	17,778	30,009
Coca-Cola European Partners PLC	1,676	68,052
Compass Group PLC	12,345	260,481
ConvaTec Group PLC*144A @	9,109	37,870
Croda International PLC	923	46,704
Diageo PLC	19,844	586,315
Direct Line Insurance Group PLC	9,937	45,998
Dixons Carphone PLC	7,844	28,974
easyJet PLC	1,334	23,612
Fiat Chrysler Automobiles N.V.*	7,378	77,779
Fresnillo PLC	1,565	30,290
G4S PLC	12,521	53,229
GKN PLC	13,828	58,714
GlaxoSmithKline PLC	38,059	810,720

	Number of Shares	Value†

United Kingdom — (continued)
Hammerson PLC	6,716	$50,253
Hargreaves Lansdown PLC	1,892	32,085
Hikma Pharmaceuticals PLC	1,108	21,214
HSBC Holdings PLC	154,772	1,434,672
IMI PLC	1,958	30,475
Imperial Brands PLC	7,534	338,391
Inmarsat PLC	3,494	35,018
InterContinental Hotels Group PLC	1,350	75,027
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	21,960
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	28,620
Intertek Group PLC	1,257	69,040
Intu Properties PLC	8,417	29,501
Investec PLC	4,543	33,934
ITV PLC	27,237	64,352
J. Sainsbury PLC	12,992	42,591
Johnson Matthey PLC	1,520	56,838
Kingfisher PLC	16,836	65,938
Land Securities Group PLC	6,374	84,098
Legal & General Group PLC	47,123	158,533
Lloyds Banking Group PLC	555,934	478,979
London Stock Exchange Group PLC	2,429	115,347
Marks & Spencer Group PLC	12,979	56,343
Meggitt PLC	5,739	35,647
Merlin Entertainments PLC144A @	5,527	34,590
National Grid PLC	27,009	334,825
Next PLC	1,131	56,802
Old Mutual PLC	38,468	96,899
Pearson PLC	6,696	60,307
Persimmon PLC	2,313	67,542
Petrofac Ltd.	1,906	10,973
Provident Financial PLC	1,152	36,505
Prudential PLC	19,972	458,083
Reckitt Benckiser Group PLC	5,174	524,557
RELX PLC	8,480	183,344
Rio Tinto PLC	9,702	409,673
Rolls-Royce Holdings PLC~	984,770	1,283
Rolls-Royce Holdings PLC*	12,875	149,413
Royal Bank of Scotland Group PLC*	26,113	84,075
Royal Mail PLC	7,054	38,698
RSA Insurance Group PLC	7,501	60,133
Schroders PLC	1,078	43,582
Segro PLC	8,107	51,655
Severn Trent PLC	1,743	49,535
Sky PLC*	7,899	102,264
Smith & Nephew PLC	7,021	121,165
Smiths Group PLC	2,951	61,381
SSE PLC	7,674	145,228
St James’s Place PLC	4,100	63,120
Standard Chartered PLC*	25,573	258,868
Standard Life PLC	16,040	83,378
Tate & Lyle PLC	3,269	28,186
Taylor Wimpey PLC	25,341	58,156
Tesco PLC*	64,072	140,865

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
The British Land Co. PLC	7,994	$63,044
The Sage Group PLC	8,870	79,483
The Weir Group PLC	1,731	39,026
Travis Perkins PLC	2,061	39,057
Unilever PLC	10,105	546,853
United Utilities Group PLC	5,606	63,341
Vodafone Group PLC	209,469	594,075
W.M. Morrison Supermarkets PLC	17,966	56,441
Whitbread PLC	1,474	76,159
Worldpay Group PLC144A @	15,559	63,794
WPP PLC	10,082	211,940

		16,081,916

TOTAL COMMON STOCKS (Cost $83,684,507)		106,477,987

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	477	39,324
Fuchs Petrolub S.E.	598	32,562
Henkel AG & Co. KGaA	1,385	190,617
Porsche Automobil Holding S.E.	1,203	67,587
Schaeffler AG	1,280	18,333
Volkswagen AG	1,443	219,778

TOTAL PREFERRED STOCKS (Cost $422,268)		568,201

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios S.A.*	1,836	1,468

Spain — 0.0%
Repsol S.A.*	8,778	4,010

TOTAL RIGHTS (Cost $5,728)		5,478

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $315,825)	315,825	315,825

TOTAL INVESTMENTS — 100.1% (Cost $84,428,328)		$107,367,491

Other Assets & Liabilities — (0.1)%		(160,698)

TOTAL NET ASSETS — 100.0%		$107,206,793

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $1,283.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.4%		$448,923
Aerospace & Defense	1.1%		1,163,905
Agriculture	1.6%		1,733,895
Airlines	0.2%		256,246
Apparel	1.1%		1,190,769
Auto Manufacturers	3.3%		3,472,436
Auto Parts & Equipment	1.3%		1,421,333
Banks	13.8%		14,648,208
Beverages	2.2%		2,355,154
Biotechnology	0.5%		568,614
Building & Real Estate	0.2%		182,402
Building Materials	1.5%		1,567,320
Building-Maintenance Service	0.1%		51,334
Chemicals	3.8%		4,040,778
Commercial Services	1.9%		2,054,424
Computers	0.6%		616,336
Cosmetics & Personal Care	1.7%		1,834,532
Distribution & Wholesale	1.0%		1,031,478
Diversified	—%	+	29,502
Diversified Financial Services	2.1%		2,242,960
Diversified Operations	0.2%		216,139
Electric	2.2%		2,325,652
Electrical Components & Equipment	1.3%		1,350,335
Electronics	1.6%		1,687,906
Energy-Alternate Sources	0.3%		312,397
Engineering & Construction	1.6%		1,738,025
Entertainment	0.3%		362,291
Environmental Control	—%	+	21,765
Food	4.9%		5,239,104
Food Service	0.1%		90,246
Forest Products & Paper	0.3%		280,342
Gas	1.2%		1,319,624
Hand & Machine Tools	0.5%		535,884
Healthcare Products	1.1%		1,215,398
Healthcare Services	0.4%		468,788
Holding Companies	0.4%		399,691
Home Builders	0.3%		347,195
Home Furnishings	0.7%		792,545
Hotels & Resorts	0.2%		161,790
Household Products & Wares	0.6%		681,451
Industrial	0.1%		150,696
Insurance	5.5%		5,849,343
Internet	0.5%		512,170
Investment Companies	0.3%		332,341
Iron & Steel	0.6%		600,172
Leisure Time	0.4%		373,097

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Lodging	0.4%		$412,788
Machinery - Construction & Mining	0.5%		524,935
Machinery - Diversified	1.1%		1,196,541
Media	0.9%		963,333
Metal Fabricate/Hardware	0.4%		393,271
Mining	2.3%		2,404,165
Miscellaneous Manufacturing	1.2%		1,301,859
Mixed Industrial/Office	0.4%		457,528
Office & Business Equipment	0.4%		374,578
Oil & Gas	4.6%		4,921,019
Oil & Gas Services	—%	+	28,090
Packaging and Containers	0.1%		129,872
Pharmaceuticals	7.8%		8,300,531
Pipelines	0.1%		61,692
Real Estate	1.8%		1,923,200
Real Estate Investment Trusts	1.1%		1,163,881
Real Estate Management Services	0.1%		143,859
Retail	2.8%		2,922,429
Semiconductors	1.1%		1,129,368
Shipbuilding	—%	+	16,423
Software	1.3%		1,401,038
Telecommunications	4.8%		5,086,472
Textiles	0.2%		171,188
Toys, Games & Hobbies	0.3%		352,585
Transportation	2.0%		2,101,961
Venture Capital	0.1%		83,211
Water	0.2%		237,234

	100.0%		$106,477,987

+	Rounded

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,544,686	$7,544,686	$—	$—
Austria	261,237	261,237	—	—
Belgium	1,231,494	1,231,494	—	—
Bermuda	62,535	62,535	—	—
China	104,339	104,339	—	—
Denmark	1,952,399	1,952,399	—	—
Finland	1,091,219	1,091,219	—	—
France	10,534,956	10,534,956	—	—
Germany	9,548,891	9,548,891	—	—
Hong Kong	3,430,678	3,430,678	—	—
Ireland	1,156,518	1,156,518	—	—
Israel	718,529	718,529	—	—
Italy	2,182,421	2,182,421	—	—
Japan	25,175,427	25,175,427	—	—
Jersey	66,120	66,120	—	—
Luxembourg	343,047	343,047	—	—
Macau	28,969	28,969	—	—
Netherlands	5,986,188	5,986,188	—	—
New Zealand	185,028	185,028	—	—
Norway	658,741	658,741	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Portugal	$161,444	$161,444	$—	$—
Singapore	1,508,741	1,508,741	—	—
South Africa	102,701	102,701	—	—
Spain	3,644,096	3,644,096	—	—
Sweden	3,097,652	3,097,652	—	—
Switzerland	9,618,015	9,618,015	—	—
United Kingdom	16,081,916	16,080,633	1,283	—

TOTAL COMMON STOCKS	106,477,987	106,476,704	1,283	—

PREFERRED STOCKS
Germany	568,201	568,201	—	—

RIGHTS	5,478	—	5,478	—

SHORT-TERM INVESTMENTS	315,825	315,825	—	—

TOTAL INVESTMENTS	$107,367,491	$107,360,730	$6,761	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $84,647,692 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.8%
Australia — 2.5%
CSL Ltd.	35,561	$3,772,652
Ramsay Health Care Ltd.	91,333	5,166,601

		8,939,253

Belgium — 2.8%
Anheuser-Busch InBev N.V.	92,196	10,183,744

Brazil — 1.1%
Ambev S.A. ADR	719,835	3,951,894

Canada — 6.0%
Alimentation Couche-Tard, Inc., Class B	243,702	11,681,459
Canadian National Railway Co.	125,395	10,174,323

		21,855,782

China — 5.3%
Alibaba Group Holding Ltd. ADR*	69,611	9,808,190
Tencent Holdings Ltd.	265,428	9,491,895

		19,300,085

Denmark — 0.2%
Coloplast A/S, Class B	8,985	750,780

France — 7.2%
Bureau Veritas S.A.	193,459	4,281,093
Essilor International S.A.	36,118	4,595,501
Hermes International	1,842	910,228
L’Oreal S.A.	18,287	3,809,705
LVMH Moet Hennessy Louis Vuitton S.E.	18,057	4,502,185
Sodexo S.A.	31,195	4,033,253
Teleperformance	31,810	4,074,618

		26,206,583

Germany — 3.5%
SAP S.E.	120,765	12,613,883

Hong Kong — 1.0%
Link REIT	481,821	3,665,751

India — 8.7%
HDFC Bank Ltd.~	726,497	18,720,609
Housing Development Finance Corp. Ltd.	512,470	12,803,921

		31,524,530

Ireland — 6.9%
Accenture PLC, Class A	49,710	6,148,133
Allied Irish Banks PLC	709,983	4,013,998
DCC PLC	62,973	5,733,169
Paddy Power Betfair PLC	87,281	9,317,855

		25,213,155

Japan — 5.3%
Daito Trust Construction Co., Ltd.	33,361	5,189,159
Keyence Corp.	8,500	3,728,740
Shimano, Inc.	42,900	6,781,614
Unicharm Corp.	144,000	3,612,963

		19,312,476

	Number of Shares	Value†

Mexico — 1.0%
Fomento Economico Mexicano S.A.B. de C.V. ADR	38,175	$3,754,130

Netherlands — 6.8%
RELX N.V.	368,349	7,572,792
Unilever N.V.	307,552	16,973,425

		24,546,217

South Africa — 2.1%
Naspers Ltd., N Shares	39,998	7,780,998

Spain — 4.8%
Aena S.A.144A @	61,035	11,910,169
Grifols S.A.	199,406	5,553,733

		17,463,902

Switzerland — 7.5%
Nestle S.A.	133,930	11,655,500
Roche Holding AG	44,303	11,282,503
UBS Group AG*	243,572	4,125,153

		27,063,156

Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	194,660	6,805,314

United Kingdom — 12.9%
British American Tobacco PLC	262,800	17,915,226
Diageo PLC	205,754	6,079,254
Domino’s Pizza Group PLC	1,533,878	5,871,561
Lloyds Banking Group PLC	2,431,924	2,095,285
Reckitt Benckiser Group PLC	147,570	14,961,120

		46,922,446

United States — 12.3%
Mastercard, Inc., Class A	122,054	14,823,458
Philip Morris International, Inc.	111,817	13,132,907
The Priceline Group, Inc.*	5,000	9,352,600
Visa, Inc., Class A	76,863	7,208,212

		44,517,177

TOTAL COMMON STOCKS (Cost $274,868,683)		362,371,256

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,358,546)	5,358,546	5,358,546

TOTAL INVESTMENTS — 101.3% (Cost $280,227,229)		$367,729,802

Other Assets & Liabilities — (1.3)%		(4,889,206)

TOTAL NET ASSETS — 100.0%		$362,840,596

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

International Equity Fund

144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
~	Fair valued security. The total market value of fair valued securities at June 30, 2017 is $18,720,609.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	8.6%	$31,048,133
Apparel	1.5%	5,412,413
Banks	8.0%	28,955,045
Beverages	6.6%	23,969,022
Biotechnology	1.0%	3,772,652
Commercial Services	5.3%	19,104,551
Computers	2.8%	10,222,751
Cosmetics & Personal Care	6.7%	24,396,093
Diversified Financial Services	5.5%	20,012,133
Electronics	1.0%	3,728,740
Engineering & Construction	3.3%	11,910,169
Entertainment	2.6%	9,317,855
Food	3.2%	11,655,500
Food Service	1.1%	4,033,253
Healthcare Products	1.5%	5,346,281
Healthcare Services	1.4%	5,166,601
Household Products & Wares	4.1%	14,961,120
Internet	7.9%	28,652,685
Leisure Time	1.9%	6,781,614
Media	4.2%	15,353,790
Oil & Gas	1.6%	5,733,169
Pharmaceuticals	4.7%	16,836,236
Real Estate	1.4%	5,189,159
Real Estate Investment Trusts	1.0%	3,665,751
Retail	4.9%	17,553,020
Semiconductors	1.9%	6,805,314
Software	3.5%	12,613,883
Transportation	2.8%	10,174,323

	100.0%	$362,371,256

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,939,253	$8,939,253	$—	$—
Belgium	10,183,744	10,183,744	—	—
Brazil	3,951,894	3,951,894	—	—
Canada	21,855,782	21,855,782	—	—
China	19,300,085	19,300,085	—	—
Denmark	750,780	750,780	—	—
France	26,206,583	26,206,583	—	—
Germany	12,613,883	12,613,883	—	—
Hong Kong	3,665,751	3,665,751	—	—
India	31,524,530	12,803,921	18,720,609	—
Ireland	25,213,155	25,213,155	—	—
Japan	19,312,476	19,312,476	—	—
Mexico	3,754,130	3,754,130	—	—
Netherlands	24,546,217	24,546,217	—	—
South Africa	7,780,998	7,780,998	—	—
Spain	17,463,902	17,463,902	—	—
Switzerland	27,063,156	27,063,156	—	—
Taiwan	6,805,314	6,805,314	—	—
United Kingdom	46,922,446	46,922,446	—	—
United States	44,517,177	44,517,177	—	—
SHORT-TERM INVESTMENTS	5,358,546	5,358,546	—	—

TOTAL INVESTMENTS	$367,729,802	$349,009,193	$18,720,609	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $159,726,509 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Argentina — 2.7%
Banco Macro S.A. ADR	11,475	$1,057,880
Grupo Financiero Galicia S.A. ADR	23,352	995,730
MercadoLibre, Inc.	10,374	2,602,629

		4,656,239

Austria — 1.0%
Erste Group Bank AG*	45,635	1,747,394

Brazil — 3.4%
BRF S.A.	125,207	1,478,492
Lojas Renner S.A.	205,681	1,707,337
Petroleo Brasileiro S.A.*	262,789	1,052,615
Raia Drogasil S.A.	79,739	1,696,882

		5,935,326

Chile — 0.6%
S.A.C.I. Falabella	121,100	991,786

China — 16.3%
Alibaba Group Holding Ltd. ADR*	32,103	4,523,313
Bank of China Ltd., Class H	7,427,000	3,643,367
China Construction Bank Corp., Class H	3,166,930	2,454,057
China Pacific Insurance Group Co. Ltd., Class H	439,600	1,796,136
CRCC High-Tech Equipment Corp. Ltd.	613,500	259,310
JD.com, Inc. ADR*	36,189	1,419,332
NetEase, Inc. ADR	2,215	665,895
New Oriental Education & Technology Group, Inc ADR*	11,259	793,647
PetroChina Co. Ltd., Class H	1,006,000	615,909
Shenzhou International Group Holdings Ltd.	136,000	893,608
TAL Education Group ADR	8,512	1,041,103
Tencent Holdings Ltd.	274,700	9,823,469
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	485,200	236,154

		28,165,300

Czech Republic — 1.1%
Komercni Banka, A.S.	48,408	1,938,932

Egypt — 0.6%
Commercial International Bank Egypt SAE	244,884	1,080,625

Germany — 0.8%
adidas AG	6,782	1,299,404

Hong Kong — 4.2%
AIA Group Ltd.	245,400	1,793,168
China Mengniu Dairy Co. Ltd.*	299,000	585,940
China Mobile Ltd.	192,500	2,042,745
China Overseas Land & Investment Ltd.	120,000	351,203
China Unicom Hong Kong Ltd.*	764,000	1,135,121
CSPC Pharmaceutical Group Ltd.	542,000	791,398
Sino Biopharmaceutical Ltd.	550,000	486,074

		7,185,649

Hungary — 1.2%
OTP Bank PLC	63,510	2,125,525

	Number of Shares	Value†

India — 9.1%
Ashok Leyland Ltd.	1,038,298	$1,507,550
Bharat Petroleum Corp. Ltd.	175,381	1,734,885
Housing Development Finance Corp. Ltd.	85,990	2,148,436
ICICI Bank Ltd.	96,779	434,429
ICICI Bank Ltd.ADR	49,400	443,118
IndusInd Bank Ltd.	94,346	2,158,701
Marico Ltd.	440,984	2,144,627
Maruti Suzuki India Ltd.	15,948	1,780,797
Shree Cement Ltd.	6,522	1,710,608
Zee Entertainment Enterprises Ltd.	213,656	1,624,133

		15,687,284

Indonesia — 5.4%
Astra International Tbk PT	2,564,900	1,717,631
Bank Mandiri Persero Tbk PT	1,666,300	1,594,097
Bumi Serpong Damai Tbk PT	5,564,500	764,062
Semen Indonesia Persero Tbk PT	1,643,800	1,233,390
Telekomunikasi Indonesia Persero Tbk PT	5,036,400	1,708,087
Unilever Indonesia Tbk PT	381,800	1,398,000
XL Axiata Tbk PT*	3,483,975	891,416

		9,306,683

Malaysia — 3.8%
Genting Malaysia Bhd	1,024,300	1,312,394
IHH Healthcare Bhd	1,072,500	1,436,613
Malayan Banking Bhd	648,901	1,455,725
Malaysia Airports Holdings Bhd	450,900	899,143
Sime Darby Bhd	628,900	1,391,809

		6,495,684

Mexico — 6.2%
Alsea S.A.B.de C.V.	237,237	899,340
Cemex S.A.B. de C.V. ADR*	225,694	2,126,035
Fomento Economico Mexicano S.A.B. de C.V. ADR	22,283	2,191,310
Grupo Financiero Banorte S.A.B. de C.V., Series O	538,467	3,416,460
Grupo Financiero Santander Mexico S.A.B. de C.V., Series B ADR	115,679	1,115,146
Mexichem S.A.B. de C.V.	344,433	922,537

		10,670,828

Netherlands — 0.9%
Steinhoff International Holdings NV	297,636	1,525,434

Pakistan — 1.1%
Lucky Cement Ltd.	99,500	793,590
United Bank Ltd.	509,900	1,145,366

		1,938,956

Panama — 0.7%
Copa Holdings S.A., Class A	10,064	1,177,488

Peru — 1.1%
Credicorp Ltd.	10,928	1,960,374

Philippines — 2.9%
Ayala Land, Inc.	1,927,700	1,518,551

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Philippines — (continued)
Metropolitan Bank & Trust Co.	940,553	$1,630,963
SM Investments Corp.	114,350	1,819,719

		4,969,233

Poland — 3.9%
Bank Zachodni WBK S.A.	17,992	1,661,965
CCC S.A.	23,683	1,437,987
LPP S.A.	545	1,051,570
Powszechna Kasa Oszczednosci Bank Polski S.A.*	226,607	2,107,290
Powszechny Zaklad Ubezpieczen SA	38,189	459,527

		6,718,339

Portugal — 0.8%
Jeronimo Martins SGPS, S.A.	67,547	1,318,476

Russia — 2.9%
Gazprom PJSC ADR	324,488	1,284,324
Gazprom PJSC ADR	27,132	108,121
Mail.Ru Group Ltd. GDR*	25,313	666,998
MMC Norilsk Nickel PJSC. ADR	41,644	574,687
MMC Norilsk Nickel PJSC. ADR	2,447	33,597
X5 Retail Group N.V. GDR*	37,083	1,284,926
Yandex NV, Class A*	38,075	999,088

		4,951,741

South Africa — 2.3%
AVI Ltd.	150,790	1,094,978
Capitec Bank Holdings Ltd.	16,724	1,061,030
Clicks Group Ltd.	76,916	823,103
Naspers Ltd., N Shares	5,466	1,063,326

		4,042,437

South Korea — 9.7%
Amorepacific Corp.	3,341	887,702
CJ Corp.	7,354	1,218,007
Coway Co. Ltd.	12,784	1,162,029
Hanwha Techwin Co. Ltd.*	11,730	456,221
Hugel, Inc*	2,321	1,134,991
Hyundai Development Co.	27,077	1,111,100
Hyundai Motor Co.	12,157	1,694,744
Innocean Worldwide, Inc.	947	52,806
Korea Aerospace Industries Ltd.	24,324	1,211,789
Mando Corp.	4,203	945,918
NAVER Corp.	2,747	2,011,962
Samsung Electronics Co. Ltd.	2,383	4,950,742

		16,838,011

Switzerland — 0.5%
DKSH Holding AG	11,496	933,323

Taiwan — 8.4%
Advanced Semiconductor Engineering, Inc.	852,517	1,094,371
Advantech Co. Ltd.	71,497	506,499
Delta Electronics, Inc.	231,242	1,265,674
E.Sun Financial Holding Co. Ltd	511,476	314,418
Hon Hai Precision Industry Co. Ltd.	543,140	2,089,000

	Number of Shares	Value†

Taiwan — (continued)
Largan Precision Co. Ltd.	9,000	$1,434,911
Nien Made Enterprise Co. Ltd	109,000	1,209,319
Taiwan Semiconductor Manufacturing Co. Ltd.	766,769	5,255,468
Uni-President Enterprises Corp.	630,962	1,265,243

		14,434,903

Thailand — 2.1%
Bangkok Dusit Medical Services PCL	1,314,400	742,905
Central Pattana PCL	499,200	1,017,651
PTT PCL	115,400	1,256,933
Sino-Thai Engineering & Construction PCL	850,500	694,771

		3,712,260

United Kingdom — 0.5%
Mondi PLC	33,050	860,576

United States — 1.5%
Samsonite International S.A.	600,900	2,509,057

TOTAL COMMON STOCKS (Cost $130,580,592)		165,177,267

PREFERRED STOCKS — 4.8%
Brazil — 3.6%
Banco Bradesco S.A.	282,542	2,400,781
Itau Unibanco Holding S.A.	244,134	2,708,178
Petroleo Brasileiro S.A.*	309,985	1,163,064

		6,272,023

South Korea — 1.2%
Samsung Electronics Co. Ltd.	1,205	1,961,028

TOTAL PREFERRED STOCKS (Cost $7,819,426)		8,233,051

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,832,045)	1,832,045	1,832,045

TOTAL INVESTMENTS — 101.5% (Cost $140,232,063)		$175,242,363

Other Assets & Liabilities — (1.5)%		(2,586,459)

TOTAL NET ASSETS — 100.0%		$172,655,904

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.6%	$986,129
Aerospace & Defense	1.0%	1,668,010
Airlines	0.7%	1,177,488
Apparel	2.0%	3,244,582
Auto Manufacturers	3.0%	4,983,091
Auto Parts & Equipment	0.6%	945,918
Banks	20.7%	34,167,144
Beverages	1.3%	2,191,310
Biotechnology	0.7%	1,134,991
Building Materials	4.3%	7,072,942
Chemicals	0.6%	922,537
Commercial Services	1.1%	1,834,750
Computers	0.3%	506,499
Cosmetics & Personal Care	0.5%	887,702
Diversified Financial Services	2.1%	3,523,884
Electrical Components & Equipment	0.8%	1,265,674
Electronics	1.3%	2,089,000
Engineering & Construction	1.8%	2,964,324
Food	3.6%	5,933,077
Forest Products & Paper	0.5%	860,576
Healthcare Services	1.3%	2,179,518
Holding Companies	2.2%	3,704,794
Home Furnishings	1.6%	2,687,463
Household Products & Wares	3.7%	6,051,684
Insurance	2.5%	4,048,831
Internet	13.3%	22,046,791
Lodging	0.8%	1,312,394
Machinery — Construction & Mining	0.1%	236,154
Media	1.6%	2,687,459
Mining	0.4%	608,284
Miscellaneous Manufacturing	0.9%	1,434,911
Oil & Gas	3.7%	6,052,787
Pharmaceuticals	0.8%	1,277,472
Real Estate	2.2%	3,651,467
Retail	6.7%	11,093,785
Semiconductors	6.8%	11,300,581
Software	0.4%	665,895
Telecommunications	3.5%	5,777,369

	100.0%	$165,177,267

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$4,656,239	$4,656,239	$—	$—
Austria	1,747,394	1,747,394	—	—
Brazil	5,935,326	5,935,326	—	—
Chile	991,786	991,786	—	—
China	28,165,300	28,165,300	—	—
Czech Republic	1,938,932	1,938,932	—	—
Egypt	1,080,625	1,080,625	—	—
Germany	1,299,404	1,299,404	—	—
Hong Kong	7,185,649	7,185,649	—	—
Hungary	2,125,525	2,125,525	—	—
India	15,687,284	15,687,284	—	—
Indonesia	9,306,683	9,306,683	—	—
Malaysia	6,495,684	6,495,684	—	—
Mexico	10,670,828	10,670,828	—	—
Netherlands	1,525,434	1,525,434	—	—
Pakistan	1,938,956	1,938,956	—	—
Panama	1,177,488	1,177,488	—	—
Peru	1,960,374	1,960,374	—	—
Philippines	4,969,233	4,969,233	—	—
Poland	6,718,339	6,718,339	—	—
Portugal	1,318,476	1,318,476	—	—
Russia	4,951,741	4,951,741	—	—
South Africa	4,042,437	4,042,437	—	—
South Korea	16,838,011	16,838,011	—	—
Switzerland	933,323	933,323	—	—
Taiwan	14,434,903	14,434,903	—	—
Thailand	3,712,260	3,712,260	—	—
United Kingdom	860,576	860,576	—	—
United States	2,509,057	2,509,057	—	—

TOTAL COMMON STOCKS	165,177,267	165,177,267	—	—

PREFERRED STOCKS	8,233,051	8,233,051	—	—

SHORT-TERM INVESTMENTS	1,832,045	1,832,045	—	—

TOTAL INVESTMENTS	$175,242,363	$175,242,363	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $84,902,910 was transferred from Level 2 into Level 1 at 6/30/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.2%
Entertainment — 1.1%
Red Rock Resorts, Inc.	62,527	$1,472,511

Lodging — 1.1%
Hilton Worldwide Holdings, Inc.	25,744	1,592,245

TOTAL COMMON STOCKS (Cost $2,555,450)		3,064,756

REAL ESTATE INVESTMENT TRUSTS — 95.5%
Apartments — 21.0%
American Campus Communities, Inc.	73,166	3,460,752
American Homes 4 Rent, Class A	95,676	2,159,407
Apartment Investment & Management Co., Class A	62,316	2,677,718
AvalonBay Communities, Inc.	27,552	5,294,668
Education Realty Trust, Inc.	49,716	1,926,495
Essex Property Trust, Inc.	23,367	6,011,628
Invitation Homes, Inc.	38,458	831,847
UDR, Inc.	182,375	7,107,154

		29,469,669

Building & Real Estate — 1.5%
Colony Starwood Homes	28,952	993,343
STORE Capital Corp.	49,561	1,112,645

		2,105,988

Diversified — 14.0%
American Tower Corp.	8,118	1,074,174
Cousins Properties, Inc.	338,619	2,976,461
Crown Castle International Corp.	21,616	2,165,491
Digital Realty Trust, Inc.	14,623	1,651,668
DuPont Fabros Technology, Inc.	64,047	3,917,114
Gaming and Leisure Properties, Inc.	55,385	2,086,353
Gramercy Property Trust	63,351	1,882,158
Lamar Advertising Co., Class A	19,843	1,459,849
The GEO Group, Inc.	80,843	2,390,513

		19,603,781

Healthcare — 6.7%
HCP, Inc.	121,011	3,867,511
Healthcare Trust of America, Inc., Class A	134,779	4,192,975
Physicians Realty Trust	68,701	1,383,638

		9,444,124

Hotels & Resorts — 3.8%
Apple Hospitality REIT, Inc.	85,376	1,597,385
Host Hotels & Resorts, Inc.	129,530	2,366,513
Park Hotels & Resorts, Inc.	53,707	1,447,941

		5,411,839

Industrial — 6.7%
CyrusOne, Inc.	53,232	2,967,684
Prologis, Inc.	109,086	6,396,803

		9,364,487

Manufactured Homes — 3.4%
Equity LifeStyle Properties, Inc.	18,576	1,603,852

	Number of Shares	Value†

Manufactured Homes — (continued)
Sun Communities, Inc.	36,395	$3,191,477

		4,795,329

Office Property — 17.5%
Alexandria Real Estate Equities, Inc.	24,702	2,975,850
Boston Properties Inc.	35,432	4,358,845
Corporate Office Properties Trust	67,612	2,368,448
Douglas Emmett, Inc.	82,061	3,135,551
Empire State Realty Trust, Inc., Class A	100,585	2,089,150
Highwoods Properties, Inc.	27,618	1,400,509
Hudson Pacific Properties, Inc.	67,491	2,307,517
Kilroy Realty Corp.	36,181	2,719,002
SL Green Realty Corp.	30,056	3,179,925

		24,534,797

Regional Malls — 5.7%
GGP, Inc.	124,548	2,934,351
Simon Property Group, Inc.	31,549	5,103,366

		8,037,717

Storage & Warehousing — 3.8%
Extra Space Storage, Inc.	32,122	2,505,516
Public Storage	13,362	2,786,378

		5,291,894

Strip Centers — 5.8%
Brixmor Property Group, Inc.	112,584	2,013,002
Regency Centers Corp.	58,320	3,653,165
Weingarten Realty Investors	82,188	2,473,859

		8,140,026

Telecommunications — 5.6%
Equinix, Inc.	18,313	7,859,207

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $123,630,584)		134,058,858

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,258,137)	2,258,137	2,258,137

TOTAL INVESTMENTS — 99.3% (Cost $128,444,170)		$139,381,751

Other Assets & Liabilities — 0.7%		957,695

TOTAL NET ASSETS — 100.0%		$140,339,446

†	See Security Valuation Note.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$3,064,756	$3,064,756	$—	$—
REAL ESTATE INVESTMENT TRUSTS	134,058,858	134,058,858	—	—
SHORT-TERM INVESTMENTS	2,258,137	2,258,137	—	—

TOTAL INVESTMENTS	$139,381,751	$139,381,751	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 55.8%
Penn Series Flexibly Managed Fund*	40,697	$2,016,929
Penn Series Index 500 Fund*	136,787	2,689,238
Penn Series Large Cap Growth Fund*	126,295	2,016,928
Penn Series Large Cap Value Fund*	178,196	4,706,166
Penn Series Large Core Value Fund*	358,884	6,054,374
Penn Series Large Growth Stock Fund*	18,541	672,310
Penn Series Mid Cap Growth Fund*	79,799	1,343,821
Penn Series Mid Cap Value Fund*	134,623	3,361,547
Penn Series Mid Core Value Fund*	149,802	3,361,547
Penn Series Real Estate Securities Fund*	96,828	2,016,928
Penn Series Small Cap Growth Fund*	57,218	2,016,928
Penn Series Small Cap Index Fund*	31,969	672,310
Penn Series Small Cap Value Fund*	59,885	2,016,928
Penn Series SMID Cap Growth Fund*	56,520	1,344,619
Penn Series SMID Cap Value Fund*	134,408	3,361,547

TOTAL AFFILIATED EQUITY FUNDS (Cost $26,840,234)		37,652,120

AFFILIATED FIXED INCOME FUNDS — 9.0%
Penn Series High Yield Bond Fund*	104,884	1,344,619
Penn Series Limited Maturity Bond Fund*	167,658	2,016,928
Penn Series Quality Bond Fund*	186,106	2,689,238

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,835,043)		6,050,785

AFFILIATED INTERNATIONAL EQUITY FUNDS — 34.8%
Penn Series Developed International Index Fund*	515,180	6,723,094
Penn Series Emerging Markets Equity Fund*	604,200	7,395,404
Penn Series International Equity Fund*	337,360	9,412,332

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $18,587,948)		23,530,830

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $358,515)	358,515	358,515

TOTAL INVESTMENTS — 100.1% (Cost $51,621,740)		$67,592,250

Other Assets & Liabilities — (0.1)%		(69,707)

TOTAL NET ASSETS — 100.0%		$67,522,543

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$37,652,120	$37,652,120	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,050,785	6,050,785	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	23,530,830	23,530,830	—	—
SHORT-TERM INVESTMENTS	358,515	358,515	—	—

TOTAL INVESTMENTS	$67,592,250	$67,592,250	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 54.8%
Penn Series Flexibly Managed Fund*	311,068	$15,416,511
Penn Series Index 500 Fund*	522,771	10,277,674
Penn Series Large Cap Growth Fund*	482,671	7,708,256
Penn Series Large Cap Value Fund*	681,027	17,985,930
Penn Series Large Core Value Fund*	1,371,576	23,138,483
Penn Series Large Growth Stock Fund*	70,861	2,569,418
Penn Series Mid Cap Growth Fund*	304,976	5,135,787
Penn Series Mid Cap Value Fund*	411,601	10,277,674
Penn Series Mid Core Value Fund*	458,007	10,277,674
Penn Series Real Estate Securities Fund*	370,055	7,708,256
Penn Series Small Cap Growth Fund*	145,783	5,138,837
Penn Series Small Cap Index Fund*	244,357	5,138,837
Penn Series Small Cap Value Fund*	228,867	7,708,256
Penn Series SMID Cap Growth Fund*	108,004	2,569,419
Penn Series SMID Cap Value Fund*	410,943	10,277,674

TOTAL AFFILIATED EQUITY FUNDS (Cost $92,666,577)		141,328,686

AFFILIATED FIXED INCOME FUNDS — 18.0%
Penn Series High Yield Bond Fund*	400,845	5,138,837
Penn Series Limited Maturity Bond Fund*	1,281,506	15,416,511
Penn Series Quality Bond Fund*	1,778,144	25,694,186

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,424,945)		46,249,534

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.9%
Penn Series Developed International Index Fund*	1,378,232	17,985,930
Penn Series Emerging Markets Equity Fund*	1,679,359	20,555,348
Penn Series International Equity Fund*	1,105,126	30,833,022

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $53,102,464)		69,374,300

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,091,950)	1,091,950	1,091,950

TOTAL INVESTMENTS — 100.1% (Cost $189,285,936)		$258,044,470

Other Assets & Liabilities — (0.1)%		(231,892)

TOTAL NET ASSETS — 100.0%		$257,812,578

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$141,328,686	$141,328,686	$—	$—
AFFILIATED FIXED INCOME FUNDS	46,249,534	46,249,534	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	69,374,300	69,374,300	—	—
SHORT-TERM INVESTMENTS	1,091,950	1,091,950	—	—

TOTAL INVESTMENTS	$258,044,470	$258,044,470	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.0%
Penn Series Flexibly Managed Fund*	411,457	$20,391,833
Penn Series Index 500 Fund*	518,612	10,195,916
Penn Series Large Cap Growth Fund*	425,628	6,797,278
Penn Series Large Cap Value Fund*	514,750	13,594,555
Penn Series Large Core Value Fund*	1,209,480	20,403,928
Penn Series Large Growth Stock Fund*	93,730	3,398,639
Penn Series Mid Cap Growth Fund*	403,399	6,793,244
Penn Series Mid Cap Value Fund*	408,327	10,195,916
Penn Series Mid Core Value Fund*	757,272	16,993,194
Penn Series Real Estate Securities Fund*	326,322	6,797,278
Penn Series Small Cap Growth Fund*	96,415	3,398,639
Penn Series Small Cap Index Fund*	323,218	6,797,278
Penn Series Small Cap Value Fund*	302,729	10,195,916
Penn Series SMID Cap Growth Fund*	142,860	3,398,639
Penn Series SMID Cap Value Fund*	271,782	6,797,277

TOTAL AFFILIATED EQUITY FUNDS (Cost $92,368,749)		146,149,530

AFFILIATED FIXED INCOME FUNDS — 38.0%
Penn Series High Yield Bond Fund*	795,313	10,195,917
Penn Series Limited Maturity Bond Fund*	2,542,623	30,587,749
Penn Series Quality Bond Fund*	6,115,198	88,364,609

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $114,800,268)		129,148,275

AFFILIATED INTERNATIONAL EQUITY FUNDS — 19.0%
Penn Series Developed International Index Fund*	1,302,160	16,993,194
Penn Series Emerging Markets Equity Fund*	1,388,333	16,993,194
Penn Series International Equity Fund*	1,096,335	30,587,750

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $46,050,727)		64,574,138

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $383,700)	383,700	383,700

TOTAL INVESTMENTS — 100.1% (Cost $253,603,444)		$340,255,643

Other Assets & Liabilities — (0.1)%		(322,195)

TOTAL NET ASSETS — 100.0%		$339,933,448

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$146,149,530	$146,149,530	$—	$—
AFFILIATED FIXED INCOME FUNDS	129,148,275	129,148,275	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	64,574,138	64,574,138	—	—
SHORT-TERM INVESTMENTS	383,700	383,700	—	—

TOTAL INVESTMENTS	$340,255,643	$340,255,643	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.8%
Penn Series Flexibly Managed Fund*	158,387	$7,849,670
Penn Series Index 500 Fund*	99,818	1,962,417
Penn Series Large Cap Growth Fund*	122,881	1,962,417
Penn Series Large Cap Value Fund*	148,612	3,924,835
Penn Series Large Core Value Fund*	349,185	5,890,744
Penn Series Mid Cap Value Fund*	39,296	981,209
Penn Series Mid Core Value Fund*	87,452	1,962,417
Penn Series Real Estate Securities Fund*	94,211	1,962,417
Penn Series Small Cap Index Fund*	46,658	981,209
Penn Series Small Cap Value Fund*	58,267	1,962,417
Penn Series SMID Cap Value Fund*	39,233	981,209

TOTAL AFFILIATED EQUITY FUNDS (Cost $20,006,798)		30,420,961

AFFILIATED FIXED INCOME FUNDS — 56.5%
Penn Series High Yield Bond Fund*	229,612	2,943,626
Penn Series Limited Maturity Bond Fund*	1,549,706	18,642,965
Penn Series Quality Bond Fund*	2,376,630	34,342,305

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $49,404,273)		55,928,896

AFFILIATED INTERNATIONAL EQUITY FUNDS — 11.9%
Penn Series Developed International Index Fund*	225,565	2,943,626
Penn Series Emerging Markets Equity Fund*	240,492	2,943,626
Penn Series International Equity Fund*	211,013	5,887,252

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,576,843)		11,774,504

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $887,863)	887,863	887,863

TOTAL INVESTMENTS — 100.1% (Cost $78,875,777)		$99,012,224

Other Assets & Liabilities — (0.1)%		(104,664)

TOTAL NET ASSETS — 100.0%		$98,907,560

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$30,420,961	$30,420,961	$—	$—
AFFILIATED FIXED INCOME FUNDS	55,928,896	55,928,896	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,774,504	11,774,504	—	—
SHORT-TERM INVESTMENTS	887,863	887,863	—	—

TOTAL INVESTMENTS	$99,012,224	$99,012,224	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.8%
Penn Series Flexibly Managed Fund*	90,733	$4,496,736
Penn Series Index 500 Fund*	28,591	562,092
Penn Series Large Cap Value Fund*	42,567	1,124,184
Penn Series Large Core Value Fund*	133,355	2,249,701
Penn Series Mid Core Value Fund*	50,097	1,124,184
Penn Series Real Estate Securities Fund*	26,985	562,092

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,576,404)		10,118,989

AFFILIATED FIXED INCOME FUNDS — 76.0%
Penn Series High Yield Bond Fund*	131,535	1,686,276
Penn Series Limited Maturity Bond Fund*	1,355,001	16,300,668
Penn Series Quality Bond Fund*	1,750,460	25,294,140

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,757,263)		43,281,084

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	86,144	1,124,184
Penn Series Emerging Markets Equity Fund*	45,923	562,092
Penn Series International Equity Fund*	40,293	1,124,184

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,421,605)		2,810,460

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $766,573)	766,573	766,573

TOTAL INVESTMENTS — 100.1% (Cost $49,521,845)		$56,977,106

Other Assets & Liabilities — (0.1)%		(46,877)

TOTAL NET ASSETS — 100.0%		$56,930,229

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$10,118,989	$10,118,989	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,281,084	43,281,084	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,810,460	2,810,460	—	—
SHORT-TERM INVESTMENTS	766,573	766,573	—	—

TOTAL INVESTMENTS	$56,977,106	$56,977,106	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$97,973,915	$206,769,151	$520,997,792	$170,322,101
Foreign currency, at value	—	—	—	228
Cash	—	—	—	199,764
Initial Margin Held by Broker for Open Futures	—	101,950	—	—
Interest, dividends and reclaims receivable	448,064	1,383,823	3,079,924	2,407,399
Receivable for investment securities sold	—	2,738,867	—	4,043,973
Receivable for capital stock sold	398,669	2,530,785	4,223,921	1,003,097
Net unrealized appreciation of forward foreign currency contracts	—	—	—	25,968
Other assets	1,700	2,701	6,965	2,244

Total Assets	98,822,348	213,527,277	528,308,602	178,004,774

LIABILITIES
Cash overdraft	—	36,516	66,558	—
Payable for investment securities purchased	—	2,223,210	17,135,085	6,209,552
Payable for capital stock redeemed	—	7,691	16,030	5,439
Future variation margin payable	—	20,781	8,125	—
Payable to investment adviser (See Note 3)	47,178	79,045	184,929	78,836
Payable to the administrator (See Note 3)	7,559	15,695	38,095	12,786
Net unrealized depreciation of forward foreign currency contracts	—	—	—	110,103
Other liabilities	38,067	69,797	173,740	80,951

Total Liabilities	92,804	2,452,735	17,622,562	6,497,667

NET ASSETS	$98,729,544	$211,074,542	$510,686,040	$171,507,107

Investments at cost	97,973,915	206,681,569	516,211,664	165,043,695
Foreign currency, at cost	—	—	—	223

COMPONENTS OF NET ASSETS:
Paid-in Capital	$98,728,965	$209,325,172	$499,488,513	$171,789,924
Undistributed net investment income (loss)	172	2,050,228	5,983,299	4,402,818
Accumulated net realized gain (loss) on investment transactions and foreign exchange	407	(323,831)	319,036	(9,885,065)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	22,973	4,895,192	5,199,430

NET ASSETS	$98,729,544	$211,074,542	$510,686,040	$171,507,107

Shares outstanding, $0.10 par value, 500 million shares authorized	98,713,040

Shares outstanding, $0.10 par value, 250 million shares authorized			35,330,670	13,381,262

Shares outstanding, $0.0001 par value, 250 million shares authorized		17,542,778

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.03	$14.45	$12.82

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS
Investments of affiliated issuers at value	$—	$80,876,202	$—	$—
Investments of unaffiliated issuers at value	3,775,497,600	256,176	296,866,965	47,843,885
Foreign currency, at value	23	—	—	—
Cash	218,498	—	—	500
Interest, dividends and reclaims receivable	12,787,131	—	144,932	63,142
Receivable for investment securities sold	24,920,607	269,608	104,709	—
Receivable for capital stock sold	939,117	174,666	—	7,414,472
Other assets	45,463	1,022	3,462	572

Total Assets	3,814,408,439	81,577,674	297,120,068	55,322,571

LIABILITIES
Cash overdraft	—	—	6,261	—
Call options written, at value	18,456,867	—	—	—
Payable for investment securities purchased	29,711,514	276,078	163,901	—
Payable for capital stock redeemed	239,406	250	9,606,165	103,854
Payable to investment adviser (See Note 3)	2,158,000	—	176,854	21,798
Payable to the administrator (See Note 3)	278,413	6,029	21,925	3,528
Other liabilities	1,170,684	22,692	102,100	17,272

Total Liabilities	52,014,884	305,049	10,077,206	146,452

NET ASSETS	$3,762,393,555	$81,272,625	$287,042,862	$55,176,119

Investments of affiliated issuers at cost	—	46,830,429	—	—
Investments of unaffiliated issuers at cost	3,316,174,251	256,176	221,369,717	37,648,948
Foreign currency, at cost	23	—	—	—
Call options written, premiums received	(10,022,533)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,167,457,191	$47,462,813	$181,951,308	$43,622,773
Undistributed net investment income (loss)	20,126,307	(72,606)	(294,911)	64,613
Accumulated net realized gain (loss) on investment transactions and foreign exchange	123,928,044	(163,355)	29,889,682	1,293,312
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	450,882,013	34,045,773	75,496,783	10,195,421

NET ASSETS	$3,762,393,555	$81,272,625	$287,042,862	$55,176,119

Shares outstanding, $0.10 par value, 250 million shares authorized	75,922,296		7,916,785

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,331,901		3,455,867

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$49.56	$18.76	$36.26	$15.97

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$113,860,286	$210,219,879	$186,280,629	$454,127,472
Foreign currency, at value	733	—	—	—
Interest, dividends and reclaims receivable	24,564	229,934	202,647	454,811
Receivable for investment securities sold	769,173	596,811	6,341,901	1,808,409
Receivable for capital stock sold	—	466,500	10,143,899	963,914
Futures receivable	—	—	—	1,170
Other assets	1,400	2,651	2,505	5,585

Total Assets	114,656,156	211,515,775	202,971,581	457,361,361

LIABILITIES
Cash overdraft	—	—	293,380	—
Payable for investment securities purchased	—	—	5,170,898	182,515
Payable for capital stock redeemed	338,776	7,835,644	6,339	289,871
Payable to investment adviser (See Note 3)	57,377	114,360	103,834	49,185
Payable to the administrator (See Note 3)	8,513	15,528	14,196	34,067
Other liabilities	34,408	70,840	64,547	147,950

Total Liabilities	439,074	8,036,372	5,653,194	703,588

NET ASSETS	$114,217,082	$203,479,403	$197,318,387	$456,657,773

Investments at cost	96,446,867	163,072,328	167,307,567	236,632,061
Foreign currency, at cost	718	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,759,997	$154,429,192	$169,388,214	$234,932,286
Undistributed net investment income (loss)	(98,700)	(126,638)	1,389,296	3,856,981
Accumulated net realized gain (loss) on investment transactions and foreign exchange	5,142,351	2,029,298	7,567,815	385,294
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,413,434	47,147,551	18,973,062	217,483,212

NET ASSETS	$114,217,082	$203,479,403	$197,318,387	$456,657,773

Shares outstanding, $0.10 par value, 250 million shares authorized		7,705,007

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,001,405		11,699,712	23,233,215

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.03	$26.41	$16.87	$19.66

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$114,094,036	$179,692,421	$94,965,268	$62,301,279
Foreign currency, at value	—	—	25,678	—
Cash	—	—	500	—
Interest, dividends and reclaims receivable	44,105	382,750	145,042	5,248
Receivable for investment securities sold	1,040,714	—	3,506,867	355,628
Receivable for capital stock sold	—	28,387	1,261,648	—
Net unrealized appreciation of forward foreign currency contracts	—	—	4,391	—
Other assets	1,373	2,217	1,208	687

Total Assets	115,180,228	180,105,775	99,910,602	62,662,842

LIABILITIES
Payable for investment securities purchased	986,038	3,225,425	4,273,267	1,153,337
Payable for capital stock redeemed	758,080	84,847	3,712	167,919
Payable to investment adviser (See Note 3)	65,439	79,698	55,863	37,683
Payable to the administrator (See Note 3)	8,347	13,106	7,020	4,482
Net unrealized depreciation of forward foreign currency contracts	—	—	45,389	—
Other liabilities	37,587	58,255	46,061	21,931

Total Liabilities	1,855,491	3,461,331	4,431,312	1,385,352

NET ASSETS	$113,324,737	$176,644,444	$95,479,290	$61,277,490

Investments at cost	96,205,796	141,573,184	83,104,916	56,488,974
Foreign currency, at cost	—	—	25,718	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$97,203,987	$137,755,342	$79,172,257	$52,611,638
Undistributed net investment income (loss)	(189,469)	(6,075)	518,495	(123,911)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,578,021)	775,940	3,969,023	2,977,458
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,888,240	38,119,237	11,819,515	5,812,305

NET ASSETS	$113,324,737	$176,644,444	$95,479,290	$61,277,490

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,727,584	7,073,482	4,254,341	2,575,987

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.84	$24.97	$22.44	$23.79

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$79,241,579	$95,878,168	$244,761,984	$75,444,424
Interest, dividends and reclaims receivable	89,499	26,897	369,954	83,385
Receivable for investment securities sold	—	261,710	3,446,625	86,613
Receivable for capital stock sold	1,239,187	—	2,252,320	515,877
Other assets	997	1,127	3,008	917

Total Assets	80,571,262	96,167,902	250,833,891	76,131,216

LIABILITIES
Cash overdraft	—	—	—	76,291
Payable for investment securities purchased	—	5,139	4,350,586	—
Payable for capital stock redeemed	2,611	813,996	2,602	1,409
Future variation margin payable	—	—	—	555
Payable to investment adviser (See Note 3)	62,213	57,924	143,070	18,771
Payable to the administrator (See Note 3)	6,009	6,934	18,065	5,670
Other liabilities	27,253	31,060	87,780	39,395

Total Liabilities	98,086	915,053	4,602,103	142,091

NET ASSETS	$80,473,176	$95,252,849	$246,231,788	$75,989,125

Investments at cost	65,554,967	70,688,695	201,232,139	55,666,488

COMPONENTS OF NET ASSETS:
Paid-in Capital	$62,264,513	$66,073,800	$187,330,339	$51,975,820
Undistributed net investment income (loss)	40,498	(313,917)	674,754	248,688
Accumulated net realized gain (loss) on investment transactions and foreign exchange	4,481,553	4,303,333	14,696,850	3,988,356
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	13,686,612	25,189,633	43,529,845	19,776,261

NET ASSETS	$80,473,176	$95,252,849	$246,231,788	$75,989,125

Shares outstanding, $0.10 par value, 250 million shares authorized		2,702,437	7,310,628

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,218,139			3,614,199

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.01	$35.25	$33.68	$21.03

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$107,367,491	$367,729,802	$175,242,363	$139,381,751
Foreign currency, at value	830,959	209,038	238,466	—
Initial Margin Held by Broker for Open Futures	89,740	—	—	—
Interest, dividends and reclaims receivable	566,104	1,791,294	553,780	475,651
Receivable for investment securities sold	—	2,441,454	104,305	300,554
Receivable for capital stock sold	—	—	—	556,024
Future variation margin receivable	1,275	—	—	—
Other assets	1,275	4,433	1,983	1,788

Total Assets	108,856,844	372,176,021	176,140,897	140,715,768

LIABILITIES
Payable for investment securities purchased	22,819	1,253,516	300,442	226,939
Payable for capital stock redeemed	1,553,921	7,644,634	2,885,244	7,202
Payable to investment adviser (See Note 3)	26,969	263,018	132,699	81,262
Payable to the administrator (See Note 3)	8,004	27,279	12,869	10,485
Deferred Indian capital gains tax	—	—	40,793	—
Other liabilities	38,338	146,978	112,946	50,434

Total Liabilities	1,650,051	9,335,425	3,484,993	376,322

NET ASSETS	$107,206,793	$362,840,596	$172,655,904	$140,339,446

Investments at cost	84,428,328	280,227,229	140,232,063	128,444,170
Foreign currency, at cost	822,121	209,300	237,762	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$85,244,261	$260,326,057	$144,841,144	$124,197,335
Undistributed net investment income (loss)	496,335	(2,289,106)	377,843	2,211,727
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,473,933)	17,307,300	(7,392,429)	2,992,803
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	22,940,130	87,496,345	34,829,346	10,937,581

NET ASSETS	$107,206,793	$362,840,596	$172,655,904	$140,339,446

Shares outstanding, $0.10 par value, 250 million shares authorized		13,002,913

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,217,371		14,104,913	6,736,085

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.05	$27.90	$12.24	$20.83

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$67,233,735	$256,952,520	$339,871,943	$98,124,361
Investments of unaffiliated issuers at value	358,515	1,091,950	383,700	887,863
Receivable for investment securities sold	2,128,875	7,999,605	10,424,711	2,756,534
Receivable for capital stock sold	1,243	—	—	487
Other assets	807	3,066	4,412	1,317

Total Assets	69,723,175	266,047,141	350,684,766	101,770,562

LIABILITIES
Payable for investment securities purchased	2,112,717	7,973,887	10,390,680	2,751,373
Payable for capital stock redeemed	58,369	141,946	201,509	65,693
Payable to investment adviser (See Note 3)	6,592	25,035	32,503	9,762
Payable to the administrator (See Note 3)	4,938	19,109	25,417	7,378
Other liabilities	18,016	74,586	101,209	28,796

Total Liabilities	2,200,632	8,234,563	10,751,318	2,863,002

NET ASSETS	$67,522,543	$257,812,578	$339,933,448	$98,907,560

Investments of affiliated issuers at cost	51,263,225	188,193,986	253,219,744	77,987,914
Investments of unaffiliated issuers at cost	358,515	1,091,950	383,700	887,863

COMPONENTS OF NET ASSETS:
Paid-in Capital	$48,746,247	$181,180,363	$238,792,004	$75,216,239
Undistributed net investment income (loss)	(98,566)	(362,617)	(486,158)	(145,342)
Accumulated net realized gain (loss) on investment transactions	2,904,352	8,236,298	14,975,403	3,700,216
Net unrealized appreciation (depreciation) in value of investments	15,970,510	68,758,534	86,652,199	20,136,447

NET ASSETS	$67,522,543	$257,812,578	$339,933,448	$98,907,560

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,814,738	14,107,540	20,572,148	6,498,401

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.70	$18.27	$16.52	$15.22

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2017

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$56,210,533
Investments of unaffiliated issuers at value	766,573
Receivable for investment securities sold	828,718
Receivable for capital stock sold	3,707
Other assets	794

Total Assets	57,810,325

LIABILITIES
Payable for investment securities purchased	825,178
Payable for capital stock redeemed	28,742
Payable to investment adviser (See Note 3)	5,640
Payable to the administrator (See Note 3)	4,220
Other liabilities	16,316

Total Liabilities	880,096

NET ASSETS	$56,930,229

Investments of affiliated issuers at cost	48,755,272
Investments of unaffiliated issuers at cost	766,573

COMPONENTS OF NET ASSETS:
Paid-in Capital	$48,147,450
Undistributed net investment income (loss)	(86,616)
Accumulated net realized gain (loss) on investment transactions	1,414,134
Net unrealized appreciation (depreciation) in value of investments	7,455,261

NET ASSETS	$56,930,229

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,116,178

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.83

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$15,403	$8,217	$16,864	$52,058
Interest	350,375	2,765,683	7,621,351	5,090,750
Foreign tax withheld	—	—	—	(7,779)

Total Investment Income	365,778	2,773,900	7,638,215	5,135,029

EXPENSES
Investment advisory fees (See Note 3)	176,381	477,092	1,109,815	472,027
Shareholder servicing fees (See Note 3)	48,104	93,530	226,279	75,861
Administration fees (See Note 3)	16,035	31,176	75,426	25,287
Accounting fees (See Note 3)	36,629	61,879	115,097	52,063
Director fees and expenses	2,973	5,103	12,879	4,247
Custodian fees and expenses	3,748	7,274	17,599	9,082
Pricing fees	3,995	10,454	13,326	28,597
Professional fees	5,782	10,241	24,341	14,680
Printing fees	4,349	7,709	18,760	6,264
Recaptured advisory fees (See Note 3)	50,161	—	—	—
Other expenses	17,205	19,214	41,394	35,858

Total Expenses	365,362	723,672	1,654,916	723,966
Less: Waivers and reimbursement from advisor (See Note 3)	5,100	—	—	—

Net Expenses	360,262	723,672	1,654,916	723,966

Net investment income (loss)	5,516	2,050,228	5,983,299	4,411,063

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(9)	138,299	774,279	2,230,884
Net realized gain (loss) on futures contracts	—	28,578	(390,666)	—
Net realized foreign currency exchange gain (loss)	—	—	—	(731,604)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	281,773	8,659,603	1,237,667
Change in net unrealized appreciation (depreciation) of futures contracts	—	(48,984)	109,064	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(9)	399,666	9,152,280	2,736,947

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,507	$2,449,894	$15,135,579	$7,148,010

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$20,309,691	$724	$1,183,360	$347,766
Interest	16,071,062	—	—	337
Foreign tax withheld	(118,035)	—	(7,344)	(12,829)

Total Investment Income	36,262,718	724	1,176,016	335,274

EXPENSES
Investment advisory fees (See Note 3)	12,643,856	—	1,005,444	126,270
Shareholder servicing fees (See Note 3)	1,634,072	35,652	126,510	20,663
Administration fees (See Note 3)	544,691	11,884	42,170	6,888
Accounting fees (See Note 3)	432,552	5,951	80,166	16,071
Director fees and expenses	87,980	1,950	6,689	1,105
Custodian fees and expenses	133,448	2,773	10,079	1,817
Pricing fees	16,707	963	3,553	2,577
Professional fees	183,989	3,808	13,383	2,212
Printing fees	132,160	2,915	10,029	1,676
Recaptured administration fee (See Note 3)	—	—	—	760
Other expenses	280,928	7,434	44,133	22,873

Total Expenses	16,090,383	73,330	1,342,156	202,912

Net investment income (loss)	20,172,335	(72,606)	(166,140)	132,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	130,620,177	2,668,613	30,608,090	1,431,343
Net realized foreign currency exchange gain (loss)	(421,154)	—	(87)	(28)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	156,633,913	2,477,247	18,603,240	4,855,281
Change in net unrealized appreciation (depreciation) of written options	8,339,193	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	295,172,129	5,145,860	49,211,243	6,286,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$315,344,464	$5,073,254	$49,045,103	$6,418,958

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2017

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$372,903	$2,144,556	$2,239,373	$4,645,167
Interest	—	—	—	1,126
Foreign tax withheld	(6,326)	(10,692)	—	—

Total Investment Income	366,577	2,133,864	2,239,373	4,646,293

EXPENSES
Investment advisory fees (See Note 3)	328,549	681,345	629,316	289,889
Shareholder servicing fees (See Note 3)	49,283	92,280	85,076	200,681
Administration fees (See Note 3)	16,427	30,760	28,359	66,893
Accounting fees (See Note 3)	37,297	61,185	57,182	106,565
Director fees and expenses	2,644	5,069	4,775	10,815
Custodian fees and expenses	3,833	7,177	6,617	15,609
Pricing fees	1,437	3,107	1,250	5,587
Professional fees	5,265	9,917	9,565	21,293
Printing fees	5,244	7,599	7,110	16,294
Other expenses	15,298	18,872	20,827	55,686

Total Expenses	465,277	917,311	850,077	789,312

Net investment income (loss)	(98,700)	1,216,553	1,389,296	3,856,981

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	5,120,364	2,413,386	8,081,702	8,320,713
Net realized gain (loss) on futures contracts	—	—	—	371,438
Net realized foreign currency exchange gain (loss)	25,345	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,639,503	9,434,957	(1,586,169)	26,542,506
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	10,593

Net Gain (Loss) on Investment Securities and Foreign Currency	16,785,212	11,848,343	6,495,533	35,245,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,686,512	$13,064,896	$7,884,829	$39,102,231

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$309,158	$1,385,517	$991,585	$176,768
Foreign tax withheld	—	(9,823)	(7,922)	—

Total Investment Income	309,158	1,375,694	983,663	176,768

EXPENSES
Investment advisory fees (See Note 3)	380,673	476,808	339,005	215,498
Shareholder servicing fees (See Note 3)	48,944	78,023	42,376	25,860
Administration fees (See Note 3)	16,315	26,008	14,125	8,620
Accounting fees (See Note 3)	37,109	53,264	32,959	20,113
Director fees and expenses	2,642	4,269	2,356	1,336
Custodian fees and expenses	3,807	6,068	3,909	2,011
Pricing fees	2,260	2,053	2,441	1,613
Professional fees	5,260	8,659	4,828	2,709
Printing fees	3,956	6,426	3,566	2,734
Recaptured advisory fees (See Note 3)	—	—	—	3,213
Other expenses	16,478	15,044	35,007	16,972

Total Expenses	517,444	676,622	480,572	300,679

Net investment income (loss)	(208,286)	699,072	503,091	(123,911)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(1,107,496)	9,913,706	5,236,085	3,021,928
Net realized foreign currency exchange gain (loss)	118	—	(98,593)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	14,521,805	6,053,430	(1,818,423)	4,991,317

Net Gain (Loss) on Investment Securities and Foreign Currency	13,414,427	15,967,136	3,319,069	8,013,245

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,206,141	$16,666,208	$3,822,160	$7,889,334

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2017

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$527,953	$231,423	$1,831,433	$519,771
Interest	—	—	—	346
Foreign tax withheld	(54)	(3,476)	—	(91)

Total Investment Income	527,899	227,947	1,831,433	520,026

EXPENSES
Investment advisory fees (See Note 3)	384,379	334,813	861,067	113,376
Shareholder servicing fees (See Note 3)	36,415	40,656	108,318	34,013
Administration fees (See Note 3)	12,138	13,552	36,106	11,338
Accounting fees (See Note 3)	28,323	31,622	70,094	26,455
Director fees and expenses	1,985	2,181	5,903	1,828
Custodian fees and expenses	2,832	3,162	8,425	2,645
Pricing fees	1,716	2,976	3,592	15,361
Professional fees	4,167	4,399	12,219	3,819
Printing fees	3,057	3,279	9,010	2,814
Other expenses	12,389	18,256	41,945	31,860

Total Expenses	487,401	454,896	1,156,679	243,509

Net investment income (loss)	40,498	(226,949)	674,754	276,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	4,622,449	4,396,934	15,481,132	4,212,424
Net realized gain (loss) on futures contracts	—	—	—	1,758
Net realized foreign currency exchange gain (loss)	—	(163)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(3,616,075)	7,246,710	(11,654,350)	(1,086,842)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	16,630

Net Gain (Loss) on Investment Securities and Foreign Currency	1,006,374	11,643,481	3,826,782	3,143,970

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,046,872	$11,416,532	$4,501,536	$3,420,487

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,247,666	$4,338,796	$1,957,912	$2,867,210
Foreign tax withheld	(231,759)	(445,817)	(201,516)	—

Total Investment Income	2,015,907	3,892,979	1,756,396	2,867,210

EXPENSES
Investment advisory fees (See Note 3)	155,877	1,493,848	943,084	483,738
Shareholder servicing fees (See Note 3)	46,763	157,643	74,790	62,195
Administration fees (See Note 3)	15,588	52,548	24,930	20,732
Accounting fees (See Note 3)	41,088	115,013	59,778	44,471
Director fees and expenses	2,502	8,515	3,922	3,471
Custodian fees and expenses	12,068	48,342	42,636	4,837
Pricing fees	44,273	6,533	11,202	1,824
Professional fees	4,860	21,977	34,522	6,866
Printing fees	3,745	12,484	5,941	5,131
Other expenses	78,738	39,121	132,517	22,218

Total Expenses	405,502	1,956,024	1,333,322	655,483

Net investment income (loss)	1,610,405	1,936,955	423,074	2,211,727

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	853,198	17,602,809	5,443,160	3,294,495
Net realized gain (loss) on futures contracts	212,165	—	—	—
Net realized foreign currency exchange gain (loss)	10,475	(129,596)	(57,771)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,113,810	48,525,456	23,825,406	284,739
Change in net unrealized appreciation (depreciation) of futures contracts	(768)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	12,188,880	65,998,669	29,210,795	3,579,234

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,799,285	$67,935,624	$29,633,869	$5,790,961

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2017

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$954	$2,941	$1,233	$2,182

Total Investment Income	954	2,941	1,233	2,182

EXPENSES
Investment advisory fees (See Note 3)	38,576	147,495	194,325	58,707
Shareholder servicing fees (See Note 3)	28,932	112,563	150,879	44,030
Administration fees (See Note 3)	9,644	37,521	50,293	14,677
Accounting fees (See Note 3)	5,951	12,507	16,764	5,950
Director fees and expenses	1,562	6,062	8,384	2,476
Custodian fees and expenses	2,250	8,755	11,735	3,425
Pricing fees	931	1,093	1,165	969
Professional fees	3,052	11,688	16,181	4,760
Printing fees	2,340	9,095	12,427	3,654
Other expenses	6,282	18,779	25,238	8,876

Total Expenses	99,520	365,558	487,391	147,524

Net investment loss	(98,566)	(362,617)	(486,158)	(145,342)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	3,286,954	9,403,437	16,176,354	4,032,185
Change in net unrealized appreciation (depreciation) of affiliated investments	3,334,981	13,229,549	8,975,711	1,461,365

Net Gain (Loss) on Investment Securities	6,621,935	22,632,986	25,152,065	5,493,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,523,369	$22,270,369	$24,665,907	$5,348,208

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$1,988

Total Investment Income	1,988

EXPENSES
Investment advisory fees (See Note 3)	33,566
Shareholder servicing fees (See Note 3)	25,174
Administration fees (See Note 3)	8,391
Accounting fees (See Note 3)	5,951
Director fees and expenses	1,443
Custodian fees and expenses	1,958
Pricing fees	937
Professional fees	2,728
Printing fees	2,098
Other expenses	6,358

Total Expenses	88,604

Net investment loss	(86,616)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	1,515,121
Change in net unrealized appreciation (depreciation) of affiliated investments	640,904

Net Gain (Loss) on Investment Securities	2,156,025

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,069,409

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,516	$11,975	$2,050,228	$2,957,281
Net realized gains (loss) from investment transactions	(9)	416	138,299	285,124
Net realized gains (loss) on futures contracts	—	—	28,578	(21,829)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	232,789	1,483,330

Net Increase (Decrease) in Net Assets Resulting from Operations	5,507	12,391	2,449,894	4,703,906

Distributions from:
Net investment income	(5,344)	(12,239)	—	—

Total Distributions	(5,344)	(12,239)	—	—

Capital Share Transactions:
Shares issued	27,046,376	107,895,237	14,093,587	53,385,883
Shares issued in lieu of cash distributions	5,344	12,237	—	—
Shares redeemed	(52,186,948)	(117,688,374)	(15,944,755)	(37,460,344)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,135,228)	(9,780,900)	(1,851,168)	15,925,539

Total Increase (Decrease)	(25,135,065)	(9,780,748)	598,726	20,629,445

Net Assets:
Beginning of period	123,864,609	133,645,357	210,475,816	189,846,371

End of Period	$98,729,544	$123,864,609	$211,074,542	$210,475,816

Undistributed net investment income (loss)	$172	$—	$2,050,228	$—
Shares Issued and Redeemed:
Shares issued	27,046,377	107,895,237	1,176,690	4,503,468
Shares issued in lieu of cash distributions	5,344	12,237	—	—
Shares redeemed	(52,186,948)	(117,688,374)	(1,332,390)	(3,182,229)

	(25,135,227)	(9,780,900)	(155,700)	1,321,239

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,983,299	$13,730,140	$4,411,063	$10,324,834
Net realized gains (loss) from investment transactions	774,279	3,925,166	2,230,884	(3,390,303)
Net realized gains (loss) on futures contracts	(390,666)	(189,285)	—	—
Net realized foreign exchange gain (loss)	—	—	(731,604)	931,246
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,768,667	5,786,164	1,237,667	17,343,562

Net Increase (Decrease) in Net Assets Resulting from Operations	15,135,579	23,252,185	7,148,010	25,209,339

Capital Share Transactions:
Shares issued	23,742,170	43,315,908	6,156,628	8,988,215
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(33,040,618)	(96,394,305)	(10,447,988)	(38,579,907)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,298,448)	(53,078,397)	(4,291,360)	(29,591,692)

Total Increase (Decrease)	5,837,131	(29,826,212)	2,856,650	(4,382,353)

Net Assets:
Beginning of period	504,848,909	534,675,121	168,650,457	173,032,810

End of Period	$510,686,040	$504,848,909	$171,507,107	$168,650,457

Undistributed net investment income (loss)	$5,983,299	$—	$4,402,818	$(8,245)
Shares Issued and Redeemed:
Shares issued	1,667,260	3,083,399	488,260	781,640
Shares redeemed	(2,320,470)	(6,850,002)	(830,946)	(3,370,169)

	(653,210)	(3,766,603)	(342,686)	(2,588,529)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,172,335	$42,096,120	$(72,606)	$(142,679)
Net realized gains (loss) from investment transactions	130,620,177	224,060,385	2,668,613	4,960,573
Net realized gains (loss) on written options	—	5,881,831	—	—
Net realized foreign exchange gain (loss)	(421,154)	28,276	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	156,633,913	(14,174,786)	2,477,247	1,345,462
Net change in unrealized appreciation (depreciation) of written options	8,339,193	1,886,611	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	315,344,464	259,778,437	5,073,254	6,163,356

Capital Share Transactions:
Shares issued	60,550,232	156,263,300	2,470,810	3,704,727
Shares redeemed	(108,096,645)	(243,642,624)	(4,072,680)	(8,653,462)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(47,546,413)	(87,379,324)	(1,601,870)	(4,948,735)

Total Increase (Decrease)	267,798,051	172,399,113	3,471,384	1,214,621

Net Assets:
Beginning of period	3,494,595,504	3,322,196,391	77,801,241	76,586,620

End of Period	$3,762,393,555	$3,494,595,504	$81,272,625	$77,801,241

Undistributed net investment income (loss)	$20,126,307	$(46,028)	$(72,606)	$—
Shares Issued and Redeemed:
Shares issued	1,266,725	3,597,345	134,563	219,299
Shares redeemed	(2,254,566)	(5,685,780)	(222,952)	(516,038)

	(987,841)	(2,088,435)	(88,389)	(296,739)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(166,140)	$(389,416)	$132,362	$235,847
Net realized gains (loss) from investment transactions	30,608,090	30,233,786	1,431,343	1,669,588
Net realized foreign exchange gain (loss)	(87)	(338)	(28)	(350)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	18,603,240	(29,348,440)	4,855,281	519,647

Net Increase (Decrease) in Net Assets Resulting from Operations	49,045,103	495,592	6,418,958	2,424,732

Capital Share Transactions:
Shares issued	7,215,471	14,438,781	9,057,264	3,280,094
Shares redeemed	(28,495,752)	(52,359,466)	(3,091,050)	(6,615,720)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,280,281)	(37,920,685)	5,966,214	(3,335,626)

Total Increase (Decrease)	27,764,822	(37,425,093)	12,385,172	(910,894)

Net Assets:
Beginning of period	259,278,040	296,703,133	42,790,947	43,701,841

End of Period	$287,042,862	$259,278,040	$55,176,119	$42,790,947

Undistributed net investment income (loss)	$(294,911)	$(128,771)	$64,613	$(67,749)
Shares Issued and Redeemed:
Shares issued	212,693	504,953	574,721	240,003
Shares redeemed	(825,044)	(1,843,385)	(204,038)	(493,218)

	(612,351)	(1,338,432)	370,683	(253,215)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(98,700)	$59,625	$1,216,553	$3,190,027
Net realized gains (loss) from investment transactions	5,120,364	16,581,664	2,413,386	1,629,923
Net realized foreign exchange gain (loss)	25,345	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	11,639,503	(16,662,191)	9,434,957	16,852,453

Net Increase (Decrease) in Net Assets Resulting from Operations	16,686,512	(20,902)	13,064,896	21,672,403

Capital Share Transactions:
Shares issued	4,188,803	2,540,754	7,841,491	7,658,440
Shares redeemed	(7,678,672)	(13,179,085)	(19,979,603)	(34,470,235)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,489,869)	(10,638,331)	(12,138,112)	(26,811,795)

Total Increase (Decrease)	13,196,643	(10,659,233)	926,784	(5,139,392)

Net Assets:
Beginning of period	101,020,439	111,679,672	202,552,619	207,692,011

End of Period	$114,217,082	$101,020,439	$203,479,403	$202,552,619

Undistributed net investment income (loss)	$(98,700)	$—	$(126,638)	$(1,343,191)
Shares Issued and Redeemed:
Shares issued	236,444	161,848	305,264	342,641
Shares redeemed	(426,219)	(820,612)	(771,871)	(1,521,285)

	(189,775)	(658,764)	(466,607)	(1,178,644)

	Large Core Value Fund		Index 500 Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,389,296	$2,800,969	$3,856,981	$7,320,829
Net realized gains (loss) from investment transactions	8,081,702	6,256,195	8,320,713	16,502,967
Net realized gains (loss) on futures contracts	—	—	371,438	524,952
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,586,169)	7,799,286	26,553,099	21,561,525

Net Increase (Decrease) in Net Assets Resulting from Operations	7,884,829	16,856,450	39,102,231	45,910,273

Capital Share Transactions:
Shares issued	15,725,643	7,280,222	14,184,624	16,643,357
Shares redeemed	(17,678,343)	(35,762,517)	(29,501,823)	(47,645,820)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,952,700)	(28,482,295)	(15,317,199)	(31,002,463)

Total Increase (Decrease)	5,932,129	(11,625,845)	23,785,032	14,907,810

Net Assets:
Beginning of period	191,386,258	203,012,103	432,872,741	417,964,931

End of Period	$197,318,387	$191,386,258	$456,657,773	$432,872,741

Undistributed net investment income (loss)	$1,389,296	$—	$3,856,981	$—
Shares Issued and Redeemed:
Shares issued	938,568	489,651	747,315	1,006,147
Shares redeemed	(1,065,885)	(2,408,082)	(1,555,916)	(2,854,101)

	(127,317)	(1,918,431)	(808,601)	(1,847,954)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(208,286)	$2,601	$699,072	$1,603,667
Net realized gains (loss) from investment transactions	(1,107,496)	788,798	9,913,706	(6,480,947)
Net realized foreign exchange gain (loss)	118	(755)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,521,805	5,245,460	6,053,430	31,349,648
Net change in unrealized appreciation (depreciation) of written options	—	(250,706)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	13,206,141	5,785,398	16,666,208	26,472,368

Capital Share Transactions:
Shares issued	3,647,253	3,288,856	2,786,918	5,678,535
Shares redeemed	(6,853,170)	(17,492,155)	(13,183,059)	(27,625,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,205,917)	(14,203,299)	(10,396,141)	(21,947,250)

Total Increase (Decrease)	10,000,224	(8,417,901)	6,270,067	4,525,118

Net Assets:
Beginning of period	103,324,513	111,742,414	170,374,377	165,849,259

End of Period	$113,324,737	$103,324,513	$176,644,444	$170,374,377

Undistributed net investment income (loss)	$(189,469)	$18,817	$(6,075)	$(705,147)
Shares Issued and Redeemed:
Shares issued	229,847	230,931	117,332	279,141
Shares redeemed	(426,135)	(1,279,524)	(551,972)	(1,335,548)

	(196,288)	(1,048,593)	(434,640)	(1,056,407)

	Mid Core Value Fund		SMID Cap Growth Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$503,091	$911,748	$(123,911)	$(268,415)
Net realized gains (loss) from investment transactions	5,236,085	3,948,831	3,021,928	7,751,884
Net realized foreign exchange gain (loss)	(98,593)	51,556	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,818,423)	13,343,424	4,991,317	(4,571,068)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,822,160	18,255,559	7,889,334	2,912,401

Capital Share Transactions:
Shares issued	7,617,676	12,024,534	6,145,725	4,590,092
Shares redeemed	(12,137,120)	(24,653,453)	(5,470,138)	(10,791,533)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,519,444)	(12,628,919)	675,587	(6,201,441)

Total Increase (Decrease)	(697,284)	5,626,640	8,564,921	(3,289,040)

Net Assets:
Beginning of period	96,176,574	90,549,934	52,712,569	56,001,609

End of Period	$95,479,290	$96,176,574	$61,277,490	$52,712,569

Undistributed net investment income (loss)	$518,495	$15,404	$(123,911)	$—
Shares Issued and Redeemed:
Shares issued	342,706	612,201	273,892	232,804
Shares redeemed	(548,044)	(1,307,471)	(247,254)	(561,189)

	(205,338)	(695,270)	26,638	(328,385)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$40,498	$70,637	$(226,949)	$(300,673)
Net realized gains (loss) from investment transactions	4,622,449	4,409,010	4,396,934	2,291,831
Net realized foreign exchange gain (loss)	—	—	(163)	(76)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,616,075)	12,324,470	7,246,710	4,581,893

Net Increase (Decrease) in Net Assets Resulting from Operations	1,046,872	16,804,117	11,416,532	6,572,975

Capital Share Transactions:
Shares issued	7,875,915	8,742,935	4,441,542	3,164,259
Shares redeemed	(10,481,349)	(11,474,502)	(6,563,384)	(15,444,681)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,605,434)	(2,731,567)	(2,121,842)	(12,280,422)

Total Increase (Decrease)	(1,558,562)	14,072,550	9,294,690	(5,707,447)

Net Assets:
Beginning of period	82,031,738	67,959,188	85,958,159	91,665,606

End of Period	$80,473,176	$82,031,738	$95,252,849	$85,958,159

Undistributed net investment income (loss)	$40,498	$—	$(313,917)	$(86,968)
Shares Issued and Redeemed:
Shares issued	314,307	406,535	133,382	109,196
Shares redeemed	(418,409)	(529,943)	(196,999)	(549,849)

	(104,102)	(123,408)	(63,617)	(440,653)

	Small Cap Value Fund		Small Cap Index Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$674,754	$1,831,886	$276,517	$466,362
Net realized gains (loss) from investment transactions	15,481,132	15,986,695	4,212,424	3,380,532
Net realized gains (loss) on futures contracts	—	—	1,758	325,405
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(11,654,350)	31,747,567	(1,070,212)	8,817,380

Net Increase (Decrease) in Net Assets Resulting from Operations	4,501,536	49,566,148	3,420,487	12,989,679

Capital Share Transactions:
Shares issued	13,970,015	5,054,810	5,131,045	6,822,476
Shares redeemed	(17,207,562)	(36,791,725)	(8,917,138)	(8,937,546)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,237,547)	(31,736,915)	(3,786,093)	(2,115,070)

Total Increase (Decrease)	1,263,989	17,829,233	(365,606)	10,874,609

Net Assets:
Beginning of period	244,967,799	227,138,566	76,354,731	65,480,122

End of Period	$246,231,788	$244,967,799	$75,989,125	$76,354,731

Undistributed net investment income (loss)	$674,754	$—	$248,688	$(27,829)
Shares Issued and Redeemed:
Shares issued	416,266	181,704	250,005	384,711
Shares redeemed	(515,450)	(1,342,453)	(435,895)	(507,172)

	(99,184)	(1,160,749)	(185,890)	(122,461)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,610,405	$2,262,158	$1,936,955	$3,805,848
Net realized gains (loss) from investment transactions	853,198	779,667	17,602,809	23,051,022
Net realized gains (loss) on futures contracts	212,165	80,416	—	—
Net realized foreign exchange gain (loss)	10,475	(60,174)	(129,596)	(563,602)
Net change in unrealized appreciation (depreciation) of investments futures contracts and foreign currency	11,113,042	(2,564,060)	48,525,456	(44,205,314)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,799,285	498,007	67,935,624	(17,912,046)

Capital Share Transactions:
Shares issued	4,807,169	12,937,287	13,021,364	18,147,670
Shares redeemed	(9,212,389)	(13,731,769)	(37,438,746)	(56,088,486)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,405,220)	(794,482)	(24,417,382)	(37,940,816)

Total Increase (Decrease)	9,394,065	(296,475)	43,518,242	(55,852,862)

Net Assets:
Beginning of period	97,812,728	98,109,203	319,322,354	375,175,216

End of Period	$107,206,793	$97,812,728	$362,840,596	$319,322,354

Undistributed net investment income (loss)	$496,335	$(1,114,070)	$(2,289,106)	$(4,226,061)
Shares Issued and Redeemed:
Shares issued	397,254	1,168,332	545,070	765,365
Shares redeemed	(742,491)	(1,224,731)	(1,440,773)	(2,348,947)

	(345,237)	(56,399)	(895,703)	(1,583,582)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$423,074	$406,955	$2,211,727	$2,270,047
Net realized gains (loss) from investment transactions	5,443,160	1,427,261	3,294,495	9,790,694
Net realized foreign exchange gain (loss)	(57,771)	58,140	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	23,825,406	5,296,025	284,739	(4,762,960)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,633,869	7,188,381	5,790,961	7,297,781

Capital Share Transactions:
Shares issued	9,311,054	18,649,725	5,090,387	10,037,020
Shares redeemed	(16,558,842)	(23,387,522)	(7,798,458)	(17,722,199)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,247,788)	(4,737,797)	(2,708,071)	(7,685,179)

Total Increase (Decrease)	22,386,081	2,450,584	3,082,890	(387,398)

Net Assets:
Beginning of period	150,269,823	147,819,239	137,256,556	137,643,954

End of Period	$172,655,904	$150,269,823	$140,339,446	$137,256,556

Undistributed net investment income (loss)	$377,843	$(45,231)	$2,211,727	$—
Shares Issued and Redeemed:
Shares issued	831,059	1,751,213	249,453	503,750
Shares redeemed	(1,435,489)	(2,344,482)	(381,087)	(900,018)

	(604,430)	(593,269)	(131,634)	(396,268)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(98,566)	$(194,525)	$(362,617)	$(688,836)
Net realized gains (loss) from investment transactions	3,286,954	8,487,137	9,403,437	28,718,465
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,334,981	(3,888,232)	13,229,549	(11,037,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,523,369	4,404,380	22,270,369	16,992,061

Capital Share Transactions:
Shares issued	4,370,993	2,634,221	16,319,033	7,218,442
Shares redeemed	(5,239,215)	(6,290,278)	(11,019,974)	(32,875,188)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(868,222)	(3,656,057)	5,299,059	(25,656,746)

Total Increase (Decrease)	5,655,147	748,323	27,569,428	(8,664,685)

Net Assets:
Beginning of period	61,867,396	61,119,073	230,243,150	238,907,835

End of Period	$67,522,543	$61,867,396	$257,812,578	$230,243,150

Undistributed net investment income (loss)	$(98,566)	$—	$(362,617)	$—
Shares Issued and Redeemed:
Shares issued	254,470	174,053	961,923	454,177
Shares redeemed	(307,721)	(413,053)	(624,607)	(2,048,793)

	(53,251)	(239,000)	337,316	(1,594,616)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the six months ended 6/30/17	Year Ended 12/31/16	For the six months ended 6/30/17	Year Ended 12/31/16
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(486,158)	$(975,571)	$(145,342)	$(300,414)
Net realized gains (loss) from investment transactions	16,176,354	30,813,199	4,032,185	9,275,405
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,975,711	(7,471,661)	1,461,365	(3,237,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,665,907	22,365,967	5,348,208	5,737,356

Capital Share Transactions:
Shares issued	5,158,440	6,834,694	2,109,741	5,242,315
Shares redeemed	(22,237,670)	(39,005,594)	(6,291,746)	(15,338,851)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,079,230)	(32,170,900)	(4,182,005)	(10,096,536)

Total Increase (Decrease)	7,586,677	(9,804,933)	1,166,203	(4,359,180)

Net Assets:
Beginning of period	332,346,771	342,151,704	97,741,357	102,100,537

End of Period	$339,933,448	$332,346,771	$98,907,560	$97,741,357

Undistributed net investment income (loss)	$(486,158)	$—	$(145,342)	$—
Shares Issued and Redeemed:
Shares issued	321,435	461,785	141,522	380,306
Shares redeemed	(1,388,717)	(2,651,937)	(423,081)	(1,106,599)

	(1,067,282)	(2,190,152)	(281,559)	(726,293)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/17	Year Ended 12/31/16
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(86,616)	$(187,429)
Net realized gains (loss) from investment transactions	1,515,121	6,183,431
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	640,904	(3,194,865)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,069,409	2,801,137

Capital Share Transactions:
Shares issued	4,088,372	6,385,552
Shares redeemed	(5,319,846)	(14,310,963)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,231,474)	(7,925,411)

Total Increase (Decrease)	837,935	(5,124,274)
Net Assets:
Beginning of period	56,092,294	61,216,568

End of Period	$56,930,229	$56,092,294

Undistributed net investment income (loss)	$(86,616)	$—
Shares Issued and Redeemed:
Shares issued	301,278	490,696
Shares redeemed	(392,663)	(1,092,352)

	(91,385)	(601,656)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—		—		—

Total from investment operations	—		—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%	#	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,730		$123,865		$133,645		$132,731		$124,881		$141,725

Ratio of net expenses to average net assets [3]	0.59%	*	0.45%		0.23%		0.12%		0.16%		0.22%

Ratio of total expenses to average net assets [4]	0.67%	*	0.58%		0.61%		0.57%		0.48%		0.49%

Ratio of net investment income (loss) to average net assets [3]	0.01%	*	0.01%		0.01%		0.01%		0.01%		0.01%

*   Annualized

#    Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$11.89		$11.59		$11.50		$11.48		$11.49		$11.42

Income from investment operations:
Net investment income (loss) [2]	0.12		0.18		0.13		0.08		0.05		0.09
Net realized and unrealized gain (loss) on investment transactions	0.02		0.12		(0.04)		(0.06)		(0.06)		(0.02)

Total from investment operations	0.14		0.30		0.09		0.02		(0.01)		0.07

Net asset value, end of period	$12.03		$11.89		$11.59		$11.50		$11.48		$11.49

Total return [1]	1.18%	#	2.59%		0.78%		0.17%		(0.09%	)	0.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$211,075		$210,476		$189,846		$222,062		$243,667		$202,385

Ratio of total expenses to average net assets	0.70%	*	0.70%		0.73%		0.67%		0.57%		0.57%

Ratio of net investment income (loss) to average net assets	1.97%	*	1.55%		1.10%		0.67%		0.60%		0.81%

Portfolio turnover rate	50%	#	105%		127%		82%		50%		31%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.03		$13.45	$13.40	$12.75	$13.14	$12.73

Income from investment operations:
Net investment income (loss) [2]	0.17		0.36	0.33	0.26	0.25	0.27
Net realized and unrealized gain (loss) on investment transactions	0.25		0.22	(0.28)	0.39	(0.64)	0.14

Total from investment operations	0.42		0.58	0.05	0.65	(0.39)	0.41

Net asset value, end of period	$14.45		$14.03	$13.45	$13.40	$12.75	$13.14

Total return [1]	2.99%	#	4.31%	0.37%	5.10%	(2.97% )	3.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$510,686		$504,849	$534,675	$559,616	$546,759	$568,400

Ratio of total expenses to average net assets	0.66%	*	0.66%	0.68%	0.64%	0.56%	0.56%

Ratio of net investment income (loss) to average net assets	2.38%	*	2.58%	2.46%	1.95%	1.91%	2.06%

Portfolio turnover rate	45%	#	77%	131%	135%	47%	32%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.29		$10.61	$10.98	$10.78	$9.99	$8.72

Income (loss) from investment operations:
Net investment income (loss) [2]	0.33		0.69	0.66	0.62	0.62	0.61
Net realized and unrealized gain (loss) on investment transactions	0.20		0.99	(1.03)	(0.42)	0.17	0.66

Total from investment operations	0.53		1.68	(0.37)	0.20	0.79	1.27

Net asset value, end of period	$12.82		$12.29	$10.61	$10.98	$10.78	$9.99

Total return [1]	4.31%	#	15.83%	(3.37% )	1.86%	7.91%	14.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$171,507		$168,650	$173,033	$194,504	$188,788	$179,720

Ratio of total expenses to average net assets	0.86%	*	0.86%	0.87%	0.85%	0.82%	0.82%

Ratio of net investment income (loss) to average net assets	5.23%	*	6.03%	5.88%	5.58%	5.96%	6.52%

Portfolio turnover rate	37%	#	81%	72%	56%	68%	69%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$45.44		$42.05		$40.04		$35.72		$29.22		$25.46

Income (loss) from investment operations:
Net investment income (loss) [2]	0.26		0.54		0.46		0.45		0.34		0.44
Net realized and unrealized gain (loss) on investment transactions	3.86		2.85		1.55		3.87		6.16		3.32

Total from investment operations	4.12		3.39		2.01		4.32		6.50		3.76

Net asset value, end of period	$49.56		$45.44		$42.05		$40.04		$35.72		$29.22

Total return [1]	9.07%	#	8.06%		5.02%		12.09%		22.25%		14.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,762,394		$3,494,596		$3,322,196		$3,074,188		$2,685,504		$2,010,412

Ratio of total expenses to average net assets	0.89%	*	0.89%		0.92%		0.89%		0.83%		0.84%

Ratio of net investment income (loss) to average net assets	1.11%	*	1.24%		1.10%		1.18%		1.04%		1.59%

Portfolio turnover rate	25%	#	66%		69%		74%		63%		65%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$17.60		$16.24		$16.13		$14.71		$12.60		$11.40

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.03)		(0.03)		(0.03)		(0.03)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.18		1.39		0.14		1.45		2.14		1.22

Total from investment operations	1.16		1.36		0.11		1.42		2.11		1.20

Net asset value, end of period	$18.76		$17.60		$16.24		$16.13		$14.71		$12.60

Total return [1]	6.59%	#	8.37%		0.68%		9.65%		16.75%		10.53%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,273		$77,801		$76,587		$81,794		$78,642		$71,601

Ratio of net expenses to average net assets [2,4]	0.19%	*	0.19%		0.21%		0.20%		0.20%		0.19%

Ratio of total expenses to average net assets [2,5]	0.19%	*	0.19%		0.21%		0.21%		0.22%		0.23%

Ratio of net investment income (loss) to average net assets [4]	(0.18%	)*	(0.19%	)	(0.21%	)	(0.20%	)	(0.20%	)	(0.19%	)

Portfolio turnover rate	4%	#	7%		8%		8%		16%		15%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$30.40		$30.07		$27.21	$25.11		$18.05		$15.20

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.02)		(0.04)		(0.09)	(0.07)		(0.04)		0.01
Net realized and unrealized gain (loss) on investment transactions	5.88		0.37		2.95	2.17		7.10		2.84

Total from investment operations	5.86		0.33		2.86	2.10		7.06		2.85

Net asset value, end of period	$36.26		$30.40		$30.07	$27.21		$25.11		$18.05

Total return [1]	19.28%	#	1.10%		10.51%	8.36%		39.11%		18.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$287,043		$259,278		$296,703	$280,682		$262,358		$210,999

Ratio of total expenses to average net assets	0.95%	*	0.96%		0.98%	0.96%		0.90%		0.91%

Ratio of net investment income (loss) to average net assets	(0.12%	)*	(0.15%	)	(0.30% )	(0.26%	)	(0.21%	)	0.03%

Portfolio turnover rate	25%	#	42%		37%	38%		36%		35%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$13.87		$13.09		$13.11	$11.78		$9.57		$8.68

Income (loss) from investment operations:
Net investment income (loss) [2]	0.04		0.07		0.05	0.06		0.04		0.01
Net realized and unrealized gain (loss) on investment transactions	2.06		0.71		(0.07)	1.27		2.17		0.88

Total from investment operations	2.10		0.78		(0.02)	1.33		2.21		0.89

Net asset value, end of period	$15.97		$13.87		$13.09	$13.11		$11.78		$9.57

Total return [1]	15.14%	#	5.96%		(0.15% )	11.29%		23.09%		10.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,176		$42,791		$43,702	$57,663		$54,762		$29,751

Ratio of net expenses to average net assets [3]	0.88%	*	0.89%		0.89%	0.89%		0.90%		0.90%

Ratio of total expenses to average net assets [4]	0.88%	*	0.89%		0.89%	0.90%		0.90%		0.90%

Ratio of net investment income (loss) to average net assets [3]	0.58%	*	0.55%		0.39%	0.47%		0.40%		0.06%

Portfolio turnover rate	12%	#	25%		29%	25%		107%		97%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Net asset value, beginning of period	$16.32		$16.30	$16.03	$14.88		$10.79		$9.29

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.02)		0.01	(0.03)	(0.03)		(0.01)		0.02
Net realized and unrealized gain (loss) on investment transactions	2.73		0.01	0.30	1.18		4.10		1.48

Total from investment operations	2.71		0.02	0.27	1.15		4.09		1.50

Net asset value, end of period	$19.03		$16.32	$16.30	$16.03		$14.88		$10.79

Total return [1]	16.61%	#	0.12%	1.68%	7.73%		37.91%		16.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,217		$101,020	$111,680	$125,980		$127,757		$106,053

Ratio of total expenses to average net assets	0.85%	*	0.85%	0.87%	0.87%		0.88%		0.89%

Ratio of net investment income (loss) to average net assets	(0.18%	)*	0.06%	(0.20% )	(0.19%	)	(0.08%	)	0.17%

Portfolio turnover rate	25%	#	141%	124%	83%		109%		105%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Net asset value, beginning of period	$24.79		$22.21	$23.22	$20.86		$15.66		$13.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.15		0.36	0.27	0.30		0.21		0.20
Net realized and unrealized gain (loss) on investment transactions	1.47		2.22	(1.28)	2.06		4.99		1.63

Total from investment operations	1.62		2.58	(1.01)	2.36		5.20		1.83

Net asset value, end of period	$26.41		$24.79	$22.21	$23.22		$20.86		$15.66

Total return [1]	6.53%	#	11.62%	(4.35% )	11.31%		33.21%		13.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$203,479		$202,553	$207,692	$229,080		$217,351		$166,955

Ratio of total expenses to average net assets	0.89%	*	0.90%	0.92%	0.90%		0.87%		0.88%

Ratio of net investment income (loss) to average net assets	1.19%	*	1.60%	1.17%	1.38%		1.16%		1.32%

Portfolio turnover rate	8%	#	22%	19%	22%		186%		90%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.18		$14.77	$14.89	$13.38	$10.31	$8.92

Income (loss) from investment operations:
Net investment income (loss) [3]	0.12		0.22	0.22	0.19	0.15	0.16
Net realized and unrealized gain (loss) on investment transactions	0.57		1.19	(0.34)	1.32	2.92	1.23

Total from investment operations	0.69		1.41	(0.12)	1.51	3.07	1.39

Net asset value, end of period	$16.87		$16.18	$14.77	$14.89	$13.38	$10.31

Total return [1,2]	4.26%	#	9.55%	(0.81% )	11.29%	29.78%	15.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$197,318		$191,386	$203,012	$192,695	$185,630	$158,589

Ratio of total expenses to average net assets	0.90%	*	0.90%	0.92%	0.91%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	1.47%	*	1.47%	1.47%	1.33%	1.25%	1.64%

Portfolio turnover rate	46%	#	87%	98%	80%	59%	38%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.00		$16.14	$15.98	$14.11	$10.70	$9.25

Income (loss) from investment operations:
Net investment income (loss) [2]	0.16		0.29	0.27	0.24	0.21	0.20
Net realized and unrealized gain (loss) on investment transactions	1.50		1.57	(0.11)	1.63	3.20	1.25

Total from investment operations	1.66		1.86	0.16	1.87	3.41	1.45

Net asset value, end of period	$19.66		$18.00	$16.14	$15.98	$14.11	$10.70

Total return [1]	9.22%	#	11.52%	1.00%	13.25%	31.87%	15.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$456,658		$432,873	$417,965	$442,835	$398,537	$312,146

Ratio of total expenses to average net assets	0.35%	*	0.36%	0.38%	0.38%	0.34%	0.34%

Ratio of net investment income (loss) to average net assets	1.73%	*	1.75%	1.68%	1.63%	1.72%	1.93%

Portfolio turnover rate	2%	#	3%	3%	3%	8%	4%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$14.92		$14.02		$14.88		$13.59		$9.94		$9.37

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		—	(a)	—	(a)	(0.02)		(0.06)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.95		0.90		(0.86)		1.31		3.71		0.58

Total from investment operations	1.92		0.90		(0.86)		1.29		3.65		0.57

Net asset value, end of period	$16.84		$14.92		$14.02		$14.88		$13.59		$9.94

Total return [1]	12.87%	#	6.42%		(5.78%	)	9.49%		36.72%		6.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$113,325		$103,325		$111,742		$128,486		$120,563		$101,293

Ratio of total expenses to average net assets	0.95%	*	0.97%		1.00%		0.97%		0.99%		1.00%

Ratio of net investment income (loss) to average net assets	(0.38%	)*	0.00%		(0.02%	)	(0.14%	)	(0.49%	)	(0.12%	)

Portfolio turnover rate	15%	#	28%		43%		140%		80%		129%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

(a)   Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$22.69		$19.36		$21.04		$18.51		$13.59		$11.80

Income (loss) from investment operations:
Net investment income (loss) [2]	0.10		0.20		0.20		0.17		0.19		0.19
Net realized and unrealized gain (loss) on investment transactions	2.18		3.13		(1.88)		2.36		4.73		1.60

Total from investment operations	2.28		3.33		(1.68)		2.53		4.92		1.79

Net asset value, end of period	$24.97		$22.69		$19.36		$21.04		$18.51		$13.59

Total return [1]	10.05%	#	17.20%		(7.98%	)	13.67%		36.20%		15.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$176,644		$170,374		$165,849		$185,293		$172,994		$124,651

Ratio of total expenses to average net assets	0.78%	*	0.78%		0.81%		0.81%		0.82%		0.84%

Ratio of net investment income (loss) to average net assets	0.81%	*	0.97%		0.93%		0.86%		1.21%		1.49%

Portfolio turnover rate	14%	#	33%		42%		32%		43%		43%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$21.57		$17.57		$17.84	$15.33		$11.87		$10.37

Income (loss) from investment operations:
Net investment income (loss) [2]	0.12		0.19		0.19	0.21		0.14		0.08
Net realized and unrealized gain (loss) on investment transactions	0.75		3.81		(0.46)	2.30		3.32		1.42

Total from investment operations	0.87		4.00		(0.27)	2.51		3.46		1.50

Net asset value, end of period	$22.44		$21.57		$17.57	$17.84		$15.33		$11.87

Total return [1]	4.03%	#	22.77%		(1.51% )	16.37%		29.15%		14.46%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$95,479		$96,177		$90,550	$90,229		$71,874		$57,168

Ratio of total expenses to average net assets	1.02%	*	1.04%		1.07%	1.05%		1.08%		1.08%

Ratio of net investment income (loss) to average net assets	1.07%	*	1.01%		1.06%	1.27%		0.97%		0.68%

Portfolio turnover rate	19%	#	64%		77%	69%		166%		75%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$20.68		$19.46		$19.76	$19.64		$13.75		$11.92

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.05)		(0.10)		(0.15)	(0.15)		(0.10)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.16		1.32		(0.15)	0.27		5.99		1.89

Total from investment operations	3.11		1.22		(0.30)	0.12		5.89		1.83

Net asset value, end of period	$23.79		$20.68		$19.46	$19.76		$19.64		$13.75

Total return [1]	15.04%	#	6.27%		(1.52% )	0.61%		42.84%		15.35%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,277		$52,713		$56,002	$55,602		$63,627		$40,578

Ratio of net expenses to average net assets [3]	1.05%	*	1.05%		1.07%	1.06%		1.05%		1.05%

Ratio of total expenses to average net assets [4]	1.04%	*	1.04%		1.07%	1.06%		1.07%		1.12%

Ratio of net investment income (loss) to average net assets [3]	(0.43%	)*	(0.52%	)	(0.71% )	(0.81%	)	(0.61%	)	(0.46%	)

Portfolio turnover rate	45%	#	160%		103%	89%		90%		95%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$24.69		$19.72		$20.91		$19.14		$13.87		$11.66

Income (loss) from investment operations:
Net investment income (loss) [2]	0.01		0.02		—		0.05		0.07		0.07
Net realized and unrealized gain (loss) on investment transactions	0.31		4.95		(1.19)		1.72		5.20		2.14

Total from investment operations	0.32		4.97		(1.19)		1.77		5.27		2.21

Net asset value, end of period	$25.01		$24.69		$19.72		$20.91		$19.14		$13.87

Total return [1]	1.30%	#	25.20%		(5.69%	)	9.25%		38.00%		18.95%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$80,473		$82,032		$67,959		$73,906		$63,544		$43,575

Ratio of net expenses to average net assets [3]	1.20%	*	1.21%		1.23%		1.20%		1.14%		1.14%

Ratio of total expenses to average net assets [4]	1.20%	*	1.21%		1.23%		1.24%		1.25%		1.27%

Ratio of net investment income (loss) to average net assets [3]	0.10%	*	0.10%		(0.02%	)	0.24%		0.41%		0.51%

Portfolio turnover rate	19%	#	62%		48%		51%		58%		52%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$31.08		$28.59		$28.47		$26.42		$19.20		$18.16

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.08)		(0.10)		(0.14)		(0.11)		(0.11)		(0.18)
Net realized and unrealized gain (loss) on investment transactions	4.25		2.59		0.26		2.16		7.33		1.22

Total from investment operations	4.17		2.49		0.12		2.05		7.22		1.04

Net asset value, end of period	$35.25		$31.08		$28.59		$28.47		$26.42		$19.20

Total return [1]	13.42%	#	8.71%		0.42%		7.76%		37.60%		5.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$95,253		$85,958		$91,666		$102,678		$89,539		$77,720

Ratio of total expenses to average net assets	1.01%	*	1.02%		1.03%		1.02%		1.07%		1.10%

Ratio of net investment income (loss) to average net assets	(0.50%	)*	(0.35%	)	(0.48%	)	(0.42%	)	(0.50%	)	(0.92%	)

Portfolio turnover rate	13%	#	17%		26%		33%		143%		103%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.06		$26.50	$28.03	$26.16	$18.83	$16.21

Income (loss) from investment operations:
Net investment income (loss) [2]	0.09		0.23	0.17	0.19	0.10	0.24
Net realized and unrealized gain (loss) on investment transactions	0.53		6.33	(1.70)	1.68	7.23	2.38

Total from investment operations	0.62		6.56	(1.53)	1.87	7.33	2.62

Net asset value, end of period	$33.68		$33.06	$26.50	$28.03	$26.16	$18.83

Total return [1]	1.88%	#	24.75%	(5.46% )	7.15%	38.93%	16.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$246,232		$244,968	$227,139	$246,127	$238,772	$175,841

Ratio of total expenses to average net assets	0.96%	*	0.97%	0.99%	1.03%	1.14%	1.15%

Ratio of net investment income (loss) to average net assets	0.56%	*	0.83%	0.62%	0.70%	0.46%	1.36%

Portfolio turnover rate	32%	#	57%	47%	45%	59%	50%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.09		$16.69	$17.59	$16.88	$12.22	$10.58

Income (loss) from investment operations:
Net investment income (loss) [2]	0.07		0.12	0.12	0.12	0.10	0.16
Net realized and unrealized gain (loss) on investment transactions	0.87		3.28	(1.02)	0.59	4.56	1.48

Total from investment operations	0.94		3.40	(0.90)	0.71	4.66	1.64

Net asset value, end of period	$21.03		$20.09	$16.69	$17.59	$16.88	$12.22

Total return [1]	4.68%	#	20.37%	(5.12% )	4.21%	38.13%	15.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,989		$76,355	$65,480	$66,658	$64,860	$42,443

Ratio of net expenses to average net assets [3]	0.64%	*	0.66%	0.69%	0.64%	0.55%	0.55%

Ratio of total expenses to average net assets [4]	0.64%	*	0.66%	0.69%	0.69%	0.71%	0.70%

Ratio of net investment income (loss) to average net assets [3]	0.73%	*	0.70%	0.66%	0.72%	0.71%	1.42%

Portfolio turnover rate	11%	#	18%	18%	20%	17%	18%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.42		$11.38	$11.54	$12.29	$10.15	$8.59

Income (loss) from investment operations:
Net investment income (loss) [2]	0.19		0.26	0.24	0.30	0.28	0.25
Net realized and unrealized gain (loss) on investment transactions	1.44		(0.22)	(0.40)	(1.05)	1.86	1.31

Total from investment operations	1.63		0.04	(0.16)	(0.75)	2.14	1.56

Net asset value, end of period	$13.05		$11.42	$11.38	$11.54	$12.29	$10.15

Total return [1]	14.27%	#	0.35%	(1.39% )	(6.10% )	21.08%	18.16%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,207		$97,813	$98,109	$101,510	$103,233	$89,786

Ratio of net expenses to average net assets [3]	0.78%	*	0.81%	0.83%	0.75%	0.59%	0.59%

Ratio of total expenses to average net assets [4]	0.78%	*	0.81%	0.83%	0.82%	0.92%	1.00%

Ratio of net investment income (loss) to average net assets [3]	3.10%	*	2.35%	2.02%	2.47%	2.50%	2.73%

Portfolio turnover rate	2%	#	7%	2%	7%	9%	2%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.98		$24.23	$23.39	$22.72	$21.44	$17.71

Income (loss) from investment operations:
Net investment income (loss) [2]	0.14		0.26	0.28	0.27	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	4.78		(1.51)	0.56	0.40	1.04	3.48

Total from investment operations	4.92		(1.25)	0.84	0.67	1.28	3.73

Net asset value, end of period	$27.90		$22.98	$24.23	$23.39	$22.72	$21.44

Total return [1]	21.41%	#	(5.16% )	3.59%	2.95%	5.97%	21.06%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$362,841		$319,322	$375,175	$380,898	$378,189	$348,599

Ratio of total expenses to average net assets	1.12%	*	1.12%	1.15%	1.15%	1.17%	1.17%

Ratio of net investment income (loss) to average net assets	1.11%	*	1.10%	1.17%	1.14%	1.09%	1.30%

Portfolio turnover rate	19%	#	34%	27%	31%	34%	43%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.22		$9.66	$10.84	$11.40	$11.53	$9.64

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03		0.03	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	1.99		0.53	(1.21)	(0.58)	(0.16)	1.86

Total from investment operations	2.02		0.56	(1.18)	(0.56)	(0.13)	1.89

Net asset value, end of period	12.24		$10.22	$9.66	$10.84	$11.40	$11.53

Total return [1]	19.77%	#	5.80%	(10.89% )	(4.91% )	(1.13% )	19.61%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$172,656		$150,270	$147,819	$157,027	$163,179	$152,858

Ratio of net expenses to average net assets [3]	1.60%	*	1.65%	1.74%	1.75%	1.68%	1.68%

Ratio of total expenses to average net assets [4]	1.60%	*	1.65%	1.68%	1.69%	1.82%	1.72%

Ratio of net investment income (loss) to average net assets [3]	0.51%	*	0.28%	0.24%	0.19%	0.25%	0.31%

Portfolio turnover rate	25%	#	46%	41%	42%	48%	47%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.99		$18.95	$18.01	$13.83	$13.41	$11.56

Income (loss) from investment operations:
Net investment income (loss) [2]	0.32		0.32	0.26	0.23	0.18	0.16
Net realized and unrealized gain (loss) on investment transactions	0.52		0.72	0.68	3.95	0.24	1.69

Total from investment operations	0.84		1.04	0.94	4.18	0.42	1.85

Net asset value, end of period	$20.83		$19.99	$18.95	$18.01	$13.83	$13.41

Total return [1]	4.20%	#	5.49%	5.22%	30.22%	3.13%	16.00%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$140,339		$137,257	$137,644	$136,861	$114,290	$98,146

Ratio of total expenses to average net assets	0.95%	*	0.95%	0.97%	0.97%	0.99%	1.01%

Ratio of net investment income (loss) to average net assets	3.20%	*	1.65%	1.42%	1.43%	1.35%	1.27%

Portfolio turnover rate	42%	#	81%	61%	54%	69%	85%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$15.99		$14.88		$15.12	$14.16		$11.56		$10.01

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.03)		(0.05)		(0.05)	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.74		1.16		(0.19)	1.01		2.64		1.59

Total from investment operations	1.71		1.11		(0.24)	0.96		2.60		1.55

Net asset value, end of period	$17.70		$15.99		$14.88	$15.12		$14.16		$11.56

Total return [1]	10.69%	#	7.46%		(1.59% )	6.78%		22.49%		15.48%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$67,523		$61,867		$61,119	$64,505		$56,879		$41,234

Ratio of net expenses to average net assets [2,4]	0.31%	*	0.32%		0.34%	0.34%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.31%	*	0.32%		0.34%	0.34%		0.33%		0.35%

Ratio of net investment income (loss) to average net assets [4]	(0.31%	)*	(0.32%	)	(0.34% )	(0.34%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	11%	#	20%		24%	20%		30%		24%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$16.72		$15.55		$15.73	$14.80		$12.42		$10.93

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.03)		(0.05)		(0.05)	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.58		1.22		(0.13)	0.98		2.42		1.53

Total from investment operations	1.55		1.17		(0.18)	0.93		2.38		1.49

Net asset value, end of period	$18.27		$16.72		$15.55	$15.73		$14.80		$12.42

Total return [1]	9.27%	#	7.52%		(1.14% )	6.28%		19.16%		13.63%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$257,813		$230,243		$238,908	$250,402		$231,185		$179,229

Ratio of total expenses to average net assets [2]	0.29%	*	0.30%		0.32%	0.32%		0.31%		0.32%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.30%	)	(0.32% )	(0.32%	)	(0.31%	)	(0.32%	)

Portfolio turnover rate	9%	#	14%		20%	17%		23%		25%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$15.36		$14.36		$14.44	$13.67		$11.98		$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.05)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.18		1.04		(0.03)	0.81		1.73		1.22

Total from investment operations	1.16		1.00		(0.08)	0.77		1.69		1.18

Net asset value, end of period	$16.52		$15.36		$14.36	$14.44		$13.67		$11.98

Total return [1]	7.55%	#	6.96%		(0.55% )	5.63%		14.11%		10.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$339,933		$332,347		$342,152	$364,044		$350,164		$290,951

Ratio of total expenses to average net assets [2]	0.29%	*	0.29%		0.32%	0.31%		0.31%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.29%	)	(0.32% )	(0.31%	)	(0.31%	)	(0.31%	)

Portfolio turnover rate	6%	#	12%		17%	17%		20%		20%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Net asset value, beginning of period	$14.42		$13.60		$13.63	$12.98		$11.87		$10.96

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.05)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.82		0.86		0.02	0.69		1.15		0.95

Total from investment operations	0.80		0.82		(0.03)	0.65		1.11		0.91

Net asset value, end of period	$15.22		$14.42		$13.60	$13.63		$12.98		$11.87

Total return [1]	5.55%	#	6.03%		(0.22% )	5.01%		9.35%		8.30%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,908		$97,741		$102,101	$107,669		$111,452		$96,028

Ratio of total expenses to average net assets [2]	0.30%	*	0.30%		0.33%	0.32%		0.32%		0.33%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.30%	)	(0.33% )	(0.32%	)	(0.32%	)	(0.33%	)

Portfolio turnover rate	6%	#	15%		23%	20%		28%		37%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$13.33		$12.73		$12.72		$12.26		$11.74		$11.13

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.52		0.64		0.05		0.50		0.56		0.65

Total from investment operations	0.50		0.60		0.01		0.46		0.52		0.61

Net asset value, end of period	$13.83		$13.33		$12.73		$12.72		$12.26		$11.74

Total return [1]	3.75%	#	4.71%		0.08%		3.75%		4.43%		5.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,930		$56,092		$61,217		$65,183		$68,185		$70,604

Ratio of net expenses to average net assets [2]	0.32%	*	0.31%		0.34%		0.33%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31%	)	(0.34%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	9%	#	26%		24%		26%		38%		44%

*	Annualized
#	Non-annualized
[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2017, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at June 30, 2017 consist of 4,926,914 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2016 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2016, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund*	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*	Prior to June 1, 2017, the Emerging Markets Equity Fund paid PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at 1.18% for the first $2.5 billion and 1.00% thereafter.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, it applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of June 30, 2017, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2017	December 31, 2018
Money Market Fund	$220,934	$75,300
Balanced Fund	7,278	—

During the six months ended June 30, 2017, previously waived administrative fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administrative fees on the statement of operations and are as follows:

Large Cap Growth Fund	$760

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

As of June 30, 2017, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020
Money Market Fund	$388,510	$372,994	$165,367	$5,100
SMID Cap Value Fund	22,348	—	—	—
Small Cap Index Fund	31,741	—	—	—
Developed International Index Fund	72,559	—	—	—

During the six months ended June 30, 2017, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Money Market Fund	$50,161
SMID Cap Growth	3,213

Total fees of $209,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2017. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2017 are as follows:

Money Market Fund	$3,674,796
Limited Maturity Bond Fund	33,125,606
Quality Bond Fund	16,767,414
Large Growth Stock Fund	20,940,809
Large Core Value Fund	23,456,162
Index 500 Fund	22,239,146
SMID Cap Growth Fund	4,379,653
SMID Cap Value Fund	4,649,090
Small Cap Index Fund	3,850,179
Developed International Index Fund	2,957,409
International Equity Fund	7,497,955

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2017 were as follows:

Large Growth Stock Fund	$44
SMID Cap Growth Fund	2,029
Small Cap Value Fund	17,150
Emerging Markets Equity Fund	5,937

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

A Summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended June 30, 2017 is as follows:

Balanced Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Quality Bond Fund	$31,009,450	$32,350,481	$1,907,762	$1,495,079	$—	$366,489
Penn Series Index 500 Fund	46,514,174	48,525,721	1,166,649	3,372,615	—	2,302,126

	$77,523,624	$80,876,202	$3,074,411	$4,867,694	$—	2,668,615

Aggressive Allocation Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Quality Bond Fund	$2,459,821	$2,689,238	$358,113	$202,771	$—	$26,075
Penn Series Flexibly Managed Fund	1,844,866	2,016,929	160,348	152,078	—	65,789
Penn Series Large Growth Stock Fund	1,229,910	672,310	83,711	871,274	—	298,733
Penn Series Large Cap Growth Fund	1,229,910	2,016,928	740,801	136,201	—	46,047
Penn Series Large Cap Value Fund	4,919,641	4,706,166	460,180	995,727	—	537,686
Penn Series Large Core Value Fund	4,919,641	6,054,374	1,329,170	405,704	—	241,771
Penn Series High Yield Bond Fund	1,229,910	1,344,619	160,621	101,386	—	4,802
Penn Series Index 500 Fund	2,459,821	2,689,238	207,579	202,772	—	139,735
Penn Series Limited Maturity Bond Fund	1,844,865	2,016,928	302,150	152,079	—	1,008
Penn Series Mid Cap Growth Fund	1,229,910	1,343,821	83,711	126,102	—	57,450
Penn Series Mid Cap Value Fund	3,074,776	3,361,547	235,684	253,464	—	120,222
Penn Series Mid Core Value Fund	3,074,776	3,361,547	416,172	253,464	—	150,422
Penn Series SMID Cap Growth Fund	1,229,910	1,344,619	83,712	150,042	—	85,221
Penn Series SMID Cap Value Fund	3,074,776	3,361,547	499,624	253,464	—	156,871
Penn Series Small Cap Growth Fund	1,844,866	2,016,928	125,567	197,206	—	102,431
Penn Series Small Cap Value Fund	1,844,866	2,016,928	288,988	152,078	—	94,581
Penn Series Small Cap Index Fund	614,955	672,310	79,173	50,693	—	35,890
Penn Series Developed International Index Fund	6,149,551	6,723,094	418,557	710,679	—	229,865
Penn Series International Equity Fund	8,609,372	9,412,332	585,980	1,564,432	—	641,841
Penn Series Emerging Markets Equity Fund	6,764,507	7,395,404	460,413	1,127,005	—	165,399
Penn Series Real Estate Securities Fund	1,844,865	2,016,928	246,731	152,079	—	85,115

	$61,495,515	$67,233,735	$7,326,985	$8,210,700	$—	$3,286,954

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Moderately Aggressive Allocation Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Limited Maturity Bond Fund	$13,751,797	$15,416,511	$2,140,990	$648,296	$—	$74,674
Penn Series Quality Bond Fund	22,919,661	25,694,186	3,127,188	1,080,494	—	242,673
Penn Series High Yield Fund	4,583,932	5,138,837	555,201	216,099	—	48,513
Penn Series Flexibly Managed Fund	13,751,797	15,416,511	1,034,903	648,296	—	294,705
Penn Series Large Growth Stock Fund	4,583,932	2,569,418	318,557	3,230,823	—	1,333,852
Penn Series Large Cap Growth Fund	4,583,932	7,708,256	2,803,613	390,009	—	131,066
Penn Series Large Cap Value Fund	18,335,729	17,985,930	1,620,214	3,213,591	—	1,763,129
Penn Series Large Core Value Fund	18,335,729	23,138,483	4,852,723	864,652	—	546,881
Penn Series Index 500 Fund	9,167,865	10,277,674	718,679	483,389	—	336,366
Penn Series Mid Cap Growth Fund	4,583,932	5,135,787	318,557	372,987	—	189,178
Penn Series Mid Cap Value Fund	9,167,864	10,277,674	637,115	478,148	—	214,832
Penn Series Mid Core Value Fund	9,167,864	10,277,674	1,160,119	432,198	—	256,776
Penn Series SMID Cap Growth Fund	2,291,966	2,569,419	159,279	233,749	—	11,713
Penn Series SMID Cap Value Fund	9,167,864	10,277,674	1,427,977	432,198	—	284,151
Penn Series Small Cap Growth Fund	4,583,932	5,138,837	318,557	394,494	—	199,582
Penn Series Small Cap Value Fund	6,875,898	7,708,256	1,027,368	324,148	—	208,215
Penn Series Small Cap Index Fund	4,583,932	5,138,837	550,228	216,099	—	156,558
Penn Series Developed International Index Fund	16,043,762	17,985,930	1,114,951	1,520,587	—	526,353
Penn Series International Equity Fund	27,503,593	30,833,022	1,911,344	4,560,241	—	2,046,270
Penn Series Emerging Markets Equity Fund	18,335,729	20,555,348	1,274,229	2,738,993	—	309,569
Penn Series Real Estate Securities Fund	6,875,898	7,708,256	854,773	324,148	—	228,380

	$229,196,608	$256,952,520	$27,926,565	$22,803,639	$—	$9,403,436

Moderate Allocation Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$27	$—	$—	$27	$—	$—
Penn Series Limited Maturity Bond Fund	29,829,840	30,587,749	2,390,338	1,982,379	—	186,262
Penn Series Quality Bond Fund	86,175,095	88,364,609	5,356,699	5,726,873	—	1,316,266

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Moderate Allocation Fund (continued)	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series High Yield Fund	$9,943,280	$10,195,917	$472,309	$660,793	$—	$268,431
Penn Series Flexibly Managed Fund	19,886,560	20,391,833	318,219	1,550,011	—	819,185
Penn Series Large Growth Stock Fund	6,628,853	3,398,639	106,073	4,558,625	—	3,053,427
Penn Series Large Cap Growth Fund	3,314,427	6,797,278	3,373,629	375,143	—	125,467
Penn Series Large Cap Value Fund	16,572,134	13,594,555	381,181	4,420,420	—	2,289,235
Penn Series Large Core Value Fund	16,572,134	20,403,928	4,234,857	1,101,662	—	645,320
Penn Series Index 500 Fund	9,943,280	10,195,916	176,981	819,947	—	520,175
Penn Series Mid Cap Growth Fund	6,628,854	6,793,244	106,073	768,183	—	506,032
Penn Series Mid Cap Value Fund	9,943,280	10,195,916	159,109	878,535	—	393,048
Penn Series Mid Core Value Fund	16,572,134	16,993,194	862,257	1,101,322	—	674,292
Penn Series SMID Cap Growth Fund	3,314,427	3,398,639	53,036	449,681	—	21,541
Penn Series SMID Cap Value Fund	6,628,853	6,797,277	524,751	440,529	—	259,154
Penn Series Small Cap Growth Fund	3,314,427	3,398,639	53,036	398,244	—	250,099
Penn Series Small Cap Value Fund	9,943,280	10,195,916	730,863	660,793	—	434,474
Penn Series Small Cap Index Fund	6,628,853	6,797,278	305,386	440,529	—	290,053
Penn Series Developed International Index Fund	16,572,133	16,993,194	265,182	2,128,746	—	657,345
Penn Series International Equity Fund	29,829,840	30,587,750	477,328	5,790,967	—	2,621,867
Penn Series Emerging Markets Equity Fund	16,572,134	16,993,194	265,182	2,973,593	—	534,409
Penn Series Real Estate Securities Fund	6,628,853	6,797,278	332,222	440,529	—	310,272

	$331,442,698	$339,871,943	$20,944,711	$37,667,531	$—	$16,176,354

Moderately Conservative Allocation Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$8	$—	$—	$8	$—	$—
Penn Series Limited Maturity Bond Fund	18,440,138	18,642,965	1,186,996	1,199,087	—	131,245
Penn Series Quality Bond Fund	33,968,676	34,342,305	1,582,703	2,208,844	—	510,199
Penn Series High Yield Fund	2,911,601	2,943,626	93,025	189,329	—	69,678
Penn Series Flexibly Managed Fund	7,764,269	7,849,670	151,075	740,971	—	420,411

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Large Growth Stock Fund	$970,533	$—	$18,884	$1,167,473	$—	$692,035
Penn Series Large Cap Growth Fund	970,534	1,962,417	970,618	119,908	—	40,026
Penn Series Large Cap Value Fund	4,852,668	3,924,835	94,422	1,332,340	—	734,013
Penn Series Large Core Value Fund	4,852,668	5,890,744	1,149,384	315,601	—	191,343
Penn Series Index 500 Fund	1,941,067	1,962,417	37,769	190,704	—	134,845
Penn Series Mid Cap Value Fund	970,534	981,209	18,884	102,676	—	46,113
Penn Series Mid Core Value Fund	1,941,067	1,962,417	73,103	128,952	—	80,470
Penn Series SMID Cap Value Fund	970,534	981,209	61,347	63,110	—	44,174
Penn Series Small Cap Value Fund	1,941,067	1,962,417	111,857	126,220	—	20,426
Penn Series Small Cap Index Fund	970,533	981,209	29,508	63,110	—	46,088
Penn Series Developed International Index Fund	2,911,601	2,943,626	56,653	423,198	—	148,100
Penn Series International Equity Fund	5,823,201	5,887,252	113,306	1,227,222	—	624,451
Penn Series Emerging Markets Equity Fund	2,911,601	2,943,626	56,653	571,475	—	34,596
Penn Series Real Estate Securities Fund	1,941,067	1,962,417	68,652	127,166	—	63,972

	$97,053,367	$98,124,361	$5,874,839	$10,297,394	$—	$4,032,185

Conservative Allocation Fund	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$19	$—	$—	$19	$—	$—
Penn Series Limited Maturity Bond Fund	16,047,879	16,300,668	1,572,604	1,507,111	—	147,028
Penn Series Quality Bond Fund	24,901,882	25,294,140	1,995,553	2,338,620	—	532,532
Penn Series High Yield Fund	1,660,126	1,686,276	117,418	164,425	—	57,010
Penn Series Flexibly Managed Fund	4,427,001	4,496,736	313,114	629,305	—	303,883
Penn Series Large Cap Value Fund	1,660,126	1,124,184	117,418	760,094	—	206,670
Penn Series Large Core Value Fund	1,660,126	2,249,701	685,478	166,438	—	27,654
Penn Series Index 500 Fund	553,375	562,092	39,139	80,275	—	56,660
Penn Series Mid Core Value Fund	1,106,750	1,124,184	90,818	117,712	—	55,765
Penn Series Developed International Index Fund	1,106,750	1,124,184	78,278	212,604	—	68,573
Penn Series International Equity Fund	1,106,751	1,124,184	78,279	285,026	—	55,885

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Conservative Allocation Fund (continued)	Total Value at 12/31/16	Total Value at 06/30/17	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Emerging Markets Equity Fund	$553,375	$562,092	$39,139	$134,369	$—	$4,345
Penn Series Real Estate Securities Fund	553,375	562,092	41,844	56,111	—	(883)

	$55,337,535	$56,210,533	$5,169,082	$6,452,109	$—	$1,515,122

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2017, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$7,559,950	$28,885,418	$94,053,235	$71,221,116
Quality Bond Fund	80,513,343	100,859,007	148,134,564	127,801,052
High Yield Bond Fund	—	—	60,204,918	67,632,844
Flexibly Managed Fund	—	—	782,646,279	984,670,735
Balanced Fund	—	—	3,074,412	4,867,694
Large Growth Stock Fund	—	—	69,567,277	92,217,199
Large Cap Growth Fund	—	—	5,637,024	6,516,444
Large Core Growth Fund	—	—	26,950,045	30,309,835
Large Cap Value Fund	—	—	15,381,408	18,929,756
Large Core Value Fund	—	—	86,323,135	99,228,685
Index 500 Fund	—	—	6,769,671	19,726,701
Mid Cap Growth Fund	—	—	16,395,216	18,015,324
Mid Cap Value Fund	—	—	24,740,442	30,045,479
Mid Core Value Fund	—	—	17,726,525	24,844,576
SMID Cap Growth Fund	—	—	25,504,890	26,241,828
SMID Cap Value Fund	—	—	15,223,317	19,500,566
Small Cap Growth Fund	—	—	11,657,124	15,108,057
Small Cap Value Fund	—	—	77,709,537	83,988,783
Small Cap Index Fund	—	—	8,333,139	11,653,929
Developed International Index Fund	—	—	2,052,012	3,081,992
International Equity Fund	—	—	64,164,539	75,325,946
Emerging Markets Equity Fund	—	—	45,080,251	41,002,531
Real Estate Securities Fund	—	—	57,603,558	58,865,010
Aggressive Allocation Fund	—	—	7,326,985	8,210,700
Moderately Aggressive Allocation Fund	—	—	27,926,565	22,803,639
Moderate Allocation Fund	—	—	20,944,711	37,667,504
Moderately Conservative Allocation Fund	—	—	5,874,839	10,297,386
Conservative Allocation Fund	—	—	5,169,082	6,452,090

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2016, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2016, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond	$(2,957,281)	$(338,496)	$3,295,777
Quality Bond Fund	(13,730,140)	(3,793,997)	17,524,137
High Yield Bond Fund	(10,060,330)	(932,685)	10,993,015
Flexibly Managed Fund	(42,112,425)	(226,192,213)	268,304,638
Balanced Fund	142,679	(4,074,238)	3,931,559
Large Growth Stock Fund	260,646	(30,775,233)	30,514,587
Large Cap Growth Fund	(229,323)	(1,687,225)	1,916,548
Large Core Growth Fund	(59,625)	(16,310,721)	16,370,346
Large Cap Value Fund	(3,190,028)	(1,659,591)	4,849,619
Large Core Value Fund	(2,800,969)	(5,474,933)	8,275,902
Index 500 Fund	(7,320,829)	(16,824,727)	24,145,556
Mid Cap Growth Fund	(27,733)	(1,082,835)	1,110,568
Mid Cap Value Fund	(1,631,918)	—	1,631,918
Mid Core Value Fund	(930,048)	(4,273,455)	5,203,503
SMID Cap Growth Fund	268,415	(7,023,771)	6,755,356
SMID Cap Value Fund	(70,637)	(4,328,537)	4,399,174
Small Cap Growth Fund	213,705	(2,299,623)	2,085,918
Small Cap Value Fund	(1,831,885)	(15,915,965)	17,747,850
Small Cap Index Fund	(466,996)	(3,595,874)	4,062,870
Developed International Index Fund	(2,292,044)	(3,890)	2,295,934

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
International Equity Fund	$(346,987)	$(15,105,108)	$15,452,095
Emerging Markets Equity Fund	80,065	(566,529)	486,464
Real Estate Securities Fund	(2,270,047)	(10,001,101)	12,271,148
Aggressive Allocation Fund	194,525	(8,419,950)	8,225,425
Moderately Aggressive Allocation Fund	688,836	(28,142,741)	27,453,905
Moderate Allocation Fund	975,571	(30,564,046)	29,588,475
Moderately Conservative Allocation Fund	300,414	(9,148,653)	8,848,239
Conservative Allocation Fund	187,429	(6,005,806)	5,818,377

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2016 and 2015 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2016	2015	2016	2015	2016	2015
Money Market Fund	$12,238	$11,728	$—	$—	$12,238	$11,728
Limited Maturity Bond Fund	3,295,777	2,913,555	—	—	3,295,777	2,913,555
Quality Bond Fund	16,826,963	18,851,832	697,174	5,712,002	17,524,137	24,563,834
High Yield Bond Fund	10,993,015	11,842,565	—	—	10,993,015	11,842,565
Flexibly Managed Fund	51,078,542	83,145,583	217,226,096	250,663,512	268,304,638	333,809,095
Balanced Fund	1,701,449	1,736,535	5,901,760	4,308,714	7,603,209	6,045,249
Large Growth Stock Fund	—	—	30,775,570	32,483,632	30,775,570	32,483,632
Large Cap Growth Fund	327,867	215,596	1,588,681	5,021,704	1,916,548	5,237,300
Large Core Growth Fund	141,437	—	16,228,909	10,422,157	16,370,346	10,422,157
Large Cap Value Fund	3,190,028	2,607,630	1,659,591	10,201,067	4,849,619	12,808,697
Large Core Value Fund	2,800,969	5,810,205	5,474,933	15,732,524	8,275,902	21,542,729
Index 500 Fund	7,541,297	7,365,475	16,604,259	7,376,220	24,145,556	14,741,695
Mid Cap Growth Fund	26,915	3,579,096	1,083,590	2,419,772	1,110,505	5,998,868
Mid Cap Value Fund	1,632,432	3,582,629	—	26,907,782	1,632,432	30,490,411
Mid Core Value Fund	1,981,801	3,527,900	3,221,749	5,336,338	5,203,550	8,864,238
SMID Cap Growth Fund	—	—	7,023,771	4,762,153	7,023,771	4,762,153
SMID Cap Value Fund	70,637	110,136	4,328,537	5,180,621	4,399,174	5,290,757
Small Cap Growth Fund	—	213,113	2,299,699	7,892,122	2,299,699	8,105,235
Small Cap Value Fund	1,962,873	1,957,827	15,784,977	13,389,064	17,747,850	15,346,891
Small Cap Index Fund	474,084	733,578	3,588,786	3,318,676	4,062,870	4,052,254
Developed International Index Fund	2,295,934	2,122,485	—	—	2,295,934	2,122,485
International Equity Fund	3,074,419	5,142,643	12,377,676	—	15,452,095	5,142,643
Emerging Markets Equity Fund	486,464	427,831	—	—	486,464	427,831
Real Estate Securities Fund	3,061,289	4,122,694	9,209,859	11,247,243	12,271,148	15,369,937

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2016	2015	2016	2015	2016	2015
Aggressive Allocation Fund	$630,756	$886,647	$10,100,778	$7,798,589	$10,731,534	$8,685,236
Moderately Aggressive Allocation Fund	2,765,962	4,394,203	34,221,645	27,334,592	36,987,607	31,728,795
Moderate Allocation Fund	5,448,175	7,572,549	37,876,701	31,886,947	43,324,876	39,459,496
Moderately Conservative Allocation Fund	1,861,547	2,399,500	10,724,743	8,096,434	12,586,290	10,495,934
Conservative Allocation Fund	1,200,562	1,542,898	6,514,472	3,883,603	7,715,034	5,426,501

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2016, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
Emerging Markets Equity Fund	$4,867,907	—	$4,867,907

At December 31, 2016, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	—	$495,828
High Yield Bond Fund	$5,062,409	6,303,462
Developed International Index Fund	209,597	1,769,167
Mid Cap Value Fund	4,992,487	4,130,223
Emerging Markets Equity Fund	5,415,280	694,181

During the year ended December 31, 2016, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

International Equity Fund	$7,227,098
Emerging Markets Equity Fund	2,305,462

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2017:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Large Growth Stock Fund	$24	—
Small Cap Growth Fund	79	—
Developed International Index Fund	—	$106,186

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

Tax cost of securities:

At June 30, 2017, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2016 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$97,973,915	$—	$—	$—
Limited Maturity Bond Fund	206,688,344	1,001,202	(920,395)	80,807
Quality Bond Fund	516,243,698	7,532,319	(2,778,225)	4,754,094
High Yield Bond Fund	165,059,531	7,051,456	(1,788,886)	5,262,570
Flexibly Managed Fund	3,321,937,272	474,001,974	(20,441,646)	453,560,328
Balanced Fund	49,918,572	34,045,773	(2,831,967)	31,213,806
Large Growth Stock Fund	221,940,663	77,472,647	(2,546,345)	74,926,302
Large Cap Growth Fund	37,785,439	10,756,891	(698,445)	10,058,446
Large Core Growth Fund	96,452,672	17,984,000	(576,386)	17,407,614
Large Cap Value Fund	163,304,718	51,429,533	(4,514,372)	46,915,161
Large Core Value Fund	167,901,055	21,543,533	(3,163,959)	18,379,574
Index 500 Fund	244,839,227	223,615,538	(14,327,293)	209,288,245
Mid Cap Growth Fund	96,692,861	24,553,332	(7,152,157)	17,401,175
Mid Cap Value Fund	141,573,184	43,386,590	(5,267,353)	38,119,237
Mid Core Value Fund	84,193,767	14,412,414	(3,640,913)	10,771,501
SMID Cap Growth Fund	56,508,019	6,685,934	(892,674)	5,793,260
SMID Cap Value Fund	65,647,047	16,295,791	(2,701,259)	13,594,532
Small Cap Growth Fund	70,866,633	27,369,045	(2,357,510)	25,011,535
Small Cap Value Fund	201,967,937	48,399,994	(5,605,947)	42,794,047
Small Cap Index Fund	55,890,996	24,980,947	(5,427,519)	19,553,428
Developed International Index Fund	84,907,130	29,339,857	(6,879,496)	22,460,361
International Equity Fund	280,493,394	90,897,695	(3,661,287)	87,236,408
Emerging Markets Equity Fund	141,615,230	39,087,026	(5,459,893)	33,627,133
Real Estate Securities Fund	128,614,834	14,469,535	(3,702,618)	10,766,917
Aggressive Allocation Fund	51,966,844	15,970,510	(345,104)	15,625,406
Moderately Aggressive Allocation Fund	190,292,313	68,758,534	(1,006,377)	67,752,157
Moderate Allocation Fund	254,693,678	86,652,199	(1,090,234)	85,561,965
Moderately Conservative Allocation Fund	79,178,800	20,136,447	(303,023)	19,833,424
Conservative Allocation Fund	49,608,842	7,455,261	(86,997)	7,368,264

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2017. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds at June 30, 2017 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond	Buy/Long	US Treasury Note	9/30/2017	130	2,000	$108	$(44,687)
Limited Maturity Bond	Buy/Long	US Treasury Note	9/30/2017	50	1,000	118	(19,922)

							(64,609)

Quality Bond	Buy/Long	US Treasury Note	9/30/2017	150	2,000	108	(51,563)
Quality Bond	Buy/Long	US Treasury Note	9/30/2017	150	1,000	118	(39,844)
Quality Bond	Sell/Short	US Treasury Note	9/30/2017	(305)	1,000	126	90,548
Quality Bond	Sell/Short	US Treasury Note	9/30/2017	(20)	1,000	154	(23,125)
Quality Bond	Buy/Long	US Treasury Ultra Bond	9/30/2017	95	1,000	166	133,047

							109,063

Index 500	Buy/Long	E-Mini S&P 500 Index	9/17/2017	26	50	2,421	(12,258)

							(12,258)

Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/17/2017	3	50	1,414	(1,180)

							(1,180)

Developed International Index	Buy/Long	E-Mini MSCI EAFE Index	9/17/2017	17	50	1,890	(4,247)

							(4,247)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds as of June 30, 2017 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Quality Bond, Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2017 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2016	55,697	$16,242,366
Options written	19,049	6,999,330
Options repurchased	(5,582)	(2,135,245)
Options expired	(28,659)	(6,654,941)
Options exercised	(19,777)	(4,428,977)

Options outstanding at June 30, 2017	20,728	$10,022,533

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2017 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond and Mid Core Value Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by High Yield Bond Fund at June 30, 2017 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	CIBC World Markets	09/22/2017	$(600,000)	1.29510	$(452,525)	$(463,284)	$(10,760)
Sell	Euro	State Street Global	08/25/2017	(2,012,000)	0.87301	(2,271,464)	(2,304,666)	(33,202)
Buy	Euro	Merrill Lynch	08/25/2017	270,061	0.87301	303,716	309,345	5,629
Buy	Euro	HSBC Securities	08/25/2017	142,173	0.87301	160,030	162,854	2,824
Sell	Euro	Citibank	08/25/2017	(1,959,000)	0.87301	(2,214,101)	(2,243,957)	(29,856)
Buy	Euro	Citibank	08/25/2017	301,422	0.87301	339,234	345,267	6,033
Buy	Pound Sterling	Citibank	07/03/2017	75,492	0.76770	98,154	98,334	180
Sell	Pound Sterling	HSBC Securities	07/21/2017	(1,745,929)	0.76724	(2,241,729)	(2,275,602)	(33,873)
Buy	Pound Sterling	Merrill Lynch	07/21/2017	388,657	0.76724	495,405	506,566	11,161
Sell	Pound Sterling	Citibank	07/21/2017	(75,492)	0.76724	(98,210)	(98,394)	(184)
Buy	Pound Sterling	Citibank	07/21/2017	14,875	0.76724	19,247	19,388	141
Sell	Swiss Francs	HSBC Securities	08/25/2017	(191,000)	0.95553	(197,660)	(199,888)	(2,228)

	Total							$(84,135)

Open forward foreign currency contracts held by Mid Core Value Fund at June 30, 2017 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	Morgan Stanley	09/29/2017	$(1,786,616)	1.29497	$(1,351,826)	$(1,379,655)	$(27,829)
Buy	Canadian Dollar	Morgan Stanley	09/29/2017	42,875	1.29497	33,051	33,109	58
Buy	Euro	UBS	09/29/2017	35,620	0.87135	40,891	40,879	(12)
Sell	Euro	UBS	09/29/2017	(721,969)	0.87135	(811,017)	(828,565)	(17,548)
Sell	Japanese Yen	Credit Suisse	09/29/2017	(63,041,569)	112.02556	(567,076)	(562,743)	4,333

	Total							$(40,998)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

The total market value of forward foreign currency contracts held in the High Yield Bond and Mid Core Value Funds as of June 30, 2017 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2017:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2017:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	—	—	—	$(64,609)
Quality Bond Fund	—	—	$223,595	—	—	(114,532)
High Yield Fund	—	$25,968	—	—	$(110,103)	—
Flexibly Managed Fund	—	—	—	$(18,456,867)	—	—
Index 500 Fund	—	—	—	(12,258)	—	—
Mid Core Value Fund	—	4,391	—	—	(45,389)	—
Small Cap Index Fund	—	—	—	(1,180)	—	—
Developed International Index Fund	—	—	—	(4,247)	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2017:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
High Yield Fund
Bank of America Merrill Lynch	Fx Letter	$16,790	—	$16,790	—	$16,790
CIBC World Markets	Fx Letter	—	$(10,760)	(10,760)	—	(10,760)
Citigroup	Fx Letter	6,354	(30,040)	(23,686)	—	(23,686)
HSBC Securities	Fx Letter	2,824	(36,101)	(33,277)	—	(33,277)
State Street Global	Fx Letter	—	(33,202)	(33,202)	—	(33,202)

Total		25,968	(110,103)	(84,135)	—	(84,135)
Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(2,177,560)	(2,177,560)	—	(2,177,560)
Citigroup Global Markets	ISDA	—	(8,286,060)	(8,286,060)	—	(8,286,060)
Credit Suisse	ISDA	—	(239,956)	(239,956)	—	(239,956)
Deutsche Bank	ISDA	—	(5,695,096)	(5,695,096)	—	(5,695,096)
Goldman Sachs	ISDA	—	(696,872)	(696,872)	—	(696,872)
JPMorgan	ISDA	—	(72,225)	(72,225)	—	(72,225)
RBC Securities	ISDA	—	(1,325,898)	(1,325,898)	—	(1,325,898)

Total		—	(18,484,667)	(18,484,667)	—	(18,484,667)
Mid Core Value Fund
Credit Suisse	Fx Letter	4,333	—	4,333	—	4,333
Morgan Stanley	Fx Letter	58	(27,829)	(27,771)	—	(27,771)
UBS	Fx Letter	—	(17,560)	(17,560)	—	(17,560)

Total		4,391	(45,389)	(40,998)	—	(40,998)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2017:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$28,578
Quality Bond Fund	—	—	(390,666)
High Yield Fund	—	$(731,604)	—
Flexibly Managed Fund	$6,733,087	—	—
Index 500 Fund	371,438	—	—
Mid Cap Growth Fund	48,756	118	—
Mid Core Value Fund	—	(98,593)	—
Small Cap Index Fund	1,758	—	—
Developed International Index Fund	212,165	10,475	—
Emerging Markets Equity Fund	—	(57,771)	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$(48,984)
Quality Bond Fund	—	—	109,064
High Yield Fund	—	$(290,185)	—
Flexibly Managed Fund	$8,339,193	—	—
Index 500 Fund	10,593	—	—
Mid Core Value Fund	—	(20,543)	—
Small Cap Index Fund	16,630	—	—
Developed International Index Fund	(768)	—	—
Emerging Markets Equity Fund	—	(41,283)	—

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2017. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	—	$32,053,103	$599,095	—	—
Quality Bond Fund	—	35,330,358	(41,252,634)	—	$(14,453)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Fund	$(8,671,702)	—	—	—	—
Flexibly Managed Fund	—	—	—	—	$(11,139,967)
Index 500 Fund	—	$4,263,935	—	—	—
Mid Cap Growth Fund	—	—	—	$28,564	(65,093)
Mid Core Value Fund	(2,812,517)	—	—	—	—
Small Cap Index Fund	—	1,017,295	—	—	—
Developed International Index Fund	—	1,672,055	—	—	—
Emerging Markets Equity Fund	(1,228,657)	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2017 (Unaudited)

10 — NEW REGULATORY MATTERS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms, which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Although still evaluating the impact of the rules, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Funds will comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 24, 2017. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2017 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”). The Directly Managed Funds are: the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds are: the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity and Real Estate Securities Funds.

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into and the Company’s Board of Directors (the “Board”) has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds under the supervision of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which evaluates quantitatively and qualitatively each Sub-Adviser’s investment expertise and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the Sub-Adviser’s regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser to ensure compliance with the Sub-Advised Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Penn Series Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Board Approval of New Janus Sub-Advisory Agreement

At a meeting of the Board held on February 22, 2017, PMAM recommended, and the Board, including a majority of the Independent Directors of the Company, approved a new Sub-Advisory Agreement between PMAM and Janus Capital Management, LLC (“Janus”), with respect to the Small Cap Growth Fund (the “Fund”) (the “Janus Sub-Advisory Agreement”). The parties entered into the Janus Sub-Advisory Agreement in anticipation of an all-stock merger of equals between Janus Capital Group Inc., the parent company of Janus (“JCG”), and Henderson Group plc. The merger constituted a change of control, as the ultimate parent company of Janus changed from JCG to the combined entity known as Janus Henderson Group plc (“JHG”), and that change of control caused an assignment of the sub-advisory agreement between PMAM and Janus, dated May 1, 2013, with respect to the Fund, as amended (the “Prior Janus Sub-Advisory Agreement”). Pursuant to Section 15 of the 1940 Act, the Prior Janus Sub-Advisory Agreement automatically terminated upon its assignment. With the exception of its term and effective date, the material terms of the Janus Sub-Advisory Agreement are identical to the material terms of the Prior Janus Sub-Advisory Agreement. PMAM recommended the approval of, and the Board and the Independent Directors approved, the new Janus Sub-Advisory Agreement effective for the period commencing on the date of the merger, May 30, 2017, through May 31, 2017.

Board Considerations. Prior to the approval of the Janus Sub-Advisory Agreement, the Board received written and oral information from PMAM and Janus. PMAM reviewed with the Board the bases for its recommendations, including its positive working relationship with Janus and Janus’s performance with respect to its management of the Fund to date. The Board also received information from the Fund’s Chief Compliance Officer concerning her due diligence findings relating to Janus’s compliance infrastructure and compliance program. The Board then considered information about the events and transactions that would lead to the “assignment” of the Prior Sub-Advisory Agreement as described in written materials provided to the Board by Janus. The Board also considered information presented to the Board during the May 10, 2016 and May 19, 2016 meetings during which it most recently considered and approved the continuance of the Prior Sub-Advisory Agreement. The Board further noted that it would have an opportunity to consider the approval of the continuance of the Sub-Advisory Agreement in connection with its annual consideration of the advisory agreement sub-advisory agreement continuances scheduled to be carried out on May 11, 2017 and May 18, 2017. The Board deliberated on the approval of the Janus Sub-Advisory Agreement in light of this information.
As further outlined below, in approving the Janus Sub-Advisory Agreement, the Board carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered by Janus to the Fund; (2) the performance record of Janus; (3) the costs of the services provided by Janus and the profitability of Janus with respect to the Fund; and (4) the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s sub-advisory fee levels reflect those economies of scale for the benefit of Fund investors. The Board evaluated the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve the Janus Sub-Advisory Agreement.

Nature, Extent and Quality of Sub-Advisory Services. In considering the nature, extent and quality of the services to be provided by Janus, the Board evaluated, among other things, Janus’s business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, conflicts of interest, compliance program, and the resources of Janus to be dedicated to the Fund. The Board considered that Janus expected that the nature and quality of the services it provides to the Fund would only improve with the ability to bring the combined resources of JHG to bear and would not be adversely affected. The Board also noted that Janus planned to retain the same investment processes, key portfolio management personnel and other support systems as are currently in place. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services and resources to be provided by Janus to the Fund supported the approval of the Janus Sub-Advisory Agreement.

Performance Record. In considering the past performance record of Janus, the Board evaluated the recent and long-term performance of the Fund relative to its peer group and appropriate indices/benchmarks, in light of total return, economic and market trends, and both market risk and shareholder risk expectations. Based on this evaluation, the Board concluded, within the context of its full deliberations, that Janus’s performance with respect to its management of the Fund supported the approval of the Janus Sub-Advisory Agreement.

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Costs of Sub-Advisory Services. In considering the costs of the sub-advisory services to be provided by Janus, the Board evaluated (a) the services to be provided by Janus; (b) the sub-advisory fees to be paid to Janus; (c) the sub-advisory fees to be paid to Janus in comparison to sub-advisory fees charged to other comparable mutual funds and other types of comparable accounts; and (d) the fact that Janus will be compensated by PMAM and not by the Fund directly and that such compensation reflects arms-length negotiations between PMAM and Janus. The Board noted that the sub-advisory fee would remain the same under the Janus Sub-Advisory Agreement as it was under the Prior Janus Sub-Advisory Agreement, and that Fund shareholders would not experience an increase in fees or expenses with the approval of the Janus Sub-Advisory Agreement. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fee charged under the Janus Sub-Advisory Agreement is reasonable and supported approval of the Janus Sub-Advisory Agreement.

Profitability and Other Benefits. Noting that Janus is compensated by PMAM at a rate negotiated at arm’s length, the Board determined the profits realized by Janus are not unreasonable. In evaluating the other or fall-out benefits that may accrue to Janus because of its relationship with the Fund, the Board noted that Janus may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with PMAM or the Company as a result of its relationship with the Fund.

Economies of Scale. The Board considered the existence of any economies of scale and whether any such economies of scale would be passed along to the Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates. The Board noted that while the sub-advisory fee schedule does not include breakpoints, the advisory fee schedule does and concluded that at least a portion of any realized economies of scale would be shared with the Fund’s shareholders.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Janus Sub-Advisory Agreement and concluded that the compensation under the Janus Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or single factor that was all-important or controlling.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements and Amendments to the Investment Advisory and MSIM Sub-Advisory Agreements

The Board called and held meetings on May 11, 2017 and May 18, 2017 (collectively, the “Meeting”) to consider whether to renew the Advisory Agreement between the Company and PMAM with respect to each Penn Series Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information and received and reviewed, in advance of the Meeting, extensive written materials in response to that request, including information as to the performance of each Penn Series Fund versus its benchmark and peer universe, the level of the investment advisory fees charged to the Penn Series Fund, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to PMAM of providing such services, including a profitability analysis, PMAM’s compliance program, and various other matters.

In addition, at the Meeting, the Board considered whether to (i) renew each Sub-Advisory Agreement between PMAM and each Sub-Adviser listed in the table below on behalf of its respective Sub-Advised Fund(s), and (ii) approve amendments to the Advisory Agreement and the Sub-Advisory Agreement between PMAM and Morgan Stanley Investment Management Inc. (“MSIM”), with respect to the Emerging Markets Equity Fund (the “MSIM Sub-Advisory Agreement”), to reduce the investment advisory and sub-advisory fees, respectively, paid by the Emerging Markets Equity Fund (each, an “Amendment” and together, the “Amendments”). The Amendments, each dated May 18, 2017, became effective on June 1, 2017.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Sub-Adviser	Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Loomis, Sayles & Company, L.P.	Large Cap Value Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Company	Emerging Markets Equity Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
Neuberger Berman Investment Advisers LLC	Mid Cap Value Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Vontobel Asset Management, Inc.	International Equity Fund

Board Considerations. In response to the Board’s written request for information, PMAM and each of the Sub-Advisers submitted, in advance of the Meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by PMAM and the Sub-Advisers in connection with the Meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the Penn Series Funds’ operations and the Penn Series Funds’ performance and the services of PMAM and the Sub-Advisers. In connection with the Meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements and Amendments. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements and approval of the Amendments. The Independent Directors also met in executive session with senior representatives of PMAM to discuss the written materials provided by PMAM.

The Board evaluated and discussed written materials provided by PMAM and the Sub-Advisers that addressed, among other matters, the following: (a) the nature, extent and quality of PMAM’s and the Sub-Advisers’ investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) PMAM’s and the Sub-Advisers’ investment management personnel; (c) PMAM’s and the Sub-Advisers’ operations and financial condition; (d) PMAM’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Penn Series Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of PMAM’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to PMAM, the Sub-Advisers, and their affiliates as a result of their relationship with the Penn Series Funds; (h) the extent to which the Penn Series Funds’ advisory and sub-advisory fees reflect economies of scale for the benefit of fund investors; (i) PMAM’s and the Sub-Advisers’ risk management, compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) PMAM’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (k) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices. In evaluating the advisory fees charged by PMAM, the Board reviewed both a report from Broadridge, which provided objective and non-consultative fee, expense and investment performance information based on asset size comparability, and PMAM’s internal analysis regarding PMAM’s total fund expense ratios and advisory fees compared to those of PMAM’s direct competitors. In addition, the Board discussed the proposed reductions to the advisory and sub-advisory fees of the Emerging Markets Equity Fund.

At the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate PMAM’s and the Sub-Advisers’ fees and other aspects of the Investment

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Advisory Agreements and Amendments. The Board discussed the written materials that the Board received before the Meeting and deliberated on the renewal of the Investment Advisory Agreements and approval of the Amendments in light of this information.

At the Meeting, the Board, including the Independent Directors, unanimously approved (i) the Investment Advisory Agreements and Amendments, (ii) the selection of PMAM and the Sub-Advisers to act in their respective capacities for the Penn Series Funds, and (iii) the reduced advisory fees. The Board’s approvals were based on its consideration and evaluation of a variety of specific factors discussed at the Meeting and at prior meetings during the year, including:

•	the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and Amendment and how those fees compared to those of other comparable mutual funds and other types of accounts;

•	the cost of services provided by and the profitability of PMAM and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to PMAM and the Sub-Advisers and their affiliates, if any; and

•	the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements and Amendments reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by PMAM and the Sub-Advisers to the Penn Series Funds. In this regard, the Board evaluated, among other things, PMAM’s and the Sub-Advisers’ business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program, and the resources of PMAM and the Sub-Advisers to be dedicated to each Penn Series Fund. The Board reviewed the scope of services to be provided by PMAM and the Sub-Advisers under the Investment Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by PMAM and the Sub-Advisers for the past year and the scope of services required to be provided during the upcoming year. The Board also considered PMAM’s and the Sub-Advisers’ representations to the Board that PMAM and the Sub-Advisers, respectively, would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Penn Series Funds in the past, and that these services are appropriate in scope and extent in light of the Penn Series Funds’ operations, the competitive landscape of the investment company business and investor needs. With respect to the Amendments to reduce the compensation paid to PMAM and MSIM by the Emerging Markets Equity Fund specifically, the Board considered PMAM’s and MSIM’s representations to the Board that neither adviser would reduce the quality or quantity of the services it currently provides to the Emerging Markets Equity Fund and that their obligations with respect to the Emerging Markets Equity Fund would remain the same in all respects. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by PMAM and the Sub-Advisers to the Penn Series Funds supported renewal of the Investment Advisory Agreements and approval of the Amendments.

Fund Performance. The Board considered fund performance in determining whether to renew the Investment Advisory Agreements. PMAM engaged Broadridge, an independent, third party research provider, to prepare advisory contract renewal reports to help the Board compare the Penn Series Funds’ performance with the performance of a peer group of comparable funds selected by Broadridge. Specifically, the Board considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Board considered both market risk and shareholder risk expectations for a given Penn Series Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Costs of Advisory and Sub-Advisory Services. The Board considered the costs of the advisory and sub-advisory services provided to the Penn Series Funds by PMAM and the Sub-Advisers, respectively. PMAM engaged Broadridge to prepare advisory contract renewal reports to help the Board compare the Penn Series Funds’ fees and expenses with those of a peer group of comparable funds selected by Broadridge. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of comparable accounts; and (d) the fact that the Sub-Advisers are compensated by PMAM and not by the Penn Series Fund directly and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered its discussions with PMAM at the May 11th meeting concerning the advisory and sub-advisory fees paid by the Emerging Markets Equity Fund, noting that PMAM had since been successful negotiating a reduced sub-advisory fee for the Emerging Markets Equity Fund and had agreed to also reduce the advisory fee it receives from the Fund as reflected by the proposed Amendments. The Board further noted that it and PMAM had agreed to continue to monitor the SMID Cap Value Fund’s fees and expenses. The Board also considered PMAM and its affiliates’ agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that PMAM, through waivers, is committed to maintaining the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements and approval of the Amendments.

Profitability and Other Benefits. With regard to profitability, the Board considered all compensation flowing, directly or indirectly, to PMAM and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by PMAM and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with information about, and considered the profitability of, the various administrative and servicing arrangements between the Penn Series Funds and PMAM and its affiliates. The Board also considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and Amendments were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by PMAM and the Sub-Advisers and their affiliates, if any. The Board also considered the methodology used to determine profitability. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by PMAM, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to PMAM, the Sub-Advisers, and their affiliates because of their relationship with the Penn Series Funds, the Board noted that they may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Penn Series Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Penn Series Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of and any fall-out benefits realized by PMAM and the Sub-Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements and approval of the Amendments.

Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Penn Series Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Advisers. The Board, in particular, considered PMAM’s approach to the implementation of new breakpoints and the review of existing breakpoints. With respect to the Amendments, the Board considered that the fee reduction for the Emerging Markets Equity Fund eliminated breakpoints from the advisory and sub-advisory fee schedules. The Board noted, however, that the reduced advisory and sub-advisory fees payable under the Amendments are lower than the advisory and sub-advisory fees associated with the lowest breakpoint payable under the existing Agreements. Accordingly, the Board determined that the benefit to Fund shareholders of the fee reduction outweighed any potential benefit from the existing breakpoints in the advisory and sub-advisory fee schedules. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Penn Series Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by PMAM and the Sub-Advisers.

Penn Series Funds, Inc.

June 30, 2017 (Unaudited)

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and the approval of the Amendments and concluded that the compensation under the Investment Advisory Agreements and the Amendments are fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

PennMutual® The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. © 2017 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com PM8539 06/17

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)

Date	9/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)

Date	9/6/2017

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer (principal financial officer)

Date	9/6/2017

* Print the name and title of each signing officer under his or her signature.